March 1, 2008 ·	Class A Shares
Class C Shares

The American Independence Funds		Prospectus

Stock Fund
Financial Services Fund
International Equity Fund
Short-Term Bond Fund
Intermediate Bond Fund
Kansas Tax-Exempt Bond Fund

NOT FDIC Insured. May lose value. No bank guarantee.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Independence Financial Services, LLC is a limited liability company.

The Notice of Privacy Policy and Practices of the Funds is included with this Prospectus, but is not considered to be a part of the Prospectus.

Inside This Prospectus

Descriptions of each fund’s goal, strategy, and main risks, along with information on costs, and the individuals who manage the funds.

About the Funds	American Independence Funds
	Stock Fund	1
	Financial Services Fund	5
	International Equity Fund	11
	Short-Term Bond Fund	16
	Intermediate Bond Fund	21
	Kansas Tax-Exempt Bond Fund	26
	The Investment Adviser	30

How to Invest	A Choice of Share Classes	33
	How To Buy Fund Shares	39
	How To Sell and Exchange Fund Shares	41
	Shareholder Services and Policies	43
	Information, instructions, and policies to know about
	your fund account and transactions	45
	Distributions and Taxes	49
	Financial Highlights	50
	Notice of Privacy Policy	61

TICKER SYMBOL |	CLASS A – IFCSX
CLASS C – ISFSX
CUSIP NUMBERS |	CLASS A – 026762807
CLASS C – 026762732

AMERICAN INDEPENDENCE FUNDS

Stock Fund

The Fund’s goal is to provide investors with long-term capital appreciation.

MAIN STRATEGIES

The Fund normally invests at least 80%* of its net assets, plus borrowings for investment purposes, in common and/or preferred stocks and at least 65% of its total assets in such stocks issued by U.S. companies with large market capitalizations (over $5 billion) at the time of purchase. The Fund’s Sub-Adviser uses a value oriented approach to selecting stocks by identifying stocks that it considers undervalued (i.e. priced less than its real worth). The Fund’s Sub-Adviser also considers the company’s soundness and earnings prospects. If the Fund’s Sub-Adviser determines a company may no longer benefit from the current market and economic environment and shows declining fundamentals, it will eliminate the Fund’s holding of the company’s stock. The Fund may also invest in securities that are convertible into common stock and preferred stock.

MAIN RISKS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

Stock Market Risk     Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Style Risk     Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests primarily in value stocks, its performance may lag when growth stocks outperform value stocks.

Mid- and Small-Cap Risk     Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

* The Fund will provide notice to shareholders at least 60 days prior to any change to this policy.

Stock Fund | 1

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Premium Class Shares. As a result of the reorganization, the fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares after the reorganization includes the performance of the Fund’s Institutional Class shares, which has been restated to reflect the differences in any applicable sales charges and expenses.

FUND PERFORMANCE

The bar chart and the table listed below give some indication of the risks of an investment in the Fund by showing in the bar chart how the Stock Fund has performed from year to year and by comparing in the table the Fund’s performance over time to that of the Standard & Poor’s 500® Composite Stock Index (‘‘S&P 500®’’), a widely recognized, unmanaged index of common stocks. The Russell 1000 Value Index will be used as the Fund’s benchmark. The Russell 1000 Value Index is an unmanaged index of large-cap value stocks. The Fund has been in existence since January 21, 1997, but until March 2, 2006, the Fund was organized as the Stock Fund of the former American Independence Funds Trust. From March 1, 2006 to March 1, 2007 the Fund was managed by Barrow, Hanley, Mewhinney & Strauss, Inc. Prior to December 1999, the Fund was managed by another sub-adviser.

The returns for Class A, Class C and Institutional Class will differ because of differences in the expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS — CLASS A SHARES(1)

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect voluntary and contractual fee reductions. Without such fee reductions, the Fund’s performance would have been lower.

	Best quarter	20.27%	Q2 ’03
	Worst quarter	(17.99)%	Q3 ’02

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if sales charges were included.

2 | Stock Fund

AVERAGE ANNUAL TOTAL RETURNS

		One Year	Five Years	Ten Years
		Ended	Ended	Ended
		December 31,	December 31,	December 31,
	Inception	2007	2007	2007
Return Before Taxes(1)	January 21, 1997
Class A		3.55%	14.27%	7.33%
Class C		8.35%	15.31%	7.73%
Return After Taxes on Distribution(1)
Class A		0.31%	13.20%	6.82%
Return After Taxes on Distribution and Sale of Shares(1)(2)
Class A		3.47%	12.72%	6.82%
S&P 500 Index (reflects no deduction for fees, expenses
or taxes)	January 22, 1997	5.49%	12.82%	5.91%
Russell 1000 Value Index (reflects no deduction for fees,
expenses or taxes)	January 22, 1997	(0.18)%	1.64%	6.58%

(1)  These figures reflect deduction of sales charges.
(2)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Stock Fund | 3

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	5.75%		None
Maximum deferred sales charge (as a percentage
of the Net Asset Value at purchase)	None	(1)	1.00%	(4)
ANNUAL FUND OPERATING EXPENSES
Management Fee	1.00%		1.00%
Distribution (12b-1) and Service Fees	0.50%		1.00%
Other Expenses(2)	0.52%		0.52%
Total Annual Fund Operating Expenses Before
Reductions	2.02%		2.52%
Expense Reductions(3)	–0.63%		–0.63%
Total Annual Fund Operating Expenses After
Reductions	1.39%		1.89%

(1)

Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% Contingent Deferred Sales Charge (CDSC) if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.

(2)	Other Expenses are based on estimated amounts for the current fiscal year.
(3)

AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2009 in order to keep the Total Annual Fund Operating Expenses at 1.39% and 1.89% for the Class A and Class C Shares respectively. This reduction lowers the expense ratio and increases overall returns to investors.

(4)	Class C shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.	It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.		1 Year	3 Years	5 Years	10 Years
		Class A Shares	$708	$1,054	$1,488	$2,690
		- No Redemption	$192	$ 661	$1,224	$2,758
		- With Redemption	$292	$ 661	$1,224	$2,758

4 | Stock Fund

TICKER SYMBOL |	CLASS A – ANEAX
CLASS C – ANECX
CUSIP NUMBERS |	CLASS A – 026762617
CLASS C – 026762591

AMERICAN INDEPENDENCE FUNDS

Financial Services Fund

The Fund’s goal is to provide investors with long-term capital appreciation with a secondary objective of income, by investing in U.S. and non-U.S. financial institutions.

MAIN STRATEGIES

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies in financial services-related industries. Financial services-related industries include, but are not limited to, banking, insurance, investment banking and brokerage, credit finance, mortgage banking, commercial and residential mortgage REITs, asset management and other finance-related services. The Fund considers a company to be doing business in financial services-related industries if it meets at least one of the following tests: (1) at least 50% of its gross income or its net sales come from activities in financial services-related industries; (2) at least 50% of its assets are devoted to producing revenues in the financial services-related industries; or (3) based on other available information, the portfolio manager determines that is primary business is within the financial services industries. The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers doing business in the financial services-related industries. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

The Sub-Adviser, American Independence Capital Management, LLC, (“AICM”) plans to achieve this goal by investing in securities which AICM believes are undervalued, by capitalizing on opportunities to profit by trading mispriced securities and by making other special situation investments, with a focus on publicly traded equity securities in the financial services industry. There can be no assurance that the Fund’s investment objective will be achieved, and investment results may vary substantially from time to time.

The Fund seeks to achieve its investment objective primarily by investing in and tactically trading securities of U.S. and non-U.S. financial institutions, including, but not limited to, equity securities and other securities convertible into or exercisable into equity securities, preferred securities, subordinate income notes collateralized by trust preferred securities, and other fixed income securities. The Fund may invest in large-cap, mid-cap and small-cap companies, in each case as the Adviser or Sub-Adviser in its sole discretion, may determine. To achieve the Fund’s investment objective, the Fund may utilize options, derivatives, and futures.

The Fund intends to blend two investment strategies in managing the Fund, with the goal of maximizing returns while minimizing relevant risks. The first strategy involves strategic value investing. With the portion of the assets of the Fund’s portfolio allocated to this strategy, AICM will generally invest in companies that it believes are significantly undervalued on a fundamental basis. AICM believes this means the market price of such companies would be at a substantial discount to the present value of future cash flows or to liquidation value. In valuing companies, AICM will normally project a company’s future cash flows and discount these to the present (using a discount rate reflecting the degree of risk of the investment) to find the intrinsic value of the enterprise. If this value is significantly above the current price of the stock, and AICM believes that the company is run by competent and reliable management, then the Fund may invest in that company. AICM believes the portion of the Fund allocated to strategic value investing will normally be invested only in securities selling for less than their intrinsic value or selling for less than private market value when AICM believes that it is likely that the company may be acquired.

AICM believes that, by focusing a majority of the Fund’s assets on those companies that are not well known or are improperly valued by the investment community, it can achieve significantly higher returns than are available from a broadly diversified equity fund.

Financial Services Fund | 5

In addition, AICM intends to employ a second, more tactical trading-oriented strategy that utilizes the Sub-Adviser’s knowledge of the securities markets and financial services industries to exploit price trends and market volatility in the securities of financial services companies. Tactical trading positions tend to be short-term with high turnover and endeavor to profit from various company as well as industry events. Such trades generally occur around an event such as earnings releases, news events, 8K’s, merger news, management changes, interest rate movements, credit quality outlook, regulatory changes, spin-offs, and new issues, as well as other events. The Fund is therefore intended to be a blend of the strategic and the tactical, but with greater emphasis on the strategic. AICM believes these two very different investment methods compliment each other very well as the best strategic value investments tend to surface during long bear markets while tactical investments tend to predominate during periods of high valuation and high volatility.

Descriptions of these and other securities which the Fund may purchase are included in the SAI.

6 | Financial Services Fund

MAIN RISKS

The value of the Fund’s investments, and the value of your investments in the Fund, will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

Stock Market Risk     Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Mid- and Small-Cap Risk     Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

Sector Fund Risk     The Fund’s investments are concentrated in a comparatively narrow segment of the economy, the financial services sector. This means that the Fund’s investment concentration in the financial services sector is higher than most mutual funds and the broad securities market. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments and consequently the value of an investment in the Fund may tend to rise and fall more rapidly.

Financial Services Industry Risk     The financial services sector is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services sector depends heavily on the availability and cost of money and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. The financial services industry is exposed to several risks that may impact the value of investments in the financial services sector more severely than investments outside the sector. Businesses in the financial sector often operate with substantial financial leverage.

Foreign Investment Risk A Fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance and payments, overall debt level, and cash flow from tax or other revenues.

Concentration Risk     Since a large percentage of the Fund’s assets may be invested in the securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance and any change in the value of those securities could significantly affect the value of your investment in the Fund.

Financial Services Fund | 7

FUND PERFORMANCE

The Financial Services Fund commenced operations on March 1, 2007; therefore, it does not have calendar year or quarterly performance data to report.

8 | Financial Services Fund

Risk/Return Summary and Fund Expenses

FEES AND EXPENSES

This table is intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. This table does not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	5.75%		None
Maximum deferred sales charge (as a percentage
of the Net Asset Value at purchase)	None	(1)	1.00%	(4)
ANNUAL FUND OPERATING EXPENSES
Management Fee	1.25%		1.25%
Distribution (12b-1) fee and Service Fees	0.50%		1.00%
Other Expenses(2)	0.97%		0.97%
Total Annual Fund Operating Expenses Before
Reductions	2.72%		3.22%
Expense Reductions(3)	-0.97%		-0.97%
Total Annual Fund Operating Expenses After
Reductions	1.75%		2.25%

(1)

Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and 0.50% CDSC will be assessed if redeemed after first year and within the second year.

(2)	Other Expenses are based on estimated amounts for the current fiscal year.
(3)

AIFS has contractually agreed to reduce the management fee and reimburse expenses until February 28, 2009 in order to keep the Total Annual Fund Operating Expenses at 1.75% and 2.25% for the Class A and Class C Shares respectively. This reduction lowers the expense ratio and increases overall returns to investors.

(4)	Class C Shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%

annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.

Because this example is hypothetical and for comparison only, your actual costs will be different.

		1 Year	3 Years
	Class A Shares	$743	$1,253
	Class C Shares
	No Redemption	$228	$ 869
	With Redemption	$328	$ 869

Financial Services Fund | 9

Additional Risks of the Financial Services Fund

Trading in options     The Sub-Adviser may use a number of option strategies. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.

With certain exceptions, exchange listed options on individual securities are generally settled by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is ‘‘in-the-money’’ (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Fund’s ability to close out its position as a purchaser or seller of a listed put or call option is dependent, in part, upon the liquidity of the option market.

Limited liquidity of some investments     Some of the securities in which the Fund invests may be or become relatively illiquid, because they are thinly traded, they are subject to transfer restrictions, or the circumstances of the Fund’s ownership of them give rise to practical or regulatory limits on the Fund’s ability to liquidate quickly. The Fund may not be able promptly to liquidate those investments if the need should arise, and its ability to realize gains, or to avoid losses in periods of rapid market activity, may therefore be affected. In addition, the value assigned to such securities for purposes of determining a shareholder’s share in the Fund’s net profits and net losses may differ from the value the Fund is ultimately able to realize. A portion of the Fund’s assets may from time to time be invested in securities and other financial instruments or obligations for which no market exists. Because of the absence of any trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities.

Derivative transactions     The Fund may engage in derivative transactions such as forward contracts for hedging purposes. The risks associated with derivative transactions are potentially greater than those associated with the direct purchase or sale of the underlying securities because of the additional complexity and potential for leverage. In addition, derivatives may create credit risk (the risk that a counterparty on a derivative transaction will not fulfill its contractual obligations), as well as legal, operations, reputational and other risks beyond those associated with the direct purchase or sale of the underlying securities to which their values are related.

10 | Additional Risks of the Financial Services Fund

TICKER SYMBOL |	CLASS A – IIESX
CLASS C – IEFSX
CUSIP NUMBERS |	CLASS A – 026762872
CLASS C – 026762724

AMERICAN INDEPENDENCE FUNDS

International Equity Fund

The Fund’s goal is to provide investors with long-term capital appreciation.
The Fund seeks its objective by investing primarily in equity securities of issuers based outside of the United States.

MAIN STRATEGIES

Under normal market conditions, the Fund invests primarily in the equity securities of companies located outside the U.S., including emerging markets. The Fund will invest, under normal circumstances, at least 80% of its net assets in ‘‘foreign securities’’ as defined below, which may include emerging markets on an opportunistic basis. Under normal circumstances, the Fund will not exceed 20% of net assets in developing countries or emerging market securities.

For the purpose of the fund’s investments, ‘‘foreign securities’’ means those securities issued by companies:

>    whose principal securities trading markets are outside the U.S.; or

>    that are linked to non-U.S. dollar currencies; or

>    that are organized under the laws of, or with principal office in, a country other than the U.S.

The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities, in U.S. dollars terms, due to fluctuations in currency exchange rates, the Fund may enter into currency hedges that may decrease or offset any losses from such fluctuations.

The Fund may invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) issued by sponsored or unsponsored facilities. ADRs are usually issued by a U.S. bank trust company and traded on a U.S. exchange. GDRs may be issued by institutions located anywhere in the world and traded in any securities market. EDRs are issued in Europe and used in bearer form in European markets.

Most of the purchases and sales made by the Fund will be made in the primary trading market for the particular security. The primary market is usually in the country in which the issuer has its main office. The Fund generally follows a multi-capitalization approach focusing on mid to large-capitalization companies, but the Fund may also invest in smaller, emerging growth companies. In addition, the Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the counter.

The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by federal agencies and government-sponsored entities are not backed by the full faith and credit of the U.S. Treasury and may be supported only by the credit of the instrumentality or the right of the issuer to borrow from the U.S. Treasury.

The Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, the Fund may not achieve its investment goal. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment goal, which may involve higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

Depository Receipts     Receipts, typically issued by a bank or trust company, representing the ownership of underlying securities that are issued by a foreign company and held by a bank or trust company.

International Equity Fund | 11

MAIN RISKS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

Stock Market Risk     A fund that invests in common stocks is subject to the risk that stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds. A company’s stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for small and mid-sized companies, or companies in developing industries, which tend to be more vulnerable to adverse developments.

Bond Market Risk     A fund that invests in debt securities is subject to the risk that fixed income prices in general may lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the credit worthiness of both corporate and government issuers. Generally fixed income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Foreign Investment Risk     A fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance of payments, overall debt level, and cash flow from tax or other revenues.

Developing Country Risk     Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries.

Political Risk     Political risk includes a greater potential for revolts, and the taking of assets by governments. For example, the Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under Communist systems that took control of private industry. This could occur again in this region or others in which the Fund may invest, in which case the Fund may lose all or part of its investment in that country’s issuers.

12 | International Equity Fund

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the International Multi-Manager Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Premium Class shares. As a result of the reorganization, the Fund will carryforward the performance history of the predecessor fund, as the predecessor fund shares is the accounting survivor. The performance of the Class A shares of the fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares after the reorganization includes the performance of the Fund’s Institutional Class shares, which has been restated to reflect the differences in any applicable sales charges and expenses.

FUND PERFORMANCE

The bar chart and table listed below show how the International Equity Fund has performed from year to year. The Fund has been in existence since November 1, 1995, but until March 2, 2006, the Fund was organized as the International Multi-Manager Stock Fund of the former American Independence Funds Trust. The performance shown in the bar chart and table represents: the actual performance of the Fund from January 20, 1997 (its inception) through December 31, 2004 and the actual performance of the Portfolio from November 1, 1995 (its inception) through January 19, 1997. This performance would have been significantly lower, taking into account the current fees of the Fund, because the Portfolio’s performance reflects no fees at the feeder level and the predecessor fund had lower fees.

The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below it compares the Fund’s performance over time to that of the Morgan Stanley Capital International Europe, Australasia and Far East (‘‘MSCI EAFE’’) Index, a widely recognized, unmanaged representative of the aggregate performance of international stock markets.

The returns for the Class A, Class C and Institutional Class shares will differ because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS — CLASS A SHARES(1) (2)

	Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions, which, if otherwise, would cause performance to be lower.

	Best quarter	21.41%	Q2	’03
	Worst quarter	(22.33)%	Q3	’02

(1)   These figures reflect year-by-year total returns for the Fund, as of December 31 of each year. They do not reflect sales charges and would be lower, if sales charges were included.
(2)   The performance of the Portfolio was calculated by adjusting the performance of the Initial Feeder Fund to exclude fees and expenses paid at the level of the Initial Feeder Fund.

International Equity Fund | 13

AVERAGE ANNUAL TOTAL RETURNS

		One Year	Five Years	Ten Years
		Ended	Ended	Ended
		December 31,	December 31,	December 31,
	Inception	2007	2007	2007
Return Before Taxes(1)	January 20, 1997
Class A		5.73%	20.27%	9.24%
Class C		9.51%	20.86%	9.23%
Return After Taxes on Distribution(1)(2)
Class A		4.05%	19.08%	8.69%
Return After Taxes on Distribution and Sale of Shares(1)(2)
Class A		2.65%	17.77%	8.35%
MSCI EAFE Index (reflects no deduction for fees, expenses
or taxes)		11.76%	22.19%	8.47%

(1)   These figures reflect deduction of sales charges.
(2)   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

14 | International Equity Fund

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	5.75%		None
Maximum deferred sales charge (as a percentage
of the Net Asset Value at purchase)	None	(1)	1.00%	(4)
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.81%		0.81%
Distribution (12b-1) and Service Fees	0.50%		1.00%
Other Expenses(2)	0.53%		0.53%
Total Annual Fund Operating Expenses Before
Reductions	1.84%		2.34%
Expense Reductions(3)	–0.35%		–0.35%
Total Annual Fund Operating Expenses After
Reductions	1.49%		1.99%

(1)   Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.
(2)   Other Expenses are based on estimated amounts for the current fiscal year.
(3)   AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2009 in order to keep the Total Annual Fund Operating Expenses at 1.49% and 1.99% for the Class A and Class C Shares respectively. This reduction lowers the expense ratio and increases overall returns to investors.
(4)   Class C shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.	It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.		1 Year	3 Years	5 Years	10 Years
		Class A Shares	$718	$1,055	$1,450	$2,554
		- No Redemption	$202	$ 662	$1,185	$2,621
		- With Redemption	$302	$ 662	$1,185	$2,621

International Equity Fund | 15

TICKER SYMBOL |	CLASS A – ISTSX
CLASS C – ITBSX
CUSIP NUMBERS |	CLASS A – 026762401
CLASS C – 026762716

AMERICAN INDEPENDENCE FUNDS

Short-Term Bond Fund

The Fund’s goal is to provide investors with as high a level of current income as is consistent with liquidity and safety of principal by
investing primarily in investment-grade bonds with maturities of 1-3 years.

MAIN STRATEGIES

The Portfolio invests primarily in high quality debt securities. The portfolio manager may use interest rate hedging as a stabilizing technique. The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index is the Merrill Lynch 1-3 Year Treasury Index. (The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks short-term U.S. government securities with maturities between 1 and 3 years and represents the total rate of return of U.S. Treasury Notes based on daily closing prices. The index is not available for investment and, unlike the Portfolio, does not incur expenses.)

Main types of securities the Fund may hold

>    Asset-Backed Securities

>    Bank Obligations

>    Corporate Debt Instruments

>    Derivative Instruments

>    Foreign Debt Instruments

>    Mortgage-Backed Securities

>    Other Investment Companies

>    U.S. Government and Agency Securities

Major policies/limits

>    Under normal market conditions, the Fund’s average maturity is expected to be between 1 and 3 years. A bond’s maturity is the date when a bond issuer agrees to return the bond’s principal, or face value, to the bond’s buyer.

>    Although the value of the Fund’s shares will fluctuate, under normal market conditions the Fund’s adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration to 2 years or less. Duration measures the price sensitivity of a fixed-income security to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

>    At least 65% of the Portfolio’s total assets must be invested in U.S. dollar-denominated securities.

>    The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment.

>    For temporary defensive purposes, up to 100% of the Portfolio’s total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective.

>    The Portfolio is “non-diversified” under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry is deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

16 | Short-Term Bond Fund

MAIN RISKS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

Banking Industry Risk     Investing in bank obligations exposes a Fund to risks associated with the banking industry, such as interest rate and credit risks.

Concentration Risk     Since a large percentage of the Fund’s assets may be invested in the securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance and any change in the value of those securities could significantly affect the value of your investment in the Fund.

Credit Risk     The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

Currency Risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. When synthetic and cross-hedges are used, the net exposure of a Fund to any one currency may be different from that of its total assets denominated in such currency.

Derivatives Risk     Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives, including futures contracts, may also have a leveraging effect, which may increase the volatility of the Portfolio. The use of derivatives may reduce returns for the Fund.

Foreign Investment Risk     Investing in foreign securities exposes a Portfolio to risks such as political and economic instability, currency devaluation and high inflation rates, which may result in Fund losses and higher volatility.

Interest Rate Risk     Debt securities are subject to the risk that the market value will decline because of rising interest rates. A rise in interest rates generally means a fall in bond prices and, in turn, a fall in the value of your investment. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

Liquidity Risk     Certain securities may be difficult or impossible to sell at favorable prices within the desired time frame.

Non-diversification Risk     A non-diversified Fund may invest a large percentage of its assets in the securities of a small number of issuers or industries than a diversified Portfolio. This vulnerability to factors affecting a single investment can result in greater Fund losses and volatility.

Prepayment Risk     A Fund that invests in mortgage-backed and other asset-backed securities is exposed to the risk that such securities may repay principal either faster or slower than expected.

Short-Term Bond Fund | 17

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the UltraShort Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Premium Class shares. As a result of the reorganization, the Fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares after the reorganization includes the performance of the Fund’s Institutional Class shares, which has been restated to reflect the differences in any applicable sales charges and expenses.

FUND PERFORMANCE

The bar chart on this page shows how the Short-Term Bond Fund performed from year to year. The table below it compares the Fund’s performance over time to those of the Lehman Brothers 1-3 Year Aggregate Index, a widely recognized, unmanaged index generally representative of short-term securities. This table gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. The Fund has been in existence since January 21, 1997, but until March 2, 2006, the Fund was organized as the UltraShort Bond Fund of the former American Independence Funds Trust.

The returns for the Class A, Class C and Institutional Class will differ because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS — CLASS A SHARES(1)

	Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reduction, the Fund’s performance would have been lower.

	Best quarter	3.08%	Q3	’01
	Worst quarter	(0.64%)	Q2	’04

(1)   These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

18 | Short-Term Bond Fund

AVERAGE ANNUAL TOTAL RETURNS

		One Year	Five Years	Ten Years
		Ended	Ended	Ended
		December 31,	December 31,	December 31,
	Inception	2007	2007	2007
Return Before Taxes(1)	January 21, 1997
Class A(1)(2)		3.89%	2.55%	3.95%
Class C(4)		4.54%	2.27%	3.45%
Return After Taxes on Distributions(1)(3)
Class A		2.44%	2.11%	3.73%
Return After Taxes on Distributions and Sale of Shares(1)(3)
Class A		1.72%	2.03%	3.68%
Lehman Brothers 1-3 Year Aggregate Index (Reflects no
deduction for fees, expenses or taxes)	January 31, 1997	6.72%	3.33%	4.98%
Merrill Lynch 3-6 month Treasury Index		5.20%	3.08%	3.90%

(1)   These figures reflect deduction of sales charges.
(2)   For current performance information, including the Fund’s 30-day yield, call 1-888-266-8787.
(3)   After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4)   Class C Shares are not yet operational.

Short-Term Bond Fund | 19

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	2.25%		None
Maximum deferred sales charge (as a percentage
of the Net Asset Value at purchase)	None	(1)	1.00%	(4)
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.40%		0.40%
Distribution (12b-1) and Service Fees	0.50%		1.00%
Other Expenses(2)	0.60%		0.60%
Total Annual Fund Operating Expenses Before
Reductions	1.50%		2.00%
Expense Reductions(3)	–0.75%		–0.55%
Total Annual Fund Operating Expenses After
Reductions	0.75%		1.45%

(1)   Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 0.50% CDSC if they are redeemed within one year of the date of purchase.
(2)   Other Expenses are based on estimated amounts for the current fiscal year.
(3)   AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2009 in order to keep the Total Annual Fund Operating Expenses at 0.95% and 1.45% for the Class A and Class C Shares respectively. This reduction lowers the expense ratio and increases overall returns to investors.
(4)   Class C shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.	It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.		1 Year	3 Years	5 Years	10 Years
		Class A Shares	$320	$580	$920	$1,880
		- No Redemption	$148	$518	$973	$2,236
		- With Redemption	$248	$518	$973	$2,236

20 | Short-Term Bond Fund

TICKER SYMBOL |	CLASS A – IBFSX
CLASS C – IIBSX
CUSIP NUMBERS |	CLASS A – 026762609
CLASS C – 026762690

AMERICAN INDEPENDENCE FUNDS

Intermediate Bond Fund

The Fund’s goal is to provide investors with a competitive total return. The fund primarily invests in intermediate term investment-grade bonds. A high level of current income is an important consideration in achieving the Fund’s overall goal.

MAIN STRATEGIES

The Fund’s overall investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. The strategies employ a top-down, macroeconomic approach to determine the portfolios positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including but not limited to economic trends, inflation, and fiscal policy. The strategy seeks to outperform the Lehman U.S. Aggregate fixed income index. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Main types of securities the Fund may hold

>    U.S. Treasury Obligations

>    U.S. Government Agency Securities

>    Corporate Debt Securities

>    Mortgage-backed Securities

Major policies/limits

>    Under normal market conditions, the Fund’s dollar-weighted average maturity is expected to be between 3 and 10 years. A bond’s maturity is the date when a bond issuer agrees to return the bond’s principal, or face value, to the bond’s buyer.

>    Although the value of the Fund’s shares will fluctuate, the adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s average duration to 5 years or less. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

>    Under normal market conditions, at least 65% of the Fund’s total assets will be invested in bonds are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by a nationally recognized statistical rating organization, such as Moody’s Investors Service Inc. (‘‘Moody’s’’), Standard & Poor’s Corporation (‘‘S&P’’), or Fitch Ratings, Ltd. (‘‘Fitch’’), or which are unrated and determined by the Fund’s adviser to be of comparable quality.

Intermediate Bond Fund | 21

MAIN RISKS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

Interest Rate Risk     When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prepayment Risk     Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity.

Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Credit Risk     The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

22 | Intermediate Bond Fund

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Intermediate Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Premium Class shares. As a result of the reorganization, the fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares after the reorganization includes the performance of the Fund’s Institutional Class shares, which has been restated to reflect the differences in any applicable sales charges and expenses.

FUND PERFORMANCE

The bar chart listed below shows how the Intermediate Bond Fund has performed from year to year. The table below it compares the Fund’s performance over time to that of the Lehman Brothers U.S. Aggregate Index, a widely recognized, unmanaged index generally representative of intermediate bonds. This table gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance.

The returns for the Class A, Class C and Institutional Class shares will differ because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURN — CLASS A SHARES(1)

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reductions, the Fund’s performance would have been lower.

	Best quarter	4.46%	Q3	’02
	Worst quarter	(2.56)%	Q2	’04

(1)   These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

Intermediate Bond Fund | 23

AVERAGE ANNUAL TOTAL RETURNS

		One Year	Five Years	Ten Years
		Ended	Ended	Ended
		December 31,	December 31,	December 31,
	Inception	2007	2007	2007
Return Before Taxes(1)	January 21, 1997
Class A Shares(2)		5.11%	2.86%	4.72%
Class C Shares(4)
Return After Taxes on Distributions(1)(3)
Class A Shares		0.81%	2.18%	4.46%
Return After Taxes on Distributions and Sale of Shares(1)(3)
Class A Shares		(0.02)%	2.18%	4.39%
Lehman U.S. Aggregate Index (Reflects no deduction for fees, expenses
or taxes)		6.97%	4.42%	5.97%

(1)	These figures reflect deduction of sales charges.
(2)	For current performance information, including the Fund’s 30-day yield, call 1-888-266-8787.
(3)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4)	Class C Shares are not yet operational.

24 | Intermediate Bond Fund

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly by you)	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	4.25%		None
Maximum deferred sales charge (as a percentage
of the Net Asset Value at purchase)	None	(1)	1.00%	(4)
ANNUAL FUND OPERATING EXPENSES
(fees paid from fund assets)
Management Fee(1)(2)	0.40%		0.40%
Distribution (12b-1) Fee and Service Fee	0.50%		1.00%
Other Expenses	0.59%		0.59%
Total Fund Operating Expenses	1.49%		1.99%
Fee Waivers(1)(3)	–0.63%		–0.43%
Net Expenses	0.86%		1.56%

(1)

Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.

(2)	Other Expenses are based on estimated amounts for the current fiscal year.
(3)

AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2009 in order to keep the Total Annual Fund Operating Expenses at 1.06% and 1.56% for the Class A and Class C Shares respectively. This reduction lowers the expense ratio and increases overall returns to investors.

(4)	Class C shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.	It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.		1 Year	3 Years	5 Years	10 Years
		Class A Shares	$528	$793	$1,123	$2,056
		- No Redemption	$159	$539	$ 991	$2,245
		- With Redemption	$259	$539	$ 991	$2,245

Intermediate Bond Fund | 25

TICKER SYMBOL |	CLASS A – IKSTX
CLASS C – IKTEX
CUSIP NUMBERS |	CLASS A – 026762856
CLASS C – 026762682

AMERICAN INDEPENDENCE FUNDS

Kansas Tax-Exempt Bond Fund

     The Fund’s goal is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes.

MAIN STRATEGIES

The Fund invests primarily in municipal bonds with maturities ranging from 1 to 20 years. It is the intent of the Adviser to maintain a dollar weighted average portfolio maturity between 7 and 12 years. Under normal conditions, the Fund will invest, as a fundamental investment policy, at least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds which produce interest that is exempt from federal income tax and, in the opinion of bond counsel of the issuer of Kansas obligations, is exempt from Kansas state income taxes. Under normal conditions, the Fund will invest at least 80% of its net assets in securities the income from which is not subject to the alternative minimum tax. The Fund will not purchase securities which are rated, at the time of purchase, below ‘‘Baa’’ by a Nationally Recognized Statistical Rating Organization (‘‘NRSRO’’).* The Fund is managed to provide an attractive yield from municipal bonds that have strong credit qualities. Municipalities with these strong credit qualities are more likely to offer a reliable stream of payments. The Fund’s adviser may sell a security if its fundamental qualities deteriorate or to take advantage of more attractive yield opportunities.

MAIN RISKS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

State Specific Risk     State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states.

Interest Rate Risk     When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prepayment Risk     Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Credit Risk     The Fund’s bonds could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

*	Under normal market conditions, at least 65% of the Fund’s total assets will be invested in bonds that are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by an NRSRO or which are unrated and determined by the Fund’s adviser to be of comparable quality.

26 | Kansas Tax-Exempt Bond Fund

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the fund acquired the assets and liabilities of the Kansas Tax- Exempt Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the fund. The predecessor fund offered two classes of shares similar to the fund’s Class A shares known as Class A and Institutional Class similar to the Fund’s Institutional Class shares. As a result of the reorganization, the fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the fund includes the performance of the predecessor fund’s Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

FUND PERFORMANCE

The bar chart and table on this page show how the Kansas Tax-Exempt Bond Fund has performed and how its performance has varied from year to year. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and showing in the table how the Fund’s average annual returns compare with the returns of the Lehman Brothers 7-Year Municipal Index, a widely recognized unmanaged index generally representative of intermediate- and short-term municipal bonds. The Fund has been in existence since December 10, 1990. From its inception to May 17, 1997, the Fund was organized as the Kansas Tax- Exempt Income Portfolio of the SEI Tax Exempt Trust. From May 17, 1997 until March 2, 2006, the Fund was organized as the Kansas Tax-Exempt Bond Fund of the former American Independence Funds Trust. Since March 2, 2006, the Fund has been organized in its current status. Since November 2000, the Fund has been managed by its current manager.

The returns for the Class A will differ from the Class C and Institutional Class returns because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Kansas Tax-Exempt Bond Fund | 27

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS – CLASS A SHARES(1)

	Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions, without such fee reductions performance would be lower.

	Best quarter	4.09%	Q4	’00
	Worst quarter	(2.47)%	Q2	’99

(1)	These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if sales charges were included.

AVERAGE ANNUAL TOTAL RETURNS

		One Year	Five Years	Ten Years
		Ended	Ended	Ended
		December 31,	December 31,	December 31,
	Inception	2007	2007	2007
Return Before Taxes(1)(2)(3)	December 10, 1990
Class A		(1.08)%	2.00%	2.98%
Class C Shares		1.40%	2.33%	2.73%
Return After Taxes on Distributions(1)(3)(4)
Class A		(1.08)%	2.00%	5.30%
Return After Taxes on Distributions and Sale of Shares(1)(3)(4)
Class A		(0.92)%	2.12%	5.17%
Lehman Brothers 7-Year Municipal Index		5.06%	3.86%	4.96%

(1)	These figures reflect deduction of sales charges.
(2)	For current performance information, including the Fund’s 30-day yield, call 1-888-266-8787.
(3)	Returns represent Institutional Class performance for periods prior to 8/6/02.
(4)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

28 | Kansas Tax-Exempt Bond Fund

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)	Class A Shares		Class C Shares
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	4.25%		None
Maximum deferred sales charge (as a percentage
of the Net Asset Value at purchase)	None	(1)	1.00%	(4)
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.30%		0.30%
Distribution (12b-1) and Service Fees	0.50%		1.00%
Other Expenses(2)	0.45%		0.45%
Total Annual Fund Operating Expenses Before Reductions	1.25%		1.75%
Expense Reductions(3)	–0.45%		–0.35%
Total Annual Fund Operating Expenses After Reductions	0.80%		1.40%

(1)

Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.

(2)	Other Expenses are based on estimated amounts for the current fiscal year.
(3)

AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2011 in order to keep the Total Annual Fund Operating Expenses at 0.80% and 1.40% for the Class A and Class C Shares respectively. This reduction lowers the expense ratio and increases overall returns to investors.

(4)	Class C shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.	It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.		1 Year	3 Years	5 Years	10 Years
		Class A Shares	$513	$700	$942	$1,743
		- No Redemption	$143	$443	$806	$1,935
		- With Redemption	$243	$443	$806	$1,935

Kansas Tax-Exempt Bond Fund | 29

Additional Risks of the American Independence Funds

Management risk     The Funds’ performance could be hurt if the funds’ management improperly executes the Funds’ strategies.

Repurchase agreement risk     Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment in a fund to decline.

Securities lending risk     To earn additional income, the Funds may lend their securities to qualified financial institutions. Although these loans are fully collateralized, the Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged. The Board of Trustees has approved Securities Lending Agreements with the Custodians. Net revenue from securities lending activity will be used to offset the Funds’ custodian expenses and to pay the cost of other operating expenses for the Funds. The net cost of the Funds’ operating expenses less the net securities lending revenue will be used to calculate the Funds’ expense limitations.

Each Fund’s investment objective is fundamental which means it may not be changed without shareholder approval. With respect to the 80% investment policy of each Fund (except for the Kansas Tax-Exempt Bond Fund), such Fund’s limitation is non-fundamental; however, shareholders will receive 60 days advance notice of any change to the limitation. Additional descriptions of the Funds’ risks, strategies and investments, as well as other strategies and investments not described below, may be found in the Funds’ Statement of Additional Information (‘‘SAI’’). The SAI also contains descriptions of each of the securities which the Fund may purchase.

The Investment Adviser

The investment adviser for these Funds is American Independence Financial Services, LLC (‘‘AIFS’’ or the ‘‘Adviser’’). The Adviser is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. AIFS is based at 335 Madison Avenue, Mezzanine, New York, NY 10017.

Under the supervision of the Board of Trustees, the Advisor is responsible for managing each Fund’s portfolio in accordance with each Fund’s goal and policies. In exchange for providing these services, the Adviser receives a management fee from each fund. The management fee for each Fund will be as follows:

Stock Fund	1.00%
Financial Services Fund	1.25%
International Equity Fund	0.81%
Short-Term Bond Fund	0.40%
Intermediate Bond Fund	0.40%
Kansas Tax-Exempt Fund	0.30%

AIFS has contractually agreed to waive a portion of its management fee and reimburse expenses in order to maintain the Fund’s total operating expenses at not more than the following percentages of average annual net assets of the share classes through March 1, 2009 (through March 1, 2011 for the Kansas Tax-Exempt Bond Fund and through February 28, 2009 for the Financial Services Fund) for Class A shares: Stock Fund 1.39%, Financial Services Fund 1.75%, International Equity Fund 1.49%, Short-Term Bond Fund, 0.95%, Intermediate Bond Fund 1.06% and Kansas Tax-Exempt Bond Fund, 0.90%. For Class C shares: Stock Fund 1.89%, Financial Services Fund 2.25%, International Equity Fund 1.99%, Short-Term Bond Fund 1.45%, Intermediate Bond Fund 1.56% and Kansas Tax-Exempt Bond Fund 1.40%.

30 | Additional Risk of the American Independence Funds

Portfolio Managers

Under the investment advisory agreement, AIFS is responsible for the investment management oversight in its role as adviser to all of the Funds.

Each Fund’s portfolio manager is responsible for the day-to-day management of the fund.

Mr. Robert A. Campbell and Mr. Eric M. Rubin are responsible for the day to day oversight of the sub-advisory relationships pertaining to the Stock Fund and the International Equity Fund.

Mr. Rubin, President of the Funds, is a founding member of AIFS and President of AIFS since February, 2005. Mr. Rubin is also co-manager of the NestEgg Dow Jones Target Date Funds. Prior to 2005, Mr. Rubin was Vice President of ING Financial Partners from June 2004 to January 2005, Senior Vice President of Mercantile Capital Advisers from April 2003 to April 2004, Senior

Vice President of DST International from January 2002 to April 2003 and President of EMR Financial Services from June 2000 to February 2001.

Robert A. Campbell, CFA, Vice President and Portfolio Manager joined American Independence Financial Services in March, 2006. Mr. Campbell is also President of American Independence Financial Counselors, LLC, a wholly owned subsidiary of AIFS. He is responsible for the day to day operations of the Kansas Tax-Exempt Bond Fund, the Short-Term Bond Fund, Intermediate Bond Fund and co-manager of the NestEgg Dow Jones Target Date Funds. Prior to joining AIFS, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (the previous sub-adviser to the Kansas Tax-Exempt Bond Fund) since August 2000, where he was the portfolio manager of the Kansas Tax-Exempt Bond Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996). While at First Commerce Investors, Mr. Campbell managed two (2) fixed income mutual funds. One was a state specific municipal bond fund and the other was an intermediate taxable bond fund.

For additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Funds he manages, please consult the SAI.

Portfolio Managers | 31

Sub-Advisers

International Equity Fund     Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”) provides portfolio investment management services for the International Equity Fund. Barrow Hanley, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204 is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group. Barrow Hanley is engaged in the business of providing investment advice to institutional and individual client accounts and had assets of approximately $68.6 billion as of April 15, 2007. Barrow Hanley has managed the International Equity Fund since March 2, 2006. Barrow Hanley manages client assets on a team basis for the international equity strategies. Equity portfolio managers and analysts operate as a team for the purposes of generating and researching investment ideas within the international segment of the market. Individual security holdings and weightings in the International Equity Fund are the result of input from both analysts and portfolio managers. The portfolio managers for the International Equity Fund are Jane Gilday and David Hodges.

Financial Services Fund and Stock Fund     American Independence Capital Management, LLC (“AICM”) provides portfolio investment management services for the Financial Services Fund and the Stock Fund. AICM, 335 Madison Avenue, Mezzanine, New York, NY 10017, is a jointly owned affiliated registered investment advisor of AIFS and Miller & Jacobs, LLC. AICM currently has assets under management of $122 million. Messrs. Jeffrey A. Miller and Eric D. Jacobs, will act as the portfolio managers to the Financial Services Fund and the Stock Fund. As such, they will have direct and primary responsibility for all investment decisions, subject to the overall supervision of the Adviser. In particular, Mr. Miller will be responsible for all strategic portfolio investments, as well as research and trading of banks and thrifts, while Mr. Jacobs concentrates on evaluating broader market conditions and combining that analysis with proprietary research to determine sub-sector portfolio allocations.

Short-Term Bond Fund and Intermediate Bond Fund     American Independence Financial Counselors, LLC (“AIFC”) provides portfolio investment management services for the Short-Term Bond Fund and the Intermediate Bond Fund. AIFC, 335 Madison Avenue, Mezzanine, New York, NY 10017, is a wholly owned subsidiary of AIFS. AIFC currently has $98 million in assets under management. The day to day management of the Short-Term Bond Fund and the Intermediate Bond Fund will be the responsibility of Mr. Robert Campbell. Mr. Campbell also manages the American Independence Kansas Tax-Exempt Bond Fund.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers, including ownership in the Funds.

32 | Sub-Advisers

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The Funds also offer an Institutional Class of shares which is available in a separate prospectus. The following classes of shares are available through this Prospectus:

Class A Shares — with a front-end sales charge, volume reductions and lower ongoing expenses than Class C shares. For purchases of $1,000,000 or more a CDSC of 1.00% will be assessed if redeemed within one year of purchase and 0.50% CDSC will be assessed if redeemed after first year and within the second year (with the exception of the Short-Term Bond Fund which will have a 0.50% CDSC if redeemed within the first year).

Class C Shares — no front-end sales charge, a 1.00% CDSC on redemptions made within one year of purchase and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see ‘‘every dollar working’’ from the moment you invest. If so, then consider Class C shares, which do not have a front-end sales charge. After six years, Class C shares convert to Class A shares to avoid the higher ongoing expenses assessed against Class C shares.

Class C shares orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, also will be either treated as orders for Class A shares or refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the ‘‘Reductions and Waivers of Sales Charges’’ section of the Prospectus beginning on page 31. You may wish to discuss this choice with your financial consultant.

CLASS A SHARE SALES CHARGE SCHEDULE

If you choose to buy Class A shares, you will pay the Public Offering Price (‘‘POP’’) which is the Net Asset Value (‘‘NAV’’) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as ‘‘breakpoint levels,’’ the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

A Choice of Share Classes | 33

STOCK FUND, FINANCIAL SERVICES FUND AND
INTERNATIONAL EQUITY FUND

	Front-End	Front-End Sales
	Sales Charge	Charge as % of	Broker-Dealer
	as % of Public	Net Amount	Amount of Sale
AMOUNT OF PURCHASE	Offering Price	Invested	Concession
Less than $50,000	5.75%	6.10%	5.25%
$50,000 to $99,999	5.00%	5.26%	4.50%
$100,000 to $249,999	4.00%	4.17%	3.50%
$250,000 to $499,999	3.00%	3.09%	2.75%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over(1)	0.00%	0.00%	1.00%

INTERMEDIATE BOND FUND AND KANSAS TAX-EXEMPT BOND FUND

	Front-End	Front-End Sales
	Sales Charge	Charge as % of	Broker-Dealer
	as % of Public	Net Amount	Amount of Sale
AMOUNT OF PURCHASE	Offering Price	Invested	Concession
Less than $50,000	4.25%	4.44%	4.00%
$50,000 to $99,999	3.75%	3.90%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over(1)	0.00%	0.00%	1.00%

SHORT-TERM BOND FUND

	Front-End	Front-End Sales
	Sales Charge	Charge as % of	Broker-Dealer
	as % of Public	Net Amount	Amount of Sale
AMOUNT OF PURCHASE	Offering Price	Invested	Concession
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.50%	1.52%	1.25%
$250,000 to $499,999	1.25%	1.27%	1.00%
$500,000 to $999,999	1.00%	1.01%	0.75%
$1,000,000 and over(2)	0.00%	0.00%	0.50%

(1)

We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase or .50% if redeemed within one and two years of purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see ‘‘CDSC Waivers’’ and ‘‘Waivers for Certain Parties’’). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

(2)	We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if they are redeemed within one year from the date of purchase.

34 | A Choice of Share Classes

Class C Shares Sales Charges     If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to redemption, the Fund will first redeem shares acquired by reinvestment of any distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares automatically convert to Class A shares after six years.

Reductions and Waivers of Sales Charges     Generally, we offer more sales charge reductions or waivers for Class A shares than for Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy.

Class A Share Sales Charge Reductions     If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

>    You pay no front-end or back-end sales charges on Fund shares you buy with reinvested distributions.

>    You pay a lower sales charge if you are investing an amount over a breakpoint level. See the ‘‘Class A Share Sales Charge Schedule’’ above.

>    By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

>    Rights of Accumulation (‘‘ROA’’) allow you to combine the amount you are investing and the total value of Class A and Class C shares of any American Independence Funds already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

>   You pay no sales charges on Fund shares you purchase with the proceeds of redemption of Class A shares within 90 days of the date of redemption.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

>      a family unit, including children under the age of twenty-one or single trust estate;

>      a trustee or fiduciary purchasing for a single fiduciary relationship; or

>      the members of a ‘‘qualified group,’’ which consists of a ‘‘company’’ (as defined under the Investment Company Act of 1940), and related parties of such a ‘‘company,’’ which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY!

If you plan to invest, for example, $100,000 in an American Independence Fund in installments over the next year, by signing a letter of intent you would pay only 4.00% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 5.00% on the next $50,000.

CDSC Waivers     The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Internal

A Choice of Share Classes | 35

Revenue Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in the applicable Class of shares of the Fund; (4) reinvested dividends and capital gains; and (5) a Systematic Withdrawal Plan of 10% where the minimum distribution is $500 per month with an initial account of $20,000 or greater.

Waivers for Certain Parties     If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

  >    Current and retired employees, directors/trustees and officers of:

   >    American Independence Financial Services LLC and its affiliates; and

   >    family members of any of the above.

    >  Current employees of:

   >    National Basketball Players Association;*

   >    broker-dealers who act as selling agents; and

   >    immediate family members (spouse, sibling, parent or child) of any of the above.

*  The National Basketball Players Association negotiates on behalf of all members with certain financial service providers. The Adviser is included as part of the National

    Basketball Players Association’s financial education program.

Contact your selling agent for further information.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as ‘‘wrap accounts.’’ If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Distribution and Service (12b-1) Fees

Each of the American Independence Funds has adopted a plan that allows its Class A and Class C Shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (FINRA), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets, and up to 1.00% of its Class C Share assets. These fees consist of up to 0.25% for distribution services and expenses of the Class A and Class C assets, and up to 0.25% for services, as defined by FINRA, of Class A assets and up to .75% of Class C assets. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment.

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the fund’s Adviser may provide compensation to financial representatives for distribution, administrative and promotional services.

The financial intermediary through which you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution fees and shareholder servicing fees, to the extent applicable and as described above. In addition, AIFS, out of its own resources, may make additional cash payments to certain financial intermediaries as incentives to market the funds or to cooperate with AIFS’ promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support (‘‘Distribution Related Payments’’). This compensation from AIFS is not reflected in the fees and expenses listed in the fee table section of the prospectus because it is not paid by the Funds. AIFS compensates financial intermediaries differently depending upon the level and/or type of marketing and administrative support provided by the financial intermediary.

36 | Distribution and Service (12b-1) Fees

A number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary’s Funds sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give AIFS access to its investment representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a ‘‘preferred list.’’ AIFS’ goals include making the investment representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. Additionally, AIFS may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and ‘‘due diligence’’ or training meetings and marketing efforts related to the Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals and conferences.

Payments may also be made by the Funds or AIFS to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services (‘‘Service Related Payments’’). Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with AIFS’ promotional efforts. Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You can find further details in the SAI about the payments made by AIFS and the services provided by your financial intermediary. You should ask your financial intermediary for details about any such payments it receives from AIFS or any other fees or expenses it charges.

Distribution Related Payments     In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.15% of that financial intermediary’s total sales of the Funds, and 0.15% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

Distribution and Service (12b-1) Fees | 37

How to Invest |	In this section, you will find information on how to invest in the Funds, including how to buy, sell and exchange fund shares. It is also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as an American Independence Funds shareholder.

You can find out more about the topics covered here by contacting the American Independence Funds, speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

38 | How to Invest

How To Buy Fund Shares

Use the instructions on these pages if you are investing directly with American Independence Funds. If you are investing through a financial advisor, your advisor will be able to give you instructions.

FIRST INVESTMENT	ADDITIONAL INVESTMENTS
Class A and Class C Shares investors can open an account for as little as $2,000 ($250 for a retirement IRA). We reserve the right to waive these minimums in certain instances. Be sure to read the Fund’s prospectus before you invest	Class A and Class C Shares investors can add as little as $25 at a time to an account. We reserve the right to waive these minimums in certain instances.	WEB SITE www.aifunds.com

By mail or express delivery		REGULAR MAIL

>  Complete and sign an application (if you need an application, you may download it from the web site or call 1-888-266-8787)

>  Send the application to us at the appropriate address, along with an investment check made out to ‘‘American Independence Funds’’

>  Return a deposit stub or write a letter that includes your name, account number, the amount of your investment, and the fund name and share class

>  Sign the letter, enclose the check, and mail it to the appropriate address

American Independence Funds PO Box 8045 Boston, MA 02266-8045

By wire		EXPRESS, REGISTERED,
> Call 1-888-266-8787 for instructions before wiring any money	> Call 1-888-266-8787 for instructions before wiring any money	OR CERTIFIED American Independence Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021.

By phone		*NOTE:
> Initial investments cannot be made by phone. Please complete and mail an application to the appropriate address

>  To use this service, call 1-888-266-8787 to verify that the service is in place, then using the voice prompts you may place your purchase order.

>  Prior to placing a purchase order by phone via ACH transfer, you must first have your bank account instructions established on your account. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.aifunds.com or call us at 1-888-266-8787 to have one mailed to your address of record.

A signature guarantee is required in order to add bank account instructions to your account.

How To Buy Fund Shares | 39

FIRST INVESTMENT	ADDITIONAL INVESTMENTS
Automatic investment plan
> You can enroll in the automatic investment plan by completing the appropriate section on the application

>  To make changes to your automatic investment plan, you may do so online at www.aifunds.com. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form available at www.aifunds.com or call us at 1-888-266-8787 to have one mailed to your address of record.

40 | How To Buy Fund Shares

How To Sell Or Exchange Shares

EXCHANGING INTO ANOTHER FUND	SELLING SHARES
Be sure to obtain and read a current prospectus for the fund you are exchanging into. For additional information please contact us at 1-888-266-8787	Some sell orders, including those for more than $100,000, must be placed in writing with a signature guarantee (see page 42). There is a $25 minimum on exchanges of fund shares.	REGULAR MAIL American Independence Funds PO Box 8045 Boston, MA 02266-8045

By fax		EXPRESS, REGISTERED

>  Send a fax to 1-877-513-1129 that includes your account number, the fund and share class you are exchanging out of, the dollar value or number of shares to be exchanged, and the name and share class of the fund you are exchanging into.

>  Have the fax signed by all account owners, with the name(s) and address exactly as they are on the account.

>  Write a letter that includes your account number, the fund and share class, and the dollar value or number of shares to be sold

>  Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

>  Fax number for Exchanging/Selling/ Update to the Funds is 1-877-513-1129

OR CERTIFIED American Independence Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021.
*NOTE:
By mail or express delivery

>  Write a letter that includes your account number, the fund and share class you are exchanging out of, the dollar value or number of shares to be exchanged, and the name and share class of the fund you are exchanging into

>  Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

>  Mail the letter to the appropriate address

>  Write a letter that includes your account number, the fund and share class, and the dollar value or number of shares to be sold

>  Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

>  Mail the letter to the appropriate address

A signature guarantee is required in order to add bank account instructions to your account.

How To Sell Or Exchange Shares | 41

EXCHANGING INTO ANOTHER FUND	SELLING SHARES
By phone, wire, or ACH
> Call 1-888-266-8787 to request an exchange

>  To use this service, call 1-888-266-8787 to verify that the service is in place, then using the voice prompts you may place your sell order

>  Prior to placing a sell order by phone via wire or ACH transfer, you must first have your bank account instructions established on your account. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.aifunds.com or call us at 1-888-266-8787 to have one mailed to your address of record

>  Telephone redemption to your address of record is available unless you declined it on your application

>  Minimum sell order for wire is $1,000, for ACH transfer $100

WEB SITE

www.aifunds.com

REGULAR MAIL

American Independence Funds
PO Box 8045
Boston, MA 02266-8045

EXPRESS, REGISTERED
OR CERTIFIED

American Independence Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021.

*NOTE:

A signature guarantee is
required in order to add bank
account instructions to your
account.

Systematic withdrawal plan

>  You can enroll in the systematic withdrawal plan by completing the appropriate section on the application. You must have a minimum balance of $10,000 to set up your systematic withdrawal plan. Withdrawals can be for as little as $100 each.

>  If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.aifunds.com or call us at 1-888-266-8787 to have one mailed to your address of record

42 | How To Sell Or Exchange Shares

Shareholder Services and Policies

As an American Independence Funds shareholder, you have access to a variety of services and privileges that you can tailor to your particular investment needs. Many of these are described below.

There are also a number of policies affecting the ways you do business with us that you may find helpful to know about. The most important of these policies are described following the services.

How much of this service and policy information applies to you will depend on the type of account your American Independence Fund shares are held in. For instance, the information on dividends and taxes applies to all investors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the Funds.

OUR “ONE COPY PER
HOUSEHOLD” POLICY

We typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor, call 1-888-266-8787.

SHAREHOLDER SERVICES

You can set up many of these services on your initial application. To add services to an existing account, or to modify services you have in place, call 1-888-266-8787 and request an Additional Services Request Form and one will be mailed to your address of record.

Tax-advantaged investment plans    A full range of retirement and other tax-advantaged investment plans is available directly from American Independence Funds or from your financial advisor, including IRA, SEP, 401(k), Coverdell Education Savings Accounts and pension plans. All Funds and both share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, call 1-866-410-2006 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

Exchange privilege    As an American Independence Funds investor, you can exchange all of your shares of one American Independence Fund for the same class of shares in any other American Independence Fund including the NestEgg Dow Jones Target Date Funds.

Shareholder Services and Policies | 43

Automatic Investment Plan    Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic transfers of $25 or more from your bank account into your fund account. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day) and are automatically invested in the fund(s) and share class you specify.

To set up your Automatic Investment Plan, download the form online or call 1-888-266-8787. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the Funds if a scheduled transfer cannot be made because of a low bank balance.

Systematic Withdrawal Plan    Our Systematic Withdrawal Plan lets you set up regular withdrawals monthly, bi-monthly, quarterly or annually from your American Independence Funds investment. You must have a minimum account balance of $10,000 to set up your Systematic Withdrawal Plan. Withdrawals can be for as little as $100 each. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day).

Directed reinvestments    Generally, dividends and capital gains distributions are automatically reinvested in shares of the same fund and share class that paid the dividend or distribution. If you like, however, you can choose to have your dividends or distributions paid in cash. Simply complete the appropriate section on your new account application.

DOLLAR COST AVERAGING

Dollar cost averaging is a technique that allows you to take advantage of a basic mathematical principle in your investing. You simply invest a fixed dollar amount in a given fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you are buying more shares when the price is low.

Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

44 | Shareholder Services and Policies

POLICIES ABOUT TRANSACTIONS

Business hours     The Funds are open for business each day the New York Stock Exchange (NYSE) is open. The price of each share class of each American Independence Fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading is typically 4 p.m. Eastern time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading.

If the NYSE is closed because of an emergency, the Funds could be open for shareholder transactions if the Federal Reserve wire system is open, but they are not required to be open. You can find out if the Funds are open by calling 1-888-266-8787.

Determining when your order will be processed     You can place an order to buy or sell shares at any time. A purchase or redemption request received by American Independence Funds before the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) that has been determined to be in ‘‘good order’’ will be processed at that day’s NAV plus any applicable sales charge or redemption fee. Because any order you place through a financial advisor has to be forwarded to American Independence Funds before it can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Paying for shares you buy     Fund shares can only be paid for with U.S. dollars. You can pay for shares with a personal check, bank check, wire transfer, or ACH transfer. Please note that we cannot accept cash, starter checks, money orders, or third party checks (checks made out to you and signed over to us).

Wire transaction policies     Wire transactions are generally completed within 24 hours of when you place your order. The Funds can only send wires of $1,000 or more and may only accept wires of $1,000 or more.

Although we do not charge a fee to send or receive wires, your bank might. We recommend that you check in advance with your bank about any wire fees and policies they may have.

IF YOU CANNOT REACH US BY PHONE

Although we strive to provide a high level of service to our investors, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach us by telephone. In such a case, you will need to place orders in writing, as described on page 35.

SELLING SHARES IN TRUST, BUSINESS, OR ORGANIZATION ACCOUNTS

Selling shares in these types of accounts often requires additional documentation. Please call 1-888-266-8787 or contact your financial advisor for more information.

Our Customer Identification Program     To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government-issued identification number, for example) that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account. To the extent permitted by applicable law, the Company reserves the right to place limits on transactions in your account until your identity is verified.

Shareholder Services and Policies | 45

For your protection, when we receive an order from an investor, we take security precautions such as recording calls or requesting personalized security codes or other information. It is important to understand that as long as we take reasonable steps to ensure that an order to buy or sell shares is genuine, we are not responsible for any losses that may occur.

Your account may have telephone or online transaction privileges. If you do not plan on using these privileges, you can ensure that no one will be able to misuse them by declining the telephone and online privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from us immediately after you receive them.

Orders that require a signature guarantee     There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

>   when you want to sell more than $100,000 worth of shares

>   when you want to send the proceeds to a third party

>   when the address or bank of record on the account has changed in the past 60 days

You do not need a signature guarantee if you want money wired or sent ACH transfer to a bank account that is already on file with us. Also, you do not generally need a signature guarantee for an exchange, although we may require one in certain circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions, and credit unions. Note that you cannot get a signature guarantee from a notary public.

Timing of payment for shares you sell     Ordinarily, when you sell shares, we send out money within one business day of when your order is processed (which may or may not be when it is received), although it could take up to seven days.

There are two main circumstances under which payment to you could be delayed more than seven days:

>   when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 days)

>   when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

How the Funds calculate share prices     The price at which you buy and sell shares of these Funds is the net asset value per share (NAV) for the share class and Fund involved. We calculate a NAV for each Fund and share class every day the Funds are open for business. With each Fund, to calculate the NAV for a given share class, we add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding.

Limits on exchanges, purchases, and redemptions     Exchanges are a shareholder privilege, not a right. We may modify or terminate the exchange privilege, giving shareholders 60 days’ notice if the changes are material. During unusual circumstances we may suspend the exchange privilege temporarily for all shareholders without notice.

At any time and without prior notice, we may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 exchanges in a calendar year or otherwise demonstrates what we believe is a pattern of ‘‘market timing.’’ We may also reject or limit purchase orders, for these or other reasons.

46 | Shareholder Services and Policies

Risks Associated with Excessive or Short-Term Trading     To the extent that the Funds or their agents are unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using a line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of a line of credit would correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance; maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. If a Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Transfer Agent will restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder’s trading activity. The Funds will also permanently ban a shareholder from opening new accounts or adding to existing accounts in the Funds. Transactions placed in violation of the Funds’ excessive trading policy are not deemed accepted by the Funds and may be canceled or revoked by a Fund on the next business day following receipt by the Fund.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Funds to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker or retirement plan administrator, maintains the record of the Fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients’ transaction and ownership positions that does not identify the particular underlying shareholder(s) to the Fund. If excessive trading is detected in an omnibus account, the Fund may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

Shareholder Services and Policies | 47

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in a Fund will occur.

How the funds value their holdings     We typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when we have reason to believe that available quotations may not be accurate, we may value securities according to methods that are approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

For example, we may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security’s major trading exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market or pricing service price.

Other Investment Companies     The Funds may invest in securities issued by other investment companies that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment Trust’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Fund may not invest in securities of any registered investment company except to the extent permitted under the 1940 Act.

Share certificates     We do not issue share certificates.

THE RIGHTS WE RESERVE

You should be aware that we may do any of the following:

>   reject your account application if you fail to give us a correct Social Security or other tax ID number

>   withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding

>   close your account and send you the proceeds if the value of your account falls below $1,000 as a result of withdrawals (as opposed to market activity); however, before we close your account, we will give you 30 days’ notice so you can either increase your balance or close your account

>   pay you for shares you sell by ‘‘redeeming in kind,’’ that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell these portfolio securities, you may pay brokerage charges.

>   change, add, or withdraw various services, fees and account policies at any time (for example, we may adjust the minimum amounts for fund investments or wire transfers, or change the policies for telephone orders)

>   suspend or delay redemptions during times when the NYSE is unexpectedly closed, when trading is restricted, or when an emergency prevents the fund from trading portfolio securities or pricing its shares

>   withdraw or suspend the offering of shares at any time

>   reject any order we believe may be fraudulent or unauthorized

>   reject or limit purchases of shares for any reason

>   reject a telephone redemption if we believe it is advisable to do so

48 | Shareholder Services and Policies

Distributions and Taxes

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends on the Intermediate Bond Fund, the Short-Term Bond Fund and the Kansas Tax-Exempt Bond Fund are paid monthly. Dividends on the Stock Fund, the Financial Services Fund and the International Equity Fund are paid annually. Capital gains for all Funds are distributed at least annually.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

Dividends are taxable as ordinary income except that a portion might be a long-term capital gain distribution. The tax rate on long-term capital gains is lower than ordinary income. You will receive a long-term capital gain distribution if the Fund sells securities that it’s holding for more than one year; the length of time you have held shares of the Fund does not matter for this purpose. Your holding period for Fund shares matters only when you sell your Fund shares.

Dividends are taxable in the year for which they are paid, even if they appear on your account statement in the following year.

The Kansas Tax-Exempt Bond Fund intends to distribute tax-exempt income, however, any capital gains distributed by the Fund may be taxable. The Kansas Tax-Exempt Bond Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax adviser about the federal, state and local tax consequences in your particular circumstances.

Distributions and Taxes | 49

Financial Highlights

The financial highlights table helps you understand the Funds’ financial performance for the past five years or the life of the Fund or class if less than five years.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in shares of the American Independence Funds. Each share class will have different performance and different annual operating expenses.

The information below for the years ended October 31, 2006 and October 31, 2007 has been audited by Grant Thorton LLP, the Funds’ independent registered public accounting firm, whose report is included in the Funds’ annual report of American Independence Funds along with the funds’ financial statements. Information for previous years was audited by KPMG. The annual report is available upon request.

Stock Fund
Financial Highlights, Class A

Selected data for a share outstanding throughout the period indicated.

	For the
	year ended	Period ended
	October 31,	October 31,
	2007	2006(a)
Net Asset Value, Beginning of Period	$16.03	$15.09
Investment Activities:
Net investment income	0.22	0.05
Net realized and unrealized gains from investments	2.29	0.89
Total from Investment Activities	2.51	0.94
Net Asset Value, End of Period	$17.17	$16.03
Total Return (excludes sales charge)	16.59%	6.23%	(b)
Ratios/Supplemental Data:
Net Assets at end of year (000’s)	$328	$271
Ratio of expenses to average net assets	1.39%	1.39%	(c)
Ratio of net investment income to average net assets	1.24%	0.97%	(c)
Ratio of expenses to average net assets(d)	1.91%	1.85%	(c)
Portfolio turnover rate(e)	219.31%	49.31%

(a)	Class A Shares commenced operations on March 20, 2006.
(b)	Not annualized.
(c)	Annualized.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

50 | Financial Highlights

Stock Fund
Financial Highlights, Class C

Selected data for a share outstanding throughout the period indicated.

	For Period
	September 24,
	2007 thru October
	31, 2007(a)
Net Asset Value, Beginning of Period	$16.63
Investment Activities:
Net investment income	(0.01)
Net realized and unrealized gains from investments	0.54
Total from Investment Activities	0.53
Net Asset Value, End of Period	$17.16
Total Return (excludes sales charge)	3.19%	(b)
Ratios/Supplemental Data:
Net Assets at end of year (000’s)	$15
Ratio of expenses to average net assets	1.89%	(c)
Ratio of net investment income to average net assets	0.35%	(c)
Ratio of expenses to average net assets(d)	2.36%	(c)
Portfolio turnover rate(e)	219.31%

(a)	Class C Shares commenced operations on September 24, 2007.
(b)	Not annualized.
(c)	Annualized.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights | 51

Financial Services Fund
Financial Highlights, Class A

Selected data for a share outstanding throughout the period indicated.

	For Period
	March 1,
	2007 thru October
	31, 2007(a)
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment income	(0.01)
Net realized and unrealized gains from investments	(0.34)
Total from Investment Activities	(0.35)
Net Asset Value, End of Period	$9.65
Total Return (excludes sales charge)	(3.50%	)(a)
Ratios/Supplemental Data:
Net Assets at end of year (000’s)	$524
Ratio of expenses to average net assets	1.75%	(b)
Ratio of net investment income to average net assets	(0.10%	)(b)
Ratio of expenses to average net assets(c)	4.60%	(b)
Portfolio turnover rate(d)	555.54%

(a)	Not annualized.
(b)	Annualized.
(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

52 | Financial Highlights

Financial Services Fund
Financial Highlights, Class C

Selected data for a share outstanding throughout the period indicated.

	For the period from
	September 24,
	2007 thru
	October 31,
	2007
Net Asset Value, Beginning of Period	$9.85
Investment Activities:
Net investment income	—
Net realized and unrealized gains from investments	(0.21)
Total from Investment Activities	(0.21)
Net Asset Value, End of Period	$9.64
Total Return (excludes sales charge)	(2.13%	)(b)
Ratios/Supplemental Data:
Net Assets at end of year (000’s)	$5
Ratio of expenses to average net assets	2.25%	(c)
Ratio of net investment income to average net assets	(0.46%	)(c)
Ratio of expenses to average net assets(d)	4.67%	(c)
Portfolio turnover rate(e)	555.54%

(a)	Class C Shares commenced operations on September 24, 2007.
(b)	Not annualized.
(c)	Annualized.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights | 53

International Equity Fund
Financial Highlights, Class A

Selected data for a share outstanding throughout the period indicated.

	For the
	year ended	Period ended
	October 31,	October 31,
	2007	2006(a)
Net Asset Value, Beginning of Period	$16.45	$15.42
Investment Activities:
Net investment income	0.26	0.07
Net realized and unrealized gains from investments and foreign currencies	3.49	0.96
Total from Investment Activities	3.73	1.03
Net Asset Value, End of Period	$16.69	$16.45
Total Return (excludes sales charge)	26.79%	6.68%	(c)
Ratios/Supplemental Data:
Net Assets at end of year (000’s)	$95	$69
Ratio of expenses to average net assets	1.49%	1.49%	(c)
Ratio of net investment income to average net assets	1.39%	1.20%	(c)
Ratio of expenses to average net assets(d)	1.74%	1.73%	(c)
Portfolio turnover rate(e)	35.24%	110.04%

(a)	Class A Shares commenced operations on March 20, 2006.
(b)	Not annualized.
(c)	Annualized.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

54 | Financial Highlights

International Equity Fund
Financial Highlights, Class C

Selected data for a share outstanding throughout the period indicated.

	For the Period
	September 24,
	2007 thru
	October 31,
	2007(a)
Net Asset Value, Beginning of Period	$15.75
Investment Activities:
Net investment income	(0.01)
Net realized and unrealized gains from investments and foreign currencies	0.94
Total from Investment Activities	0.93
Net Asset Value, End of Period	$16.68
Total Return (excludes sales charge)	5.90%	(b)
Ratios/Supplemental Data:
Net Assets at end of year (000’s)	$11
Ratio of expenses to average net assets	1.99%	(c)
Ratio of net investment income to average net assets	(0.70%	)(c)
Ratio of expenses to average net assets(d)	2.03%	(c)
Portfolio turnover rate(e)	35.24%

(a)	Class C Shares commenced operations on September 24, 2007.
(b)	Not annualized.
(c)	Annualized.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights | 55

Short-Term Bond Fund
Financial Highlights, Class A

Selected data for a share outstanding throughout the period indicated.

	For the
	year ended	Period ended
	October 31,	October 31,
	2007	2006(a)
Net Asset Value, Beginning of Period	$9.96	$9.94
Investment Activities:
Net investment income	0.40	0.20
Net realized and unrealized gains from investments	0.11	0.02
Total from Investment Activities	0.51	0.22
Distributions:
Net investment income	(0.40)	(0.20)
Total Distributions	(0.40)	(0.20)
Net Asset Value, End of Period	$10.07	$9.96
Total Return (excludes sales charge)	5.20%	2.21%	(b)
Ratios/Supplemental Data:
Net Assets at end of year (000’s)	$15	$12
Ratio of expenses to average net assets	0.75%	0.75%	(c)
Ratio of net investment income to average net assets	4.03%	4.01%	(c)
Ratio of expenses to average net assets(d)	1.44%	1.34%	(c)
Portfolio turnover rate(e)	66.52%	32.38%

(a)	Class A Shares commenced operations on May 3, 2006.
(b)	Not annualized.
(c)	Annualized.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

56 | Financial Highlights

Intermediate Bond Fund
Financial Highlights, Class A

Selected data for a share outstanding throughout the period indicated.

	For the
	year ended	Period ended
	October 31,	October 31,
	2007	2006(a)
Net Asset Value, Beginning of Period	$10.13	$10.00
Investment Activities:
Net investment income.	0.40	0.22
Net realized and unrealized gains from investments	0.09	0.13
Total from Investment Activities	0.49	0.35
Distributions:
Net investment income	(0.40)	(0.22)
Total Distributions	(0.40)	(0.22)
Net Asset Value, End of Period.	$10.22	$10.13
Total Return (excludes sales charge)	5.08%	3.45%	(b)
Ratios/Supplemental Data:
Net Assets at end of year (000’s)	$13	$11
Ratio of expenses to average net assets	0.86%	0.86%	(c)
Ratio of net investment income to average net assets	4.01%	4.00%	(c)
Ratio of expenses to average net assets(d)	1.56%	1.29%	(c)
Portfolio turnover rate(e)	17.76%	20.93%

(a)	Class A Shares commenced operations on May 3, 2006.
(b)	Not annualized.
(c)	Annualized.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights | 57

Kansas Tax-Exempt Bond Fund
Financial Highlights, Class A

Selected data for a share outstanding throughout the period indicated.

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$10.70	$10.66	$10.92	$10.98	$10.93	$10.83
Investment Activities:
Net investment income	0.40	0.41	0.37	0.38	0.38	0.09
Net realized and unrealized gains (losses)
from investments	(0.13)	0.03	(0.26)	(0.05)	0.05	0.10
Total from Investment Activities	0.27	0.44	0.11	0.33	0.43	0.19
Distributions:
Net investment income	(0.39)	(0.40)	(0.37)	(0.39)	(0.38)	(0.09)
Total Distributions	(0.39)	(0.40)	(0.37)	(0.39)	(0.38)	(0.09)
Net Asset Value, End of Period	$10.58	$10.70	$10.66	$10.92	$10.98	$10.93
Total Return (excludes sales charge)	2.62%	4.17%	0.90%	3.11%	3.98%	4.16%	(b)
Ratios/Supplemental Data:
Net Assets at end of year (000’s)	$845	$762	$920	$1,913	$1,248	$553
Ratio of expenses to average net assets	0.80%	0.85%	0.95%	0.95%	0.95%	0.95%	(c)
Ratio of net investment income to average
net assets	3.74%	3.71%	3.47%	3.47%	3.45%	3.45%	(c)
Ratio of expenses to average net assets(d)	1.19%	1.28%	1.71%	1.67%	1.69%	0.97%	(c)
Portfolio turnover rate(e)	8.90%	37.10%	22.23%	14.26%	12.07%	13.63%

(a)	Commencement of operations for Class A was August 6, 2002.
(b)	Not annualized.
(c)	Annualized.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

58 | Financial Highlights

Kansas Tax-Exempt Bond Fund
Financial Highlights, Class C

Selected data for a share outstanding throughout the period indicated.

For period
from May 22,
2007 thru
October 31,
2007
Net Asset Value, Beginning of Period	$10.60
Investment Activities:
Net investment income	0.15
Net realized and unrealized gains (losses) from investments	(0.02)
Total from Investment Activities	0.13
Distributions:
Net investment income	(0.15)
Total Distributions	(0.15)
Net Asset Value, End of Period	$10.58
Total Return (excludes sales charge)	1.40%
Ratios/Supplemental Data:
Net Assets at end of year (000’s)	$38
Ratio of expenses to average net assets	1.40%
Ratio of net investment income to average net assets	3.15%
Ratio of expenses to average net assets(d)	1.68%
Portfolio turnover rate(e)	8.90%

(a)	Commencement of operations for Class C was May 22, 2007.
(b)	Not annualized.
(c)	Annualized.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights | 59

SERVICE PROVIDERS

  Management and support services are provided to the Funds by several organizations.

          Investment Adviser and Administrator:
          American Independence Financial Services, LLC
          335 Madison Avenue, Mezzanine
          New York, NY 10017

          Custodian: INTRUST Bank NA
          105 North Main Street
          Wichita, Kansas 67202

          Transfer Agent: Boston Financial Data Services
          30 Dan Road
          Canton, MA 02021.

          Distributor: Foreside Distribution Services, L.P.
          Ground Floor
          Two Portland Square
          Portland, ME 04101

60 | Service Providers

NOTICE OF PRIVACY POLICY & PRACTICES

American Independence Funds Trust recognizes and respects the privacy concerns and expectations of our customers(1).

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the American Independence Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

>   Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

>   Account History, including information about the transactions and balances in a customer's accounts; and

>   Correspondence, written, telephonic or electronic between a customer and American Independence Funds or service providers to the American Independence Funds.

Disclosure of Customer Information

We may disclose all of the information described above to certain third parties who are not affiliated with the American Independence Funds under one or more of these circumstances:

>   As Authorized — if you request or authorize the disclosure of the information.

>   As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the American Independence Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

>   Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security of Customer Information

We require service providers to the American Independence Funds:

>   to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the American Independence Funds; and

>   to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the American Independence Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of American Independence Funds.

____________________

(1) For purposes of this notice, the terms ‘‘customer’’ or ‘‘customers’’ includes individuals who provide nonpublic personal information to American Independence Funds, but do not invest in American Independence Funds shares.

Notice of Privacy Policy & Practices | 61

For more information

For more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports The Funds’ annual and semi-annual reports to shareholders, when available, contain additional information on each Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI) The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of Reports and the SAI or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

American Independence Funds Trust
335 Madison Ave., Mezzanine
New York, NY. 10017
Telephone: 1-866-410-2006

You can review and copy the Fund’s reports and SAIs at the Public Reference Room of the Securities and Exchange Commission (the ‘‘Commission’’). You can get text-only copies:

> For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, (for information on the operation of the Public Reference Room call the Commission at 1-202-942-8090), or by electronic request to the following e-mail address: publicinfo@sec.gov.

> Free from the Commission’s Website at www.sec.gov.

AIFA&C 3108

Investment Company Act file no. 811-21757

March 1, 2008
INSTITUTIONAL CLASS

The American Independence Funds	Prospectus

Stock Fund
Financial Services Fund
International Equity Fund
Short-Term Bond Fund
Intermediate Bond Fund
Kansas Tax-Exempt Bond Fund

NOT FDIC Insured. May lose value. No bank guarantee.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Independence Financial Services LLC is a limited liability company.

The Notice of Privacy Policy and Practices of the Funds is included with this Prospectus, but is not considered to be a part of the Prospectus.

Inside This Prospectus

Descriptions of each fund's goal, strategy, and main risks, along with information on costs, and the individuals who manage the funds.

About the Funds	American Independence Funds
	Stock Fund	1
	Financial Services Fund	4
	International Equity Fund	9
	Short-Term Bond Fund	14
	Intermediate Bond Fund	19
	Kansas Tax-Exempt Bond Fund	23
	The Investment Adviser	27

How to Invest	How To Buy Fund Shares	32
	How To Sell and Exchange Fund Shares	34
	Shareholder Services and Policies	36
	Information, instructions, and policies to know about
	your fund account and transactions	38
	Distributions and Taxes	42
	Financial Highlights	43
	Notice of Privacy Policy	50

TICKER SYMBOL |	ISISX
CUSIP NUMBER |	026762708

AMERICAN INDEPENDENCE FUNDS

Stock Fund

The Fund’s goal is to provide investors with long-term capital appreciation.

MAIN STRATEGIES	MAIN RISKS

The Fund normally invests at least 80%* of its net assets, plus borrowings for investment purposes, in common and/or preferred stocks and at least 65% of its total assets in such stocks issued by U.S. companies with large market capitalizations (over $5 billion) at the time of purchase. The Fund’s Sub-Adviser uses a value oriented approach to selecting stocks by identifying stocks that it considers undervalued (i.e. priced less than its real worth). The Fund’s sub-adviser also considers the company’s soundness and earnings prospects. If the Fund’s Sub-Adviser determines a company may no longer benefit from the current market and economic environment and shows declining fundamentals, it will eliminate the Fund’s holding of the company’s stock. The Fund may also invest in securities that are convertible into common stock and preferred stock.

The value of the Fund’s investments, and the value of your investments in the Fund, will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

Stock Market Risk     Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Style Risk     Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests primarily in value stocks, its performance may lag when growth stocks outperform value stocks.

Mid- and Small-Cap Risk     Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

* The Fund will provide notice to shareholders at least 60 days prior to any change to this policy.

Stock Fund | 1

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

FUND PERFORMANCE

The bar chart and the table listed below give some indication of the risks of an investment in the Fund by showing in the bar chart how the Stock Fund performed from year to year and by comparing in the table the Fund’s performance over time to that of the Standard & Poor’s 500® Composite Stock Index (‘‘S&P 500®’’), a widely recognized, unmanaged index of common stocks. The Russell 1000 Value Index will be used as the Fund’s benchmark. The Russell 1000 Value Index is an unmanaged index of large cap value stocks. The Fund has been in existence since January 21, 1997, but until March 2, 2006, the Fund was organized as the Stock Fund of the former American Independence Funds Trust. From March 1, 2006 to March 1, 2007 the Fund was managed by Barrow, Hanley, Mewhinney & Strauss, Inc. Prior to December 1999, the Fund was managed by another sub-adviser.

The returns for the Institutional Class, will differ from Class A and Class C shares because of differences in the expenses of each class. The Institutional Class Shares were previously known as Service Class Shares. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS — INSTITUTIONAL CLASS(1)

	Both the bar chart and the table assume reinvestment of dividends and distributions and reflect voluntary and contractual fee reductions. Without such fee reductions, the Fund’s performance would have been lower.

	Best quarter:	20.41%	Q2	’03
	Worst quarter:	(17.89)%	Q3	’02

(1) These figures are for the year ended December 31 of each year.

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years	Ten Years
		Ended	Ended	Ended
		December 31,	December 31,	December 31,
INSTITUTIONAL CLASS	Inception	2007	2007	2007
Return Before Taxes(1)	January 21, 1997	10.43%	16.17%	8.45%
Return After Taxes on Distribution(1)		5.97%	14.42%	6.73%
Return After Taxes on Distribution and sale of shares(1)		9.30%	13.92%	6.72%
Russell 1000 Value Index (reflects no deduction for fees, expenses
or taxes)	January 22, 1997	(0.18)%	14.64%	6.58%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	January 22, 1997	5.49%	12.82%	5.91%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 | Stock Fund

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES	Institutional
(fees paid directly from your investment)	Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset
Value at purchase)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	1.00%
Distribution (12b-1) and Service Fees	None
Other Expenses(1)	0.52%
Total Fund Operating Expenses Before Reductions	1.41%
Expense Reductions(2)	-0.52%
Total Annual Fund Operating Expenses After Reductions	0.89%

(1) Other Expenses are based on estimated amounts for the current fiscal year.
(2) AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2009 in order to keep the Total Annual Fund Operating Expenses at 0.89%. This reduction lowers the expense ratio and increases overall returns to investors.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.	It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.		1 Year	3 Years	5 Years	10 Years
		Institutional Class Shares	$91	$395	$722	$1,646

Stock Fund | 3

TICKER SYMBOL |	ANEIX
CUSIP NUMBER |	026762625

AMERICAN INDEPENDENCE FUNDS

Financial Services Fund

The Fund’s goal is to provide investors with long-term capital appreciation with a secondary objective of income, by investing in U.S. and non-U.S. financial institutions.

MAIN STRATEGIES

The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies in financial services-related industries. Financial services-related industries include, but are not limited to, banking, insurance, investment banking and brokerage, credit finance, mortgage banking, commercial and residential mortgage REITs, asset management and other finance-related services. The Fund considers a company to be doing business in financial services-related industries if it meets at least one of the following tests: (1) at least 50% of its gross income or its net sales come from activities in financial services-related industries; (2) at least 50% of its assets are devoted to producing revenues in the financial services-related industries; or (3) based on other available information, the portfolio manager determines that is primary business is within the financial services industries. The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers doing business in the financial services-related industries. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

The Sub-Adviser, American Independence Capital Management (AICM), LLC, plans to achieve this goal by investing in securities which AICM believes are undervalued, by capitalizing on opportunities to profit by trading mispriced securities and by making other special situation investments, with a focus on publicly traded equity securities in the financial services industry. There can be no assurance that the Fund’s investment objective will be achieved, and investment results may vary substantially from time to time.

The Fund seeks to achieve its investment objective primarily by investing in and tactically trading securities of U.S. and non-U.S. financial institutions, including, but not limited to, equity securities and other securities convertible into or exercisable into equity securities, preferred securities, subordinate income notes collateralized by trust preferred securities, and other fixed income securities. The Fund may invest in large-cap, mid-cap and small-cap companies, in each case as the Adviser or Sub-Adviser in its sole discretion, may determine. To achieve the Fund’s investment objective, the Fund may utilize options, derivatives, and futures.

The Fund intends to blend two investment strategies in managing the Fund, with the goal of maximizing returns while minimizing relevant risks. The first strategy involves strategic value investing. With the portion of the assets of the Fund’s portfolio allocated to this strategy, AICM will generally invest in companies that it believes are significantly undervalued on a fundamental basis. AICM believes this means the market price of such companies would be at a substantial discount to the present value of future cash flows or to liquidation value. In valuing companies, AICM will normally project a company’s future cash flows and discount these to the present (using a discount rate reflecting the degree of risk of the investment) to find the intrinsic value of the enterprise. If this value is significantly above the current price of the stock, and AICM believes that the company is run by competent and reliable management, then the Fund may invest in that company. AICM believes the portion of the Fund allocated to strategic value investing will normally be invested only in securities selling for less than their intrinsic value or selling for less than private market value when AICM believes that it is likely

4 | Financial Services Fund

that the company may be acquired. AICM believes that, by focusing a majority of the Fund’s assets on those companies that are not well known or are improperly valued by the investment community, it can achieve significantly higher returns than are available from a broadly diversified equity fund.

In addition, AICM intends to employ a second, more tactical trading-oriented strategy that utilizes the Sub-Adviser’s knowledge of the securities markets and financial services industries to exploit price trends and market volatility in the securities of financial services companies. Tactical trading positions tend to be short-term with high turnover and endeavor to profit from various company as well as industry events. Such trades generally occur around an event such as earnings releases, news events, 8K’s, merger news, management changes, interest rate movements, credit quality outlook, regulatory changes, spin-offs, and new issues, as well as other events. The Fund is therefore intended to be a blend of the strategic and the tactical, but with greater emphasis on the strategic. AICM believes these two very different investment methods compliment each other very well as the best strategic value investments tend to surface during long bear markets while tactical investments tend to predominate during periods of high valuation and high volatility.

Descriptions of these and other securities which the Fund may purchase are included in the SAI.

Financial Services Fund | 5

MAIN RISKS

The value of the Fund’s investments, and the value of your investments in the Fund, will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

Stock Market Risk     Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Mid- and Small-Cap Risk     Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

Sector Fund Risk     The Fund’s investments are concentrated in a comparatively narrow segment of the economy, the financial services sector. This means that the Fund’s investment concentration in the financial services sector is higher than most mutual funds and the broad securities market. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments and consequently the value of an investment in the Fund may tend to rise and fall more rapidly.

Financial Services Industry Risk     The financial services sector is subject to extensive government regulation, which may change frequently. In addition, the profitability of businesses in the financial services sector depends heavily on the availability and cost of money and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. The financial services industry is exposed to several risks that may impact the value of investments in the financial services sector more severely than investments outside the sector. Businesses in the financial sector often operate with substantial financial leverage.

Foreign Investment Risk     A Fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers’ balance and payments, overall debt level, and cash flow from tax or other revenues.

Concentration Risk     Since a large percentage of the Fund’s assets may be invested in the securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance and any change in the value of those securities could significantly affect the value of your investment in the Fund.

6 | Financial Services Fund

FUND PERFORMANCE The Financial Services Fund commenced operations on March 1, 2007; therefore, it does not have calendar year or quarterly performance to report.

Risk/Return Summary and Fund Expenses This fund does not yet have performance information to show in this prospectus.

FEES AND EXPENSES

This table is intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. This table does not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES	Institutional
(fees paid directly from your investment)	Class Shares
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	None
Maximum deferred sales charge (as a percentage
of the Net Asset Value at purchase)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	1.25%
Distribution (12b-1) fee and Service Fees	None
Other Expenses(1)	2.84%
Total Annual Fund Operating Expenses Before Reductions	4.09%
Expense Reductions(2)	-2.84%
Total Annual Fund Operating Expenses After Reductions	1.25%

(1) Other Expenses are based on estimated amounts for the current fiscal year.
(2) AIFS has contractually agreed to reduce the management fee and reimburse expenses until February 28, 2009 order to keep the Total Annual Fund Operating Expenses at 1.25%. This reduction lowers the expense ratio and increases overall returns to investors.

EXPENSE EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested

all dividends and distributions. This is only an example; actual expenses may be different. Because this example is hypothetical and for comparison only, your actual costs will be different.		1 Year	3 Years
	Institutional Class Shares	$127	$984

Risk/Return Summary and Fund Expenses | 7

Additional Risks of the Financial Services Fund

Trading in options     The Sub-Adviser may use a number of option strategies. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.

With certain exceptions, exchange listed options on individual securities are generally settled by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is ‘‘in-the-money’’ (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Fund’s ability to close out its position as a purchaser or seller of a listed put or call option is dependent, in part, upon the liquidity of the option market.

Limited liquidity of some investments     Some of the securities in which the Fund invests may be or become relatively illiquid, because they are thinly traded, they are subject to transfer restrictions, or the circumstances of the Fund’s ownership of them give rise to practical or regulatory limits on the Fund’s ability to liquidate quickly. The Fund may not be able promptly to liquidate those investments if the need should arise, and its ability to realize gains, or to avoid losses in periods of rapid market activity, may therefore be affected. In addition, the value assigned to such securities for purposes of determining a shareholder’s share in the Fund’s net profits and net losses may differ from the value the Fund is ultimately able to realize. A portion of the Fund’s assets may from time to time be invested in securities and other financial instruments or obligations for which no market exists. Because of the absence of any trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on these sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities.

Derivative transactions     The Fund may engage in derivative transactions such as forward contracts for hedging purposes. The risks associated with derivative transactions are potentially greater than those associated with the direct purchase or sale of the underlying securities because of the additional complexity and potential for leverage. In addition, derivatives may create credit risk (the risk that a counterparty on a derivative transaction will not fulfill its contractual obligations), as well as legal, operations, reputational and other risks beyond those associated with the direct purchase or sale of the underlying securities to which their values are related.

8 | Additional Risks of the Financial Services Fund

TICKER SYMBOL |	IMSSX
CUSIP NUMBER |	026762880

AMERICAN INDEPENDENCE FUNDS

International Equity Fund

The Fund’s goal is to provide investors with long-term capital appreciation.
The Fund seeks its objective by investing in equity securities of issuers based outside of the United States.

MAIN STRATEGIES

Under normal market conditions, the Fund invests primarily in the equity securities of companies located outside the U.S., including emerging markets. The Fund will invest, under normal circumstances, at least 80% of its net assets in ‘‘foreign securities’’ as defined below, which may include emerging markets on an opportunistic basis. Under normal circumstances, the Fund will not exceed 20% of net assets in developing countries or emerging market securities.

For the purpose of the fund’s investments, ‘‘foreign securities’’ means those securities issued by companies:

>   whose principal securities trading markets are outside the U.S.; or

>   that are linked to non-U.S. dollar currencies; or

>   that are organized under the laws of, or with principal office in, a country other than the U.S.

The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities, in U.S. dollar terms, due to fluctuations in currency exchange rates, the Fund may enter into currency hedges that may decrease or offset any losses from such fluctuations.

The Fund may invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) issued by sponsored or unsponsored facilities. ADRs are usually issued by a U.S. bank trust company and traded on a U.S. exchange. GDRs may be issued by institutions located anywhere in the world and traded in any securities market. EDRs are issued in Europe and used in bearer form in European markets.

Most of the purchases and sales made by the Fund will be made in the primary trading market for the particular security. The primary market is usually in the country in which the issuer has its main office. The Fund generally follows a multi-capitalization approach focusing on mid to large-capitalization companies, but the Fund may also invest in smaller, emerging growth companies. In addition, the Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the counter.

The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by federal agencies and government-sponsored entities are not backed by the full faith and credit of the U.S. Treasury and may be supported only by the credit of the instrumentality or the right of the issuer to borrow from the U.S. Treasury.

The Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, the Fund may not achieve its investment goal. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment goal, which may involve higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

Depository Receipts     Receipts, typically issued by a bank or trust company, representing the ownership of underlying securities that are issued by a foreign company and held by a bank or trust company.

International Equity Fund | 9

MAIN RISKS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

Stock Market Risk     A fund that invests in common stocks is subject to the risk that stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds. A company’s stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for small and mid-sized companies, or companies in developing industries, which tend to be more vulnerable to adverse developments.

Bond Market Risk     A Fund that invests in debt securities is subject to the risk that fixed income prices in general may lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the credit worthiness of both corporate and government issuers. Generally fixed income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Foreign Investment Risk     A fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S.

markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers' balance of payments, overall debt level, and cash flow from tax or other revenues.

Developing Country Risk     Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries.

Political Risk     Political risk includes a greater potential for revolts, and the taking of assets by governments. For example, the Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under Communist systems that took control of private industry. This could occur again in this region or others in which the Fund may invest, in which case the Fund may lose all or part of its investment in that country’s issuers.

10 | International Equity Fund

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the International Multi-Manager Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as the Service Class shares. As a result of the reorganization, the Fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

FUND PERFORMANCE

The bar chart and table listed below show how the International Equity Fund has performed from year to year. The Fund has been in existence since November 1, 1995 but until March 2, 2006, the Fund was organized as the International Multi-Manager Stock Fund of the former American Independence Funds Trust. The performance shown in the bar chart and table represents: the actual performance of the Fund from January 20, 1997 (its inception) through December 31, 2006; and the actual performance of the Portfolio from November 1, 1995 (its inception) through January 19, 1997. This performance would have been significantly lower, taking into account the current fees of the Fund, because the Portfolio’s performance reflects no fees at the feeder level and the predecessor fund had lower fees.

The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table below it compares the Fund’s performance over time to that of the Morgan Stanley Capital International Europe, Australasia and Far East (‘‘MSCI EAFE’’) Index, a widely recognized, unmanaged representative of the aggregate performance of international stock markets.

The returns for the Institutional Class, Class A and Class C will differ because of differences in the expenses of each class. Of course, past performance (before and after taxes) does not indicate how a Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS — INSTITUTIONAL CLASS(1)(2)

	Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions, which, if otherwise, would cause performance to be lower.

	Best quarter:	21.56%	Q2	’03
	Worst quarter:	(22.23)%	Q3	’02

(1) These figures reflect year-by-year total returns for the Fund, the Portfolio and the Predecessor and are for the year ended December 31 of each year.
(2) The performance of the Portfolio was calculated by adjusting the performance of the Initial Feeder Fund to exclude fees and expenses paid at the level of the Initial Feeder Fund.

International Equity Fund | 11

	AVERAGE ANNUAL TOTAL RETURNS
	One Year	Five Years	Ten Years
	Ended	Ended	Ended
	December 31,	December 31,	December 31,
INSTITUTIONAL CLASS	2007	2007	2007
Return Before Taxes	12.71%	22.38%	11.18%
Return After Taxes on Distributions(1)	10.46%	20.09%	8.61%
Return After Taxes on Distributions and Sale of Shares(1)	9.00%	18.48%	8.25%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	11.76%	22.19%	8.47%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

12 | International Equity Fund

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES	Institutional
(paid directly from your investment)	Class Shares
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	None
Maximum deferred sales charge (as a percentage
of the Net Asset Value at purchase)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.81%
Distribution (12b-1) and Service Fees	None
Other Expenses(1)	0.43%
Total Annual Fund Operating Expenses Before Reduction	1.24%
Expense Reductions(2)	-0.25%
Total Annual Fund Operating Expenses After Reduction	0.99%

(1) Other Expenses are based on estimated amounts for the current fiscal year.
(2) AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2009 in order to keep the Total Annual Fund Operating Expenses at 0.99%. This reduction lowers the expense ratio and increases overall returns to investors.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.	It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.		1 Year	3 Years	5 Years	10 Years
		Institutional Class Shares	$101	$369	$657	$1,478

International Equity Fund | 13

TICKER SYMBOL |	ISBSX
CUSIP NUMBER |	026762320

AMERICAN INDEPENDENCE FUNDS

Short-Term Bond Fund

The Fund’s goal is to provide investors with as high a level of current income as is consistent with liquidity and safety of principal by investing primarily in investment-grade bonds with maturities of 1-3 years.

MAIN STRATEGIES

The Portfolio invests primarily in high quality debt securities. The portfolio manager may use interest rate hedging as a stabilizing technique. The performance objective of the Portfolio is to outperform an index that the portfolio manager believes is an appropriate benchmark for the Portfolio. The current index is the Merrill Lynch 1-3 Year Treasury Index. (The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks short-term U.S. government securities with maturities between 1 and 3 years and represents the total rate of return of U.S. Treasury Notes based on daily closing prices. The index is not available for investment and, unlike the Portfolio, does not incur expenses.) Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Main types of securities the Fund may hold

>    Asset-Backed Securities

>    Bank Obligations

>    Corporate Debt Instruments

>    Derivative Instruments

>    Foreign Debt Instruments

>    Mortgage-Backed Securities

>    Other Investment Companies

>    U.S. Government and Agency

>    Securities

Major policies/limits

>    Under normal market conditions, the Fund’s average maturity is expected to be between 1 and 3 years. A bond’s maturity is the date when a bond issuer agrees to return the bond’s principal, or face value, to the bond’s buyer.

>    Although the value of the Fund’s shares will fluctuate, under normal market conditions the Fund’s adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s duration to 2 years or less. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

>    At least 65% of the Portfolio’s total assets must be invested in U.S. dollar-denominated securities. The Portfolio will invest in derivatives for hedging and non-hedging purposes, such as to manage the effective duration of the Portfolio or as a substitute for direct investment. For temporary defensive purposes, up to 100% of the Portfolio’s total assets may be invested in U.S. government securities, cash or cash equivalent securities. These defensive strategies may prevent the Portfolio from achieving its investment objective. The Portfolio is “non-diversified” under the 1940 Act, meaning that it may invest in a limited number of issuers. Under normal circumstances, the Portfolio will invest more than 25% of its total assets in the Banking and Finance industry. For purposes of this limitation, the Banking and Finance industry is deemed to include securities of issuers engaged in banking or finance businesses, including issuers of asset- and mortgage-backed securities.

14 | Short-Term Bond Fund

MAIN RISKS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

Interest Rate Risk     When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prepayment Risk     Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity.

Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Credit Risk     The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

Banking Industry Risk     Investing in bank obligations exposes a Portfolio to risks associated with the banking industry, such as interest rate and credit risks.

Concentration Risk     Since a large percentage of the Fund’s assets may be invested in the securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance and any change in the value of those securities could significantly affect the value of your investment in the Fund.

Currency Risk     Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. When synthetic and cross-hedges are used, the net exposure of a Portfolio to any one currency may be different from that of its total assets denominated in such currency.

Derivatives Risk     Derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives, including futures contracts, may also have a leveraging effect, which may increase the volatility of the Portfolio. The use of derivatives may reduce returns for the Portfolio.

Foreign Risk     Investing in foreign securities exposes a Portfolio to risks such as political and economic instability, currency devaluation and high inflation rates, which may result in Portfolio losses and higher volatility.

Liquidity Risk     Certain securities may be difficult or impossible to sell at favorable prices within the desired time frame.

Non-diversification Risk     A non-diversified Portfolio may invest a large percentage of its assets in the securities of a small number of issuers or industries than a diversified Portfolio. This vulnerability to factors affecting a single investment can result in greater Portfolio losses and volatility.

Short-Term Bond Fund | 15

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the UltraShort Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for the shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carryforward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charge (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

FUND PERFORMANCE

The bar chart listed below shows how the Short-Term Bond Fund has performed from year to year.The table below it compares the Fund’s performance over time to those of the Lehman Brothers 1-3 Year Aggregate Index, a widely recognized, unmanaged index generally representative of short-term securities. This table gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. The Fund has been in existence since January 21, 1997, but until March 2, 2006, the Fund was organized as the UltraShort Bond Fund of the former American Independence Funds Trust.

The returns for Institutional Class, Class A and Class C shares will differ because of differences in expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS — INSTITUTIONAL CLASS(1)

Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reduction, the Fund’s performance would have been lower.

	Best quarter:	3.21%	Q3	’01
	Worst quarter:	(0.51)%	Q2	’04

(1) Institutional Class Shares were previously called Service Class. These figures are for the year ended December 31 of each year. While the Institutional Class has no sales charge, Service Class Shares did and performance would have been lower if sales charges were included.

16 | Short-Term Bond Fund

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years	Ten Years
		Ended	Ended	Ended
		December 31,	December 31,	December 31,
INSTITUTIONAL CLASS(1)	Inception	2007	2007	2007
	January 21, 1997
Return Before Taxes(1)		6.63%	3.22%	4.34%
Return After Taxes on Distributions(2)		5.03%	2.08%	2.86%
Return After Taxes on Distribution and Sale of Shares(1)(3)		4.29%	2.00%	2.80%
Lehman Brothers 1-3 Year Aggregate Index (Reflects no
deduction for fees, expenses or taxes)	January 31, 1997	6.72%	3.33%	4.98%

(1) For current performance information, including the Fund’s 30-day yield, call 1-888-266-8787.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Short-Term Bond Fund | 17

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES	Institutional
(fees paid directly from your investment)	Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset
Value at purchase)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.40%
Distribution (12b-1) and Service Fees	None
Other Expenses(1)	0.54%
Total Annual Fund Operating Expenses Before Reductions	0.94%
Expense Reductions(2)	-0.49%
Total Annual Fund Operating Expenses After Reductions	0.45%

(1) Other Expenses are based on estimated amounts for the current fiscal year.
(2) AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2009 in order to keep the Total Annual Fund Operating Expenses at 0.45%. This reduction lowers the expense ratio and increases overall returns to investors.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.	It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.		1 Year	3 Years	5 Years	10 Years
		Institutional Class Shares	$46	$251	$472	$1,110

18 | Short-Term Bond Fund

TICKER SYMBOL |	IIISX
CUSIP NUMBER |	026762500

AMERICAN INDEPENDENCE FUNDS

Intermediate Bond Fund

The Fund’s goal is to provide investors with a competitive total return. The fund primarily invests in intermediate term investment-grade bonds. A high level of current income is an important consideration in achieving the Fund’s overall goal.

MAIN STRATEGIES

The Fund’s investment philosophy emphasizes a fundamental approach to managing fixed income assets with a goal of delivering consistent investment returns. The strategies employ a top-down, macroeconomic approach to determine the portfolio’s positioning on the yield curve, duration, maturity, and sector allocation. The Fund then initiates a process of security analysis based on several factors including but not limited to economic trends, inflation, and fiscal policy. The strategy seeks to outperform the Lehman U.S. Aggregate fixed income index. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Main types of securities the Fund may hold

>   U.S. Treasury Obligations

>   U.S. Government Agency Securities

>   Corporate Debt Securities

>   Mortgage-backed Securities

Major policies/limits

>   Under normal market conditions, the Fund’s average maturity is expected to be between 3 and 10 years. A bond’s maturity is the date when a bond issuer agrees to return the bond’s principal, or face value, to the bond’s buyer.

>   Although the value of the Fund’s shares will fluctuate, the adviser will seek to manage the magnitude of fluctuation by limiting the Fund’s average duration to 5 years or less. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

>   Under normal market conditions, at least 65% of the Fund’s total assets will be invested in Bonds that are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by a nationally recognized statistical rating organization, such as Moody’s Investors Service Inc. ("Moody’s"), Standard & Poor’s Corporation ("S&P"), or Fitch Ratings Ltd. ("Fitch"), or which are unrated and determined by the Fund’s adviser to be of comparable quality.

Intermediate Bond Fund | 19

MAIN RISKS

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

Interest Rate Risk     When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prepayment Risk     Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Credit Risk     The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

20 | Intermediate Bond Fund

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Intermediate Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

FUND PERFORMANCE

The bar chart on this page shows how the Intermediate Bond Fund has performed from year to year. The table below it compares the Fund’s performance over time to that of the Lehman Brothers U.S. Aggregate Index, a widely recognized, unmanaged index generally representative of intermediate bonds. This table gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance.

The returns for the Institutional Class Shares will differ from Class A and Class C shares because of differences in the expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURN — INSTITUTIONAL CLASS(1)

	Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions. Without such fee reductions, the Fund’s performance would have been lower.

	Best quarter:	4.59%	Q3	’02
	Worst quarter:	(2.44)%	Q2	’04

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years	Ten Years
		Ended	Ended	Ended
		December 31,	December 31,	December 31,
INSTITUTIONAL CLASS(1)	Inception	2007	2007	2007
	January 21, 1997
Return Before Taxes(1)		7.15%	3.73%	5.30%
Return After Taxes on Distributions(2)		5.46%	2.18%	3.49%
Return After Taxes on Distribution and Sale of Shares(2)		4.62%	2.20%	3.43%
Lehman Brothers U.S. Aggregate Index (reflects no deduction for fees,
expenses or taxes)		6.97%	4.42%	5.97%

(1) For current performance information, including the Fund’s 30-day yield, call 1-888-266-8787.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Intermediate Bond Fund |  21

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES	Institutional
(fees paid directly by you)	Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset
Value at purchase)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.40%
Distribution (12b-1) and Service Fees	None
Other Expenses(1)	0.67%
Total Annual Fund Operating Expenses Before Reductions	1.07%
Expense Reductions(2)	-0.51%
Total Annual Fund Operating Expenses After Reductions	0.56%

(1) Other Expenses are based on estimated amounts for the current fiscal year.
(2) AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2009 in order to keep the Total Annual Fund Operating Expenses at 0.56%. This reduction lowers the expense ratio and increases overall returns to investors.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.	It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.		1 Year	3 Years	5 Years	10 Years
		Institutional Class Shares	$57	$290	$541	$1,260

22 | Intermediate Bond Fund

TICKER SYMBOL |	SEKSX
CUSIP NUMBER |	026762864

AMERICAN INDEPENDENCE FUNDS

Kansas Tax-Exempt Bond Fund

The Fund’s goal is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes.

MAIN STRATEGIES	MAIN RISKS

The Fund invests primarily in municipal bonds with maturities ranging from 1 to 20 years. It is the intent of the Adviser to maintain a dollar weighted average portfolio maturity between 7 and 12 years. Under normal conditions, the Fund will invest, as a fundamental investment policy, at least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds which produce interest that is exempt from federal income tax and, in the opinion of bond counsel of the issuer of Kansas obligations, is exempt from Kansas state income taxes. Under normal conditions, the Fund will invest at least 80% of its net assets in securities the income from which is not subject to the alternative minimum tax. The Fund will not purchase securities which are rated, at the time of purchase, below ‘‘Baa’’ by a Nationally Recognized Statistical Rating Organization ("NRSRO")*. The Fund is managed to provide an attractive yield from municipal bonds that have strong credit qualities. Municipalities with these strong credit qualities are more likely to offer a reliable stream of payments. The Fund’s adviser may sell a security if its fundamental qualities deteriorate or to take advantage of more attractive yield opportunities.

The value of the Fund’s investments, and the value of your investments in the Fund will fluctuate with market conditions. You may lose money on your investment in the Fund, or the Fund could underperform other investments. Other principal risks include:

State Specific Risk     State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states.

Interest Rate Risk     When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Prepayment Risk     Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Credit Risk     The Fund’s bonds could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

* Under normal market conditions, at least 65% of the Fund’s total assets will be invested in bonds that are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by an NRSRO, or which are unrated and determined by the Fund’s adviser to be of comparable quality.

Kansas Tax-Exempt Bond Fund | 23

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Kansas Tax-Exempt Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Institutional Class. As a result of the reorganization, the Fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Institutional Class shares prior to the reorganization. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher.

FUND PERFORMANCE

The bar chart and table on this page show how the Kansas Tax-Exempt Bond Fund has performed and how its performance has varied from year to year. The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and showing in the table how the Fund’s average annual returns compare with the returns of the Lehman Brothers 7-Year Municipal Index, a widely recognized unmanaged index generally representative of intermediate- and short-term municipal bonds. The Fund has been in existence since December 10, 1990. From its inception to May 17, 1997, the Fund was organized as the Kansas Tax-Exempt Income Portfolio of the SEI Tax Exempt Trust. From May 17, 1997 until March 2, 2006, the Fund was organized as the Kansas Tax-Exempt Bond Fund of the former American Independence Funds Trust. Since March 2, 2006, the Fund has been organized in its current status. Since November 2000, the Fund has been managed by its current manager.

The returns for the Institutional Class, Class A and Class C will differ because of differences in the expenses of each class. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS — INSTITUTIONAL CLASS(1)

	Both the bar chart and the table assume reinvestment of dividends and distributions and reflect contractual and voluntary fee reductions, without such fee reductions performance would be lower.

	Best quarter:	4.28%	Q4	’00
	Worst quarter:	(2.29)%	Q2	’99

(1) The Institutional Class had been previously designated as Service Class and subject to a front-end sales charge prior to February 28, 2002. These figures are for the year ended December 31 of each year. While the Institutional Class Shares have no sales charge, Service Class Shares did; and performance would have been lower if sales charges were included.

24 | Kansas Tax-Exempt Bond Fund

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years	Ten Years
		Ended	Ended	Ended
		December 31,	December 31,	December 31,
INSTITUTIONAL CLASS(1)	Inception	2007	2007	2007
	December 10, 1990
Return Before Taxes		3.64%	3.26%	4.14%
Return After Taxes on Distributions(2)		3.64%	3.26%	4.17%
Return After Taxes on Distribution and Sale of Shares(2)		3.83%	3.38%	4.20%
Lehman Brothers 7-Year Municipal Index		5.06%	3.86%	4.96%

(1) For current performance information, including the Fund’s 30-day yield, call 1-888-266-8787.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Kansas Tax-Exempt Bond Fund | 25

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES	Institutional
(fees paid directly from your investment)	Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)	None
Maximum deferred sales charge (load) imposed on purchases (as a
percentage of offering price)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.30%
Distribution (12b-1) and Service Fees	None
Other Expenses(1)	0.39%
Total Annual Fund Operating Expenses Before Reductions	0.69%
Expense Reductions(2)	-0.29%
Total Annual Fund Operating Expenses After Reductions	0.40%

(1) Other Expenses are based on estimated amounts for the current fiscal year.
(2) AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2011 in order to keep the Total Annual Fund Operating Expenses at 0.40%. This reduction lowers the expense ratio and increases overall returns to investors.

EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that	you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.		1 Year	3 Years	5 Years	10 Years
		Institutional Class Shares	$41	$128	$293	$772

26 | Kansas Tax-Exempt Bond Fund

Additional Risks of the American Independence Funds

Management risk     The Funds’ performance could be hurt if the Funds’ management improperly executes the Funds’ strategies.

Repurchase agreement risk     Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment in a fund to decline.

Securities lending risk     To earn additional income, the Funds may lend their securities to qualified financial institutions. Although these loans are fully collateralized, a fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged.

The Board of Trustees has approved Securities Lending Agreements with the Custodians. Net revenue from securities lending activity will be used to offset the Funds’ custodian expenses and to pay the cost of other operating expenses for the Funds. The net cost of the Funds’ operating expenses less the net securities lending revenue will be used to calculate the Funds’ expense limitations.

Each Fund’s investment objective is fundamental which means it may not be changed without shareholder approval. With respect to the 80% investment policy of each Fund (except for the Kansas Tax-Exempt Bond Fund), such Fund’s limitation is non-fundamental; however, shareholders will receive 60 days advance notice of any change to the limitation. Additional descriptions of the Funds’ risks, strategies and investments, as well as other strategies and investments not described below, may be found in the Funds’ Statement of Additional Information ("SAI"). The SAI also contains descriptions of each of the securities which the Funds may purchase.

The Investment Adviser

The investment adviser for these Funds is American Independence Financial Services, LLC ("AIFS" or the "Adviser"). The Adviser is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. AIFS is based at 335 Madison Avenue, Mezzanine, New York, NY 10017.

Under the supervision of the Board of Trustees, the Adviser is responsible for managing each Fund’s portfolio in accordance with each Fund’s goal and policies. In exchange for providing these services, the Adviser receives a management fee from each fund. The management fee for each Fund will be as follows:

Stock Fund	1.00%
Financial Services Fund	1.25%
International Equity Fund	0.81%
Short-Term Bond Fund	0.40%
Intermediate Bond Fund	0.40%
Kansas Tax-Exempt Bond Fund	0.30%

AIFS has contractually agreed to waive a portion of its management fee and reimburse expenses in order to maintain the Fund’s total operating expenses at not more than the following percentages of average annual net assets of the Institutional Share classes through March 1, 2009 (through March 1, 2011 for the Kansas Tax-Exempt Bond Fund and through February 28, 2009 for the Financial Services Fund): Stock Fund 0.89%, Financial Services Fund 1.25%, International Equity Fund 0.99%, Short-Term Bond Fund, 0.45%, Intermediate Bond Fund 0.56% and Kansas Tax-Exempt Bond Fund, 0.40%.

Additional Risks of the American Independence Funds | 27

Portfolio Managers

Under the investment advisory agreement, AIFS is responsible for the investment management oversight in its role as adviser to all of the Funds.

The fund’s portfolio manager is responsible for the day-to-day management of the fund.

Mr. Robert A. Campbell and Mr. Eric M. Rubin are responsible for the day to day oversight of the sub-advisory relationships pertaining to the Stock Fund and the International Equity Fund.

Mr. Rubin, President of the Funds, is a founding member of AIFS and President of AIFS since February, 2005. Mr. Rubin is also co-manager of the NestEgg Dow Jones Target Date Funds. Prior to 2005, Mr. Rubin was Vice President of ING Financial Partners from June 2004 to January 2005, Senior Vice President of Mercantile Capital Advisers from April 2003 to April 2004, Senior Vice President of DST International from January 2002 to April 2003 and President of EMR Financial Services from June 2000 to February 2001.

Robert A. Campbell, CFA, Vice President and Portfolio Manager joined American Independence Financial Services in March, 2006. Mr. Campbell is also President of American Independence Financial Counselors, LLC, a wholly owned subsidiary of AIFS. He is responsible for the day to day operations of the Kansas Tax-Exempt Bond Fund, the Short-Term Bond Fund, Intermediate Bond Fund and co-manager of the NestEgg Dow Jones Target Date Funds. Prior to joining AIFS, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (the previous sub-

adviser to the Kansas Tax-Exempt Bond Fund) since August 2000, where he was the portfolio manager of the Kansas Tax-Exempt Bond Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996). While at First Commerce Investors, Mr. Campbell managed two (2) fixed income mutual funds. One was a state specific municipal bond fund and the other was an intermediate taxable bond fund.

For additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Funds he manages, please consult the SAI.

28 | Portfolio Managers

Sub-Advisers

International Equity Fund
Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”) provides portfolio investment management services for the International Equity Fund. Barrow Hanley, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204 is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group. Barrow Hanley is engaged in the business of providing investment advice to institutional and individual client accounts and had assets of approximately $68.6 billion as of April 15, 2007. Barrow Hanley has managed the International Equity Fund since March 2, 2006. Barrow Hanley manages client assets on a team basis for the international equity strategies. Equity portfolio managers and analysts operate as a team for the purposes of generating and researching investment ideas within the international segment of the market. Individual security holdings and weightings in the International Equity Fund are the result of input from both analysts and portfolio managers. The portfolio managers for the International Equity Fund are Jane Gilday and David Hodges. The International Equity Fund’s Statement of Additional Information provides additional information about the portfolio managers, including ownership in the International Equity Fund.

Financial Services Fund and
Stock Fund
American Independence Capital Management, LLC (“AICM”) provides portfolio investment management services for the Financial Services Fund and the Stock Fund. AICM, 335 Madison Avenue, Mezzanine, New York, NY 10017, is a jointly owned affiliated registered investment advisor of American Independence Financial Services, LLC and Miller & Jacobs, LLC. AICM currently has assets under management of $122 million. Messrs. Jeffrey A. Miller and Eric D. Jacobs, will act as the portfolio managers to the Financial Services Fund and the Stock Fund. As such, they will have direct and primary responsibility for all investment decisions, subject to the overall supervision of the Adviser. In particular, Mr. Miller will be responsible for all strategic portfolio investments, as well as research and trading of banks and thrifts, while Mr. Jacobs concentrates on evaluating broader market conditions and combining that analysis with proprietary research to determine sub-sector portfolio allocations. The Financial Services Fund’s and the Stock Fund’s Statements of Additional Information provide additional information about the portfolio managers, including ownership in the Financial Services Fund and the Stock Fund.

Short-term Bond Fund and
Intermediate Bond Fund
American Independence Financial Counselors, LLC (“AIFC”) provides portfolio investment management services for the Short-Term Bond Fund and the Intermediate Bond Fund. AIFC, 335 Madison Avenue, Mezzanine, New York, NY 10017, is a wholly owned subsidiary of American Independence Financial Services, LLC. AIFC currently has $98 million in assets under management. The day to day management of the Short-Term Bond Fund and the Intermediate Bond Fund will be the responsibility of Mr. Robert Campbell. Mr. Campbell also manages the American Independence Kansas Tax-Exempt Bond Fund. The Short-Term Bond Fund’s and the Intermediate Bond Fund’s Statements of Additional Information provide additional information about the portfolio manager, including ownership in the Short-Term Bond Fund and the Intermediate Bond Fund.

Sub-Advisers | 29

How to Invest |

In this section, you will find information on how to invest in the Funds, including how to buy, sell and exchange fund shares. It is also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as an American Independence Funds’ shareholder.

You can find out more about the topics covered here by contacting the American Independence Funds, speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

30 | How to Invest

Purchasing and Adding to Your Shares

You may purchase shares of the Funds through Foreside Distribution Services, LP (the "Distributor") or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Institutional Class shares of the Funds are offered at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of "Institutional Investors": (1) trusts, or investment management and other fiduciary accounts managed or administered by AIFS or its affiliates or correspondents pursuant to a written agreement, (2) any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by AIFS or its affiliates or correspondents, pursuant to a written agreement and (3) other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts. All initial investments should be accompanied by a completed Purchase Application, a form of which accompanies this Prospectus.

A separate application is required for Individual Retirement Account investments.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Neither third-party checks, money orders, bank starter checks nor credit card convenience checks are accepted.

The minimum initial investment amount is $5,000,000. The Fund may waive its minimum purchase requirement or may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. See "Anti-Money Laundering Program" at the end of this section and the "Market Timing Policies" section.

Orders received by your broker or Service Organization for the Funds in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day, which is typically 4:00 p.m. Eastern time, will become effective that day.

Purchasing and Adding to Your Shares | 31

How To Buy Fund Shares

Use the instructions on these pages if you are investing directly with American Independence Funds. If you are investing through a financial advisor, your advisor will be able to give you instructions.

FIRST INVESTMENT	ADDITIONAL INVESTMENTS
By mail or express delivery

WEB SITE

www.aifunds.com

REGULAR MAIL

American Independence Funds
Box 8045
Boston, MA 02266-8045

EXPRESS, REGISTERED,
OR CERTIFIED

American Independence Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021

*NOTE:

A signature guarantee is
required in order to add bank
account instructions to your
account.

>  Complete and sign an application (if you need an application, you may download it from the web site or call 1-888-266-8787)

>  Send the application to us at the appropriate address, along with an investment check made out to "American Independence Funds"

>  Make out an investment check to "American Independence Funds"

>  Return a deposit stub or write a letter that includes your name, account number, the amount of your investment, and the fund name and share class

>  Sign the letter, enclose the check, and mail it to the appropriate address

By wire
> Call 1-888-266-8787 for instructions before wiring any money	> Call 1-888-266-8787 for instructions before wiring money

By phone
> Initial investments cannot be made by phone. Please complete and mail an application to the appropriate address.

>  To use this service, call 1-888-266-8787 to verify that the service is in place, then using the voice prompts you may place your purchase order

>  Prior to placing a purchase order by phone via ACH transfer, you must first have your bank account instructions established on your account. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.aifunds.com or call us at 1-888-266-8787 to have one mailed to your address of record

32 | How To Buy Fund Shares

FIRST INVESTMENT	ADDITIONAL INVESTMENTS
Automatic investment plan
> You can enroll in the automatic investment plan by completing the appropriate section on the application

>  To make changes to your automatic investment plan you may do so online at www.aifunds.com. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.aifunds.com or call us at
1-888-266-8787 to have one mailed to your address of record.

How To Buy Fund Shares | 33

How To Sell Or Exchange Shares

EXCHANGING INTO ANOTHER FUND	SELLING SHARES
Be sure to obtain and read a current prospectus for the fund you are exchanging into. For additional information please contact us at 1-888-266-8787	Some sell orders, including those for more than $100,000, must be placed in writing with a signature guarantee (see page 40). There is a $25 minimum on exchanges of fund shares.

REGULAR MAIL

American Independence Funds
PO Box 8045
Boston, MA 02266-8045

EXPRESS, REGISTERED,
OR CERTIFIED

American Independence Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021

NOTE:

A signature guarantee is
required in order to add bank
account instructions to your
account.

By fax

>  Send a fax to 1-877-513-1129 that includes your account number, the fund and share class you are exchanging out of, the dollar value or number of shares to be exchanged, and the name and share class of the fund you are exchanging into.

>  Have the fax signed by all account owners, with the name(s) and address exactly as they are on the account.

>  Write a letter that includes your account number, the fund and share class, and the dollar value or number of shares to be sold

>  Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

>  Fax number for Exchanging/Selling/Update to the Funds is 1-877-513-1129

By mail or express delivery

>  Write a letter that includes your account number, the fund and share class you are exchanging out of, the dollar value or number of shares to be exchanged, and the name and share class of the fund you are exchanging into

>  Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

>  Mail the letter to the appropriate address

>  Write a letter that includes your account number, the fund and share class, and the dollar value or number of shares to be sold

>  Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

>  Mail the letter to the appropriate address

34 | How To Sell Or Exchange Shares

EXCHANGING INTO ANOTHER FUND	SELLING SHARES
By phone, wire, or ACH

REGULAR MAIL

American Independence Funds
PO Box 8045
Boston, MA 02266-8045

EXPRESS, REGISTERED
OR CERTIFIED

American Independence Funds
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021

*NOTE:

A signature guarantee is
required in order to add bank
account instructions to your
account.

> Call 1-888-266-8787 to request an exchange

>  To use this service, call 1-888-266-8787 to verify that the service is in place, then using the voice prompts you may place your sell order

>  Prior to placing a sell order by phone via wire or ACH transfer, you must first have your bank account instructions established on your account. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.aifunds.com or call us at 1-888-266-8787 to have one mailed to your address of record

>  Telephone redemption to your address of record is available unless you declined it on your application

>  Minimum sell order for wire is $1,000, for ACH transfer $100

Systematic withdrawal plan

>  You can enroll in the systematic withdrawal plan by completing the appropriate section on the application. You must have a minimum balance of $10,000 to set up your systematic withdrawal plan. Withdrawals can be for as little as $100 each.

>  If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.aifunds.com or call us at 1-888-266-8787 to have one mailed to your address of record

How To Sell Or Exchange Shares | 35

Shareholder Services and Policies

As an American Independence Funds’ shareholder, you have access to a variety of services and privileges that you can tailor to your particular investment needs. Many of these are described below.

There are also a number of policies affecting the ways you do business with us that you may find helpful to know about. The most important of these policies are described following the services.

How much of this service and policy information applies to you will depend on the type of account your American Independence Fund shares are held in. For instance, the information on dividends and taxes applies to all investors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the Funds.

OUR “ONE COPY PER
HOUSEHOLD” POLICY

We typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor or call 1-888-266-8787.

SHAREHOLDER SERVICES

You can set up many of these services on your initial application. To add services to an existing account, or to modify services you have in place call 1-888-266-8787 and request an Additional Service Request Form and one will be mailed to your address of record.

Tax-advantaged investment plans A full range of retirement and other tax-advantaged investment plans is available directly from American Independence Funds or from your financial advisor, including IRA, SEP, 401(k), Coverdell Education Savings Accounts and pension plans. All Funds and all share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, call 1-888-266-8787 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

Exchange privilege As an American Independence Funds investor, you can exchange all of your shares of one American Independence Fund for all the same class of shares in any other American Independence Fund including the NestEgg Dow Jones Target Date Funds.

36 | Shareholder Services and Policies

Automatic Investment Plan     Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic transfers of $25 or more from your bank account into your fund account. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day) and are automatically invested in the fund(s) and share class you specify.

To set up your Automatic Investment Plan, download the form online or call 1-888-266-8787. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the Funds if a scheduled transfer cannot be made because of a low bank balance.

Systematic Withdrawal Plan     Our Systematic Withdrawal Plan lets you set up regular withdrawals monthly, bi-monthly, quarterly or annually from your American Independence Funds investment. You must have a minimum account balance of $10,000 to set up your Systematic Withdrawal Plan. Withdrawals can be for as little as $100 each. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day).

Directed reinvestments Generally, dividends and capital gains distributions are automatically reinvested in shares of the same fund and share class that paid the dividend or distribution. If you like, however, you can choose to have your dividends or distributions paid in cash. Simply complete the appropriate section on your new account application.

DOLLAR COST AVERAGING

Dollar cost averaging is a technique that allows you to take advantage of a basic mathematical principle in your investing. You simply invest a fixed dollar amount in a given fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you are buying more shares when the price is low.

Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

Shareholder Services and Policies | 37

POLICIES ABOUT TRANSACTIONS

Business hours     The Funds are open for business each day the New York Stock Exchange (NYSE) is open. The price of each share class of each American Independence Fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading is typically 4 p.m. Eastern time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading.

If the NYSE is closed because of an emergency, the Funds could be open for shareholder transactions if the Federal Reserve wire system is open, but they are not required to be open. You can find out if the Funds are open by calling 1-888-266-8787.

Determining when your order will be processed     You can place an order to buy or sell shares at any time. A purchase or redemption request received by American Independence Funds before the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) that has been determined to be in ‘‘good order’’ will be processed at that day’s NAV plus any applicable sales charge or redemption fee. Because any order you place through a financial advisor has to be forwarded to American Independence Funds before it can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

Paying for shares you buy     Fund shares can only be paid for with U.S. dollars. You can pay for shares with a personal check, bank check, wire transfer, or ACH transfer. Please note that we cannot accept cash, starter checks, money orders, or third party checks (checks made out to you and signed over to us).

Wire transaction policies     Wire transactions are generally completed within 24 hours of when you place your order. The Funds can only send wires of $1,000 or more and may only accept wires of $1,000 or more.

Although we do not charge a fee to send or receive wires, your bank might. We recommend that you check in advance with your bank about any wire fees and policies they may have.

IF YOU CANNOT REACH US BY PHONE

Although we strive to provide a high level of service to our investors, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach us by telephone. In such a case, you will need to place orders in writing, as described on page 33.

SELLING SHARES IN TRUST,
BUSINESS, OR ORGANIZATION
ACCOUNTS

Selling shares in these types of accounts often requires additional documentation. Please call 1-888-266-8787 or contact your financial advisor for more information.

Our Customer Identification Program     To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government-issued identification number, for example) that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account. To the extent permitted by applicable law, the Company reserves the right to place limits on transactions in your account until your identity is verified.

38 | Shareholder Services and Policies

For your protection, when we receive an order from an investor, we take security precautions such as recording calls or requesting personalized security codes or other information. It is important to understand that as long as we take reasonable steps to ensure that an order to buy or sell shares is genuine, we are not responsible for any losses that may occur.

Your account may have telephone or online transaction privileges. If you do not plan on using these privileges, you can ensure that no one will be able to misuse them by declining the telephone and online privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from us immediately after you receive them.

Orders that require a signature guarantee     There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

>  when you want to sell more than $100,000 worth of shares

>  when you want to send the proceeds to a third party

>  when the address or bank of record on the account has changed in the past 60 days

You do not need a signature guarantee if you want money wired or sent ACH transfer to a bank account that is already on file with us. Also, you do not generally need a signature guarantee for an exchange, although we may require one in certain circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions, and credit unions. Note that you cannot get a signature guarantee from a notary public.

Timing of payment for shares you sell     Ordinarily, when you sell shares, we send out money within one business day of when your order is processed (which may or may not be when it is received), although it could take up to seven days.

There are two main circumstances under which payment to you could be delayed more than seven days:

>  when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 days)

>  when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

How the Funds calculate share prices     The price at which you buy and sell shares of these Funds is the net asset value per share (NAV) for the share class and fund involved. We calculate a NAV for each Fund and share class every day the Funds are open for business. With each Fund, to calculate the NAV for a given share class, we add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding.

Limits on exchanges, purchases, and redemptions     Exchanges are a shareholder privilege, not a right. We may modify or terminate the exchange privilege, giving shareholders 60 days’ notice if the changes are material. During unusual circumstances we may suspend the exchange privilege temporarily for all shareholders without notice.

At any time and without prior notice, we may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 exchanges in a calendar year or otherwise demonstrates what we believe is a pattern of ‘‘market timing.’’ We may also reject or limit purchase orders, for these or other reasons.

Shareholder Services and Policies | 39

Risks Associated with Excessive or Short-Term Trading     To the extent that the Funds or their agents are unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using a line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of a line of credit would correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance; maintenance of a higher level of cash balances would likewise result in lower fund investment performance during periods of rising markets.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. If a Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it will request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, a Fund or the Transfer Agent will restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder’s trading activity. The Funds will permanently ban a shareholder from opening new accounts or adding to existing accounts in the Funds. Transactions placed in violation of the Funds’ excessive trading policy are not deemed accepted by the Funds and may be canceled or revoked by a Fund on the next business day following receipt by the Fund.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Funds to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker or retirement plan administrator, maintains the record of the Fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients’ transaction and ownership positions that does not identify the particular underlying shareholder(s) to the Fund. If excessive trading is detected in an omnibus account, the Fund may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

40 | Shareholder Services and Policies

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in a Fund will occur.

How the funds value their holdings     We typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when we have reason to believe that available quotations may not be accurate, we may value securities according to methods that are approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

For example, we may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that occurs after the close of the security’s major trading exchange. In such a case, a Fund’s value for a security is likely to be different from the last quoted market or pricing service price.

Other Investment Companies     The Funds may invest in securities issued by other investment companies that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment Trust’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Fund may not invest in securities of any registered investment company except to the extent permitted under the 1940 Act.

Share certificates     We do not issue share certificates.

OTHER RIGHTS WE RESERVE

You should be aware that we may do any of the following:

>  reject your account application if you fail to give us a correct Social Security or other tax ID number

>  withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding

>  close your account and send you the proceeds if the value of your account falls below $1,000 as a result of withdrawals (as opposed to market activity); however, before we close your account, we will give you 30 days’ notice so you can either increase your balance or close your account

>  pay you for shares you sell by ‘‘redeeming in kind,’’ that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell these portfolio securities, you may pay brokerage charges.

>  change, add, or withdraw various services, fees and account policies at any time (for example, we may adjust the minimum amounts for fund investments or wire transfers, or change the policies for telephone orders)

>  suspend or delay redemptions during times when the NYSE is unexpectedly closed, when trading is restricted, or when an emergency prevents the fund from trading portfolio securities or pricing its shares

>  withdraw or suspend the offering of shares at any time

>  reject any order we believe may be fraudulent or unauthorized

>  reject or limit purchases of shares for any reason

>  reject a telephone redemption if we believe it is advisable to do so

Shareholder Services and Policies | 41

Dividends, Distributions and Taxes

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends on the Intermediate Term Bond Fund, the Short-Term Bond Fund and the Kansas Tax-Exempt Bond Fund are paid monthly. Dividends on the Stock Fund, the Financial Services Fund and the International Equity Fund are paid annually. Capital gains for all Funds are distributed at least annually.

Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

An exchange of shares is considered a sale, and any related gains may be subject to applicable taxes.

Dividends are taxable as ordinary income except that a portion might be a long-term capital gain distribution. The tax rate on long-term capital gains is lower than ordinary income. You will receive a long-term capital gain distribution if the Fund sells securities that have been held for more than one year; the length of time you have held shares of the Fund does not matter for this purpose. Your holding period for Fund shares matters only when you sell your Fund shares.

Dividends are taxable in the year for which they are paid, even if they appear on your account statement in the following year.

The Kansas Tax-Exempt Bond Fund intends to distribute tax-exempt income, however, any capital gains distributed by the Fund may be taxable. The Kansas Tax-Exempt Bond Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts. Consult your tax advisor about the federal, state and local tax consequences in your particular circumstances.

42 | Dividends, Distributions and Taxes

Financial Highlights

The financial highlights table helps you understand the Funds’ financial performance for the past five years.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in shares of the American Independence Funds, the predecessor to the new American Independence Funds (assuming reinvestment of all dividends and distributions). As a result of the reorganization, each Fund will carryforward the performance of the predecessor fund, as the predecessor fund is the accounting survivor. Each share class will have different performance and different annual operating expenses.

The information below for the years ended October 31, 2006 and October 31, 2007 has been audited by Grant Thornton LLP, the Funds’ independent registered public accounting firm, whose report is included in the funds’ annual report of American Independence Funds along with the funds’ financial statements. The annual report is available upon request.

Stock Fund
Financial Highlights, Institutional Class

Selected data for a share outstanding throughout the period indicated.

	Year ended	Year ended	Year ended	Year ended	Year ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.07	$14.39	$12.77	$10.91	$9.10
Investment Activities:
Net investment income	0.31	0.27	0.21	0.18	0.18
Net realized and unrealized gains (losses) from investments	2.31	1.63	1.58	1.88	1.80
Total from Investment Activities	2.62	1.90	1.79	2.06	1.98
Distributions:
Net investment income	(0.28)	(0.22)	(0.17)	(0.20)	(0.17)
Total Distributions	(1.12)	(0.22)	(0.17)	(0.20)	(0.17)
Net Asset Value, End of Period	$17.29	$16.07	$14.39	$12.77	$10.91
Total Return	17.31%	13.34%	14.06%	19.07%	22.14%
Ratios/Supplemental Data:
Net Assets at end of year (000’s)	$112,735	$107,299	$93,294	$84,425	$76,336
Ratio of expenses to average net assets	0.89%	1.02%	1.29%	1.29%	1.29%
Ratio of net investment income to average net assets	1.75%	1.79%	1.42%	1.42%	1.87%
Ratio of expenses to average net assets (a)	1.41%	1.52%	1.88%	1.87%	1.89%
Portfolio turnover rate (b)	219.31%	49.31%	28.27%	16.29%	29.31%

(a)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights | 43

Financial Services Fund
Financial Highlights, Institutional Class

Selected data for a share outstanding throughout the period indicated.

For Period
March 1,
2007 thru
October 31,
2007
Net Asset Value, Beginning of Period	$10.00
Investment Activities:
Net investment income	0.03
Net realized and unrealized gains (losses) from investments and foreign currencies	(0.35)
Total from Investment Activities	(0.32)
Distributions:
Net investment income	–
Net realized gains from investment transactions	–
Total Distributions	–
Net Asset Value, End of Period	$9.68
Total Return	(3.20% )
Ratios/Supplemental Data:
Net Assets at end of year (000’s)	$1,482
Ratio of expenses to average net assets	1.25%
Ratio of net investment income to average net assets	0.40%
Ratio of expenses to average net assets (a)	4.09%
Portfolio turnover rate (b)	555.54%

(a)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

44 | Financial Highlights

International Equity Fund
Financial Highlights, Institutional Class

Selected data for a share outstanding throughout the period indicated.

	Year ended	Year ended	Year ended	Year ended	Year ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$16.51	$14.29	$12.72	$10.60	$8.23
Investment Activities:
Net investment income	0.29	0.26	0.22	0.13	0.14
Net realized and unrealized gains (losses) from
investments and foreign currencies	3.55	3.15	1.60	2.16	2.37
Total from Investment Activities	3.84	3.41	1.82	2.29	2.51
Distributions:
Net investment income	(0.17)	(0.27)	(0.26)	(0.17)	(0.14)
Net realized gains from investment transactions	(3.38)	(0.92)	–	–	–
Total Distributions	(3.55)	(1.19)	(0.26)	(0.17)	(0.14)
Net Asset Value, End of Period	$16.80	$16.51	$14.29	$12.72	$10.60
Total Return	27.34%	25.21%	14.41%	21.81%	31.04%
Ratios/Supplemental Data:
Net Assets at end of year (000’s)	$138,239	$115,048	$95,519	$81,751	$65,744
Ratio of expenses to average net assets	0.99%	1.07%	1.26%	1.28%	1.24%
Ratio of net investment income to average net assets	1.75%	1.72%	1.61%	1.16%	1.59%
Ratio of expenses to average net assets (a)	1.24%	1.34%	1.62%	1.67%	1.71%
Portfolio turnover rate (b)	35.24%	110.04%	37%	36%	44%

(a)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights | 45

Short-Term Bond Fund
Financial Highlights, Institutional Class

Selected data for a share outstanding throughout the period indicated.

	Year ended	Year ended	Year ended	Year ended	Year ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$9.97	$9.97	$10.09	$10.17	$10.17
Investment Activities:
Net investment income	0.43	0.39	0.26	0.17	0.22
Net realized and unrealized gains (losses) from investments	0.10	0.01	(0.08)	(0.05)	0.02
Total from Investment Activities	0.53	0.40	0.18	0.12	0.24
Distributions:
Net investment income	(0.43)	(0.40)	(0.29)	(0.18)	(0.24)
Net realized gains from investments	–	– *	(0.01)	(0.02)	–
Total Distributions	(0.43)	(0.40)	(0.30)	(0.20)	(0.24)
Net Asset Value, End of Period	$10.07	$9.97	$9.97	$10.09	$10.17
Total Return	5.48%	4.13%	1.76%	1.23%	2.41%
Ratios/Supplemental Data:
Net Assets at end of year (000’s)	$62,514	$56,247	$56,862	$58,125	$61,392
Ratio of expenses to average net assets	0.45%	0.52%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	4.32%	3.94%	2.70%	1.69%	2.13%
Ratio of expenses to average net assets (a)	0.94%	1.00%	1.34%	1.33%	1.33%
Portfolio turnover rate (b)	66.52%	32.38%	63.43%	68.14%	72.06%

*	Amount is less than $0.005 per share.
(a)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

46 | Financial Highlights

Intermediate Bond Fund
Financial Highlights, Institutional Class

Selected data for a share outstanding throughout the period indicated.

	Year ended	Year ended	Year ended	Year ended	Year ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.13	$10.17	$10.59	$10.69	$10.71
Investment Activities:
Net investment income	0.44	0.43	0.39	0.39	0.43
Net realized and unrealized gains (losses) from investments	0.09	(0.04)	(0.35)	0.02	0.05
Total from Investment Activities	0.53	0.39	0.04	0.41	0.48
Distributions:
Net investment income	(0.44)	(0.43)	(0.41)	(0.40)	(0.47)
Net realized gains	–	– *	(0.05)	(0.11)	(0.03)
Total Distributions	(0.44)	(0.43)	(0.46)	(0.51)	(0.50)
Net Asset Value, End of Period	$10.22	$10.13	$10.17	$10.59	$10.69
Total Return	5.48%	3.99%	0.36%	3.91%	4.53%
Ratios/Supplemental Data:
Net Assets at end of year (000’s)	$62,514	$48,211	$50,009	$49,742	$51,927
Ratio of expenses to average net assets	0.45%	0.63%	0.76%	0.76%	0.76%
Ratio of net investment income to average net assets	4.32%	4.28%	3.81%	3.66%	4.00%
Ratio of expenses to average net assets (a)	0.94%	0.99%	1.35%	1.34%	1.34%
Portfolio turnover rate (b)	66.52%	20.93%	61.83%	85.91%	59.41%

*	Amount is less than $0.005 per share.
(a)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights | 47

Kansas Tax-Exempt Bond Fund
Financial Highlights, Institutional Class

Selected data for a share outstanding throughout the period indicated.

	Year ended	Year ended	Year ended	Year ended	Year ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.70	$10.67	$10.93	$10.98	$10.94
Investment Activities:
Net investment income	0.44	0.44	0.41	0.41	0.42
Net realized and unrealized gains (losses) from investments	(0.12)	0.03	(0.26)	(0.04)	0.04
Total from Investment Activities	0.32	0.47	0.15	0.37	0.46
Distributions:
Net investment income	(0.44)	(0.44)	(0.41)	(0.42)	(0.42)
Total Distributions	(0.44)	(0.44)	(0.41)	(0.42)	(0.42)
Net Asset Value, End of Period	$10.58	$10.70	$10.67	$10.93	$10.98
Total Return	3.07%	4.47%	1.26%	3.56%	4.24%
Ratios/Supplemental Data:
Net Assets at end of year (000’s)	$179,70	$158,225	$150,963	$147,471	$155,198
Ratio of expenses to average net assets	0.40%	0.47%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	4.14%	4.10%	3.83%	3.80%	3.81%
Ratio of expenses to average net assets (a)	0.69%	0.75%	0.96%	0.93%	0.94%
Portfolio turnover rate (b)	8.90%	37.10%	22.23%	14.26%	12.07%

(a)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

48 | Financial Highlights

SERVICE PROVIDERS

  Management and support services are provided to the Funds by several organizations.

          Investment Adviser and Administrator:
          American Independence Financial Services, LLC
          335 Madison Avenue, Mezzanine
          New York, NY 10017

          Custodian: INTRUST Bank NA
          105 North Main Street
          Wichita, Kansas 67202

          Transfer Agent: Boston Financial Data Services
          30 Dan Road
          Canton, MA 02021

          Distributor: Foreside Distribution Services, L.P.
          Ground Floor
          Two Portland Square
          Portland, ME 04101

Service Providers | 49

NOTICE OF PRIVACY POLICY & PRACTICES

American Independence Funds Trust recognizes and respects the privacy concerns and expectations of our customers(1).

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the American Independence Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

>   Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

>   Account History, including information about the transactions and balances in a customer’s accounts; and

>   Correspondence, written, telephonic or electronic between a customer and American Independence Funds or service providers to the American Independence Funds.

Disclosure of Customer Information

We may disclose all of the information described above to certain third parties who are not affiliated with the American Independence Funds under one or more of these circumstances:

>   As Authorized — if you request or authorize the disclosure of the information.

>   As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the American Independence Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

>   Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security of Customer Information

We require service providers to the American Independence Funds:

>   to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the American Independence Funds; and

>   to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the American Independence Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of American Independence Funds.

____________________

(1)  For purposes of this notice, the terms ‘‘customer’’ or ‘‘customers’’ includes individuals who provide nonpublic personal information to American Independence Funds, but do not invest in American Independence Funds shares.

50 | Notice of Privacy Policy & Practices

For more information

For more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports:  The Funds’ annual and semi-annual reports to shareholders, when available, contain additional information on each Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):  The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of Reports and the SAI or request other information and discuss your questions about the Funds by contacting a broker or bank that sells the Funds. Or contact the Funds at:

American Independence Funds Trust
335 Madison Avenue, Mezzanine
New York, NY 10017
Telephone: 1-866-410-2006

You can review and copy the Fund’s reports and SAIs at the Public Reference Room of the Securities and Exchange Commission (the ‘‘Commission’’). You can get text-only copies:

>  For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, (for information on the operation of the Public Reference Room call the Commission at 1-202-942-8090), or by electronic request to the following e-mail address: publicinfo@sec.gov.

>  Free from the Commission’s Website at www.sec.gov.

AIF I 3108

Investment Company Act file no. 811-21757

	March 1, 2008 ·	Class A Shares
Class C Shares

2010 2015 2020 2030 2040	NestEgg Dow Jones Target Date Funds		Prospectus

Based on the Dow Jones Target Date Indexes.

NOT FDIC Insured. May lose value. No bank guarantee.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Independence Financial Services, LLC is a limited liability company. “Dow Jones,” “Dow Jones Indexes” “Dow Jones U.S. Target Date Indexes” and “Dow Jones Target Date Indexes” are service marks of Dow Jones & Company, Inc. Dow Jones does not sell, nor does it sponsor, endorse, or make any recommendation regarding the purchase or sale of any security.

The Notice of Privacy Policy and Practices of the Funds is included with this Prospectus, but is not considered to be a part of the Prospectus.

Inside This Prospectus

Descriptions of each Fund’s goal, strategy, and main risks, along with information on costs, the individuals who manage the Funds, and the past performance of the indexes the Funds are intended to track.

About the Funds	NestEgg Dow Jones Target Date Funds	1
	NestEgg Dow Jones 2010 Fund	6
	NestEgg Dow Jones 2015 Fund	11
	NestEgg Dow Jones 2020 Fund	16
	NestEgg Dow Jones 2030 Fund	21
	NestEgg Dow Jones 2040 Fund	26
	The Investment Adviser	31

How to Invest	The Share Classes	32
	How To Buy Fund Shares	37
	How To Sell and Exchange Fund Shares	39
	Shareholder Services and Policies	41
	Information, instructions, and policies to know about
	your fund account and transactions	43
	Distributions and Taxes	47
	Financial Highlights	49
	Notice of Privacy Policy	60

About the Funds

The NestEgg Dow Jones Target Date Funds are five mutual funds offering distinct investment choices to suit a range of investment goals. Each Fund seeks to track the overall performance of the respective Dow Jones Target Date Index before operating expenses.

The Dow Jones Target Date Indexes are a series of Indices designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time. Each Index is a blend of sub-indexes representing three major asset classes (equity, fixed income and cash). The equity asset class currently measures the performance of 9 sub-asset classes and the fixed income asset class currently measures the performance of 4 sub-asset classes. The cash asset class is composed of one Index. Each sub-asset class is represented by an underlying index and is equally weighted with the other sub-asset classes within its major asset class. The methodology of each Dow Jones Target Date Index is designed to measure a theoretical portfolio with declining risk over time by adjusting the weightings among the three major asset classes. The potential risk measured by each Index is controlled by adjusting the allocation among the three major asset classes, not by including or excluding asset classes or sub-asset classes and not by adjusting allocations among the sub-asset classes.

Each of the NestEgg Dow Jones Target Date Funds is offered    to investors who are saving for a particular goal in life – such as  retirement – or need to withdraw a substantial portion of their     investment in, or close to, the year named in the Fund’s title.

The sub-asset classes that currently comprise each major asset class are detailed in the table below:

Major Asset Classes

			Equity Component			Fixed Income Component	Cash Component
	1	.	Dow Jones U.S. Large-Cap	1	.	Lehman Brothers Government	1. U.S Treasury Bill
			Growth Index			Bond Index
	2	.	Dow Jones U.S. Large-Cap	2	.	Lehman Brothers Corporate
			Value Index			Bond Index
	3	.	Dow Jones U.S. Mid-Cap	3	.	Lehman Brothers U.S. Mortgage
			Growth Index			Backed Securities Index
	4	.	Dow Jones U.S. Mid-Cap	4	.	Lehman Brothers Majors
Sub-Asset			Value Index			(ex-U.S.) Index
Classes	5	.	Dow Jones U.S. Small-Cap
			Growth Index
	6	.	Dow Jones U.S. Small-Cap
			Value Index
	7	.	Dow Jones Asia/Pacific Index
	8	.	Dow Jones Europe/Canada Index
	9	.	Dow Jones Institutional
			Emerging Markets Index

About the Funds | 1

Approximately 30% of the equity portion of the Funds and 25% of the fixed income portion of the Funds will be in held in securities outside the United States. The Dow Jones Target Date Indices’ systematic reduction of potential risk over time reflects higher levels of potential risk in the Indexes’ early years and lower levels of potential risk in the years immediately prior to the targeted years. At 40 years prior to the target year, the Index’s targeted risk level is set at 90% of the risk of the global equity market[2] for the first five years. The major asset classes are rebalanced monthly within the Index to maximize the weighting to the asset class with the highest historical return at the 90% risk level. At 35 years prior to the target year, the Index begins to reflect reductions in potential risk. A new targeted risk level is calculated each month as a function of the current risk of the equity component and the number of months remaining to the Index’s target year. The monthly risk reductions continue until the index reflects 20% of the equity risk, on December 1 of the year ten years after maturity. Once an index reaches that date, it always reflects 20% of the equity risk.

Years Remaining to Retirement

Dow Jones Portfolio Indexes are the property of Dow Jones & Company. Portfolios benchmarked to these indexes are not sponsored, endorsed or promoted by Dow Jones & Company and Dow Jones makes no representation regarding the advisability of investing in these products.

2 | About the Funds

As each Fund reaches the stated target date, Fund assets will be invested in an allocation strategy that will be approximately 28% of the risk of the equity markets. The Fund will continue to decrease its equity exposure for ten years after the target date and at that point will be held at approximately 20% of the risk of the equity markets.

The Funds will pursue their objectives by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds’ portfolio managers use quantitative analysis techniques to structure the Funds to obtain a high correlation to the Dow Jones Target Date Indexes, while keeping the Funds as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the Dow Jones Target Date Indexes as closely as possible, the Funds invest in a statistically selected sample of the securities found in the Dow Jones Target Date Indexes, using a process known as ‘optimization.’ This process selects stocks for the Funds so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the Dow Jones Target Date Indexes. Over the long term, the Funds seek a correlation between the performance of the Funds, before expenses, and the Dow Jones Target Date Indexes of 95% or better. A figure of 100% would indicate perfect correlation.

Principal Investments

Under normal circumstances, the Funds intend to invest at least 80% of their assets, determined at the time of purchase, in securities included in the Dow Jones Target Date Indexes and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Dow Jones Target Date Indexes.

The Funds’ securities are weighted to attempt to make the Funds’ total investment characteristics similar to those of the Dow Jones Target Date Indexes as a whole. The Funds may exclude or remove any stock from the Fund if the Funds believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the portfolio managers may purchase a stock not included in the Dow Jones Target Date Indexes when it is believed to be a cost-efficient way of approximating the Dow Jones Target Date Indexes’ performances or in an effort to satisfy the investment needs of shareholders. For example, it may do so in anticipation of a stock being added to the Dow Jones Target Date Indexes. The Funds may hold assets in short-term debt securities or money market instruments for liquidity purposes. The Funds may lend their investment securities up to 30% of their total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

About the Funds | 3

PORTFOLIO MANAGERS

The Funds’ portfolio managers are responsible for the day-to-day management of the Funds. The Funds are co-managed by Mr. Robert A. Campbell and Mr. Eric M. Rubin.

Robert A. Campbell, CFA, Vice President and Portfolio Manager joined American Independence Financial Services in March, 2006. Mr. Campbell is also President of American Independence Financial Counselors, LLC, a wholly owned subsidiary of AIFS. Prior to joining AIFS, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (the previous sub-adviser to the Kansas Tax-Exempt Bond Fund) since August 2000, where he was the portfolio manager of the Kansas Tax-Exempt Bond Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996). While at First Commerce Investors, Mr. Campbell managed two (2) fixed income mutual funds. One was a state specific municipal bond fund and the other was an intermediate taxable bond fund.

Mr. Rubin, President of the Funds, is a founding member of AIFS and President of AIFS since February, 2005. Prior to 2005, Mr. Rubin was Vice President of ING Financial Partners from June 2004 to January 2005, Senior Vice President of Mercantile Capital Advisers from

April 2003 to April 2004, Senior Vice President, DST International from January 2002 to April 2003 and President of EMR Financial Services from June 2000 to February 2001.

For additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the funds he manages, please consult the SAI.

4 | About the Funds

Market capitalization     The total market value of all shares owned by investors. Market capitalization may be measured for an individual company, a group of companies, or a stock market as a whole. Terms such as “small cap” and “large cap” refer to stocks with small and large total market values, respectively. “Float adjusted” market capitalization measures only those shares that are readily available for trading.

Growth stocks     Stocks that appear to have above-average potential for growth in revenue, earnings and stock price over time.

Value stocks     Stocks whose market price appears low in light of certain other measures of worth, such as book value, recent earnings, or earnings growth.

Investment process

In an effort to run an efficient and effective strategy, instead of purchasing all of the securities of the Dow Jones Target Date Indexes, the Funds use the process of ‘optimization,’ a statistical sampling technique. The sampling method could cause the portfolio to overweight or underweight securities held with respect to the Dow Jones Target Date Indexes. Using cash flows and risk assessments as determinants, the Funds first purchase securities with larger weightings as established by the Dow Jones Target Date Indexes, and then systematically add lesser weighted securities until an optimal point where the Adviser believes replication of the characteristics of the indexes are achieved without incurring unnecessary transaction costs.

Before investing, you should carefully consider your investment goals, your time horizon, and your tolerance for risk. This knowledge can be helpful in identifying the Fund(s) in this prospectus that may most closely match your investing needs.

Remember that mutual funds are investments, not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

“Dow Jones,” “Dow Jones Target Date Indexes,” “Dow Jones Style Indexes,” “Dow Jones Target 2010 Index,” “Dow Jones Target 2015 Index,” “Dow Jones Target 2020 Index,” “Dow Jones Target 2030 Index,” and “Dow Jones Target 2040 Index” are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by American Independence Financial Services, LLC. The NestEgg Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).

About the Funds | 5

TICKER SYMBOL |	Class A: NECPX
|	Class C: NECNX
CUSIP NUMBERS |	Class A: 026762831 Class C: 026762674

NESTEGG DOW JONES TARGET DATE FUNDS

NestEgg Dow Jones 2010 Fund

The Fund seeks to provide capital appreciation and
current income consistent with its current asset allocation.

MAIN STRATEGIES

The Fund’s fundamental strategy is to seek to track the overall performance of the Dow Jones Target 2010 Index (2010 Index), before operating expenses. Although the Adviser does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the sub-indexes which comprise the Dow Jones Target Date Indexes. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through master portfolios.

Main types of securities the Fund may hold

>    Common stocks of companies traded on major stock exchanges

>    Fixed income securities included in the Lehman Government, Corporate, and Mortgage Bond Indexes

>    Short term money market securities

>    Exchange-traded funds (“ETFs”) that provide exposure to one or more Dow Jones Style Indexes, the Lehman Bond Indexes, or derivatives that serve this same purpose such as options and futures. To the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF.

The Fund may use statistical sampling techniques in seeking to track the performance of the 2010 Index. The Fund intends to adjust its holdings to reflect any changes arising from changes in the composition of the 2010 Index.

Fund Asset Allocation

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg Dow Jones 2010 Fund are expected to be rebalanced monthly.

Although major changes tend to be rare, the Fund’s fundamental strategy can only be changed by a vote of the majority of the Fund’s outstanding shares.

Major policies/limits

>    Under normal circumstances, the Fund allocates at least 4% of its assets to each of the major asset classes (stocks, bonds, and cash). However, the Fund may fall below the 4% requirement due to fluctuations in allocations within the benchmarked index, market conditions, capital stock activity, and investment decisions made by the Fund’s Portfolio Manager.

>    The Fund intends to remain fully invested at all times, and does not intend to make more defensive investments in adverse market conditions

>    The Fund may engage in securities lending.

>    The Fund may not invest in securities of any registered investment company except to the extent permitted under the Investment Company Act of 1940.

This Fund may interest investors who have short to medium time horizons, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2010.

6 | NestEgg Dow Jones 2010 Fund

MAIN RISKS

Stock Market Risk     Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Style Risk     Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests in both types of stocks, its performance may lag whichever category performs best during a given period.

Mid- and Small-Cap Risk     Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

Index Risk     Because the Fund uses an indexing strategy, your money remains fully exposed to market conditions (as measured by the index) during market declines. In addition, the Fund could underperform the 2010 Index over the short or long term. Reasons for this include the effects of Fund expenses and transaction costs; differences between the stocks and bonds (and their weightings) in the 2010 Index and in the Fund’s portfolio; and the timing and magnitude of shareholder transactions in Fund shares.

Interest Rate Risk     When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund’s bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Prepayment Risk     Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Credit Risk     The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

Derivatives Risk     Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the Fund’s expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Fund could lose money if the counterparty to the derivative fails to honor its contractual obligation.

NestEgg Dow Jones 2010 Fund | 7

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the NestEgg Capital Preservation Fund (the “predecessor fund”) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Premium Class. As a result of the reorganization, the Fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Premium Class shares prior to the reorganization. The performance of the predecessor fund’s Premium Class shares prior to commencement of operations on November 1, 2002 includes the performance of the predecessor fund’s Service Class shares. Such performance has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. For the period from November 1, 2002 through the date of reorganization, the predecessor fund operated as a “fund of funds.” Prior to November 1, 2002, the predecessor fund operated under a “master-feeder” structure.

The Fund’s past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

FUND PERFORMANCE

Set forth below is performance information for the Fund. The Chart shows how the Fund’s total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results.

8 | NestEgg Dow Jones 2010 Fund

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS(1) – CLASS A SHARES

Best quarter:	6.33%	Q2	'03
Worst quarter:	(4.55)%	Q3	'02
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years
		Ended	Ended
		December 31,	December 31,	Since
	Inception	2007	2007	Inception (1)
Return Before Taxes	January 4, 1999
CLASS A		0.17%	5.06%	3.37%
CLASS C		3.64%	5.88%	3.82%
Return After Taxes(3)
on Distributions
CLASS A		(1.34)%	3.72%	2.60%
Return After Taxes(3)
on Distributions
and Sale of Shares
CLASS A		(1.28)%	3.60%	2.55%
Dow Jones
Target
2010 Index		7.74%	10.15%	6.80%
Dow Jones
U.S. Target
2010 Index(4)		5.59%	8.81%	6.21%

(1) Reflects the inception dates of the predecessor fund.
(2) These figures reflect deduction of sales charges.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4) Prior to July 2007, the Fund tracked the performance of the Dow Jones U.S. Target 2010 Index.

NestEgg Dow Jones 2010 Fund | 9

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. Each of the share classes described in this prospectus has its own cost structure. “Annual Operating Expenses” are deducted from Fund assets, so their effect is included in the Fund’s performance figures.

SHAREHOLDER FEES	Class A		Class C
(fees paid directly from your investment)	Shares		Shares
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)	4.75%		None
Maximum deferred sales charge (as a percentage of the
Net Asset Value at purchase)	None	(1)	1.00%	(2)
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.60%		0.60%
Distribution (12b-1) and Service Fees	0.50%		1.00%
Other Expenses(3)	2.14%		2.18%
Total Annual Fund Operating Expenses Before Reductions	3.24%		3.78%
Expense Reductions(4)	-2.29%		-2.33%
Total Annual Fund Operating Expenses After Reductions	0.95%		1.45%

(1)   Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.

(2) Class C shares will be assessed a 1.00% CDSC if redeemed within one year of the date of purchase.
(3) Other Expenses are based on estimated amounts for the current fiscal year.

(4)   American Independence Financial Services, LLC has agreed to reduce the management fee and reimburse expenses in order to keep the Total Annual Fund Operating Expenses at 0.95% for Class A shares and 1.45% for Class C shares. This reduction lowers the expense ratio and increases overall returns to investors.

EXPENSE EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned	5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.		1 Year	3 Years	5 Years	10 Years
		Class A Shares	$567	$1,221	$1,898	$3,697
		Class C Shares
		Redemption	$148	$940	$1,752	$3,870
		No Redemption	$251	$940	$1,752	$3,870

10 | NestEgg Dow Jones 2010 Fund

TICKER SYMBOL I	Class A: NENPX
I	Class C: NENCX
CUSIP NUMBERS I	Class A: 026762815 Class C: 026762666

NESTEGG DOW JONES TARGET DATE FUNDS

NestEgg Dow Jones 2015 Fund

The Fund seeks to provide capital appreciation and
current income consistent with its current asset allocation.

MAIN STRATEGIES

The Fund’s fundamental strategy is to seek to track the overall performance of the Dow Jones Target 2015 Index (2015 Index), before operating expenses. Although the Adviser does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the sub-indexes which comprise the Dow Jones Target Date Indexes. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through master portfolios.

Main types of securities the Fund may hold

>  Common stocks of companies traded on major stock exchanges

>  Fixed income securities included in the Lehman Government, Corporate, and Mortgage Bond Indexes

>  Short term Money Market securities

>  Exchange-traded funds (“ETFs”) that provide exposure to one or more Dow Jones Style Indexes, the Lehman Bond Indexes, or derivatives that serve this same purpose such as options and futures. To the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF.

The Fund may use statistical sampling techniques in seeking to track the performance of the 2015 Index. The Fund intends to adjust its holdings to reflect any changes arising from changes in the composition of the 2015 Index.

Fund Asset Allocation

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg Dow Jones 2015 Fund are expected to be rebalanced monthly.

Although major changes tend to be rare, the Fund’s fundamental strategy can only be changed by a vote of the majority of the Fund’s outstanding shares.

Major policies/limits

>  Under normal circumstances, the Fund allocates at least 4% of its assets to each of the major asset classes (stocks, bonds, and cash). However, the Fund may fall below the 4% requirement due to fluctuations in allocations within the benchmarked index, market conditions, capital stock activity, and investment decisions made by the Fund’s Portfolio Manager.

>  The Fund intends to remain fully invested at all times, and does not intend to make more defensive investments in adverse market conditions

>  The Fund may engage in securities lending.

>  The Fund may not invest in securities of any registered investment company except to the extent permitted under the Investment Company Act of 1940.

This Fund may interest moderate to conservative investors, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2015.

NestEgg Dow Jones 2015 Fund | 11

MAIN RISKS

Stock Market Risk     Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Style Risk     Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests in both types of stocks, its performance may lag whichever category performs best during a given period.

Mid- and Small-Cap Risk     Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

Index Risk     Because the Fund uses an indexing strategy, your money remains fully exposed to market conditions (as measured by the index) during market declines. In addition, the Fund could underperform the 2015 Index over the short or long term. Reasons for this include the effects of Fund expenses and transaction costs; differences between the stocks and bonds (and their weightings) in the 2015 Index and in the Fund’s portfolio; and the timing and magnitude of shareholder transactions in Fund shares.

Interest Rate Risk     When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund’s bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Prepayment Risk     Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Credit Risk     The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

Derivatives Risk     Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the Fund’s expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Fund could lose money if the counterparty to the derivative fails to honor its contractual obligation.

12 | NestEgg Dow Jones 2015 Fund

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the NestEgg 2010 Fund (the “predecessor fund”) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Premium Class. As a result of the reorganization, the Fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Premium Class shares prior to the reorganization. The performance of the predecessor fund’s Premium Class shares prior to commencement of operations on November 1, 2002 includes the performance of the predecessor fund’s Service Class shares. Such performance has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. For the period from November 1, 2002 through the date of reorganization, the predecessor fund operated as a “fund of funds.” Prior to November 1, 2002, the predecessor fund operated under a “master-feeder” structure.

The Fund’s past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

FUND PERFORMANCE

Set forth below is performance information for the Fund. The Chart shows how the Fund’s total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results.

NestEgg Dow Jones 2015 Fund | 13

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS(1) – CLASS A SHARES

Best quarter:	8.13%	Q2	'03
Worst quarter:	(8.63)%	Q3	'02
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years
		Ended	Ended
		December 31,	December 31,	Since
	Inception	2007	2007	Inception(1)
Return Before Taxes	January 4, 1999
CLASS A		0.26%	6.03%	2.87%
CLASS C		3.78%	6.97%	2.89%
Return After Taxes(3)
on Distributions
CLASS A		(1.50)%	4.76%	2.15%
Return After Taxes(3)
on Distributions
and Sale of Shares
CLASS A		(1.01)%	4.55%	2.13%
Dow Jones
Target
2015 Index		7.79%	11.88%	7.20%
Dow Jones
U.S. Target
2015 Index(4)		5.33%	10.21%	6.41%

(1) Reflects the inception dates of the predecessor fund.
(2) These figures reflect deduction of sales charges.

(3)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) Prior to July 2007, the Fund tracked the performance of the Dow Jones U.S. Target 2015 Index.

14 | NestEgg Dow Jones 2015 Fund

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. Each of the share classes described in this prospectus has its own cost structure. “Annual Operating Expenses” are deducted from Fund assets, so their effect is included in the Fund’s performance figures.

SHAREHOLDER FEES	Class A		Class C
(fees paid directly from your investment)	Shares		Shares
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)	4.75%		None
Maximum deferred sales charge
(as a percentage of the Net Asset Value at purchase)	None	(1)	1.00%	(2)
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.60%		0.60%
Distribution (12b-1) and Service Fees	0.50%		1.00%
Other Expenses(3)	1.12%		1.11%
Total Annual Fund Operating Expenses Before Reductions	2.22%		2.71%
Expense Reductions(4)	-1.27%		-1.26%
Total Annual Fund Operating Expenses After Reductions	0.95%		1.45%

(1)  Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.

(2) Class C shares will be assessed a 1.00% CDSC if redeemed within one year of the date of purchase.
(3) Other Expenses are based on estimated amounts for the current fiscal year.

(4)  American Independence Financial Services, LLC has agreed to reduce the management fee and reimburse expenses in order to keep the Total Annual Fund Operating Expenses at 0.95% for Class A shares and 1.45% for Class C shares. This reduction lowers the expense ratio and increases overall returns to investors.

EXPENSE EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same. It	also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.		1 Year	3 Years	5 Years	10 Years
		Class A Shares	$567	$1,020	$1,498	$2,813
		Class C Shares
		Redemption	$148	$722	$1,323	$2,949
		No Redemption	$251	$722	$1,323	$2,949

NestEgg Dow Jones 2015 Fund | 15

TICKER SYMBOL I	Class A: NETPX
I	Class C: NEDJX
CUSIP NUMBERS I	Class A: 026762781 Class C: 026762658

NESTEGG DOW JONES TARGET DATE FUNDS

NestEgg Dow Jones 2020 Fund

The Fund seeks to provide capital appreciation and
current income consistent with its current asset allocation.

MAIN STRATEGIES

The Fund’s fundamental strategy is to seek to track the overall performance of the Dow Jones Target 2020 Index (2020 Index), before operating expenses. Although the Adviser does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the sub-indexes which comprise the Dow Jones Target Date Indexes. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through master portfolios.

Main types of securities the Fund may hold

>  Common stocks of companies traded on major stock exchanges

>  Fixed income securities included in the Lehman Government, Corporate, and Mortgage Bond Indexes

>  Short term Money Market securities

>  Exchange-traded funds (“ETFs”) that provide exposure to one or more Dow Jones Style Indexes, the Lehman Bond Indexes, or derivatives that serve this same purpose such as options and futures. To the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF.

The Fund may use statistical sampling techniques in seeking to track the performance of the 2020 Index. The Fund intends to adjust its holdings to reflect any changes arising from changes in the composition of the 2020 Index.

Fund Asset Allocation

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg Dow Jones 2020 Fund are expected to be rebalanced monthly.

Although major changes tend to be rare, the Fund’s fundamental strategy can only be changed by a vote of the majority of the Fund’s outstanding shares.

Major policies/limits

>  Under normal circumstances, the Fund allocates at least 4% of its assets to each of the major asset classes (stocks, bonds, and cash). However, the Fund may fall below the 4% requirement due to fluctuations in allocations within the benchmarked index, market conditions, capital stock activity, and investment decisions made by the Fund’s Portfolio Manager.

>  The Fund intends to remain fully invested at all times, and does not intend to make more defensive investments in adverse market conditions

>  The Fund may engage in securities lending.

>  The Fund may not invest in securities of any registered investment company except to the extent permitted under the Investment Company Act of 1940.

This Fund may interest investors who seek long-term total return from a balanced portfolio, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2020.

16 | NestEgg Dow Jones 2020 Fund

MAIN RISKS

Stock Market Risk     Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Style Risk     Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests in both types of stocks, its performance may lag whichever category performs best during a given period.

Mid- and Small-Cap Risk     Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

Index Risk     Because the Fund uses an indexing strategy, your money remains fully exposed to market conditions (as measured by the index) during market declines. In addition, the Fund could underperform the 2020 Index over the short or long term. Reasons for this include the effects of Fund expenses and transaction costs; differences between the stocks and bonds (and their weightings) in the 2020 Index and in the Fund’s portfolio; and the timing and magnitude of shareholder transactions in Fund shares.

Interest Rate Risk     When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund’s bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Prepayment Risk     Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Credit Risk     The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

Derivatives Risk     Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the Fund’s expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Fund could lose money if the counterparty to the derivative fails to honor its contractual obligation.

NestEgg Dow Jones 2020 Fund | 17

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the NestEgg 2020 Fund (the “predecessor fund”) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Premium Class. As a result of the reorganization, the Fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Premium Class shares prior to the reorganization. The performance of the predecessor fund’s Premium Class shares prior to commencement of operations on November 1, 2002 includes the performance of the predecessor fund’s Service Class shares. Such performance has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. For the period from November 1, 2002 through the date of reorganization, the predecessor fund operated as a “fund of funds.” Prior to November 1, 2002, the predecessor fund operated under a “master-feeder” structure.

The Fund’s past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

FUND PERFORMANCE

Set forth below is performance information for the Fund. The Chart shows how the Fund’s total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results.

18 | NestEgg Dow Jones 2020 Fund

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS (1) – CLASS A SHARES

Best quarter:	10.29%	Q2	'03
Worst quarter:	(11.86)%	Q3	'02
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years
		Ended	Ended
		December 31,	December 31,	Since
	Inception	2007	2007	Inception(1)
Return Before Taxes	January 4, 1999
CLASS A		0.01%	7.54%	2.41%
CLASS C		3.48%	8.60%	2.42%
Return After Taxes(3)
on Distributions
CLASS A		(1.79)%	6.65%	1.90%
Return After Taxes(3)
on Distributions
and Sale of Shares
CLASS A		(1.09)%	6.06%	1.79%
Dow Jones
Target
2020 Index		8.11%	13.82%	7.69%
Dow Jones
U.S. Target
2020 Index(4)		5.06%	11.57%	6.55%

(1) Reflects the inception dates of the predecessor fund.
(2) These figures reflect deduction of sales charges.

(3)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) Prior to July 2007, the Fund tracked the performance of the Dow Jones U.S. Target 2020 Index.

NestEgg Dow Jones 2020 Fund | 19

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. Each of the share classes described in this prospectus has its own cost structure. “Annual Operating Expenses” are deducted from Fund assets, so their effect is included in the Fund’s performance figures.

SHAREHOLDER FEES	Class A		Class C
(fees paid directly from your investment)	Shares		Shares
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)	4.75%		None
Maximum deferred sales charge (as a percentage of the
Net Asset Value at purchase)	None	(1)	1.00%	(2)
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.60%		0.60%
Distribution (12b-1) and Service Fees	0.50%		1.00%
Other Expenses(3)	0.64%		0.65%
Total Annual Fund Operating Expenses Before Reductions	1.74%		2.25%
Expense Reductions(4)	-0.69%		-0.70%
Total Annual Fund Operating Expenses After Reductions	1.05%		1.55%

(1)  Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.

(2) Class C shares will be assessed a 1.00% CDSC if redeemed within one year of the date of purchase.
(3) Other Expenses are based on estimated amounts for the current fiscal year.

(4)  American Independence Financial Services, LLC has agreed to reduce the management fee and reimburse expenses in order to keep the Total Annual Fund Operating Expenses at 1.05% for Class A shares and 1.55% for Class C shares. This reduction lowers the expense ratio and increases overall returns to investors.

EXPENSE EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.	It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.		1 Year	3 Years	5 Years	10 Years
		Class A Shares	$577	$933	$1,312	$2,375
		Class C Shares
		Redemption	$158	$636	$1,141	$2,531
		No Redemption	$261	$636	$1,141	$2,531

20 | NestEgg Dow Jones 2020 Fund

TICKER SYMBOL |	Class A: NEHPX
|	Class C: NEDVX
CUSIP NUMBERS |	Class A: 026762765	Class C: 026762641

NESTEGG DOW JONES TARGET DATE FUNDS

NestEgg Dow Jones 2030 Fund

The Fund seeks to provide capital appreciation and
current income consistent with its current asset allocation.

MAIN STRATEGIES

The Fund’s fundamental strategy is to seek to track the overall performance of the Dow Jones Target 2030 Index (2030 Index), before operating expenses. Although the Adviser does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the sub-indexes which comprise the Dow Jones Target Date Indexes. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through master portfolios.

Main types of securities the Fund may hold

>    Common stocks of companies traded on major stock exchanges

>    Fixed income securities included in the Lehman Government, Corporate, and Mortgage Bond Indexes

>    Short term Money Market securities

>    Exchange-traded funds (“ETFs”) that provide exposure to one or more Dow Jones Style Indexes, the Lehman Bond Indexes, or derivatives that serve this same purpose such as options and futures. To the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF.

The Fund may use statistical sampling techniques in seeking to track the performance of the 2030 Index. The Fund intends to adjust its holdings to reflect any changes arising from changes in the composition of the 2030 Index.

Fund Asset Allocation

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg Dow Jones 2030 Fund are expected to be rebalanced monthly.

Although major changes tend to be rare, the Fund’s fundamental strategy can only be changed by a vote of the majority of the Fund’s outstanding shares.

Major policies/limits

>    Under normal circumstances, the Fund allocates at least 4% of its assets to each of the major asset classes (stocks, bonds, and cash). However, the Fund may fall below the 4% requirement due to fluctuations in allocations within the benchmarked index, market conditions, capital stock activity, and investment decisions made by the Fund’s Portfolio Manager.

>    The Fund intends to remain fully invested at all times, and does not intend to make more defensive investments in adverse market conditions

>    The Fund may engage in securities lending.

>    The Fund may not invest in securities of any registered investment company except to the extent permitted under the Investment Company Act of 1940.

This Fund may interest investors who have a long-term horizon, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2030.

NestEgg Dow Jones 2030 Fund | 21

MAIN RISKS

Stock Market Risk     Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Style Risk     Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests in both types of stocks, its performance may lag whichever category performs best during a given period.

Mid- and Small-Cap Risk     Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

Index Risk     Because the Fund uses an indexing strategy, your money remains fully exposed to market conditions (as measured by the index) during market declines. In addition, the Fund could underperform the 2030 Index over the short or long term. Reasons for this include the effects of Fund expenses and transaction costs; differences between the stocks and bonds (and their weightings) in the 2030 Index and in the Fund’s portfolio; and the timing and magnitude of shareholder transactions in Fund shares.

Interest Rate Risk     When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund’s bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Prepayment Risk     Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Credit Risk     The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

Derivatives Risk     Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the Fund’s expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Fund could lose money if the counterparty to the derivative fails to honor its contractual obligation.

22 | NestEgg Dow Jones 2030 Fund

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the NestEgg 2030 Fund (the “predecessor fund”) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Premium Class. As a result of the reorganization, the Fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Premium Class shares prior to the reorganization. The performance of the predecessor fund’s Premium Class shares prior to commencement of operations on November 1, 2002 includes the performance of the predecessor fund’s Service Class shares. Such performance has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. For the period from November 1, 2002 through the date of reorganization, the predecessor fund operated as a “fund of funds.” Prior to November 1, 2002, the predecessor fund operated under a “master-feeder” structure.

The Fund’s past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

FUND PERFORMANCE

Set forth below is performance information for the Fund. The Chart shows how the Fund’s total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results.

NestEgg Dow Jones 2030 Fund | 23

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS(1) – CLASS A SHARES

Best quarter:	12.67%	Q2	'03
Worst quarter:	(13.95)%	Q3	'02
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years
		Ended	Ended
		December 31,	December 31,	Since
	Inception	2007	2007	Inception(1)
Return Before Taxes	January 4, 1999
CLASS A		0.08%	9.03%	2.36%
CLASS C		3.29%	10.56%	2.79%
Return After Taxes(3)
on Distributions
CLASS A		(1.41)%	8.01%	1.79%
Return After Taxes(3)
on Distributions
and Sale of Shares
CLASS A		(0.73)%	7.50%	1.81%
Dow Jones
Target
2030 Index		8.43%	16.73%	8.35%
Dow Jones
U.S. Target
2030 Index(4)		4.43%	13.62%	6.83%

(1) Reflects the inception dates of the predecessor fund.
(2) These figures reflect deduction of sales charges.

(3)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) Prior to July 2007, the Fund tracked the performance of the Dow Jones U.S. Target 2030 Index.

24 | NestEgg Dow Jones 2030 Fund

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. Each of the share classes described in this prospectus has its own cost structure. “Annual Operating Expenses” are deducted from Fund assets, so their effect is included in the Fund’s performance figures.

SHAREHOLDER FEES	Class A	Class C
(fees paid directly from your investment)	Shares	Shares
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)	4.75%	None
Maximum deferred sales charge (as a percentage of the
Net Asset Value at purchase)	None (1)	1.00% (2)
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.60%	0.60%
Distribution (12b-1) and Service Fees	0.50%	1.00%
Other Expenses(3)	0.85%	0.85%
Total Annual Fund Operating Expenses Before Reductions	1.95%	2.45%
Expense Reductions(4)	0.75%	–0.75%
Total Annual Fund Operating Expenses After Reductions	1.20%	1.70%

(1)  Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.

(2) Class C shares will be assessed a 1.00% CDSC if redeemed within one year of the date of purchase.
(3) Other Expenses are based on estimated amounts for the current fiscal year.

(4)  American Independence Financial Services, LLC has agreed to reduce the management fee and reimburse expenses in order to keep the Total Annual Fund Operating Expenses at 1.20% for Class A shares and 1.70% for Class C shares. This reduction lowers the expense ratio and increases overall returns to investors.

EXPENSE EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000,	earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.		1 Year	3 Years	5 Years	10 Years
		Class A Shares	$591	$989	$1,411	$2,584
		Class C Shares
		Redemption	$173	$692	$1,238	$2,729
		No Redemption	$276	$692	$1,238	$2,729

NestEgg Dow Jones 2030 Fund | 25

TICKER SYMBOL |	Class A: NEFPX
|	Class C: NEJVX
CUSIP NUMBERS |	Class A: 026762740	Class C: 026762633

NESTEGG DOW JONES TARGET DATE FUNDS

NestEgg Dow Jones 2040 Fund

The Fund seeks to provide capital appreciation and
current income consistent with its current asset allocation.

MAIN STRATEGIES

The Fund’s fundamental strategy is to seek to track the overall performance of the Dow Jones Target 2040 Index (2040 Index), before operating expenses. Although the Adviser does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the sub-indexes which comprise the Dow Jones Target Date Indexes. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through master portfolios.

Main types of securities the Fund may hold

>    Common stocks of companies traded on major stock exchanges

>    Fixed income securities included in the Lehman Government, Corporate, and Mortgage Bond Indexes

>    Short term Money Market securities

>    Exchange-traded funds (“ETFs”) that provide exposure to one or more Dow Jones Style Indexes, the Lehman Bond Indexes, or derivatives that serve this same purpose such as options and futures. To the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF.

The Fund may use statistical sampling techniques in seeking to track the performance of the 2040 Index. The Fund intends to adjust its holdings to reflect any changes arising from changes in the composition of the 2040 Index.

Fund Asset Allocation

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg Dow Jones 2040 Fund are expected to be rebalanced monthly.

Although major changes tend to be rare, the Fund’s fundamental strategy can only be changed by a vote of the majority of the Fund’s outstanding shares.

Major policies/limits

>    Under normal circumstances, the Fund allocates at least 4% of its assets to each of the major asset classes (stocks, bonds, and cash). However, the Fund may fall below the 4% requirement due to fluctuations in allocations within the benchmarked index, market conditions, capital stock activity , and investment decisions made by the Fund’s Portfolio Manager.

>    The Fund intends to remain fully invested at all times, and does not intend to make more defensive investments in adverse market conditions

>    The Fund may engage in securities lending.

>    The Fund may not invest in securities of any registered investment company except to the extent permitted under the Investment Company Act of 1940.

This Fund may interest investors who have a long-term horizon, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2040.

26 | NestEgg Dow Jones 2040 Fund

MAIN RISKS

Stock Market Risk     Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Style Risk     Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests in both types of stocks, its performance may lag whichever category performs best during a given period.

Mid- and Small-Cap Risk     Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

Index Risk     Because the Fund uses an indexing strategy, your money remains fully exposed to market conditions (as measured by the index) during market declines. In addition, the Fund could underperform the 2040 Index over the short or long term. Reasons for this include the effects of Fund expenses and transaction costs; differences between the stocks and bonds (and their weightings) in the 2040 Index and in the Fund’s portfolio; and the timing and magnitude of shareholder transactions in Fund shares.

Interest Rate Risk     When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund’s bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Prepayment Risk     Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Credit Risk     The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

Derivatives Risk     Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the Fund’s expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Fund could lose money if the counterparty to the derivative fails to honor its contractual obligation.

NestEgg Dow Jones 2040 Fund | 27

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the NestEgg 2040 Fund (the “predecessor fund”) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Class A shares known as Premium Class. As a result of the reorganization, the Fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund includes the performance of the predecessor fund’s Premium Class shares prior to the reorganization. The performance of the predecessor fund’s Premium Class shares prior to commencement of operations on November 1, 2002 includes the performance of the predecessor fund’s Service Class shares. Such performance has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. For the period from November 1, 2002 through the date of reorganization, the predecessor fund operated as a “fund of funds.” Prior to November 1, 2002, the predecessor fund operated under a “master-feeder” structure.

The Fund’s past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

FUND PERFORMANCE

Set forth below is performance information for the Fund. The Chart shows how the Fund’s total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results.

28 | NestEgg Dow Jones 2040 Fund

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS (1) – CLASS A SHARES

Best quarter:	15.90%	Q2	'03
Worst quarter:	(16.10)%	Q3	'02
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years
		Ended	Ended
		December 31,	December 31,	Since
	Inception	2007	2007	Inception(1)
Return Before Taxes	January 4, 1999
CLASS A		(0.27)%	10.55%	2.25%
CLASS C		3.04%	11.96%	2.30%
Return After Taxes(3)
on Distributions
CLASS A		(1.79)%	9.59%	1.72%
Return After Taxes(3)
on Distributions
and Sale of Shares
CLASS A		(0.83)%	8.95%	1.77%
Dow Jones
Target
2040 Index		8.48%	17.67%	8.64%
Dow Jones
U.S. Target
2040 Index(4)		4.04%	14.23%	6.83%

(1) Reflects the inception dates of the predecessor fund.
(2) These figures reflect deduction of sales charges.

(3)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) Prior to July 2007, the Fund tracked the performance of the Dow Jones U.S. Target 2040 Index.

NestEgg Dow Jones 2040 Fund | 29

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. Each of the share classes described in this prospectus has its own cost structure. “Annual Operating Expenses” are deducted from Fund assets, so their effect is included in the Fund’s performance figures.

SHAREHOLDER FEES	Class A	Class C
(fees paid directly from your investment)	Shares	Shares
Maximum sales charge (load) imposed on purchases (as a
percentage of offering price)	4.75%	None
Maximum deferred sales charge (as a percentage of the
Net Asset Value at purchase)	None (1)	1.00% (2)
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.60%	0.60%
Distribution (12b-1) and Service Fees	0.50%	1.00%
Other Expenses(3)	0.81%	0.82%
Total Annual Fund Operating Expenses Before Reductions	1.91%	2.42%
Expense Reductions(4)	–0.66%	–0.67%
Total Annual Fund Operating Expenses After Reductions	1.25%	1.75%

(1)  Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.

(2) Class C shares will be assessed a 1.00% CDSC if redeemed within one year of the date of purchase.
(3) Other Expenses are based on estimated amounts for the current fiscal year.

(4)  American Independence Financial Services, LLC has agreed to reduce the management fee and reimburse expenses in order to keep the Total Annual Fund Operating Expenses at 1.25% for Class A shares and 1.75% for Class C shares. This reduction lowers the expense ratio and increases overall returns to investors.

EXPENSE EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same. It also assumes that you invested $10,000,	earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.		1 Year	3 Years	5 Years	10 Years
		Class A Shares	$596	$986	$1,399	$2,551
		Class C Shares
		Redemption	$178	$691	$1,230	$2,705
		No Redemption	$281	$691	$1,230	$2,705

30 | NestEgg Dow Jones 2040 Fund

Additional Risks of the NestEgg Dow Jones Target Date

Management risk     The Funds’ performance could be hurt if the Funds’ management improperly executes the Funds’ strategies.

Methodology risk     The Funds could lag the overall market or certain other types of funds during times when stocks that the indexes seek to exclude, such as those with a combination of growth and value characteristics, lead the market.

Capitalization weighting risk     Large-cap stocks represent the great majority of the stock markets’ market capitalization, or total worth (in Dow Jones’ definition, typically over 70%). Accordingly, a capitalization-weighted broad market index, such as the S&P 500, is strongly affected by the performance of large-cap stocks, and much less affected by the performance of mid- and small-cap stocks.

In comparison, by seeking to maintain equal equity exposure to the large-, mid-, and small-cap categories, the Funds will be more strongly influenced by the performance of mid- and small-cap stocks and less strongly influenced by the performance of large-cap stocks. As a result, the Funds’ risks and returns could be substantially different from those of a capitalization-weighted index, or an index fund that seeks to track the value of this type of index.

Repurchase agreement risk Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment in a Fund to decline.

Securities lending risk To earn additional income, the Funds may lend their securities to qualified financial institutions. Although these loans are fully collateralized, a Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged.

The Board of Trustees has approved Securities Lending Agreements with the Custodians. Net revenue from securities lending activity will be used to offset the Funds’ custodian expenses and to pay the cost of other operating expenses for the Funds. The net cost of the Funds’ operating expenses less the net securities lending revenue will be used to calculate the Funds’ expense limitations.

Dow Jones disclaimer     ‘‘Dow Jones,’’ ‘‘Dow Jones Target Date Indexes,’’ ‘‘Dow Jones Style Indexes,’’ ‘‘Dow Jones Target 2010 Index,’’ ‘‘Dow Jones Target 2015 Index,’’ ‘‘Dow Jones Target 2020 Index,’’ ‘‘Dow Jones Target 2030 Index,’’ ‘‘Dow Jones Target 2040 Index,’’ ‘‘Dow Jones U.S. Target 2010 Index,’’ ‘‘Dow Jones U.S. Target 2015 Index,’’ ‘‘Dow Jones U.S. Target 2020 Index,’’ ‘‘Dow Jones U.S. Target 2030 Index" and ‘‘Dow Jones U.S. Target 2040 Index" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by American Independence Financial Services, LLC. The NestEgg Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).

The Investment Adviser

The investment adviser for these funds is American Independence Financial Services, LLC (“AIFS”). AIFS is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. AIFS is based at 335 Madison Avenue, Mezzanine, New York, NY 10017.

Under the supervision of the Board of Trustees, AIFS is responsible for managing each Fund’s portfolio in accordance with each Fund’s goal and policies. In exchange for providing these services, AIFS receives a management fee from each Fund. The management fee for each Fund is 0.60% of average daily net assets. AIFS has agreed to waive a portion of its management fee and reimburse expenses in order to maintain the funds’ total operating expenses at not more than the following percentages of average annual net assets of the shares classes:

	Class A	Class C
NestEgg Dow Jones 2010	0.95%	1.45%
NestEgg Dow Jones 2015	0.95%	1.45%
NestEgg Dow Jones 2020	1.05%	1.55%
NestEgg Dow Jones 2030	1.20%	1.70%
NestEgg Dow Jones 2040	1.25%	1.75%

Through a licensing agreement with Dow Jones, AIFS has obtained the right to offer investment products based on the Dow Jones Target Date Indexes, and to obtain information and assistance in order to facilitate the operations of the Funds.

Additional Risks of the NestEgg Dow Jones Target Date Funds | 31

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The Funds also offer an Institutional Class of Shares which is available in a separate prospectus. The following classes of shares are available through this Prospectus:

>  Class A Shares — with a front-end sales charge, volume reductions and lower ongoing expenses than Class C shares. For purchases of $1,000,000 or more a Contingent Deferred Sales Charge (“CDSC”) of 1.00% will be assessed if redeemed within one year of purchase and .50% CDSC will be assessed if redeemed after the first year and within the second year.

>  Class C Shares — no front-end sales charge, a 1.00% CDSC on redemptions made within one year of purchase and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see “every dollar working” from the moment you invest. If so, then consider Class C shares, which do not have a front-end sales charge. After six years, Class C shares convert to Class A shares to avoid the higher ongoing expenses assessed against Class C shares.

Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, also will be either treated as orders for Class A shares or refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the “Reductions and Waivers of Sales Charges” section of the Prospectus beginning on page . You may wish to discuss this choice with your financial consultant.

CLASS A SHARE SALES CHARGE SCHEDULE

If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the Net Asset Value (“NAV”) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

	Front-End	Front-End
	Sales Charge	Sales Charge	Broker-Dealer
	as % of Public	as % of Net	Amount of
AMOUNT OF PURCHASE	Offering Price	Amount Invested	Sale Concession
Less than $50,000	4.75%	4.99%	4.25%
$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.36%	3.00%
$250,000 to $499,999	2.50%	2.30%	2.25%
$500,000 to $999,999	1.75%	1.27%	1.50%
$1,000,000 and over[1]	1.00%	0.00%	1.00%

(1) We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase or .50% if redeemed within one and two years of purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see “CDSC Waivers” and “Waivers for Certain Parties”). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

32 | A Choice of Share Classes

CLASS C SHARES SALES CHARGES

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to redemption, the Fund will first redeem shares acquired by reinvestment of any distributions, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares automatically convert to Class A after six years.

REDUCTIONS AND WAIVERS OF SALES CHARGES

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy.

CLASS A SHARE SALES CHARGE REDUCTIONS

If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

 >   You pay no front-end or back-end sales charges on Fund shares you buy with Reinvested distributions.

 >   You pay a lower sales charge if you are investing an amount over a Breakpoint Level. See the “Class A Share Sales Charge Schedule” above.

 >   By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

 >   Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A and Class C shares of any NestEgg Funds already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

 >   You pay no sales charges on Fund shares you purchase with the proceeds of redemption of Class A shares of another fund family within 90 days of the date of redemption.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

 >   a family unit, including children under the age of twenty-one or single trust estate;

 >   a trustee or fiduciary purchasing for a single fiduciary relationship; or

 >   the members of a “qualified group,” which consists of a “company” (as defined under the Investment Company Act of 1940), and related parties of such a “company,” which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY!

If you plan to invest, for example, $100,000 in a NestEgg Dow Jones Target Date Fund in installments over the next year, by signing a letter of intent you would pay only a 3.50% sales load on the entire purchase. Otherwise, you might pay 4.75% on the first $49,999, then 4.00% on the next $50,000!

CDSC WAIVERS

The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Internal Revenue Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in the applicable Class of shares of the Fund; (4) reinvested dividends and capital gains; and (5) a Systematic Withdrawal Plan of 10% where the minimum distribution is $500 per month with an initial account of $20,000 or greater.

A Choice of Share Classes | 33

WAIVERS FOR CERTAIN PARTIES

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses and pay no front-end sales charge. The following people can buy Class A shares at NAV:

 >   Current and retired employees, directors/trustees and officers of:

  NestEgg Dow Jones Target Date Funds (including any predecessor funds);

  American Independence Financial Services, LLC and its affiliates; and

  family members of any of the above.

 > Current employees of:

  American Independence Financial Services, LLC and its affiliates;

  Dow Jones & Company, Inc.;

  National Basketball Players Association;*

  broker-dealers who act as selling agents; and

  immediate family members (spouse, sibling, parent or child) of any of the above.

           *   The National Basketball Players Association negotiates on behalf of all members with certain financial service providers. The Adviser is included as part of the National Basketball Players Association’s financial education program.

Contact your selling agent for further information.

You also may buy Class A shares of any Fund at NAV if they are to be included in certain retirement, benefit, pension, trust or investment “wrap accounts” with whom the NestEgg Dow Jones Target Date Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Distribution and Service (12b-1) Fees

Each of the NestEgg Dow Jones Target Date Funds has adopted a plan that allows its Class A and Class C Shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (FINRA), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets, and up to 1.00% of its Class C Share assets. These fees consist of up to 0.25% for distribution services and expenses of the Class A and Class C assets, and up to 0.25% for services, as defined by FINRA, of Class A assets and up to .75% of Class C assets. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment.

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the Fund’s Adviser may provide compensation to financial representatives for distribution, administrative and promotional services.

The financial intermediary through which you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution fees and shareholder servicing fees, to the extent applicable and as described above. In addition,

AIFS, out of its own resources, may make additional cash payments to certain financial intermediaries as incentives to market the Funds or to cooperate with AIFS’ promotional efforts or in recognition of their marketing, transaction processing and/ or administrative services support (“Distribution Related Payments”). This compensation from AIFS is not reflected in the fees and expenses listed in the fee table section of the prospectus because it is not paid by the Funds. AIFS compensates financial intermediaries differently depending upon the level and/or type of marketing and administrative support provided by the financial intermediary.

34 | Distribution and Service (12b-1) Fees

A number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary’s Funds sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give AIFS access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” AIFS’ goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services. Additionally, AIFS may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and “due diligence” or training meetings and marketing efforts related to the Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals and conferences.

Payments may also be made by the Funds or AIFS to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services (“Service Related Payments”).

Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with AIFS’ promotional efforts. Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You can find further details in the SAI about the payments made by AIFS and the services provided by your financial intermediary. You should ask your financial intermediary for details about any such payments it receives from AIFS or any other fees or expenses it charges.

Distribution and Service (12b-1) Fees | 35

How to Invest |

In this section, you will find information on how to invest in the Funds, including how to buy, sell and exchange Fund shares. It is also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as a NestEgg Dow Jones Target Date Funds shareholder.

You can find out more about the topics covered here by contacting the NestEgg Dow Jones Target Date Funds, speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

36 | How to Invest

How To Buy Fund Shares

Use the instructions on these pages if you are investing directly with NestEgg Dow Jones Target Date Funds. If you are investing through a financial advisor, your advisor will be able to give you instructions.

FIRST INVESTMENT	ADDITIONAL INVESTMENTS
Class A and Class C Shares investors can open an account for as little as $1,000 ($250 for a retirement IRA). We reserve the right to waive these minimums in certain instances. Be sure to read the Fund’s prospectus before you invest.	Class A and Class C Shares investors can add as little as $25 at a time to an account. We reserve the right to waive these minimums in certain instances.	REGULAR MAIL NestEgg Dow Jones Target Date Funds P.O. Box 8045 Boston, MA 02266-8045

By mail or express delivery		EXPRESS, REGISTERED,

>  Complete and sign an application (if you need an application, you may download it from the web site or call 1-888-266-8787)

>  Send the application to us at the appropriate address, along with an investment check made out to “NestEgg Funds”

>  Make out an investment check to “NestEgg Funds”

>  Return a deposit stub or write a letter that includes your name, account number, the amount of your investment, and the fund name and share class

>  Sign the letter, enclose the check, and mail it to the appropriate address

OR CERTIFIED NestEgg Dow Jones Target Date Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021

By wire		*NOTE:
> Call 1-888-266-8787 to obtain instructions for sending your application, and for instructing your bank to wire transfer your investment.	> Please call 1-888-266-8787 for wiring instructions. There is a $1,000 minimum for wiring funds. > Be aware that your bank may charge a fee to wire money	A signature guarantee is required in order to add bank account instructions to your account.

How To Buy Fund Shares | 37

FIRST INVESTMENT	ADDITIONAL INVESTMENTS
By phone
> Initial investments cannot be made by phone. Please complete and mail an application to the appropriate address.

>  To use this service, call 1-888-266-8787 to verify that the service is in place, then using the voice prompts you may place your purchase order

>  Prior to placing a purchase order by phone via ACH transfer, you must first have your bank account instructions established on your account. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.nesteggfunds.com or call us at 1-888-266-8787 to have one mailed to your address of record. There is a $100 minimum on ACH transfers.

Automatic investment plan		*NOTE:
> You can enroll in the Automatic Investment Plan by completing the appropriate section on the application.

>  To make changes to your automatic investment plan, call 1-888-266-8787. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.nesteggfunds.com or call us at 1-888-266-8787 to have one mailed to your address of record.

A signature guarantee is required in order to add bank account instructions to your account.

38 | How To Buy Fund Shares

How To Sell Or Exchange Shares

EXCHANGING INTO ANOTHER FUND	SELLING SHARES
Be sure to obtain and read a current prospectus for the Fund you are exchanging into. For additional information please contact us at 1-888-266-8787	Some sell orders, including those for more than $100,000, must be placed in writing with a signature guarantee (see page XX). There is a $25 minimum on exchanging Fund shares.	REGULAR MAIL NestEgg Dow Jones Target Date Funds P.O. Box 8045 Boston, MA 02266-8045

By fax		EXPRESS, REGISTERED,

>  Send a fax to 1-877-513-1129 that includes your account number, the fund name and share class you are exchanging out of, the dollar value or number of shares to be exchanged, and the name and share class of the fund you are exchanging into.

>  Have the fax signed by all account owners, with the name(s) and address exactly as they are on the account.

>  Write a letter that includes your account number, the fund name and share class, and the dollar value or number of share to be sold

>  Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

>  Fax number for Exchanging/Selling/ Update to the Fund is 1-877-513-1129.

OR CERTIFIED NestEgg Dow Jones Target Date Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021

By mail or express delivery

>  Write a letter that includes your account number, the fund name and share class you are exchanging out of, the dollar value or number of shares to be exchanged, and the name and share class of the fund you are exchanging into

>  Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

>  Mail the letter to the appropriate address

>  Write a letter that includes your account number, the fund name and share class, and the dollar value or number of shares to be sold

>  Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

>  Mail the letter to the appropriate address

How To Sell Or Exchange Shares | 39

EXCHANGING INTO ANOTHER FUND	SELLING SHARES
By phone, wire, or ACH		*NOTE:
> Call 1-888-266-8787 to request an exchange

>  To use this service, call 1-888-266-8787 to verify that the service is in place, then using the voice prompts you may place your sell order

>  Prior to placing a sell order by phone via wire or ACH transfer, you must first have your bank account instructions established on your account. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.nesteggfunds.com or call us at 1-888-266-8787 to have one mailed to your address of record

>  Telephone redemption to your address of record is available unless you declined it on your application

>  Minimum sell order for wire is $1,000; for ACH transfer $100

A signature guarantee is required in order to add bank account instructions to your account.

WEB SITE

www.nesteggfunds.com

REGULAR MAIL

NestEgg Dow Jones Target
Date Funds
P.O. Box 8045
Boston, MA 02266-8045

EXPRESS, REGISTERED,
OR CERTIFIED

NestEgg Dow Jones Target
Date Funds
c/o Boston Financial
Data Services
30 Dan Road
Canton, MA 02021

Systematic withdrawal plan

>  You can enroll in the systematic withdrawal plan by completing the appropriate section on the application

>  You must have a minimum balance of $10,000 to set up your systematic withdrawal plan. Withdrawals can be for as little as $100 each.

>  To make changes to your systematic withdrawal plan, please call 1-888-266-8787. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.nesteggfunds.com or call us at 1-888-266-8787 to have one mailed to your address of record

40 | How To Sell Or Exchange Shares

Shareholder Services and Policies

As a NestEgg Dow Jones Target Date Funds shareholder, you have access to a variety of services and privileges that you can tailor to your particular investment needs. Many of these are described below.

There are also a number of policies affecting the ways you do business with us that you may find helpful to know about. The most important of these policies are described following the services.

How much of this service and policy information applies to you will depend on the type of account your NestEgg Dow Jones Target Date Fund shares are held in. For instance, the information on dividends and taxes applies to all investors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the Funds.

OUR “ONE COPY PER
HOUSEHOLD” POLICY

We typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor, or call 1-888-266-8787.

SHAREHOLDER SERVICES

You can set up many of these services on your initial application. To add services to an existing account, or to modify services you have in place, go to www.nesteggfunds.com and download our Additional Services Request Form or call 1-888-266-8787 and one will be mailed to your address of record.

Tax-advantaged investment plans A full range of retirement and other tax-advantaged investment plans is available directly from NestEgg Dow Jones Target Date Funds or from your financial advisor, including IRA, SEP, 401(k), Coverdell Education Savings Accounts and pension plans. All Funds and both share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, go to the web site or call 1-888-266-8787 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

Exchange privilege As a NestEgg Dow Jones Target Date Funds investor, you can exchange all of your shares of one NestEgg Dow Jones Target Date Fund for the same class of shares in any other NestEgg Dow Jones Target Date Fund or American Independence Fund.

Shareholder Services and Policies | 41

Automatic Investment Plan     Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic transfers of $25 or more from your bank account into your Fund account. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day) and are automatically invested in the Fund(s) and share class you specify.

To set up your Automatic Investment Plan, download the form online or call 1-888-266-8787. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the Funds if a scheduled transfer cannot be made because of a low bank balance.

Systematic Withdrawal Plan     Our Systematic Withdrawal Plan lets you set up regular withdrawals monthly, bi-monthly, quarterly or annually from your NestEgg Dow Jones Target Date Funds investment. You must have a minimum account balance of $10,000 to set up your Systematic Withdrawal Plan. Withdrawals can be for as little as $100 each. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day).

Directed reinvestments     Generally, dividends and capital gains distributions are automatically reinvested in shares of the same Fund and share class that paid the dividend or distribution. If you like, however, you can choose to have your dividends or distributions paid in cash. Simply complete the appropriate section on your new account application.

DOLLAR COST AVERAGING

Dollar cost averaging is a technique that allows you to take advantage of a basic mathematical principle in your investing. You simply invest a fixed dollar amount in a given Fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you are buying more shares when the price is low.

Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

42 | Shareholder Services and Policies

POLICIES ABOUT TRANSACTIONS

Business hours     The Funds are open for business each day the New York Stock Exchange (NYSE) is open. The price of each share class of each NestEgg Dow Jones Target Date Fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading is typically 4 p.m. Eastern Time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading.

If the NYSE is closed because of an emergency, the Funds could be open for shareholder transactions if the Federal Reserve wire system is open, but they are not required to be open. You can find out if the Funds are open by calling 1-888-266-8787.

Determining when your order will be processed     You can place an order to buy or sell shares at any time. A purchase request received by NestEgg Dow Jones Target Date Funds before the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) that has been determined to be in “good order” will be processed at that day’s NAV plus any applicable sales charge or redemption fee. Because any order you place through a financial advisor has to be forwarded to NestEgg Dow Jones Target Date Funds before it can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the Transfer Agent in a timely manner.

Paying for shares you buy     Fund shares can only be paid for with U.S. dollars. You can pay for shares with a personal check, bank check, wire transfer, or ACH transfer. Please note that we cannot accept cash, starter checks, money orders, credit card convenience checks, travelers checks or third party checks (checks made out to you and signed over to us).

Wire transaction policies     Wire transactions are generally completed within 24 hours of when you place your order. The Funds can only send wires of $1,000 or more and may only accept wires of $1,000 or more.

Although we do not charge a fee to send or receive wires, your bank might. We recommend that you check in advance with your bank about any wire fees and policies they may have.

IF YOU CANNOT REACH US BY PHONE

Although we strive to provide a high level of service to our investors, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach us by telephone. In such a case, you will need to place orders in writing, as described on page 37.

SELLING SHARES IN TRUST, BUSINESS, OR ORGANIZATION ACCOUNTS

Selling shares in these types of accounts often requires additional documentation. Please call 1-888-266-8787 or contact your financial advisor for more information.

Our Customer Identification Program     To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government-issued identification number, for example) that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

Shareholder Services and Policies | 43

For your protection, when we receive an order from an investor, we take security precautions such as recording calls or requesting personalized security codes or other information. It is important to understand that as long as we take reasonable steps to ensure that an order to buy or sell shares is genuine, we are not responsible for any losses that may occur.

Your account may have telephone or online transaction privileges. If you do not plan on using these privileges, you can ensure that no one will ever be able to misuse them by declining the telephone and online privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from us immediately after you receive them.

Orders that require a signature guarantee     There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

>  when you want to sell more than $100,000 worth of shares

>  when you want to send the proceeds to a third party

>  when the address or bank of record on the account has changed in the past 60 days

You do not need a signature guarantee if you want money wired or sent ACH transfer to a bank account that is already on file with us. Also, you do not generally need a signature guarantee for an exchange, although we may require one in certain circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions, and credit unions. Note that you cannot get a signature guarantee from a notary public.

Timing of payment for shares you sell     Ordinarily, when you sell shares, we send out money within one business day of when your order is processed (which may or may not be when it is received), although it could take up to seven days.

There are two main circumstances under which payment to you could be delayed more than seven days:

>  when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 business days)

>  when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

How the funds calculate share prices     The price at which you buy and sell shares of these Funds is the net asset value per share (NAV) for the share class and Fund involved. We calculate a NAV for each Fund and share class every day the Funds are open for business. With each Fund, to calculate the NAV for a given share class, we add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding.

Limits on exchanges, purchases, and redemptions     Exchanges are a shareholder privilege, not a right. We may modify or terminate the exchange privilege, giving shareholders 60-days notice if the changes are material. During unusual circumstances we may suspend the exchange privilege temporarily for all shareholders without notice.

At any time and without prior notice, we may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 exchanges in a calendar year or otherwise demonstrates what we believe is a pattern of “market timing.” We may also reject or limit purchase orders, for these or other reasons.

The Funds’ Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Risks Associated with Excessive or Short-Term Trading     To the extent that the Funds or other agents are unable to curtail excessive trading

44 | Shareholder Services and Policies

practices in a Fund, these practices may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, and engaging in portfolio transactions.Increased portfolio transactions would correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance; maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. If a Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it will request that the shareholder or financial intermediary stop such activities; or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Transfer Agent will restrict purchases or exchanges or prohibit transactions by such identified shareholders or intermediaries.In making such judgments, the Funds and the Transfer Agent seek to act in a manner that they believe is consistent with the best interest of all shareholders. The Funds also reserve the right to notify financial intermediaries of a shareholder’s trading activity. The Funds may also permanently ban a shareholder from opening new accounts or adding to existing accounts in the Fund. Transactions placed in violation of the Funds’ excessive trading policy are not deemed accepted by the Funds and may be canceled or revoked by a Fund on the next business day following receipt by the Fund.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker or retirement plan administrator, maintains the record of the Fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisors, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients’ transaction and ownership positions that does not identify the particular underlying shareholder(s) to the Fund.If excessive trading is detected in an omnibus account, the Fund may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees, for example) cannot eliminate the possibility that such trading activity in a Fund will occur.

Shareholder Services and Policies | 45

How the funds value their holdings     We typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when we have reason to believe that available quotations may not be accurate, we may value securities according to methods that are approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

For example, we may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security’s major trading exchange. In such a case, a Fund’s value for a security is likely to be different from the last quoted market or pricing service price.

Share certificates     We do not issue share certificates.

OTHER RIGHTS WE RESERVE

You should be aware that we may do any of the following:

>  reject your account application if you fail to give us a correct Social Security or other tax ID number

>  withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding

>  close your account and send you the proceeds if the value of your account falls below $1,000 as a result of withdrawals (as opposed to market activity); however, before we close your account, we will give you 30-days notice so you can either increase your balance or close your account

>  pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell these portfolio securities, you may pay brokerage charges.

>  change, add, or withdraw various services, fees and account policies at any time (for example, we may adjust the minimum amounts for

Fund investments or wire transfers, or change the policies for telephone orders)

>  suspend or delay redemptions during times when the NYSE is unexpectedly closed, when trading is restricted, or when an emergency prevents the Fund from trading portfolio securities or pricing its shares

>  withdraw or suspend the offering of shares at any time

>  reject any order we believe may be fraudulent or unauthorized

>  reject or limit purchases of shares for any reason

>  reject a telephone or online redemption if we believe it is advisable to do so

46 | Shareholder Services and Policies

Distributions and Taxes

Mutual funds pass along to shareholders virtually all of their net earnings. A Fund can earn money in two ways: by receiving interest, dividends, or other income payments from securities it holds, or by selling securities for more than what it paid for them. Keep in mind that a Fund’s earnings are separate from any gains or losses you may realize from your own transactions in Fund shares. A Fund is not necessarily obligated to pay its shareholders a distribution during any particular period.

WHEN THE FUNDS PAY
DIVIDENDS AND DISTRIBUTIONS	Dividends	Capital Gains
NestEgg Dow Jones 2010 Fund	Monthly	Annually
NestEgg Dow Jones 2015 Fund	Annually	Annually
NestEgg Dow Jones 2020 Fund	Annually	Annually
NestEgg Dow Jones 2030 Fund	Annually	Annually
NestEgg Dow Jones 2040 Fund	Annually	Annually
A Fund may also pay dividends and capital gain distributions at other times if it means that the Fund would otherwise have to pay federal income or excise tax.

Choices for receiving dividends and distributions You can choose how you receive your dividends and distributions. You can:

>  have all dividends and distributions automatically reinvested in Fund shares, at NAV (this is the only option for retirement accounts and other tax-deferred accounts)

>  have all dividends and distributions sent to you by check or sent to your bank account by ACH transfer

Please indicate your preference on your application. If you do not give us any instructions, we will reinvest all dividends and distributions in the Fund from which they originated. To change the dividend and distribution arrangement on an existing account, call 1-888-266-8787.

Note that if any dividend or distribution payments are returned as undeliverable, those payments and any future payments will be reinvested until we receive valid instructions otherwise. You will not receive any interest on uncashed dividend and distribution checks.

Distributions and Taxes | 47

Because each shareholder’s tax situation is unique, ask your tax professional for more information about the possible tax consequences of your NestEgg Dow Jones Target Date Fund investments.

Tax consequences of buying and selling fund shares In general, buying and selling Fund shares will have tax consequences for you. (An important exception is an IRA or other tax-advantaged account.) When you sell shares, you typically will realize either a capital gain or loss. If you have a gain, how it is taxed depends in part on how long you owned the shares. Note that for tax purposes, an exchange from one Fund to another is the same as a sale.

Tax status of dividends and distributions The tax status of the Fund earnings you receive and your own Fund transactions generally depend on their type:

Generally taxed at ordinary income rates:

>  short-term capital gains from selling Fund shares

>  taxable income dividends paid by a Fund (although non-corporate taxpayers may be entitled to a reduced tax rate on these dividends based on the amount of qualified dividend income received by the Funds)

>  short-term capital gains distributions paid by a Fund

Generally taxed at capital gains rates:

>  long-term capital gains from selling Fund shares

>  long-term capital gains distributions paid by a Fund

In addition, Fund payments and transactions may be subject to state and local taxes.

Tax status statements Every January, each NestEgg Dow Jones Target Date Fund mails out detailed tax information to its shareholders. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

Note that dividends or distributions that are declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

“BUYING A DIVIDEND”

If you invest right before a Fund pays a dividend, you will be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the Fund declares a dividend. In tax-advantaged retirement accounts, you don’t need to worry about this.

48 | Distributions and Taxes

Financial Highlights – NestEgg Funds

The financial highlights table helps you understand the Fund's financial performance for the past five years or the life of the Fund or Class, if less than five years.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in shares of the American Independence Funds, the predecessor to the new American Independence Funds (assuming reinvestment of all dividends and distributions). As a result of the reorganization, the funds will carryforward the performance history of the predecessor funds as the predecessor fund is the accounting survivor. Each share class will have different performance and different annual operating expenses.

The information below for the years ended October 31, 2006 and October 31, 2007 has been audited by Grant Thornton LLP, the Funds' independent registered public accounting firm, whose report is included in the Funds' annual report along with the Funds' financial statements. Information for previous years and periods was audited by the predecessor funds' independent registered public accounting firm. The annual report is available upon request.

NestEgg Dow Jones 2010 Fund
Financial HighIights, Class A Shares

Selected data for a share outstanding throughout the period indicated.

	Year ended	Year ended	Year ended	Year ended	Year ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006(e)	2005	2004	2003(a)
Net Asset Value, Beginning of Period	$10.34	$10.28	$10.46	$10.12	$9.47
Investment Activities:
Net investment income	0.29	0.28	0.21	0.18	0.25
Net realized and unrealized gains on investments	0.38	0.50	0.08	0.37	0.64
Total from Investment Activities	0.67	0.78	0.29	0.55	0.89
Distributions:
Net investment income	(0.28)	(0.30)	(0.21)	(0.21)	(0.24)
Net realized gains on investment transactions	(0.35)	(0.42)	(0.26)	—	—
Total Distributions	(0.63)	(0.72)	(0.47)	(0.21)	(0.24)
Net Asset Value, End of Period	$10.38	$10.34	$10.28	$10.46	$10.12
Total Return (excludes sales charge)	6.75%	8.00%	2.80%	5.43%	9.58%
Ratios/Supplementary Data:
Net Assets at end of period (000's)	$359	$314	$261	$128	$20
Ratio of expenses to average net assets(b)	1.32%	1.48%	1.55%	1.55%	1.55%
Ratio of net investment income to average net assets	2.84%	2.82%	2.01%	1.74%	1.47%
Ratio of expenses to average net assets(b)(c)	3.24%	2.81%	2.97%	2.51%	2.54%
Portfolio turnover(d)	66%	191%	33%	35%	53%

(a)	Class A Shares commenced operations on November 1, 2002.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Prior to March 2, 2006, Class A Shares were named Premium Shares.

Organizational Structure | 49

NestEgg Dow Jones U.S. 2010 Fund
Financial Highlights, CIass C Shares

Selected data for a share outstanding throughout the period indicated.

	Year ended	Period ended
	October 31,	October 31,
	2007	2006(a)
Net Asset Value, Beginning of Period	$10.32	$10.18
Investment Activities:
Net investment income	0.24	0.18
Net realized and unrealized gains (losses) on investments	0.38	0.18
Total from Investment Activities	0.62	0.36
Distributions:
Net investment income	(0.21)	(0.22)
Net realized gains	(0.35)	—
Total Distributions	(0.56)	(0.22)
Net Asset Value, End of Period	$10.38	$10.32
Total Return (excludes redemption charge)(b)	6.24%	3.62
Ratios/Supplementary Data:
Net Assets at end of period (000's)	$20	$19
Ratio of expenses to average net assets(c)	1.82%	1.95%
Ratio of net investment income to average net assets(c)	2.35%	2.52%
Ratio of expenses to average net assets(c)(d)	3.78%	3.34%
Portfolio turnover(e)	66%	191%

(a)	Class C Shares commenced operations on March 15, 2006.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

50 | Financial Highlights

NestEgg Dow Jones U.S. 2015 Fund
Financial Highlights, Class A Shares

Selected data for a share outstanding throughout the period indicated.

	Year ended	Year ended	Year ended	Year ended	Year ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006(e)	2005	2004	2003(a)
Net Asset Value, Beginning of Period	$10.96	$10.41	$10.22	$9.79	$8.96
Investment Activities:
Net investment income	0.26	0.28	0.19	0.15	0.25
Net realized and unrealized gains on investments	0.63	0.59	0.18	0.45	0.79
Total from Investment Activities	0.89	0.87	0.37	0.60	1.04
Distributions:
Net investment income	(0.25)	(0.07)	(0.18)	(0.17)	(0.21)
Net realized gains on investment transactions	(0.67)	(0.25)	—	—	—
Total Distributions	(0.92)	(0.32)	(0.18)	(0.17)	(0.21)
Net Asset Value, End of Period	$10.93	$10.96	$10.41	$10.22	$9.79
Total Return (excludes sales charge)	8.71%	8.51%	3.64%	6.16%	11.84%
Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$142	$128	$142	$123	$78
Ratio of expenses to average net assets(b)	1.33%	1.48%	1.55%	1.49%	1.55%
Ratio of net investment income to average net assets	2.11%	2.44%	1.79%	1.56%	1.27%
Ratio of expenses to average net assets(b)(c)	2.22%	2.13%	2.37%	2.22%	2.24%
Portfolio turnover(d)	59%	140%	30%	34%	48%

(a)	Class A Shares commenced operations on November 1, 2002.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of share issued.
(e)	Prior to March 2, 2006 Class A Shares were named Premium Shares.

Financial Highlights | 51

NestEgg Dow Jones U.S. 2015 Fund
Financial Highlights, Class C Shares

Selected data for a share outstanding throughout the period indicated.

	Year ended	Period ended
	October 31,	October 31,
	2007	2006(a)
Net Asset Value, Beginning of Period	$10.93	$10.56
Investment Activities:
Net investment income	0.11	0.13
Net realized and unrealized gains (losses) on investments	0.71	0.24
Total from Investment Activities	0.82	0.37
Distributions:
Net investment income	(0.28)	—
Net realized gains	(0.67)	—
Total Distributions	(0.95)	—
Net Asset Value, End of Period	$10.80	$10.93
Total Return (excludes redemption charge)(b)	8.05%	3.50%
Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$27	$7
Ratio of expenses to average net assets(c)	1.83%	1.95%
Ratio of net investment income to average net assets(c)	1.72%	1.97%
Ratio of expenses to average net assets(c)(d)	2.71%	2.50%
Portfolio turnover(e)	59%	140%

(a)	Class C Shares commenced operations on March 15, 2006.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

52 | Financial Highlights

NestEgg Dow Jones U.S. 2020 Fund
Financial Highlights, Class A Shares

Selected data for a share outstanding throughout the period indicated.

	Year ended	Year ended	Year ended	Year ended	Year ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006(e)	2005	2004	2003(a)
Net Asset Value, Beginning of Period	$11.16	$10.23	$9.85	$9.30	$8.25
Investment Activities:
Net investment income	0.18	0.22	0.14	0.10	0.20
Net realized and unrealized gains on investments	0.91	0.77	0.39	0.57	1.02
Total from Investment Activities	1.09	0.99	0.53	0.67	1.22
Distributions:
Net investment income	(0.19)	(0.06)	(0.15)	(0.12)	(0.17)
Net realized gains	(0.41)	—	—	—	—
Total Distributions	(0.60)	(0.06)	(0.15)	(0.12)	(0.17)
Net Asset Value, End of Period	$11.65	$11.16	$10.23	$9.85	$9.30
Total Return (excludes sales charge)	10.19%	9.68%	5.35%	7.19%	15.12%
Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$351	$269	$259	$184	$81
Ratio of expenses to average net assets(b)	1.35%	1.48%	1.53%	1.44%	1.46%
Ratio of net investment income to average net assets	1.67%	1.93%	1.36%	1.12%	0.78%
Ratio of expenses to average net assets(b)(c)	1.74%	1.89%	2.26%	2.17%	2.21%
Portfolio turnover(d)	66%	161%	35%	44%	67%

(a)	Class A Shares commenced operations on November 1, 2002.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. (e) Prior to March 2, 2006, the Class A Shares were named Premium Shares.

Financial Highlights | 53

NestEgg Dow Jones U.S. 2020 Fund
Financial Highlights, Class C Shares

Selected data for a share outstanding throughout the period indicated.

	Year ended	Period ended
	October 31,	October 31,
	2007	2006(a)
Net Asset Value, Beginning of Period	$11.13	$10.78
Investment Activities:
Net investment income	0.13	0.10
Net realized and unrealized gains (losses) on investments	0.91	0.25
Total from Investment Activities	1.04	0.35
Distributions:
Net investment income	(0.17)	—
Net realized gains	(0.41)	—
Total Distributions	(0.58)	—
Net Asset Value, End of Period	$11.59	$11.13
Total Return (excludes redemption charge)(b)	9.68%	3.25%
Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$8	$7
Ratio of expenses to average net assets(c)	1.85%	1.95%
Ratio of net investment income to average net assets(c)	1.18%	1.43%
Ratio of expenses to average net assets(c)(d)	2.25%	2.22%
Portfolio turnover(b)(e)	66%	161%

(a)	Class C Shares commenced operations on March 15, 2006.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

54 | Financial Highlights

NestEgg Dow Jones U.S. 2030 Fund
Financial Highlights, Class A Shares

Selected data for a share outstanding throughout the period indicated.

	Year ended	Year ended	Year ended	Year ended	Year ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006(e)	2005	2004	2003(a)
Net Asset Value, Beginning of Period	$11.35	$10.36	$9.78	$9.11	$7.84
Investment Activities:
Net investment income	0.09	0.12	0.09	0.06	0.15
Net realized and unrealized gains on investments	1.24	1.00	0.59	0.67	1.26
Total from Investment Activities	1.33	1.12	0.68	0.73	1.41
Distributions:
Net investment income	(0.10)	(0.05)	(0.10)	(0.06)	(0.14)
Net realized gains	(1.28)	(0.08)	—	—	—
Total Distributions	(1.38)	(0.13)	(0.10)	(0.06)	(0.14)
Net Asset Value, End of Period	$11.30	$11.35	$10.36	$9.78	$9.11
Total Return (excludes sales charge)	12.83%	10.95%	6.96%	8.00%	18.27%
Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$524	$386%	$252	$161	$104%
Ratio of expenses to average net assets(b)	1.38%	1.48%	1.55%	1.55%	1.55%
Ratio of net investment income to average net assets	0.88%	1.10%	0.86%	0.46%	0.27%
Ratio of expenses to average net assets(b)(c)	1.95%	2.05%	2.42%	2.29%	2.36%
Portfolio turnover(d)	72%	165%	43%	49%	77%

(a)	Class A Shares commenced operations on November 1, 2002.
(b)	Does not include expenses of the investment companies in which the Fund invests.
(c)	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Prior to March 2, 2006, the Class A Shares were named Premium Shares.

Financial Highlights | 55

NestEgg Dow Jones U.S. 2030 Fund
Financial Highlights, Class C Shares

Selected data for a share outstanding throughout the period indicated.

	Year ended	Period ended
	October 31,	October 31,
	2007	2006(a)
Net Asset Value, Beginning of Period	$11.31	$11.00
Investment Activities:
Net investment income	0.04	0.03
Net realized and unrealized gains (losses) on investments	1.22	0.28
Total from Investment Activities	1.26	0.31
Distributions:
Net investment income	(0.06)	—
Net realized gains	(1.28)	—
Total Distributions	(1.34)	—
Net Asset Value, End of Period	$11.23	$11.31
Total Return (excludes redemption charge)(b)	12.14%	2.82%
Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$10	$7
Ratio of expenses to average net assets(c)	1.87%	1.95%
Ratio of net investment income to average net assets(c)	0.37%	0.42%
Ratio of expenses to average net assets(c)(d)	2.45%	2.40%
Portfolio turnover(b)(e)	72%	165%

(a)	Class C Shares commenced operations on March 15, 2006.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

56 | Financial Highlights

NestEgg Dow Jones U.S. 2040 Fund
Financial Highlights, Class A Shares

Selected data for a share outstanding throughout the period indicated.

	Year ended	Year ended	Year ended	Year ended	Year ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006(e)	2005	2004	2003(a)
Net Asset Value, Beginning of Period	$11.57	$10.34	$9.60	$8.86	$7.38
Investment Activities:
Net investment income	0.06	0.08	0.05	0.01	(0.01) (f)
Net realized and unrealized gains on investments	1.42	1.20	0.78	0.78	1.61
Total from Investment Activities	1.48	1.28	0.83	0.79	1.60
Distributions:
Net investment income	(0.05)	(0.05)	(0.09)	(0.05)	(0.12)
Net realized gains on investment transactions	(1.37)	—	—	—	—
Total Distributions	(1.42)	(0.05)	(0.09)	(0.05)	(0.12)
Net Asset Value, End of Period	$11.63	$11.57	$10.34	$9.60	$8.86
Total Return (excludes sales charge)	14.11%	12.38%	8.63%	8.88%	22.06%
Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$783	$637	$395	$231	$16
Ratio of expenses to average net assets(b)	1.40%	1.48%	1.55%	1.55%	1.55%
Ratio of net investment income to average net assets	0.49%	0.65%	0.40%	0.06%	(0.18% )
Ratio of expenses to average net assets(b)(c)	1.91%	2.02%	2.41%	2.28%	2.39%
Portfolio turnover(d)	70%	164%	48%	57%	91%

(a)	Class A Shares commenced operations on November 1, 2002.
(b)	Does not include expenses if the investment companies in which the Fund invests.
(c)	During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Prior to March 2, 2006, Class A Shares were named Premium Shares.
(f)	Net Investment income per share calculated using average shares method.

Financial Highlights | 57

NestEgg Dow Jones U.S. 2040 Fund
Financial Highlights, Class C

Selected data for a share outstanding throughout the period indicated.

	Year ended	Year ended
	October 31,	October 31,
	2007	2006(a)
Net Asset Value, Beginning of Period	$11.54	$11.23
Investment Activities:
Net investment income	— *	— *
Net realized and unrealized gains (losses) on investments	1.42	0.31
Total from Investment Activities	1.42	0.31
Distributions:
Net investment income	(0.02)	—
Net realized gains	(1.37)	—
Total Distributions	(1.39)	—
Net Asset Value, End of Period	$11.57	$11.54
Total Return (excludes redemption charge)(b)	13.49%	2.76%
Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$18	$7
Ratio of expenses to average net assets(c)	1.89%	1.95%
Ratio of net investment income to average net assets(c)	(0.09% )	(0.01% )
Ratio of expenses to average net assets(c)(d)	2.42%	2.35%
Portfolio turnover(b)(e)	70%	164%

*	Less than $0.005 per share.
(a)	Class C Shares commenced operations on March 15, 2006.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

58 | Financial Highlights

SERVICE PROVIDERS

  Management and support services are provided to the Funds by several organizations.

          Investment Adviser and Administrator:
          American Independence Financial Services, LLC
          335 Madison Avenue, Mezzanine
          New York, New York 10017

          Custodian: INTRUST Bank NA
          105 North Main Street
          Wichita, Kansas 67202

          Transfer Agent: Boston Financial Data Services
          30 Dan Road
          Canton, Massachusetts 02021

          Distributor: Foreside Distribution Services, L.P.
          Ground Floor
          Two Portland Square
          Portland, Maine 04101

Service Providers | 59

NOTICE OF PRIVACY POLICY & PRACTICES

American Independence Funds Trust recognizes and respects the privacy concerns and expectations of our customers(1).

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the NestEgg Dow Jones Target Date Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

>   Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

>   Account History, including information about the transactions and balances in a customer’s accounts; and

>   Correspondence, written, telephonic or electronic between a customer and NestEgg Dow Jones Target Date Funds or service providers to the NestEgg Dow Jones Target Date Funds.

Disclosure of Customer Information

We may disclose all of the information described above to certain third parties who are not affiliated with the NestEgg Dow Jones Target Date Funds under one or more of these circumstances:

>   As Authorized — if you request or authorize the disclosure of the information.

>   As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the NestEgg Dow Jones Target Date Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

>   Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security of Customer Information

We require service providers to the NestEgg Dow Jones Target Date Funds:

>   to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the NestEgg Dow Jones Target Date Funds; and

>   to maintain physical, electronic and procedural safeguards that comply with Federal standards to guard non-public personal information of customers of the NestEgg Dow Jones Target Date Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the NestEgg Dow Jones Target Date Funds.
____________________

(1)  For purposes of this notice, the terms "customer" or "customers" includes individuals who provide non-public personal information to the NestEgg Dow Jones Target Date Funds, but do not invest in the NestEgg Dow Jones Target Date Funds shares.

60 | Notice of Privacy Policy & Practices

For more information

You will find more information about the Funds in the following documents:

Annual and Semi-Annual Reports The Funds’ annual and semi-annual reports, when available will contain additional information on each Fund’s investments. In the annual report you will find a discussion of the market conditions and investment strategies that had a significant effect on the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI) The SAI contains detailed information about the Funds including their operations and investment policies. It is incorporated by reference and is legally considered to be a part of this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling 1-888-266-8787, visiting the Funds’ website at www.nesteggfunds.com or writing to:

NestEgg Dow Jones Target Date Funds
335 Madison Avenue, Mezzanine
New York, NY 10017
1-866-410-2006
www.nesteggfunds.com

If you buy your shares through a financial institution, you may contact your institution for more information.

>  You may review and obtain copies of the Funds’ documents by visiting the Public Reference Room at the Securities and Exchange Commission (the “Commission”) in Washington, DC. You may also obtain copies of the Funds’ documents after paying a duplicating fee by writing to the Commission’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090.

>  Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

The Funds’ Investment Company Act File No. is 811-21757.

NE A&C 3108

March 1, 2008
INSTITUTIONAL CLASS

	NestEgg Dow Jones Target Date Funds	Prospectus
2010
2015
2020
2030
2040

Based on the Dow Jones Target Date Indexes.

NOT FDIC Insured. May lose value. No bank guarantee.

The Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

American Independence Financial Services, LLC is a limited liability company. “Dow Jones,” “Dow Jones Indexes” "Dow Jones U.S. Target Date Indexes" and “Dow Jones Target Date Indexes” are service marks of Dow Jones & Company, Inc. Dow Jones does not sell, nor does it sponsor, endorse, or make any recommendation regarding the purchase or sale of any security.

The Notice of Privacy Policy and Practices of the Funds is included with this Prospectus, but is not considered to be a part of the Prospectus.

Inside This Prospectus

Descriptions of each Fund’s goal, strategy, and main risks, along with information on costs, the individuals who manage the Funds, and the past performance of the indexes the Funds are intended to track.

About the Funds	NestEgg Dow Jones Target Date Funds	1
	NestEgg Dow Jones 2010 Fund	6
	NestEgg Dow Jones 2015 Fund	11
	NestEgg Dow Jones 2020 Fund	16
	NestEgg Dow Jones 2030 Fund	21
	NestEgg Dow Jones 2040 Fund	26
	The Investment Adviser	31

How to Invest	How To Buy Fund Shares	34
	How To Sell and Exchange Fund Shares	36
	Shareholder Services and Policies	38
	Information, instructions, and policies to know about
	your fund account and transactions	40
	Distributions and Taxes	44
	Financial Highlights	46
	Notice of Privacy Policy	52

About the Funds

The NestEgg Dow Jones Target Date Funds are five mutual funds offering distinct investment choices to suit a range of investment goals. Each Fund seeks to track the overall performance of the respective Dow Jones Target Date Index before operating expenses.

Each of the NestEgg Dow Jones Target Date Funds is offered to investors who are saving for a particular goal in life – such as retirement – or need to withdraw a substantial portion of their investment in, or close to, the year named in the Fund’s title.

The Dow Jones Target Date Indexes are a series of Indices designed as benchmarks for multi-asset class portfolios with risk profiles that become more conservative over time. Each Index is a blend of sub-indexes representing three major asset classes (equity, fixed income and cash). The equity asset class currently measures the performance of 9 sub-asset classes and the fixed income asset class currently measures the performance of 4 sub-asset classes. The cash asset class is composed of one Index. Each sub-asset class is represented by an underlying index and is equally weighted with the other sub-asset classes within its major asset class. The methodology of each Dow Jones Target Date Index is designed to measure a theoretical portfolio with declining risk over time by adjusting the weightings among the three major asset classes. The potential risk measured by each Index is controlled by adjusting allocation among the three major asset classes, not by including or excluding asset classes or sub-asset classes and not by adjusting allocations among the sub-asset classes.

The sub-asset classes that currently comprise each major asset class are detailed in the table below:

Major Asset Classes

	Equity Component		Fixed Income Component		Cash Component
Sub-Asset Classes	1.	Dow Jones U.S. Large-Cap	1.	Lehman Brothers Government	1. U.S Treasury Bill
		Growth Index		Bond Index
	2.	Dow Jones U.S. Large-Cap	2.	Lehman Brothers Corporate
		Value Index		Bond Index
	3.	Dow Jones U.S. Mid-Cap	3.	Lehman Brothers U.S. Mortgage
		Growth Index		Backed Securities Index
	4.	Dow Jones U.S. Mid-Cap	4.	Lehman Brothers Majors
		Value Index		(ex-U.S.) Index
	5.	Dow Jones U.S. Small-Cap
Growth Index
	6.	Dow Jones U.S. Small-Cap
Value Index
	7.	Dow Jones Asia/Pacific Index
	8.	Dow Jones Europe/Canada Index
	9.	Dow Jones Institutional
Emerging Markets Index

About the Funds | 1

Approximately 30% of the equity portion of the Funds and 25% of the fixed income portion of the Funds will be in held in securities outside the United States. The Dow Jones Target Date Indices’ systematic reduction of potential risk over time reflects higher levels of potential risk in the Indexes’ early years and lower levels of potential risk in the years immediately prior to the targeted years. At 40 years prior to the target year, the Index’s targeted risk level is set at 90% of the risk of the global equity market[2] for the first five years. The major asset classes are rebalanced monthly within the Index to maximize the weighting to the asset class with the highest historical return at the 90% risk level. At 35 years prior to the target year, the Index begins to reflect reductions in potential risk. A new targeted risk level is calculated each month as a function of the current risk of the equity component and the number of months remaining to the Index’s target year. The monthly risk reductions continue until the index reflects 20% of the equity risk, on December 1 of the year ten years after maturity. Once an index reaches that date, it always reflects 20% of the equity risk.

Years Remaining to Retirement

Dow Jones Portfolio Indexes are the property of Dow Jones & Company. Portfolios benchmarked to these indexes are not sponsored, endorsed or promoted by Dow Jones & Company and Dow Jones makes no representation regarding the advisability of investing in these products.

2 | About the Funds

As each Fund reaches the stated target date, Fund assets will be invested in an allocation strategy that will be approximately 28% of the risk of the equity markets. The Fund will continue to decrease its equity exposure for ten years after the target date and at that point will be held at approximately 20% of the risk of the equity markets.

The Funds will pursue their objectives by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds’ portfolio managers use quantitative analysis techniques to structure the Funds to obtain a high correlation to the Dow Jones Target Date Indexes, while keeping the Funds as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the Dow Jones Target Date Indexes as closely as possible, the Funds invest in a statistically selected sample of the securities found in the Dow Jones Target

Date Indexes, using a process known as ‘optimization.’ This process selects stocks for the Funds so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the Dow Jones Target Date Indexes. Over the long term, the Funds seek a correlation between the performance of the Funds, before expenses, and the Dow Jones Target Date Indexes of 95% or better. A figure of 100% would indicate perfect correlation.

Principal Investments

Under normal circumstances, the Funds intend to invest at least 80% of their assets, determined at the time of purchase, in securities included in the Dow Jones Target Date Indexes and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Dow Jones Target Date Indexes.

The Funds’ securities are weighted to attempt to make the Funds’ total investment characteristics similar to those of the Dow Jones Target Date

Indexes as a whole. The Funds may exclude or remove any stock from the Fund if the Funds believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the portfolio managers may purchase a stock not included in the Dow Jones Target Date Indexes when it is believed to be a cost-efficient way of approximating the Dow Jones Target Date Indexes’ performances or in an effort to satisfy the investment needs of shareholders. For example, it may do so in anticipation of a stock being added to the Dow Jones Target Date Indexes. The Funds may hold assets in short-term debt securities or money market instruments for liquidity purposes. The Funds may lend their investment securities up to 30% of their total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

About the Funds | 3

PORTFOLIO MANAGERS

The Funds’ portfolio managers are responsible for the day-to-day management of the Funds. The Funds are co-managed by Mr. Robert A. Campbell and Mr. Eric M. Rubin.

Robert A. Campbell, CFA, Vice President and Portfolio Manager joined American Independence Financial Services in March, 2006. Mr. Campbell is also President of American Independence Financial Counselors, LLC, a wholly owned subsidiary of AIFS. Prior to joining AIFS, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (the previous sub-adviser to the Kansas Tax-Exempt Bond Fund) since August 2000, where he was the portfolio manager of the Kansas Tax-Exempt Bond Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996). While at First Commerce Investors, Mr. Campbell managed two (2) fixed income mutual funds. One was a state specific municipal bond fund and the other was an intermediate taxable bond fund.

Mr. Rubin, President of the Funds, is a founding member of AIFS and President of AIFS since February, 2005. Prior to 2005, Mr. Rubin was Vice President of ING Financial Partners from June 2004 to January 2005, Senior Vice President of Mercantile Capital Advisers from

April 2003 to April 2004, Senior Vice President, DST International from January 2002 to April 2003 and President of EMR Financial Services from June 2000 to February 2001.

For additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the funds he manages, please consult the SAI.

4 | About the Funds

Market capitalization     The total market value of all shares owned by investors. Market capitalization may be measured for an individual company, a group of companies, or a stock market as a whole. Terms such as “small cap” and “large cap” refer to stocks with small and large total market values, respectively. “Float adjusted” market capitalization measures only those shares that are readily available for trading.

Growth stocks     Stocks that appear to have above-average potential for growth in revenue, earnings and stock price over time.

Value stocks     Stocks whose market price appears low in light of certain other measures of worth, such as book value, recent earnings, or earnings growth.

Investment process

In an effort to run an efficient and effective strategy, instead of purchasing all of the securities of the Dow Jones Target Date Indexes, the Funds use the process of ‘optimization,’ a statistical sampling technique. The sampling method could cause the portfolio to overweight or underweight securities held with respect to the Dow Jones Target Date Indexes. Using cash flows and risk assessments as determinants, the Funds first purchase securities with larger weightings as established by the Dow Jones Target Date Indexes, and then systematically add lesser weighted securities until an optimal point where the Adviser believes replication of the characteristics of the indexes are achieved without incurring unnecessary transaction costs.

Before investing, you should carefully consider your investment goals, your time horizon, and your tolerance for risk. This knowledge can be helpful in identifying the Fund(s) in this prospectus that may most closely match your investing needs.

Remember that mutual funds are investments, not bank deposits. They are not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

“Dow Jones,” “Dow Jones Target Date Indexes,” “Dow Jones Style Indexes,” “Dow Jones Target 2010 Index,” “Dow Jones Target 2015 Index,” “Dow Jones Target 2020 Index,” “Dow Jones Target 2030 Index,” and “Dow Jones Target 2040 Index” are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by American Independence Financial Services, LLC. The NestEgg Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).

About the Funds | 5

TICKER SYMBOL |	NECSX
CUSIP NUMBER |	026762849

NESTEGG DOW JONES TARGET DATE FUNDS

NestEgg Dow Jones 2010 Fund

The Fund seeks to provide capital appreciation and
current income consistent with its current asset allocation.

MAIN STRATEGIES

The Fund’s fundamental strategy is to seek to track the overall performance of the Dow Jones Target 2010 Index (2010 Index), before operating expenses. Although the Adviser does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the sub-indexes which comprise the Dow Jones Target Date Indexes. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through master portfolios.

Main types of securities the Fund may hold

>    Common stocks of companies traded on major stock exchanges

>    Fixed income securities included in the Lehman Government, Corporate, and Mortgage Bond Indexes

>    Short term money market securities

>    Exchange-traded funds (“ETFs”) that provide exposure to one or more Dow Jones Style Indexes, the Lehman Bond Indexes, or derivatives that serve this same purpose such as options and futures. To the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF.

The Fund may use statistical sampling techniques in seeking to track the performance of the 2010 Index. The Fund intends to adjust its holdings to reflect any changes arising from changes in the composition of the 2010 Index.

Fund Asset Allocation

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg Dow Jones 2010 Fund are expected to be rebalanced monthly.

Although major changes tend to be rare, the Fund’s fundamental strategy can only be changed by a vote of the majority of the Fund’s outstanding shares.

Major policies/limits

>    Under normal circumstances, the Fund allocates at least 4% of its assets to each of the major asset classes (stocks, bonds, and cash). However, the Fund may fall below the 4% requirement due to fluctuations in allocations within the benchmarked index, market conditions, capital stock activity, and investment decisions made by the Fund’s Portfolio Manager.

>    The Fund intends to remain fully invested at all times, and does not intend to make more defensive investments in adverse market conditions

>    The Fund may engage in securities lending.

>    The Fund may not invest in securities of any registered investment company except to the extent permitted under the Investment Company Act of 1940.

This Fund may interest investors who have short to medium time horizons, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2010.

6 | NestEgg Dow Jones 2010 Fund

MAIN RISKS

Stock Market Risk     Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Style Risk     Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests in both types of stocks, its performance may lag whichever category performs best during a given period.

Mid- and Small-Cap Risk     Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

Index Risk     Because the Fund uses an indexing strategy, your money remains fully exposed to market conditions (as measured by the index) during market declines. In addition, the Fund could underperform the 2010 Index over the short or long term. Reasons for this include the effects of Fund expenses and transaction costs; differences between the stocks and bonds (and their weightings) in the 2010 Index and in the Fund’s portfolio; and the timing and magnitude of shareholder transactions in Fund shares.

Interest Rate Risk     When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund’s bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Prepayment Risk     Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Credit Risk     The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

Derivatives Risk     Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the Fund’s expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Fund could lose money if the counterparty to the derivative fails to honor its contractual obligation.

NestEgg Dow Jones 2010 Fund | 7

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the NestEgg Capital Preservation Fund (the “predecessor fund”) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, but has not been restated to reflect differences in expenses. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. For the period from November 1, 2002 through the date of reorganization, the predecessor fund operated as a “fund of funds.” Prior to November 1, 2002, the predecessor fund operated under a “master-feeder” structure.

The Fund’s past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

FUND PERFORMANCE

Set forth below is performance information for the Fund. The Chart shows how the Fund’s total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS — INSTITUTIONAL CLASS(1)

Best quarter:	6.55%	Q2 ’03
Worst quarter:	(4.37)%	Q3 ’02

(1) These figures are for the year ended December 31 of each year.

8 | NestEgg Dow Jones 2010 Fund

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years
		Ended	Ended
		December 31,	December 31,	Since
INSTITUTIONAL CLASS	Inception	2007	2007	Inception(1)
Return Before Taxes	January 4, 1999	5.64%	6.61%	4.65%
Return After Taxes(2)
on Distributions		3.91%	5.11%	3.31%
Return After Taxes(2)
on Distributions
and Sale of Shares		3.95%	4.97%	3.30%
Dow Jones
Target
2010 Index		8.12%	8.14%	5.62%
Dow Jones
U.S. Target
2010 Index(3)		5.96%	8.81%	6.21%

(1)   Reflects the inception dates of the predecessor fund.
(2)    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)   Prior to July 2007, the Fund tracked the performance of the Dow Jones U.S. Target 2010 Index.

NestEgg Dow Jones 2010 Fund | 9

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. “Annual Operating Expenses” are deducted from Fund assets, so their effect is included in the Fund’s performance figures.

SHAREHOLDER FEES	Institutional
(fees paid directly from your investment)	Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset
Value at purchase)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.60%
Distribution (12b-1) and Service Fees	None
Other Expenses(1)	2.13%
Total Annual Fund Operating Expenses Before Reductions	2.73%
Expense Reductions(2)	–2.28%
Total Annual Fund Operating Expenses After Reductions	0.45%

1)    Other Expenses are based on estimated amounts for the current fiscal year.
2)    American Independence Financial Services, LLC has contractually agreed to reduce the management fee and reimburse expenses until 3/1/09 in order to keep the Total Annual Fund Operating Expenses at 0.45% for Institutional Class shares. This reduction lowers the expense ratio and increases overall returns to investors.

EXPENSE EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same. It also assumes	that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.		1 Year	3 Years	5 Years	10 Years
		Institutional Class Shares	$46	$630	$1,241	$2,893

10 | NestEgg Dow Jones 2010 Fund

TICKER SYMBOL |	NEONX
CUSIP NUMBER |	026762823

NESTEGG DOW JONES TARGET DATE FUNDS

NestEgg Dow Jones 2015 Fund

The Fund seeks to provide capital appreciation and
current income consistent with its current asset allocation.

MAIN STRATEGIES

The Fund’s fundamental strategy is to seek to track the overall performance of the Dow Jones Target 2015 Index (2015 Index), before operating expenses. Although the Adviser does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the sub-indexes which comprise the Dow Jones Target Date Indexes. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through master portfolios.

Main types of securities the Fund may hold

>    Common stocks of companies traded on major stock exchanges

>    Fixed income securities included in the Lehman Government, Corporate, and Mortgage Bond Indexes

>    Short term Money Market securities

>    Exchange-traded funds (“ETFs”) that provide exposure to one or more Dow Jones Style Indexes, the Lehman Bond Indexes, or derivatives that serve this same purpose such as options and futures. To the extent the Fund invests in ETFs, the Fund will pay the proportionate share of the underlying expenses of the ETF.

The Fund may use statistical sampling techniques in seeking to track the performance of the 2015 Index. The Fund intends to adjust its holdings to reflect any changes arising from changes in the composition of the 2015 Index.

Fund Asset Allocation

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg Dow Jones 2015 Fund are expected to be rebalanced monthly.

Although major changes tend to be rare, the Fund’s fundamental strategy can only be changed by a vote of the majority of the Fund’s outstanding shares.

Major policies/limits

>    Under normal circumstances, the Fund allocates at least 4% of its assets to each of the major asset classes (stocks, bonds, and cash). However, the Fund may fall below the 4% requirement due to fluctuations in allocations within the benchmarked index, market conditions, capital stock activity, and investment decisions made by the Fund’s Portfolio Manager.

>    The Fund intends to remain fully invested at all times, and does not intend to make more defensive investments in adverse market conditions

>    The Fund may engage in securities lending.

>    The Fund may not invest in securities of any registered investment company except to the extent permitted under the Investment Company Act of 1940.

This Fund may interest moderate to conservative investors, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2015.

NestEgg Dow Jones 2015 Fund | 11

MAIN RISKS

Stock Market Risk     Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Style Risk     Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests in both types of stocks, its performance may lag whichever category performs best during a given period.

Mid- and Small-Cap Risk     Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

Index Risk     Because the Fund uses an indexing strategy, your money remains fully exposed to market conditions (as measured by the index) during market declines. In addition, the Fund could underperform the 2015 Index over the short or long term. Reasons for this include the effects of Fund expenses and transaction costs; differences between the stocks and bonds (and their weightings) in the 2015 Index and in the Fund’s portfolio; and the timing and magnitude of shareholder transactions in Fund shares.

Interest Rate Risk     When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund’s bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Prepayment Risk     Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Credit Risk     The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

Derivatives Risk     Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the Fund’s expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Fund could lose money if the counterparty to the derivative fails to honor its contractual obligation.

12 | NestEgg Dow Jones 2015 Fund

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the NestEgg 2010 Fund (the “predecessor fund”) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, but has not been restated to reflect differences in expenses. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. For the period from November 1, 2002 through the date of reorganization, the predecessor fund operated as a “fund of funds.” Prior to November 1, 2002, the predecessor fund operated under a “master-feeder” structure.

The Fund’s past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

FUND PERFORMANCE

Set forth below is performance information for the Fund. The Chart shows how the Fund’s total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS — INSTITUTIONAL CLASS(1)

Best quarter:	8.36%	Q2 ’03
Worst quarter:	(8.46)%	Q3 ’02

(1) These figures are for the year ended December 31 of each year.

NestEgg Dow Jones 2015 Fund | 13

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years
		Ended	Ended
		December 31,	December 31,	Since
INSTITUTIONAL CLASS	Inception	2007	2007	Inception(1)
Return Before Taxes	January 4, 1999	5.77%	7.62%	4.09%
Return After Taxes(2) on Distributions		3.24%	5.76%	2.72%
Return After Taxes(2) on Distributions and Sale of Shares		3.75%	5.53%	2.74%
Dow Jones
Target 2015 Index		9.65%	8.90%	5.55%
Dow Jones
U.S. Target 2015 Index(3)		5.33%	10.21%	6.41%

(1)  Reflects the inception dates of the predecessor fund.
(2)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)  Prior to July 2007, the Fund tracked the performance of the Dow Jones U.S. Target 2015 Index.

14 | NestEgg Dow Jones 2015 Fund

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. “Annual Operating Expenses” are deducted from Fund assets, so their effect is included in the Fund’s performance figures.

SHAREHOLDER FEES	Institutional
(fees paid directly from your investment)	Class C Shares
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset
Value at purchase)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.60%
Distribution (12b-1) and Service Fees	None
Other Expenses(1)	1.10%
Total Annual Fund Operating Expenses Before Reductions	1.70%
Expense Reductions(2)	–1.25%
Total Annual Fund Operating Expenses After Reductions	0.45%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2)

American Independence Financial Services, LLC has contractually agreed to reduce the management fee and reimburse expenses until 3/1/09 in order to keep the Total Annual Fund Operating Expenses at 0.45% for Institutional Class shares. This reduction lowers the expense ratio and increases overall returns to investors.

EXPENSE EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.	It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.		1 Year	3 Years	5 Years	10 Years
		Institutional Class Shares	$46	$413	$805	$1,904

NestEgg Dow Jones 2015 Fund | 15

TICKER SYMBOL |	NETWX
CUSIP NUMBER |	026762799

NESTEGG DOW JONES TARGET DATE FUNDS

NestEgg Dow Jones 2020 Fund

The Fund seeks to provide capital appreciation and
current income consistent with its current asset allocation.

MAIN STRATEGIES

The Fund’s fundamental strategy is to seek to track the overall performance of the Dow Jones Target 2020 Index (2020 Index), before operating expenses. Although the Adviser does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the sub-indexes which comprise the Dow Jones Target Date Indexes. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through master portfolios.

Main types of securities the Fund may hold

>    Common stocks of companies traded on major stock exchanges

>    Fixed income securities included in the Lehman Government, Corporate, and Mortgage Bond Indexes

>    Short term Money Market securities

>    Exchange-traded funds (“ETFs”) that provide exposure to one or more Dow Jones Style Indexes, the Lehman Bond Indexes, or derivatives that serve this same purpose such as options and futures. To the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF.

The Fund may use statistical sampling techniques in seeking to track the performance of the 2020 Index. The Fund intends to adjust its holdings to reflect any changes arising from changes in the composition of the 2020 Index.

Fund Asset Allocation

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg Dow Jones 2020 Fund are expected to be rebalanced monthly.

Although major changes tend to be rare, the Fund’s fundamental strategy can only be changed by a vote of the majority of the Fund’s outstanding shares.

Major policies/limits

>    Under normal circumstances, the Fund allocates at least 4% of its assets to each of the major asset classes (stocks, bonds, and cash). However, the Fund may fall below the 4% requirement due to fluctuations in allocations within the benchmarked index, market conditions, capital stock activity, and investment decisions made by the Fund’s Portfolio Manager.

>    The Fund intends to remain fully invested at all times, and does not intend to make more defensive investments in adverse market conditions

>    The Fund may engage in securities lending.

>    The Fund may not invest in securities of any registered investment company except to the extent permitted under the Investment Company Act of 1940.

This Fund may interest investors who seek long-term total return from a balanced portfolio, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2020.

16 | NestEgg Dow Jones 2020 Fund

MAIN RISKS

Stock Market Risk     Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Style Risk     Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests in both types of stocks, its performance may lag whichever category performs best during a given period.

Mid- and Small-Cap Risk     Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

Index Risk     Because the Fund uses an indexing strategy, your money remains fully exposed to market conditions (as measured by the index) during market declines. In addition, the Fund could underperform the 2020 Index over the short or long term. Reasons for this include the effects of Fund expenses and transaction costs; differences between the stocks and bonds (and their weightings) in the 2020 Index and in the Fund’s portfolio; and the timing and magnitude of shareholder transactions in Fund shares.

Interest Rate Risk     When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund’s bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Prepayment Risk     Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Credit Risk     The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

Derivatives Risk     Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the Fund’s expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Fund could lose money if the counterparty to the derivative fails to honor its contractual obligation.

NestEgg Dow Jones 2020 Fund | 17

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the NestEgg 2020 Fund (the “predecessor fund”) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, but has not been restated to reflect differences in expenses. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. For the period from November 1, 2002 through the date of reorganization, the predecessor fund operated as a “fund of funds.” Prior to November 1, 2002, the predecessor fund operated under a “master-feeder” structure.

The Fund’s past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

FUND PERFORMANCE

Set forth below is performance information for the Fund. The Chart shows how the Fund’s total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS — INSTITUTIONAL CLASS(1)

Best quarter:	10.43%	Q2 ’03
Worst quarter:	(11.69)%	Q3 ’02

(1) These figures are for the year ended December 31 of each year.

18 | NestEgg Dow Jones 2020 Fund

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years
		Ended	Ended
		December 31,	December 31,	Since
INSTITUTIONAL CLASS	Inception	2007	2007	Inception(1)
Return Before Taxes	January 4, 1999	5.54%	9.15%	3.61%
Return After Taxes(2) on Distributions		3.79%	8.08%	2.72%
Return After Taxes(2) on Distributions and Sale of Shares		4.21%	7.48%	1.52%
Dow Jones Target 2020 Index		12.22%	9.88%	5.66%
Dow Jones
U.S. Target 2020 Index(3)		5.06%	11.57%	6.55%

(1)  Reflects the inception dates of the predecessor fund.
(2)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)  Prior to July 2007, the Fund tracked the performance of the Dow Jones U.S. Target 2020 Index.

NestEgg Dow Jones 2020 Fund | 19

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. “Annual Operating Expenses” are deducted from Fund assets, so their effect is included in the Fund’s performance figures.

SHAREHOLDER FEES	Institutional
(fees paid directly from your investment)	Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset
Value at purchase)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.60%
Distribution (12b-1) and Service Fees	None
Other Expenses(1)	0.64%
Total Annual Fund Operating Expenses Before Reductions	1.24%
Expense Reductions(2)	–0.69%
Total Annual Fund Operating Expenses After Reductions	0.55%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2)

American Independence Financial Services, LLC has contractually agreed to reduce the management fee and reimburse expenses until 3/1/09 in order to keep the Total Annual Fund Operating Expenses at 0.55% for Institutional Class shares. This reduction lowers the expense ratio and increases overall returns to investors.

EXPENSE EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.	It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.		1 Year	3 Years	5 Years	10 Years
		Institutional Class Shares	$56	$325	$615	$1,439

20 | NestEgg Dow Jones 2020 Fund

TICKER SYMBOL |	NETHX
CUSIP NUMBER |	026762773

NESTEGG DOW JONES TARGET DATE FUNDS

NestEgg Dow Jones 2030 Fund

The Fund seeks to provide capital appreciation and
current income consistent with its current asset allocation.

MAIN STRATEGIES

The Fund’s fundamental strategy is to seek to track the overall performance of the Dow Jones Target 2030 Index (2030 Index), before operating expenses. Although the Adviser does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the sub-indexes which comprise the Dow Jones Target Date Indexes. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through master portfolios.

Main types of securities the Fund may hold

>    Common stocks of companies traded on major stock exchanges

>    Fixed income securities included in the Lehman Government, Corporate, and Mortgage Bond Indexes

>    Short term Money Market securities

>    Exchange-traded funds (“ETFs”) that provide exposure to one or more Dow Jones Style Indexes, the Lehman Bond Indexes, or derivatives that serve this same purpose such as options and futures. To the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF.

The Fund may use statistical sampling techniques in seeking to track the performance of the 2030 Index. The Fund intends to adjust its holdings to reflect any changes arising from changes in the composition of the 2030 Index.

Fund Asset Allocation

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg Dow Jones 2030 Fund are expected to be rebalanced monthly.

Although major changes tend to be rare, the Fund’s fundamental strategy can only be changed by a vote of the majority of the Fund’s outstanding shares.

Major policies/limits

>    Under normal circumstances, the Fund allocates at least 4% of its assets to each of the major asset classes (stocks, bonds, and cash). However, the Fund may fall below the 4% requirement due to fluctuations in allocations within the benchmarked index, market conditions, capital stock activity, and investment decisions made by the Fund’s Portfolio Manager.

>    The Fund intends to remain fully invested at all times, and does not intend to make more defensive investments in adverse market conditions

>    The Fund may engage in securities lending.

>    The Fund may not invest in securities of any registered investment company except to the extent permitted under the Investment Company Act of 1940.

This Fund may interest investors who have a long-term horizon, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2030.

NestEgg Dow Jones 2030 | Fund 21

MAIN RISKS

Stock Market Risk     Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Style Risk     Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests in both types of stocks, its performance may lag whichever category performs best during a given period.

Mid- and Small-Cap Risk     Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

Index Risk     Because the Fund uses an indexing strategy, your money remains fully exposed to market conditions (as measured by the index) during market declines. In addition, the Fund could underperform the 2030 Index over the short or long term. Reasons for this include the effects of Fund expenses and transaction costs; differences between the stocks and bonds (and their weightings) in the 2030 Index and in the Fund’s portfolio; and the timing and magnitude of shareholder transactions in Fund shares.

Interest Rate Risk     When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund’s bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Prepayment Risk     Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Credit Risk     The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

Derivatives Risk     Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the Fund’s expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Fund could lose money if the counterparty to the derivative fails to honor its contractual obligation.

22 | NestEgg Dow Jones 2030 Fund

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the NestEgg 2030 Fund (the “predecessor fund”) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service shares prior to the reorganization, but has not been restated to reflect differences in expenses. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. For the period from November 1, 2002 through the date of reorganization, the predecessor fund operated as a “fund of funds.” Prior to November 1, 2002, the predecessor fund operated under a “master-feeder” structure.

The Fund’s past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

FUND PERFORMANCE

Set forth below is performance information for the Fund. The Chart shows how the Fund’s total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS — INSTITUTIONAL CLASS(1)

Best quarter:	13.26%	Q2 ’03
Worst quarter:	(13.79)%	Q3 ’02

(1) These figures are for the year ended December 31 of each year.

NestEgg Dow Jones 2030 Fund | 23

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years
		Ended	Ended
		December 31,	December 31,	Since
INSTITUTIONAL CLASS	Inception	2007	2007	Inception(1)
Return Before Taxes	January 4, 1999	5.54%	10.70%	3.50%
Return After Taxes(2)
on Distributions		3.80%	9.47%	2.75%
Return After Taxes(2)
on Distributions
and Sale of Shares		4.51%	8.94%	2.78%
Dow Jones
Target
2030 Index		15.89%	11.33%	5.88%
Dow Jones
U.S. Target
2030 Index(3)		4.43%	13.62%	6.72%

(1) Reflects the inception dates of the predecessor fund.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) Prior to July 2007, the Fund tracked the performance of the Dow Jones U.S. Target 2030 Index.

24 | NestEgg Dow Jones 2030 Fund

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. “Annual Operating Expenses” are deducted from Fund assets, so their effect is included in the Fund’s performance figures.

SHAREHOLDER FEES	Institutional
(fees paid directly from your investment)	Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage of
offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset
Value at purchase)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.60%
Distribution (12b-1) and Service Fees	None
Other Expenses(2)	0.84%
Total Annual Fund Operating Expenses Before Reductions	1.44%
Expense Reductions(3)	–0.74%
Total Annual Fund Operating Expenses After Reductions	0.70%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2)

American Independence Financial Services, LLC has contractually agreed to reduce the management fee and reimburse expenses until 3/1/09 in order to keep the Total Annual Fund Operating Expenses at 0.70% for Institutional Class shares. This reduction lowers the expense ratio and increases overall returns to investors.

EXPENSE EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.	It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.		1 Year	3 Years	5 Years	10 Years
		Institutional Class Shares	$72	$383	$716	$1,660

NestEgg Dow Jones 2030 Fund | 25

TICKER SYMBOL |	NEFYX
CUSIP NUMBER |	026762757

NESTEGG DOW JONES TARGET DATE FUNDS

NestEgg Dow Jones 2040 Fund

The Fund seeks to provide capital appreciation and
current income consistent with its current asset allocation.

MAIN STRATEGIES

The Fund’s fundamental strategy is to seek to track the overall performance of the Dow Jones Target 2040 Index (2040 Index), before operating expenses. Although the Adviser does not currently intend to do so, at some time in the future, the Fund may also seek to achieve its objective by investing in a set of underlying Master Portfolios each representing various asset classes and sectors which are representative of the sub-indexes which comprise the Dow Jones Target Date Indexes. If the Fund was to do this, it would bear a portion of the underlying portfolio’s expenses. Shareholders would be notified in advance in the event the Fund was to achieve its objective by investing through master portfolios.

Main types of securities the Fund may hold

>    Common stocks of companies traded on major stock exchanges

>    Fixed income securities included in the Lehman Government, Corporate, and Mortgage Bond Indexes

>    Short term Money Market securities

>    Exchange-traded funds (“ETFs”) that provide exposure to one or more Dow Jones Style Indexes, the Lehman Bond Indexes, or derivatives that serve this same purpose such as options and futures. To the extent the Fund invests in ETFs the Fund will pay the proportionate share of the underlying expenses of the ETF.

The Fund may use statistical sampling techniques in seeking to track the performance of the 2040 Index. The Fund intends to adjust its holdings to reflect any changes arising from changes in the composition of the 2040 Index.

Fund Asset Allocation

The Fund’s asset allocation will become more conservative over time by decreasing equity exposure as the Fund approaches its target date. The assets of the NestEgg Dow Jones 2040 Fund are expected to be rebalanced monthly.

Although major changes tend to be rare, the Fund’s fundamental strategy can only be changed by a vote of the majority of the Fund’s outstanding shares.

Major policies/limits

>    Under normal circumstances, the Fund allocates at least 4% of its assets to each of the major asset classes (stocks, bonds, and cash). However, the Fund may fall below the 4% requirement due to fluctuations in allocations within the benchmarked index, market conditions, capital stock activity, and investment decisions made by the Fund’s Portfolio Manager.

>    The Fund intends to remain fully invested at all times, and does not intend to make more defensive investments in adverse market conditions

>    The Fund may engage in securities lending.

>    The Fund may not invest in securities of any registered investment company except to the extent permitted under the Investment Company Act of 1940.

This Fund may interest investors who have a long-term horizon, or investors who may be saving for a particular goal in life and may need to withdraw a substantial portion of their investment in, or around, the year 2040.

26 | NestEgg Dow Jones 2040 Fund

MAIN RISKS

Stock Market Risk     Stock prices change daily, and may rise or fall in response to business, political, or economic news. Declines in the market may occur rapidly or slowly, and may be short- or long-lived. The Fund’s share price changes with the value of the Fund’s securities, and when you sell shares they may be worth more or less than what you paid for them.

Style Risk     Growth stocks and value stocks tend to perform differently in different markets. Because the Fund invests in both types of stocks, its performance may lag whichever category performs best during a given period.

Mid- and Small-Cap Risk     Because midsized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies, and may move in a different direction than the broader market. Shares of small companies in particular may be thinly traded, making them potentially less easy to buy or sell at a desired time or price. Rising interest rates and changes in key personnel may hurt small businesses more than large ones.

Index Risk     Because the Fund uses an indexing strategy, your money remains fully exposed to market conditions (as measured by the index) during market declines. In addition, the Fund could underperform the 2040 Index over the short or long term. Reasons for this include the effects of Fund expenses and transaction costs; differences between the stocks and bonds (and their weightings) in the 2040 Index and in the Fund’s portfolio; and the timing and magnitude of shareholder transactions in Fund shares.

Interest Rate Risk     When interest rates rise, market prices of bonds generally fall, which could hurt the total return of the Fund’s bond allocation. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities, mortgage securities, and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price.

Prepayment Risk     Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Credit Risk     The Fund’s bond allocation could perform poorly if the credit quality of its bonds declines, or if a bond goes into default. Hard economic times, corporate malfeasance, and incorrect assessment of risks are among the types of factors that could cause a decline in credit quality.

Derivatives Risk     Derivatives, including futures and options, could produce losses that are substantially greater than the amount invested. Derivatives could also add to the Fund’s expenses or eliminate some opportunities for gains. With some derivatives, there is also a risk that the Fund could lose money if the counterparty to the derivative fails to honor its contractual obligation.

NestEgg Dow Jones 2040 Fund | 27

PREDECESSOR FUND

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the NestEgg 2040 Fund (the “predecessor fund”) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carryforward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, but has not been restated to reflect differences in expenses. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. For the period from November 1, 2002 through the date of reorganization, the predecessor fund operated as a “fund of funds.” Prior to November 1, 2002, the predecessor fund operated under a “master-feeder” structure.

The Fund’s past performance does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.

FUND PERFORMANCE

Set forth below is performance information for the Fund. The Chart shows how the Fund’s total return (not including any deduction for sales charges) has varied from year to year. The table shows average total return for the Fund over time compared to a broad based market index. The bar chart gives you an indication of the risks of investing in the Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results.

PERFORMANCE BAR CHART AND TABLE YEAR-BY-YEAR TOTAL RETURNS — INSTITUTIONAL CLASS(1)

Best quarter:	16.12%	Q2 ’03
Worst quarter:	(15.94)%	Q3 ’02

(1) These figures are for the year ended December 31 of each year.

28 | NestEgg Dow Jones 2040 Fund

		AVERAGE ANNUAL TOTAL RETURNS
		One Year	Five Years
		Ended	Ended
		December 31,	December 31,	Since
INSTITUTIONAL CLASS	Inception	2007	2007	Inception(1)
Return Before Taxes	January 4, 1999	5.06%	12.24%	3.38%
Return After Taxes(2) on Distributions		3.29%	11.15%	2.74%
Return After Taxes(2) on Distributions and Sale of Shares		4.33%	10.49%	2.77%
Dow Jones Target 2040 Index		17.37%	11.96%	6.19%
Dow Jones U.S. Target 2040 Index(3)		4.04%	14.23%	6.83%

(1)	Reflects the inception dates of the predecessor fund.
(2)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Prior to July 2007, the Fund tracked the performance of the Dow Jones U.S. Target 2040 Index.

NestEgg Dow Jones 2040 Fund | 29

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here. Each of the share classes described in this prospectus has its own cost structure. “Annual Operating Expenses” are deducted from Fund assets, so their effect is included in the Fund’s performance figures.

SHAREHOLDER FEES	lnstitutional
(fees paid directly from your investment)	Class Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (as a percentage of the Net Asset Value at purchase)	None
ANNUAL FUND OPERATING EXPENSES
Management Fee	0.60%
Distribution (12b-1) and Service Fees	None
Other Expenses(1)	0.80%
Total Annual Fund Operating Expenses Before Reductions	1.40%
Expense Reductions(2)	–0.65%
Total Annual Fund Operating Expenses After Reductions	0.75%

(1)	Other Expenses are based on estimated amounts for the current fiscal year.
(2)

American Independence Financial Services, LLC has contractually agreed to reduce the management fee and reimburse expenses until 3/1/09 in order to keep the Total Annual Fund Operating Expenses at 0.75% for Institutional Class shares. This reduction lowers the expense ratio and increases overall returns to investors.

EXPENSE EXAMPLE

Based on the costs above, this example helps you compare the expenses of each share class with those of other mutual funds. The example assumes the expenses above remain the same.	It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses may be different.		1 Year	3 Years	5 Years	10 Years
		Institutional Class Shares	$77	$379	$704	$1,623

30 | NestEgg Dow Jones 2040 Fund

Additional Risks of the Nestegg Dow Jones Target Date Funds

Management risk     The Funds’ performance could be hurt if the Funds’ management improperly executes the Funds’ strategies.

Methodology risk     The Funds could lag the overall market or certain other types of funds during times when stocks that the indexes seek to exclude, such as those with a combination of growth and value characteristics, lead the market.

Capitalization weighting risk     Large-cap stocks represent the great majority of the stock markets’ market capitalization, or total worth (in Dow Jones’ definition, typically over 70%). Accordingly, a capitalization-weighted broad market index, such as the S&P 500, is strongly affected by the performance of large-cap stocks, and much less affected by the performance of mid- and small-cap stocks.

In comparison, by seeking to maintain equal equity exposure to the large-, mid-, and small-cap categories, the Funds will be more strongly influenced by the performance of mid- and small-cap stocks and less strongly influenced by the performance of large-cap stocks. As a result, the Funds’ risks and returns could be substantially different from those of a capitalization-weighted index, or an index fund that seeks to track the value of this type of index.

Repurchase agreement risk     Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment in a Fund to decline.

Securities lending risk     To earn additional income, the Funds may lend their securities to qualified financial institutions. Although these loans are fully collateralized, a Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged.

The Board of Trustees has approved Securities Lending Agreements with the Custodians. Net revenue from securities lending activity will be used to offset the Funds’ custodian expenses and to pay the cost of other operating expenses for the Funds. The net cost of the Funds’ operating expenses less the net securities lending revenue will be used to calculate the Funds’ expense limitations.

Dow Jones disclaimer     “Dow Jones,” “Dow Jones Target Date Indexes,” “Dow Jones Style Indexes,” “Dow Jones Target 2010 Index,” “Dow Jones Target 2015 Index,” “Dow Jones Target 2020 Index,” “Dow Jones Target 2030 Index,” “Dow Jones Target 2040 Index,” "Dow Jones U.S. Target 2010 Index," "Dow Jones U.S. Target 2015 Index," "Dow Jones U.S. Target 2020 Index," "Dow Jones U.S. Target 2030 Index" and "Dow Jones U.S. Target 2040 Index" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by American Independence Financial Services, LLC. The NestEgg Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).

The Investment Adviser

The investment adviser for these Funds is American Independence Financial Services, LLC (“AIFS”). AIFS is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940. AIFS is based at 335 Madison Avenue, Mezzanine, New York, NY 10017.

Under the supervision of the Board of Trustees, AIFS is responsible for managing each Fund’s portfolio in accordance with each Fund’s goal and policies. In exchange for providing these services, AIFS receives a management fee from each Fund. The management fee for each Fund is 0.60% of average daily net assets. AIFS has agreed to waive a portion of its management fee and reimburse expenses in order to maintain the Funds’ total operating expenses at not more than the following percentages of average annual net assets of the Institutional share class through March 1, 2009:

NestEgg Dow Jones  2010  0.45%
NestEgg Dow Jones  2015  0.45%
NestEgg Dow Jones  2020  0.55%
NestEgg Dow Jones  2030  0.70%
NestEgg Dow Jones  2040  0.75%

Through a licensing agreement with Dow Jones, AIFS has obtained the right to offer investment products based on the Dow Jones Target Date Indexes, and to obtain information and assistance in order to facilitate the operations of the Funds.

Additional Risks of the NestEgg Dow Jones Target Date Funds | 31

How to Invest |

In this section, you will find information on how to invest in the Funds, including how to buy, sell and exchange Fund shares. It is also the place to look for information on transaction policies, dividends, taxes, and the many services and choices you have as a NestEgg Dow Jones Target Date Funds shareholder.

You can find out more about the topics covered here by contacting the NestEgg Dow Jones Target Date Funds, speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

32 | How to Invest

PURCHASING AND ADDING TO YOUR SHARES

You may purchase shares of the Funds through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Institutional Class shares of the Funds are offered at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of “Institutional Investors”: (1) trusts, or investment management and other fiduciary accounts managed or administered by AIFS or its affiliates or correspondents pursuant to a written agreement, (2) any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by AIFS or its affiliates or correspondents, pursuant to a written agreement, (3) Service Class Shareholders of the former American Independence Funds Trust, and (4) other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts.

All initial investments should be accompanied by a completed Purchase Application, a form of which accompanies this Prospectus. A separate application is required for Individual Retirement Account investments.

The minimum initial investment amount is $3,000,000. The Funds may waive their minimum purchase requirement or may reject a purchase order if it considers it to be in the best interest of the Funds and their shareholders. See “Anti-Money Laundering Program” at the end of this section and the “Market Timing Policies” section.

How to Invest | 33

How To Buy Fund Shares

Use the instructions on these pages if you are investing directly with NestEgg Dow Jones Target Date Funds. If you are investing through a financial advisor, your advisor will be able to give you instructions.

FIRST INVESTMENT	ADDITIONAL INVESTMENTS
By mail or express delivery		REGULAR MAIL

>  Complete and sign an application (if you need an application, you may download it from the web site or call 1-888-266-8787)

>  Send the application to us at the appropriate address, along with an investment check made out to “NestEgg Funds”

>  Make out an investment check to “NestEgg Funds”

>  Return a deposit stub or write a letter that includes your name, account number, the amount of your investment, and the fund name and share class

>  Sign the letter, enclose the check, and mail it to the  appropriate address

NestEgg Dow Jones Target Date Funds P.O. Box 8045 Boston, MA 02266-8045
EXPRESS, REGISTERED,
By wire		OR CERTIFIED
> Call 1-888-266-8787 to obtain instructions for sending your application, and for instructing your bank to wire transfer your investment.	> Please call 1-888-266-8787 for wiring instructions. There is a $1,000 minimum for wiring funds. > Be aware that your bank may charge a fee to wire money	NestEgg Dow Jones Target Date Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021

By phone		*NOTE:
> Initial investments cannot be made by phone. Please complete and mail an application to the appropriate address.

>  To use this service, call 1-888-266-8787 to verify that the service is in place, then using the voice prompts you may place your purchase order

>  Prior to placing a purchase order by phone via ACH transfer, you must first have your bank account instructions established on your account. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.nesteggfunds.com or call us at 1-888-266-8787 to have one mailed to your address of record. There is a $100 minimum on ACH transfers.

A signature guarantee is required in order to add bank account instructions to your account.

34 | How To Buy Fund Shares

FIRST INVESTMENT	ADDITIONAL INVESTMENTS
Automatic investment plan
> You can enroll in the Automatic Investment Plan by completing the appropriate section on the application.

>  To make changes to your automatic investment plan, call 1-888-266-8787. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.nesteggfunds.com or call us at 1-888-266-8787 to have one mailed to your address of record.

How To Buy Fund Shares | 35

How To Sell Or Exchange Shares

EXCHANGING INTO ANOTHER FUND	SELLING SHARES
Be sure to obtain and read a current prospectus for the Fund you are exchanging into. For additional information please contact us at 1-888-266-8787	Some sell orders, including those for more than $100,000, must be placed in writing with a signature guarantee (see page XX). There is a $25 minimum on exchanging Fund shares.	REGULAR MAIL NestEgg Dow Jones Target Date Funds P.O. Box 8045 Boston, MA 02266-8045

By fax		EXPRESS, REGISTERED,

>  Send a fax to 1-877-513-1129 that includes your account number, the fund name and share class you are exchanging out of, the dollar value or number of shares to be exchanged, and the name and share class of the fund you are exchanging into.

>  Have the fax signed by all account owners, with the name(s) and address exactly as they are on the account.

>  Write a letter that includes your account number, the fund name and share class, and the dollar value or number of share to be sold

>  Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

>  Fax number for Exchanging/Selling/ Update to the Fund is 1-877-513-1129.

OR CERTIFIED
NestEgg Dow Jones Target
Date Funds
c/o Boston Financial
Data Services
30 Dan Road
Canton, MA 02021

*NOTE:

A signature guarantee is required in order to add bank account instructions to your account.

By mail or express delivery

>  Write a letter that includes your account number, the fund name and share class you are exchanging out of, the dollar value or number of shares to be exchanged, and the name and share class of the fund you are exchanging into

>  Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

>  Mail the letter to the appropriate address

>  Write a letter that includes your account number, the fund name and share class, and the dollar value or number of shares to be sold

>  Have the letter signed by all account owners, with the name(s) and address exactly as they are on the account

>  Mail the letter to the appropriate address

36 | How To Sell Or Exchange Shares

EXCHANGING INTO ANOTHER FUND	SELLING SHARES
By phone, wire, or ACH		*NOTE: A signature guarantee is required in order to add bank account instructions to your account. Web site www.nesteggfunds.com
> Call 1-888-266-8787 to request an exchange

>  To use this service, call 1-888-266-8787 to verify that the service is in place, then using the voice prompts you may place your sell order

>  Prior to placing a sell order by phone via wire or ACH transfer, you must first have your bank account instructions established on your account. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.nesteggfunds.com or call us at 1-888-266-8787 to have one mailed to your address of record

>  Telephone redemption to your address of record is available unless you declined it on your application

>  Minimum sell order for wire is $1,000; for ACH transfer $100

Systematic withdrawal plan

>  You can enroll in the systematic withdrawal plan by completing the appropriate section on the application

>  You must have a minimum balance of $10,000 to set up your systematic withdrawal plan. Withdrawals can be for as little as $100 each.

>  To make changes to your systematic withdrawal plan, please call 1-888-266-8787. If you did not select this option when establishing your account, verify that your bank is a member of the Automated Clearing House system. You may then download and complete an Additional Services Request Form* available at www.nesteggfunds. com or call us at 1-888-266-8787 to have one mailed to your address of record

How To Sell Or Exchange Shares | 37

Shareholder Services and Policies

As a NestEgg Dow Jones Target Date Funds shareholder, you have access to a variety of services and privileges that you can tailor to your particular investment needs. Many of these are described below.

There are also a number of policies affecting the ways you do business with us that you may find helpful to know about. The most important of these policies are described following the services.

How much of this service and policy information applies to you will depend on the type of account your NestEgg Dow Jones Target Date Fund shares are held in. For instance, the information on dividends and taxes applies to all investors.

If you are investing through a financial advisor, check the materials you received from them about how to buy and sell shares. In general, you should follow the information in those materials in any case where it is different from what it says in this prospectus. Please note that a financial advisor may charge fees in addition to those charged by the Funds.

OUR “ONE COPY PER
HOUSEHOLD” POLICY

We typically send just one copy of any shareholder report and prospectus to each household. If the members of your household prefer to receive their own copies, please contact your financial advisor, or call 1-888-266-8787.

SHAREHOLDER SERVICES

You can set up many of these services on your initial application. To add services to an existing account, or to modify services you have in place, go to www.nesteggfunds.com and download our Additional Services Request Form or call 1-888-266-8787 and one will be mailed to your address of record.

Tax-advantaged investment plans    A full range of retirement and other tax-advantaged investment plans is available directly from NestEgg Dow Jones Target Date Funds or from your financial advisor, including IRA, SEP, 401(k), Coverdell Education Savings Accounts and pension plans.

All Funds and both share classes are eligible for investment in tax-advantaged accounts.

For information about the plans, including the features, fees, and limitations, go to the web site or call 1-888-266-8787 or speak with your financial advisor. Before choosing and maintaining a tax-deferred plan, you may also want to consult your tax advisor.

Exchange privilege    As a NestEgg Dow Jones Target Date Funds investor, you can exchange all of your shares of one NestEgg Dow Jones Target Date Fund for the same class of shares in any other NestEgg Dow Jones Target Date Fund or American Independence Funds.

38 | Shareholder Services and Policies

Automatic Investment Plan    Investing money regularly is one of the easiest ways to stay on track with your financial goals. Our Automatic Investment Plan lets you set up regular automatic transfers of $25 or more from your bank account into your Fund account. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day) and are automatically invested in the Fund(s) and share class you specify.

To set up your Automatic Investment Plan, download the form online or call 1-888-266-8787. Note that your bank must be a U.S. bank with ACH transfer services, and that you will be responsible for any loss or expense to the Funds if a scheduled transfer cannot be made because of a low bank balance.

Systematic Withdrawal Plan    Our Systematic Withdrawal Plan lets you set up regular withdrawals monthly, bi-monthly, quarterly or annually from your NestEgg Dow Jones Target Date Funds investment. You must have a minimum account balance of $10,000 to set up your Systematic Withdrawal Plan. Withdrawals can be for as little as $100 each. Transfers occur on whatever day of the month you specify (or the next business day, in months when that day is not a business day).

Directed reinvestments    Generally, dividends and capital gains distributions are automatically reinvested in shares of the same Fund and share class that paid the dividend or distribution. If you like, however, you can choose to have your dividends or distributions paid in cash. Simply complete the appropriate section on your new account application.

DOLLAR COST AVERAGING

Dollar cost averaging is a technique that allows you to take advantage of a basic mathematical principle in your investing. You simply invest a fixed dollar amount in a given Fund at regular intervals, such as every month. When share prices are low, your fixed dollar amount buys more shares; when prices are higher, it buys fewer shares. The result is that you have the potential to reduce your average cost per share, since you are buying more shares when the price is low.

Dollar cost averaging has the best chance of working for you when you stick with a regular schedule over time. You should be aware, though, that dollar cost averaging will not prevent you from buying at a market peak, nor will it keep you from losing money in a declining market.

Shareholder Services and Policies | 39

POLICIES ABOUT TRANSACTIONS

Business hours     The Funds are open for business each day the New York Stock Exchange (NYSE) is open. The price of each share class of each NestEgg Dow Jones Target Date Fund is calculated every business day, as of the close of regular trading on the NYSE. The close of trading is typically 4 p.m. Eastern Time, but sometimes can be earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading.

If the NYSE is closed because of an emergency, the Funds could be open for shareholder transactions if the Federal Reserve wire system is open, but they are not required to be open. You can find out if the Funds are open by calling 1-888-266-8787.

Determining when your order will be processed     You can place an order to buy or sell shares at any time. A purchase request received by NestEgg Dow Jones Target Date Funds before the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time) that has been determined to be in “good order” will be processed at that day’s NAV plus any applicable sales charge or redemption fee. Because any order you place through a financial advisor has to be forwarded to NestEgg Dow Jones Target Date Funds before it can be processed, you’ll need to allow extra time. A representative of your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the Transfer Agent in a timely manner.

Paying for shares you buy     Fund shares can only be paid for with U.S. dollars. You can pay for shares with a personal check, bank check, wire transfer, or ACH transfer. Please note that we cannot accept cash, starter checks, money orders, credit card convenience checks, travelers checks or third party checks (checks made out to you and signed over to us).

Wire transaction policies     Wire transactions are generally completed within 24 hours of when you place your order. The Funds can only send wires of $1,000 or more and may only accept wires of $1,000 or more.

Although we do not charge a fee to send or receive wires, your bank might. We recommend that you check in advance with your bank about any wire fees and policies they may have.

IF YOU CANNOT REACH US BY PHONE

Although we strive to provide a high level of service to our investors, during times of extraordinary market activity or other unusual circumstances it may be difficult to reach us by telephone. In such a case, you will need to place orders in writing, as described on page 34.

SELLING SHARES IN TRUST, BUSINESS, OR ORGANIZATION ACCOUNTS

Selling shares in these types of accounts often requires additional documentation. Please call 1-888-266-8787 or contact your financial advisor for more information.

Our Customer Identification Program     To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information (your tax identification number or other government-issued identification number, for example) that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted. If you have applied for a tax identification number, the application must be provided at the time you open or reopen an account and the number submitted within 14 days of the establishment of the account. To the extent permitted by applicable law, the Funds reserve the right to place limits on transactions in your account until your identity is verified.

40 | Shareholder Services and Policies

For your protection, when we receive an order from an investor, we take security precautions such as recording calls or requesting personalized security codes or other information. It is important to understand that as long as we take reasonable steps to ensure that an order to buy or sell shares is genuine, we are not responsible for any losses that may occur.

Your account may have telephone or online transaction privileges. If you do not plan on using these privileges, you can ensure that no one will ever be able to misuse them by declining the telephone and online privileges (either on your application or through subsequent notice to us). Another step you can take to help ensure account security is to verify the accuracy of all confirmation statements from us immediately after you receive them.

Orders that require a signature guarantee     There are several circumstances where you will need to place your order to sell shares in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are:

>    when you want to sell more than $100,000 worth of shares

>    when you want to send the proceeds to a third party

>    when the address or bank of record on the account has changed in the past 60 days

You do not need a signature guarantee if you want money wired or sent ACH transfer to a bank account that is already on file with us. Also, you do not generally need a signature guarantee for an exchange, although we may require one in certain circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from any financial institution that participates in the Stock Transfer Agents Medallion Program (STAMP), including most brokers, banks, savings institutions, and credit unions. Note that you cannot get a signature guarantee from a notary public.

Timing of payment for shares you sell     Ordinarily, when you sell shares, we send out money within one business day of when your order is processed (which may or may not be when it is received), although it could take up to seven days.

There are two main circumstances under which payment to you could be delayed more than seven days:

>    when you are selling shares you bought recently and paid for by check or ACH transfer and your payment has not yet cleared (maximum delay: 10 business days)

>    when unusual circumstances prompt the SEC to permit further delays

If you plan to sell shares soon after buying them, you may want to consider paying by wire to avoid delays in receiving the proceeds when you sell.

How the funds calculate share prices     The price at which you buy and sell shares of these Funds is the net asset value per share (NAV) for the share class and Fund involved. We calculate a NAV for each Fund and share class every day the Funds are open for business. With each Fund, to calculate the NAV for a given share class, we add up the total assets for that share class, subtract its total liabilities, and divide the result by the number of shares outstanding.

Limits on exchanges, purchases, and redemptions     Exchanges are a shareholder privilege, not a right. We may modify or terminate the exchange privilege, giving shareholders 60-days notice if the changes are material. During unusual circumstances we may suspend the exchange privilege temporarily for all shareholders without notice.

At any time and without prior notice, we may suspend, limit, or terminate the exchange privilege of any shareholder who makes more than 12 exchanges in a calendar year or otherwise demonstrates what we believe is a pattern of “market timing.” We may also reject or limit purchase orders, for these or other reasons.

The Funds’ Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders.

The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.

Shareholder Services and Policies | 41

Risks Associated with Excessive or Short-Term Trading     To the extent that the Funds or other agents are unable to curtail excessive trading practices in a Fund, these practices may interfere with the efficient management of a Fund’s portfolio, and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using a line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of a line of credit would correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance; maintenance of a higher level of cash balances would likewise result in lower Fund investment performance during periods of rising markets.

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds reserve the right to reject any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason without prior notice, including, in particular, if they believe the trading activity in the account(s) would be harmful or disruptive to a Fund. If a Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it will request that the shareholder or financial intermediary stop such activities; or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Transfer Agent will restrict purchases or exchanges or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Transfer Agent seek to act in a manner that they believe is consistent with the best interest of all shareholders. The Funds also reserve the right to notify financial intermediaries of a shareholder’s trading activity. The Funds may also permanently ban a shareholder from opening new accounts or adding to existing accounts in the Fund. Transactions placed in violation of the Funds’ excessive trading policy are not deemed accepted by the Funds and may be canceled or revoked by a Fund on the next business day following receipt by the Fund.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Funds to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker or retirement plan administrator, maintains the record of the Fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisors, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients’ transaction and ownership positions that does not identify the particular underlying shareholder(s) to the Fund. If excessive trading is detected in an omnibus account, the Fund may request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Fund generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading by that participant or participants to cease. If excessive trading activity recurs, the Fund may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading (through the use of redemption fees,

42 | Shareholder Services and Policies

for example) cannot eliminate the possibility that such trading activity in a Fund will occur.

How the funds value their holdings     We typically value securities using market quotations or information furnished by a pricing service. However, when market quotations are not available, or when we have reason to believe that available quotations may not be accurate, we may value securities according to methods that are approved by the Funds’ Board of Trustees and which are intended to reflect fair value. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

For example, we may use fair value methods if a security’s value is believed to have been materially affected by a significant event, such as a natural disaster, a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that occurs after the close of the security’s major trading exchange. In such a case, a Fund’s value for a security is likely to be different from the last quoted market or pricing service price.

Share certificates
We do not issue share certificates.

OTHER RIGHTS WE RESERVE

You should be aware that we may do any of the following:

>    reject your account application if you fail to give us a correct Social Security or other tax ID number

>    withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding

>    close your account and send you the proceeds if the value of your account falls below $1,000 as a result of withdrawals (as opposed to market activity); however, before we close your account, we will give you 30-days notice so you can either increase your balance or close your account

>    pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities rather than cash (which typically happens only with very large redemptions); in such a case, you will continue to bear the risks associated with these securities as long as you own them, and when you sell these portfolio securities, you may pay brokerage charges.

>    change, add, or withdraw various services, fees and account policies at any time (for example, we may adjust the minimum amounts for

      Fund investments or wire transfers, or change the policies for telephone orders)

>    suspend or delay redemptions during times when the NYSE is unexpectedly closed, when trading is restricted, or when an emergency prevents the Fund from trading portfolio securities or pricing its shares

>    withdraw or suspend the offering of shares at any time

>    reject any order we believe may be fraudulent or unauthorized

>    reject or limit purchases of shares for any reason

>    reject a telephone redemption if we believe it is advisable to do so

Shareholder Services and Policies | 43

Distributions and Taxes

Mutual funds pass along to shareholders virtually all of their net earnings. A Fund can earn money in two ways: by receiving interest, dividends, or other income payments from securities it holds, or by selling securities for more than what it paid for them. Keep in mind that a Fund’s earnings are separate from any gains or losses you may realize from your own transactions in Fund shares. A Fund is not necessarily obligated to pay its shareholders a distribution during any particular period.

WHEN THE FUNDS PAY
DIVIDENDS AND DISTRIBUTIONS	Dividends	Capital Gains
NestEgg Dow Jones 2010 Fund	Monthly	Annually
NestEgg Dow Jones 2015 Fund	Annually	Annually
NestEgg Dow Jones 2020 Fund	Annually	Annually
NestEgg Dow Jones 2030 Fund	Annually	Annually
NestEgg Dow Jones 2040 Fund	Annually	Annually

A Fund may also pay dividends and capital gain distributions at other times if it means that the Fund would otherwise have to pay federal income or excise tax.

Choices for receiving dividends and distributions     You can choose how you receive your dividends and distributions. You can:

>   have all dividends and distributions automatically reinvested in Fund shares, at NAV (this is the only option for retirement accounts and other tax-deferred accounts)

>   have all dividends and distributions sent to you by check or sent to your bank account by ACH transfer

Please indicate your preference on your application. If you do not give us any instructions, we will reinvest all dividends and distributions in the Fund from which they originated. To change the dividend and distribution arrangement on an existing account, call 1-888-266-8787.

Note that if any dividend or distribution payments are returned as undeliverable, those payments and any future payments will be reinvested until we receive valid instructions otherwise. You will not receive any interest on uncashed dividend and distribution checks.

 44 | Distributions and Taxes

Because each shareholder’s tax situation is unique, ask your tax professional for more information about the possible tax consequences of your NestEgg Dow Jones Target Date Fund investments.

Tax consequences of buying and selling Fund shares     In general, buying and selling Fund shares will have tax consequences for you. (An important exception is an IRA or other tax-advantaged account.) When you sell shares, you typically will realize either a capital gain or loss. If you have a gain, how it is taxed depends in part on how long you owned the shares. Note that for tax purposes, an exchange from one Fund to another is the same as a sale.

Tax status of dividends and distributions     The tax status of the Fund earnings you receive and your own Fund transactions generally depend on their type:

Generally taxed at ordinary income rates:

>   short-term capital gains from selling Fund shares

>   taxable income dividends paid by a Fund (although non-corporate taxpayers may be entitled to a reduced tax rate on these dividends based on the amount of qualified dividend income received by the Funds)

>   short-term capital gains distributions paid by a Fund

Generally taxed at capital gains rates:

>   long-term capital gains from selling Fund shares

>   long-term capital gains distributions paid by a Fund

In addition, Fund payments and transactions may be subject to state and local taxes.

Tax status statements     Every January, each NestEgg Dow Jones Target Date Fund mails out detailed tax information to its shareholders.

These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

Note that dividends or distributions that are declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

“BUYING A DIVIDEND”

If you invest right before a Fund pays a dividend, you will be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the Fund declares a dividend. In tax-advantaged retirement accounts, you don’t need to worry about this.

Distributions and Taxes | 45

Financial Highlights – NestEgg Funds

The financial highlights table helps you understand the fund’s financial performance for the past five years.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in shares of the American Independence Funds, the predecessor to the new American Independence Funds (assuming reinvestment of all dividends and distributions). As a result of the reorganization, the Funds will carryforward the performance of the predecessor funds, as the predecessor funds are the accounting survivor. Each share class will have different performance and different annual operating expenses.

The information below for the years ended October 31, 2006 and October 31, 2007 has been audited by Grant Thornton LLP, the Funds’ independent registered public accounting firm, whose report is included in the Funds’ annual report of NestEgg Dow Jones Target Date Funds along with the Funds’ financial statements. The annual report is available upon request.

NestEgg Dow Jones 2010 Fund
Financial Highlights, Institutional Class Shares

Selected data for a share outstanding throughout the period indicated:

	Year ended	Year ended	Year ended	Year ended	Year ended	Period ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006(h)	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.39	$10.33	$10.51	$10.16	$9.47	$9.84
Investment Activities:
Net investment income	0.34	0.34	0.27	0.25	0.26	0.14
Net realized and unrealized gains (losses) on
investments	0.39	0.50	0.08	0.35	0.70	(0.40)
Total from Investment Activities	0.73	0.84	0.35	0.60	0.96	(0.26)
Distributions:
Net investment income	(0.33)	(0.36)	(0.27)	(0.25)	(0.27)	(0.10)
Net realized gains on investment transactions	(0.35)	(0.42)	(0.26)	—	—	(0.01)
Total Distributions	(0.68)	(0.78)	(0.53)	(0.25)	(0.27)	(0.11)
Net Asset Value, End of Period	$10.44	$10.39	$10.33	$10.51	$10.16	$9.47
Total Return(a)	7.34%	8.55%	3.37%	5.95%	10.32%	(2.63%	)
Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$6,270	$5,910	$5,779	$6,075	$6,018	$5,366
Ratio of expenses to average net assets(b)	0.83% (c)	0.97% (c)	1.00% (c)	1.00% (c)	1.00% (c)	1.24%	(d)
Ratio of net investment income to average net
assets(b)	3.34%	3.33%	2.57%	2.38%	2.58%	2.18%	(d)
Ratio of expenses to average net assets (b) (e)	2.73% (c)	2.32% (c)	2.47% (c)	2.00% (c)	2.05% (c)	1.84%	(d)
Portfolio turnover(a)(f)	66%	191%	33%	35%	53%	49%	(g)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	These ratios include income and expenses charged from the corresponding Master Portfolio.
(e)	During the period, certain fees were reduced: If such fee reductions had not occurred, the ratio would have been as indicated.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Portfolio turnover rate represents that of the corresponding Master Portfolio.
(h)	Prior to March 2, 2006, Institutional Class Shares were named Service Shares.

46 | Financial Highlights

NestEgg Dow Jones 2015 Fund
Financial Highlights, Institutional Class Shares

Selected data for a share outstanding throughout the period indicated.

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006(h)	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.04	$10.45	$10.25	$9.82	$8.96	$9.77
Investment Activities:
Net investment income	0.31	0.31	0.25	0.22	0.21	0.10
Net realized and unrealized gains (losses)
on investments	0.63	0.61	0.19	0.43	0.88	(0.83)
Total from Investment Activities	0.94	0.92	0.44	0.65	1.09	(0.73)
Distributions:
Net investment income	(0.31)	(0.08)	(0.24)	(0.22)	(0.23)	(0.08)
Net realized gains on investment
transactions	(0.67)	(0.25)	—	—	—	—
Total Distributions	(0.98)	(0.33)	(0.24)	(0.22)	(0.23)	(0.08)
Net Asset Value, End of Period	$11.00	$11.04	$10.45	$10.25	$9.82	$8.96
Total Return(a)	9.17%	9.01%	4.31%	6.66%	12.43%	7.52%
Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$13,937	$14,957	$17,159	$18,765	$17,899	$14,531
Ratio of expenses to average net assets(b)	0.83% (c)	0.97% (c)	1.00% (c)	0.94% (c)	1.00% (c)	1.27%	(d)
Ratio of net investment income to average
net assets(b)	2.74%	2.94%	2.35%	2.12%	2.23%	1.60%	(d)
Ratio of expenses to average net assets(b)(e)	1.70% (c)	1.64% (c)	1.86% (c)	1.71% (c)	1.82% (c)	1.60%	(d)
Portfolio turnover(a)(f)	59%	140%	30%	34%	48%	61%	(g)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	These ratios include income and expenses charged from the corresponding Master Portfolio.
(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Portfolio turnover rate represents that of the corresponding Master Portfolio.
(h)	Prior to March 2, 2006, Institutional Class Shares were named Service Shares.

Financial Highlights | 47

NestEgg Dow Jones 2020 Fund
Financial Highlights, Institutional Class Shares

Selected data for a share outstanding throughout the period indicated.

	Year ended	Year ended	Year ended	Year ended	Year ended	Period ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006(h)	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.25	$10.27	$9.88	$9.32	$8.25	$9.36
Investment Activities:
Net investment income	0.25	0.26	0.20	0.16	0.16	0.07
Net realized and unrealized gains (losses)
on investments	0.91	0.79	0.38	0.56	1.10	(1.12)
Total from Investment Activities	1.16	1.05	0.58	0.72	1.26	(1.05)
Distributions:
Net investment income	(0.25)	(0.07)	(0.19)	(0.16)	(0.19)	(0.06)
Net realized gains	(0.41)	—	—	—	—	—
Total Distributions	(0.66)	(0.07)	(0.19)	(0.16)	(0.19)	(0.06)
Net Asset Value, End of Period	$11.75	$11.25	$10.27	$9.88	$9.32	$8.25
Total Return(a)	10.77%	10.28%	5.91%	7.75%	15.71%	(11.29%	)
Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$34,942	$31,147	$30,078	$29,702	$27,160	$21,987
Ratio of expenses to average net assets(b)	0.85% (c)	0.97% (c)	0.97% (c)	0.90% (c)	1.00% (c)	1.25%	(d)
Ratio of net investment income to average
net assets(b)	2.19%	2.44%	1.93%	1.68%	1.74%	1.25%	(d)
Ratio of expenses to average net assets(b)(e)	1.24% (c)	1.40% (c)	1.75% (c)	1.68% (c)	1.77% (c)	1.64%	(d)
Portfolio turnover(a)(f)	66%	161%	35%	44%	67%	51%	(g)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	These ratios include income and expenses charged from the corresponding Master Portfolio.
(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Portfolio turnover rate represents that of the corresponding Master Portfolio.
(h)	Prior to March 2, 2006, Institutional Class Shares were named Service Shares.

48 | Financial Highlights

NestEgg Dow Jones 2030 Fund
Financial Highlights, Institutional Class Shares

Selected data for a share outstanding throughout the period indicated.

	Year ended	Year ended	Year ended	Year ended	Year ended	Period ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006(h)	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.46	$10.42	$9.82	$9.14	$7.84	$9.17
Investment Activities:
Net investment income	0.16	0.18	0.14	0.10	0.10	0.05
Net realized and unrealized gains (losses)
on investments	1.23	1.01	0.60	0.69	1.36	(1.35)
Total from Investment Activities	1.39	1.19	0.74	0.79	1.46	(1.30)
Distributions:
Net investment income	(0.15)	(0.07)	(0.14)	(0.11)	(0.16)	(0.03)
Net realized gains on investment
transactions	(1.28)	(0.08)	—	—	—	—
Total Distributions	(1.43)	(0.15)	(0.14)	(0.11)	(0.16)	(0.03)
Net Asset Value, End of Period	$11.42	$11.46	$10.42	$9.82	$9.14	$7.84
Total Return(a)	13.33%	11.51%	7.59%	8.62%	19.02%	(14.04%	)
Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$22,684	$19,940	$17,778	$16,547	$14,196	$10,476
Ratio of expenses to average net assets(b)	0.90% (c)	0.97% (c)	1.00% (c)	1.00% (c)	1.00% (c)	1.27%	(d)
Ratio of net investment income to average
net assets(b)	1.39%	1.64%	1.45%	1.06%	1.23%	0.91%	(d)
Ratio of expenses to average net assets(b)(e)	1.44% (c)	1.57% (c)	1.90% (c)	1.79% (c)	1.90% (c)	1.67%	(d)
Portfolio turnover (a)(f)	72%	165%	43%	49%	77%	51%	(g)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	These ratios include income and expenses charged from the corresponding Master Portfolio.
(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Portfolio turnover rate represents that of the corresponding Master Portfolio.
(h)	Prior to March 2, 2006, Institutional Class Shares were named Service Shares.

Financial Highlights | 49

NestEgg Dow Jones 2040 Fund
Financial Highlights, Institutional Class Shares

Selected data for a share outstanding throughout the period indicated.

	Year ended	Year ended	Year ended	Year ended	Year ended	Period ended
	October 31,	October 31,	October 31,	October 31,	October 31,	October 31,
	2007	2006(h)	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.74	$10.45	$9.67	$8.89	$7.38	$8.86
Investment Activities:
Net investment income	0.12	0.13	0.10	0.05	0.07	0.03
Net realized and unrealized gains (losses)
on investments	1.44	1.22	0.80	0.79	1.57	(1.51)
Total from Investment Activities	1.56	1.35	0.90	0.84	1.64	(1.48)
Distributions:
Net investment income	(0.10)	(0.06)	(0.12)	(0.06)	(0.13)	—*
Net realized gains on investment
transactions	(1.37)	—	—	—	—	—
Total Distributions	(1.47)	(0.06)	(0.12)	(0.06)	(0.13)	—
Net Asset Value, End of Period	$11.83	$11.74	$10.45	$9.67	$8.89	$7.38
Total Return(a)	14.69%	12.97%	9.29%	9.51%	22.73%	(16.53%	)
Ratios/Supplementary Data:
Net Assets at end of period (000’s)	$23,388	$21,426	$18,156	$15,977	$13,580	$9,159
Ratio of expenses to average net assets(b)	0.90% (c)	0.97% (c)	1.00% (c)	1.00% (c)	1.00% (c)	1.27%	(d)
Ratio of net investment income to average
net assets(b)	1.01%	1.23%	0.98%	0.56%	0.70%	0.63%	(d)
Ratio of expenses to average net assets(b)(e)	1.40% (c)	1.54% (c)	1.90% (c)	1.78% (c)	1.90% (c)	1.69%	(d)
Portfolio turnover(a)(f)	70%	164%	48%	57%	91%	42%	(g)

*	Less than $0.005 per share.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	These ratios include income and expenses charged from the corresponding Master Portfolio.
(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(g)	Portfolio turnover rate represents that of the corresponding Master Portfolio.
(h)	Prior to March 2, 2006, Institutional Class Shares were named Service Shares.

50 | Financial Highlights

SERVICE PROVIDERS

  Management and support services are provided to the Funds by several organizations.

          Investment Adviser and Administrator:
          American Independence Financial Services, LLC
          335 Madison Avenue, Mezzanine
          New York, New York 10017

          Custodian: INTRUST Bank NA
          105 North Main Street
          Wichita, Kansas 67202

          Transfer Agent: Boston Financial Data Services
          30 Dan Road
          Canton, Massachusetts 02021

          Distributor: Foreside Distribution Services, L.P.
          Ground Floor
          Two Portland Square
          Portland, Maine 04101

Service Providers | 51

NOTICE OF PRIVACY POLICY & PRACTICES

American Independence Funds Trust recognizes and respects the privacy concerns and expectations of our customers(1).

We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the NestEgg Dow Jones Target Date Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

>   Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

>   Account History, including information about the transactions and balances in a customer's accounts; and

>   Correspondence, written, telephonic or electronic between a customer and NestEgg Dow Jones Target Date Funds or service providers to the NestEgg Dow Jones Target Date Funds.

Disclosure of Customer Information

We may disclose all of the information described above to certain third parties who are not affiliated with the NestEgg Dow Jones Target Date Funds under one or more of these circumstances:

>   As Authorized — if you request or authorize the disclosure of the information.

>   As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the NestEgg Dow Jones Target Date Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

>   Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security of Customer Information

We require service providers to the NestEgg Dow Jones Target Date Funds:

>   to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the NestEgg Dow Jones Target Date Funds; and

>   to maintain physical, electronic and procedural safeguards that comply with Federal standards to guard non-public personal information of customers of the NestEgg Dow Jones Target Date Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the NestEgg Dow Jones Target Date Funds.

____________________

(1) For purposes of this notice, the terms "customer" or "customers" includes individuals who provide non-public personal information to the NestEgg Dow Jones Target Date Funds, but do not invest in the NestEgg Dow Jones Target Date Funds shares.

52 | Notice of Privacy Policy & Practices

For more information

You will find more information about the Funds in the following documents:

Annual and Semi-Annual Reports     The Funds’ annual and semi-annual reports, when available will contain additional information on each Fund’s investments. In the annual report you will find a discussion of the market conditions and investment strategies that had a significant effect on the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)     The SAI contains detailed information about the Funds including their operations and investment policies. It is incorporated by reference and is legally considered to be a part of this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling 1-888-266-8787, visiting the Funds’ website at www.nesteggfunds.com or writing to:

NestEgg Dow Jones Target Date Funds
335 Madison Avenue, Mezzanine
New York, NY 10017
1-866-410-2006
www.nesteggfunds.com

If you buy your shares through a financial institution, you may contact your institution for more information.

> You may review and obtain copies of the Funds’ documents by visiting the Public Reference Room at the Securities and Exchange Commission (the “Commission”) in Washington, DC. You may also obtain copies of the Funds’ documents after paying a duplicating fee by writing to the Commission’s Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090.

> Reports and other information about the Funds are also available on the EDGAR Database on the Commission’s website at http://www.sec.gov.

The Funds’ Investment Company Act File No. is 811-21757.

NE I 3108

AMERICAN INDEPENDENCE FUNDS TRUST
335 MADISON AVENUE, MEZZANINE
NEW YORK, NY 10017
GENERAL AND ACCOUNT INFORMATION: (866) 410-2006

AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC - INVESTMENT ADVISER
("AIFS" OR THE "ADVISER")

     Foreside Distribution Services, L.P.
(“FORESIDE” OR THE “DISTRIBUTOR”)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the "SAI") describes six funds (collectively, the "Funds"), all of which are managed by American Independence Financial Services, LLC. The Funds are:

     Short-Term Bond Fund

     Intermediate Bond Fund

     Stock Fund

     International Equity Fund

     Kansas Tax-Exempt Bond Fund

     Financial Services Fund

Each Fund constitutes a separate investment portfolio with distinct investment objectives and policies. Shares of the Funds are sold to the public by Foreside as an investment vehicle for individuals, institutions, corporations and fiduciaries.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by a prospectus for the Funds dated March 1, 2008 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Financial Statements included in the Funds’ October 31, 2007 Annual Report to Shareholders are incorporated by reference into this SAI. The Prospectus and Annual Report may be obtained without charge by writing the Funds at the address above or calling 1-866-410-2006.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. YOU COULD ALSO LOSE MONEY BY INVESTING IN ONE OF THE FUNDS. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN.
March 1, 2008

TABLE OF CONTENTS
Investment Policies and Practices of the Funds	3
Investment Restrictions	22
Risks of Investing in the Funds	25
Management	34
Trustees and Officers	34
Investment Adviser	46
Sub-advisers
Administrative Services	48
Distribution and Service Plan	48
Sub-Transfer Agency Plan	50
Custodian, Transfer Agent & Dividend Dispersing Agent	52
Expenses	53
Fee Waivers	53
Independent Registered Public Accounting Firm and Counsel	53
Anti Money Laundering Program	54
Voting Rights	61
Conversion Into Feeder Fund	62
Performance	62
Disclosure of Portfolio Holdings Information	63
Financial Statements	73
Miscellaneous	73

APPENDIX A
APPENDIX B

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUSES, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AMERICAN INDEPENDENCE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY AMERICAN INDEPENDENCE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

THE INVESTMENT POLICIES AND
PRACTICES OF THE FUNDS

Each Fund is a separate investment fund or portfolio, commonly known as a mutual fund. The Funds are separate portfolios of American Independence Funds Trust, a Delaware statutory trust, organized under the laws of Delaware on October 7, 2004 as an open-end, management investment company. The Trust’s Board of Trustees oversees the overall management of the Funds and elects the officers of the Trust.

Each Fund follows its own investment objectives and policies, including certain investment restrictions. Several of those restrictions and each of the Funds’ investment objectives are fundamental policies, which means that they may not be changed without a majority vote of shareholders of the affected Fund. Except for the objectives and those restrictions specifically identified as fundamental, all other investment policies and practices described in this SAI are not fundamental and may change solely by approval of the Board of Trustees. References below to "All Funds" include the Portfolio, except where noted otherwise. The 80% minimum investment limitations of the Kansas Tax-Exempt Bond Fund with respect to investments in securities exempt from federal income and Kansas personal income taxes are both fundamental. The 80% minimum investment limitations of the other funds are non-fundamental, which means they may be changed by the Board of Trustees subject to 60 days advance notice to shareholders.

The following is a description of investment practices of the Funds and the securities in which they may invest:

U.S. Treasury Obligations (All Funds). The Funds may invest in U.S. Treasury obligations, which are backed by the full faith and credit of the United States Government as to the timely payment of principal and interest. U.S. Treasury obligations consist of bills, notes, and bonds and separately traded interest and principal component parts of such obligations known as STRIPS which generally differ in their interest rates and maturities. U.S. Treasury bills, which have original maturities of up to one year, notes, which have maturities ranging from one year to 10 years, and bonds, which have original maturities of 10 to 30 years, are direct obligations of the United States Government. federal agencies and instrumentalities. Some types of U.S. Government securities are supported by the full faith and credit of the United States Government or U.S. Treasury guarantees, such as mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"). Other types of U.S. Government securities, such as obligations of the Student Loan Marketing Association, provide recourse only to the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States Government, the investor must look to the agency issuing or guaranteeing the obligation for ultimate repayment.

The Funds may invest in obligations of agencies of the United States Government. Such agencies include, among others, Farmers Home Administration, Federal Farm Credit System, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and The Tennessee Valley Authority. The Funds may purchase securities issued or guaranteed by the Government National Mortgage Association which represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States Government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Land Banks, Federal National Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

Commercial Paper (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by both domestic and foreign bank holding companies, corporations and financial institutions and United States Government agencies and instrumentalities. All commercial paper purchased by the Funds is, at the time of investment, rated in one of the top two (top three with respect to Short-Term Bond Fund) short-term rating categories of at least one Nationally Recognized Statistical Rating Organization ("NRSRO"), or, if not rated is, in the opinion of the Adviser, of an investment quality comparable to rated commercial paper in which the Funds may invest or (ii) rated in a comparable category by only one such organization if it is the only organization that has rated the commercial paper.

Corporate Debt Securities (All Funds except Kansas Tax-Exempt Bond Fund--See "Variable Rate Demand Obligations"). The Funds may purchase corporate debt securities, subject to the rating and quality requirements specified with respect to each Fund. The Funds may invest in both rated commercial paper and rated corporate debt obligations of foreign issuers that meet the same quality criteria applicable to investments by the Funds in commercial paper and corporate debt obligations of domestic issuers. These investments, therefore, are not expected to involve significant additional risks as compared to the risks of investing in comparable domestic securities. Generally, all foreign investments carry with them both opportunities and risks not applicable to investments in securities of domestic issuers, such as risks of foreign political and economic instability, adverse movements in foreign exchange rates, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, changes in foreign governmental attitudes toward private investment (possibly leading to nationalization, increased taxation or confiscation of foreign assets) and added difficulties inherent in obtaining and enforcing a judgment against a foreign issuer of securities should it default.

Mortgage-Related Securities (All Funds). The Funds are permitted to invest in mortgage-related securities subject to the rating and quality requirements specified with respect to each such Fund. In the case of the Kansas Tax-Exempt Bond Fund, to the extent the Fund is permitted to invest in U.S. Government securities, the Fund may invest in mortgage-related securities only. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the "PSA") has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate or other similar models that are standard in the industry will be used by the Funds in calculating maturity for purposes of investment in mortgage-related securities. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Funds in mortgage-related securities, the value of which may be more sensitive to interest rate changes.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government in the case of securities guaranteed by GNMA or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported in various forms of insurance or guarantees issued by governmental entities.

Collateralized Mortgage Obligations ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. The inverse relation between interest rates and value of fixed income securities will be more pronounced with respect to investments by the Fund in mortgage-related securities, the value of which may be more sensitive to interest rate changes.

Mortgage-related securities, for purposes of this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association and government-related organizations such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities created by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Government to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stock-holders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as ("Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC currently guarantees timely payment of interest and either timely payment of principal or eventual payment of principal, depending upon the date of issue. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Asset-Backed Securities (Short-Term Bond Fund and Intermediate Bond Fund). These Funds are permitted to invest in asset-backed securities, subject to the rating and quality requirements specified with respect to each such Fund. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily home equity loans and automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Funds’ investment objectives, policies and quality standards, a Fund may invest in these and other types of asset-backed securities which may be developed in the future.

Asset-backed securities involve certain risks that are not posed by mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral or a third-party guarantee.

Municipal Commercial Paper (Short-Term Bond Fund, Intermediate Bond Fund and Kansas Tax-Exempt Bond Fund). Municipal commercial paper is a debt obligation with a stated maturity of one year or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Investments in municipal commercial paper are limited to commercial paper which is rated at the date of purchase: (i) "P-1" by Moody’s and "A-1" or "A-1+" by S&P, "P-2" or better by Moody’s and "A-2" or better by S&P or (ii) in a comparable rating category by any two of the NRSROs that have rated commercial paper or (iii) in a comparable rating category by only one such organization if it is the only organization that has rated the commercial paper or (iv) if not rated, is, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees. Issuers of municipal commercial paper rated "P-1" have a "superior capacity for repayment of short-term promissory obligations." The "A-1" rating for commercial paper under the S&P classification indicates that the "degree of safety regarding timely payment is either overwhelming or very strong." Commercial paper with "overwhelming safety characteristics" will be rated "A-1+." Commercial paper receiving a "P-2" rating has a strong capacity for repayment of short-term promissory obligations. Commercial paper rated "A-2" has the capacity for timely payment although the relative degree of safety is not as overwhelming as for issues designated "A-1." See the Appendix for a more complete description of securities ratings.

Municipal Leases (Kansas Tax-Exempt Bond Fund) Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Municipal Notes (Short-Term Bond Fund, Intermediate Bond Fund and Kansas Tax-Exempt Bond Fund). Municipal notes are generally sold as interim financing in anticipation of the collection of taxes, a bond sale or receipt of other revenue. Municipal notes generally have maturities at the time of issuance of one year or less. Investments in municipal notes are limited to notes which are rated at the date of purchase: (i) MIG 1 or MIG 2 by Moody’s and in a comparable rating category by at least one other nationally recognized statistical rating organization that has rated the notes, or (ii) in a comparable rating category by only one such organization, including Moody’s, if it is the only organization that has rated the notes, or (iii) if not rated, are, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees.

Notes rated "MIG 1" are judged to be of the "best quality" and carry the smallest amount of investment risk. Notes rated "MIG 2" are judged to be of "high quality, with margins of protection ample although not as large as in the preceding group."

Municipal Bonds (Short-Term Bond Fund, Intermediate Bond Fund and Kansas Tax-Exempt Bond Fund). Municipal bonds generally have a maturity at the time of issuance of more than one year.

Municipal bonds may be issued to raise money for various public purposes--such as constructing public facilities and making loans to public institutions. There are generally two types of municipal bonds: general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues of a project or facility--tolls from a toll road, for example. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Industrial development revenue bonds (which are private activity bonds) are a specific type of revenue bond backed by the credit and security of a private user, and therefore investments in these bonds have more potential risk. Investments in municipal bonds are limited to bonds which are rated at the time of purchase "A" or better by a NRSRO. See the Appendix for a more complete description of securities ratings.

Common Stocks (Stock Fund, International Equity Fund and Financial Services Fund). Common stock represents the residual ownership interest in the issuer after all of its obligations and preferred stocks are satisfied. Common stock fluctuates in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market volatility.

Preferred Stocks (Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, International Equity Fund and Financial Services Fund). Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

American Depositary Receipts (Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund and Financial Services Fund). American Depositary Receipts are U.S. dollar-denominated receipts generally issued by domestic banks, which evidence the deposit with the bank of the common stock of a foreign issuer and which are publicly traded on exchanges or over-the-counter in the United States.

These Funds may each invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the Non-U.S. Company does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depository and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility, as fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.

In an unsponsored ADR program, there also may be several depositories with no defined legal obligations to the Non-U.S. Company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information to buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports. In addition, with respect to all ADRs there is always the risk of loss due to currency fluctuations.

Investments in ADRs involve certain risks not typically involved in purely domestic investments, including future foreign political and economic developments, and the possible imposition of foreign governmental laws or restrictions applicable to such investments. Securities of foreign issuers through ADRs are subject to different economic, financial, political and social factors. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect the value of the particular ADR. There may be less publicly available information about a foreign company than about a U.S. company, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert proceeds realized upon the sale of portfolio securities of the affected foreign companies immediately into U.S. currency.

Investment in Foreign Securities (Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, International Equity Fund and Financial Services Fund). These Funds may each invest in securities of foreign governmental and private issuers that, except for the International Equity Fund, are generally denominated in and pay interest in U.S. dollars. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries.

Foreign Exchange Contracts (International Equity Fund). Changes in foreign currency exchange rates will affect the U.S. dollar values of securities denominated in currencies other than the U.S. dollar. The rate of exchange between the U.S. dollar and other currencies fluctuates in response to forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. When investing in foreign securities, the Portfolio usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Portfolio incurs foreign exchange expenses in converting assets from one currency to another.

The Portfolio may enter into foreign currency forward contracts or currency futures for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Portfolio has investments may suffer a decline against the U.S. dollar. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time for the contract. This method of attempting to hedge the value of the Portfolio’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. The Portfolio does not intend to maintain a net exposure to such contracts where the fulfillment of the Portfolio’s obligations under such contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s portfolio securities or other assets denominated in the currency. The Portfolio will not enter into these contracts for speculative purposes and will not enter into non-hedging currency contracts. These contracts involve a risk of loss if the Portfolio’s Investment Sub-Advisers ("Portfolio Sub-Advisers") fail to predict currency values correctly.

Foreign Currency Options and Related Risks (International Equity Fund).The portfolio may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Portfolio holds in its portfolio or which it intends to purchase. Options on foreign currencies are affected by the factors discussed in "Foreign Exchange Contracts" above which influence foreign exchange sales and investments generally.

The value of foreign currency options is dependent upon the value of the foreign currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the inter-bank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Portfolio may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

To the extent that the U.S. options markets are closed while the market for the underlying currencies remains open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Convertible and Exchangeable Securities (Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, International Equity Fund and Financial Services Fund). These Funds are permitted to invest in convertible and exchangeable securities, subject to the rating and quality requirements specified with respect to each such Fund. Convertible securities generally offer fixed interest or dividend yields and may be converted either at a stated price or stated rate for common or preferred stock. Exchangeable securities may be exchanged on specified terms for common or preferred stock. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible or exchangeable securities tends to vary with fluctuations in the market value of the underlying common or preferred stock. Debt securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to senior debt of the issuer.

Domestic and Foreign Bank Obligations (All Funds). These obligations include but are not restricted to certificates of deposit, commercial paper, Yankee dollar certificates of deposit, bankers’ acceptances, Eurodollar certificates of deposit and time deposits, promissory notes and medium-term deposit notes. The Funds will not invest in any obligations of their affiliates, as defined under the 1940 Act. The Kansas Tax-Exempt Bond Fund’s bank obligations are limited to certificates of deposit and bankers’ acceptances.

Investments in United States Bank Obligations (Including Foreign Branches) (All Funds). Each Fund limits its investment in foreign bank obligations to United States dollar-denominated obligations of foreign banks (including United States branches of foreign banks) which in the opinion of the Adviser, are of an investment quality comparable to obligations of United States banks which may be purchased by the Funds. There is no limitation on the amount of the Funds’ assets which may be invested in obligations of foreign banks meeting the conditions set forth herein.

Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Investments in fixed time deposits subject to withdrawal penalties maturing in more than seven days may not exceed 10% of the value of the net assets of the Kansas Tax Exempt and 15% of the value of the net assets of the other Funds.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks, or that the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not subject to examination by any United States Government agency or instrumentality.

Investments in Eurodollar and Yankee Dollar Obligations (All Funds). Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

Strips (All Funds Except International Equity Fund). Each Fund may invest in separately traded principal and interest components of securities backed by the full faith and credit of the United States Treasury. The principal and interests components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. In accordance with Rule 2A-7, the Money Market Fund’s investments in STRIPS are limited to those with maturity components not exceeding thirteen months. The Funds will not actively trade in STRIPS.

Zero Coupon Securities (All Funds Except International Equity Fund). A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are more sensitive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

Other Mutual Funds (All Funds). Each Fund may invest in shares of other open-end, management investment companies, subject to the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. The Kansas Tax-Exempt Bond Fund has adopted a non-fundamental policy to limit its investment in investment companies to shares of money market funds. The purchase of securities of other mutual funds results in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs, and investment advisory and administrative fees.

Options on Securities (Stock Fund, Short-Term Bond Fund, Intermediate Bond Fund and Financial Services Fund). The Funds may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

The Funds may write put and call options on securities only if they are covered, and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian.

The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the Funds forego the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retain the risk of loss should the price of the security decline. In return for the premium received for a put option, the Funds assume the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. The Funds may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. OTC options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that the Funds will succeed in negotiating a closing out of a particular OTC option at any particular time. If a Fund, as covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

The staff of the SEC has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is in-the-money. Pending resolution of the issue, the Funds will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to each such Fund’s limitation on investments in securities that are not readily marketable.

Dollar Roll Transactions (Short-Term Bond Fund, Intermediate Bond Fund and International Equity Fund). These Funds may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which a Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage. The Fund will limit its obligations on dollar roll transactions to 35 percent of the Fund’s net assets.

Swap Agreements (Short-Term Bond Fund and Intermediate Bond Fund) To manage its exposure to different types of investments, the Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. Swap agreements involve risks depending upon the counterparties creditworthiness and ability to perform as well as the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when they believe the counterparties present minimal credit risks and the income expected to be earned from the transaction justifies the attendant risks.

Futures, Related Options and Options on Stock Indices (Stock Fund, International Equity Fund and Financial Services Fund). The Fund or Portfolio may attempt to reduce the risk of investment in equity securities by hedging a portion of its portfolio through the use of certain futures transactions, options on futures traded on a board of trade and options on stock indices traded on national securities exchanges. The Fund or Portfolio may hedge a portion of its portfolio by purchasing such instruments during a market advance or when the Adviser or Portfolio sub-Advisers anticipate an advance. In attempting to hedge a portfolio, the Fund or Portfolio may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts, and engage in related closing transactions. The Fund or Portfolio will use these instruments primarily as a hedge against changes resulting from market conditions in the values of securities held in its portfolio or which it intends to purchase.

A stock index assigns relative weighing to the common stocks in the index, and the index generally fluctuates with changes in the market values of these stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund or Portfolio will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indices upon which such futures contracts are based, and the number of futures contracts which would be outstanding, do not exceed one-third of the value of the Fund’s or Portfolio’s net assets.

When a futures contract is executed, each party deposits with a broker or in a segregated custodial account up to 5% of the contract amount, called the "initial margin," and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the broker or segregated account.

In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in a stock index futures contract. If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer’s futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires. In the case of options on stock indexes, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to receive cash equal to the dollar amount of the difference between the closing price of the relevant index and the option exercise price times a specified multiple, called the "multiplier."

During a market decline or when the Adviser or Portfolio Adviser anticipates a decline, the Fund or Portfolio may hedge a portion of its portfolio by selling futures contracts or purchasing puts on such contracts or on a stock index in order to limit exposure to the decline. This provides an alternative to liquidation of securities positions and the corresponding costs of such liquidation. Conversely, during a market advance or when the Adviser or Portfolio Adviser anticipates an advance, each Fund or Portfolio may hedge a portion of its portfolio by purchasing futures, options on these futures or options on stock indices. This affords a hedge against a Fund or Portfolio not participating in a market advance at a time when it is not fully invested and serves as a temporary substitute for the purchase of individual securities which may later be purchased in a more advantageous manner. Each Fund or Portfolio will sell options on futures and on stock indices only to close out existing positions.

INTEREST RATE FUTURES CONTRACTS (All Funds, Except International Equity Fund and Kansas Tax-Exempt Bond Fund). These Funds may, to a limited extent, enter into interest rate futures contracts--i.e., contracts for the future delivery of securities or index-based futures contracts--that are, in the opinion of the Adviser, sufficiently correlated with the Fund’s portfolio. These investments will be made primarily in an attempt to manage the fixed income funds’ exposure to interest rate risk (i.e. manage duration) and other bona fide hedging purposes. For example, futures may be used on lieu of buying comparable duration U.S. Treasury securities to achieve a duration target within the funds. The Funds will engage in such transactions primarily for bona fide hedging purposes. Future will not be used to leverage the portfolios and are incorporated appropriately in all measures of risk within portfolios.

OPTIONS ON INTEREST RATE FUTURES CONTRACTS (All Funds, Except International Equity Fund and Kansas Tax-Exempt Bond Fund). These Funds may purchase put and call options on interest rate futures contracts, which give a Fund the right to sell or purchase the underlying futures contract for a specified price upon exercise of the option at any time during the option period. Each Fund may also write (sell) put and call options on such futures contracts. For options on interest rate futures that a Fund writes, such Fund will receive a premium in return for granting to the buyer the right to sell to the Fund or to buy from the Fund the underlying futures contract for a specified price at any time during the option period. As with futures contracts, each Fund will purchase or sell options on interest rate futures contracts primarily for bona fide hedging purposes.

RISK OF OPTIONS AND FUTURES CONTRACTS (All Funds). One risk involved in the purchase and sale of futures and options is that a Fund may not be able to effect closing transactions at a time when it wishes to do so. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market for them, and there can be no assurance that a liquid market will exist for the contract or the option at any particular time. To mitigate this risk, each Fund will ordinarily purchase and write options only if a secondary market for the options exists on a national securities exchange or in the over-the-counter market. Another risk is that during the option period, if a Fund has written a covered call option, it will have given up the opportunity to profit from a price increase in the underlying securities above the exercise price in return for the premium on the option (although the premium can be used to offset any losses or add to a Fund’s income) but, as long as its obligation as a writer continues, such Fund will have retained the risk of loss should the price of the underlying security decline. Investors should note that because of the volatility of the market value of the underlying security, the loss from investing in futures transactions is potentially unlimited. In addition, a Fund has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once a Fund has received an exercise notice, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

The Funds’ successful use of stock index futures contracts, options on such contracts and options on indices depends upon the ability of the Adviser to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases in the case of stock index futures as the composition of the Funds’ portfolios diverge from the composition of the relevant index. Such imperfect correlation may prevent the Funds from achieving the intended hedge or may expose the Funds to risk of loss. In addition, if the Funds purchase futures to hedge against market advances before they can invest in common stock in an advantageous manner and the market declines, the Funds might create a loss on the futures contract. Particularly in the case of options on stock index futures and on stock indices, the Funds’ ability to establish and maintain positions will depend on market liquidity. The successful utilization of options and futures transactions requires skills different from those needed in the selection of the Funds’ portfolio securities. The Funds believe that the Adviser possesses the skills necessary for the successful utilization of such transactions.

The Funds are permitted to engage in bona fide hedging transactions (as defined in the rules and regulations of the Commodity Futures Trading Commission) without any quantitative limitations. Futures and related option transactions which are not for bona fide hedging purposes may be used provided the total amount of the initial margin and any option premiums attributable to such positions does not exceed 5% of each Fund’s liquidating value after taking into account unrealized profits and unrealized losses, and excluding any in-the-money option premiums paid. The Funds will not market, and are not marketing, themselves as commodity pools or otherwise as vehicles for trading in futures and related options. The Funds will segregate liquid assets to cover the futures and options.

"WHEN-ISSUED" AND "FORWARD COMMITMENT" TRANSACTIONS (All Funds). The Funds may purchase securities on a when-issued and delayed-delivery basis and may purchase or sell securities on a forward commitment basis. When-issued or delayed-delivery transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A forward commitment transaction is an agreement by a Fund to purchase or sell securities at a specified future date. When a Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed-delivery transactions and forward commitment transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made by a Fund until it receives payment or delivery from the other party to the transaction. While the Funds normally enter into these transactions with the intention of actually receiving or delivering the securities, they may sell these securities before the settlement date or enter into new commitments to extend the delivery date into the future, if the Adviser or Sub-Adviser considers such action advisable as a matter of investment strategy. Such securities have the effect of leverage on the Funds and may contribute to volatility of a Fund’s net asset value.

REPURCHASE AGREEMENTS (All Funds). The Funds may enter into repurchase agreements with any bank and broker-dealer which, in the opinion of the Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the value of the collateral, including accrued interest, marked-to-market daily. The agreements may be considered to be loans made by the purchaser, collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. The Kansas Tax-Exempt Bond Fund may not each invest more than 10% and the other Funds may not invest more than 15% of its respective net assets in repurchase agreements maturing in more than seven business days or in securities for which market quotations are not readily available. For more information about repurchase agreements, see "Investment Policies".

REVERSE REPURCHASE AGREEMENTS (All Funds). The Funds may also enter into reverse repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND OBLIGATIONS (All Funds). The Funds may, from time to time, buy variable rate demand obligations issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity five to twenty years with respect to the Funds, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities may or may not be backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest.

The Funds may also buy variable rate master demand obligations. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the obligation at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the obligation without penalty. The obligations may or may not be backed by bank letters of credit. Because the obligations are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, upon demand. The Funds have no limitations on the type of issuer from whom the obligations will be purchased. The Funds will invest in variable rate master demand obligations only when such obligations are determined by the Adviser or Portfolio sub-Advisers, as applicable or, pursuant to guidelines established by the Board of Trustees or the Master Trust Board, as applicable, to be of comparable quality to rated issuers or instruments eligible for investment by the Funds.

LOANS OF PORTFOLIO SECURITIES (All Funds). The Funds may lend their portfolio securities in an amount up to 33-1/3% of each Fund’s total assets to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or approved bank letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of a particular Fund.

The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Securities loans will be made in accordance with the following conditions: (1) the Funds or the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Funds or the Portfolio must be able to terminate the loan after notice, at any time; (4) the Funds or the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Funds or the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board of Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board of Trustees or Master Trust Board, as applicable, to vote proxies.

The Board of Trustees has approved Securities Lending Agreements with the Custodians. Net revenue from securities lending activity will be used to offset the Funds’ custodian expenses and to pay the cost of other operating expenses for the Funds. The net cost of the Funds’ operating expenses less the net securities lending revenue will be used to calculate the Funds’ expense limitations.

GUARANTEED INVESTMENT CONTRACTS AND FUNDING AGREEMENTS (Short-Term Bond Fund). The Fund may invest in guaranteed investment contracts and funding agreements ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. The Fund will purchase a GIC only when the Adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because the Fund may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, a GIC may be considered an illiquid investment.

In determining the average weighted portfolio maturity of the Fund, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

ILLIQUID SECURITIES (All Funds). Each Fund, except for the International Equity Fund, has adopted a fundamental policy with respect to investments in illiquid securities. The International Equity Fund has adopted a non-fundamental policy with respect to investments in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on either an efficient institutional market in which the unregistered security can be readily resold or on the issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Each Fund may also invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering." Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional investors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act (other than certain commercial paper issued pursuant to Section 4(2) as discussed below) will be treated as illiquid and subject to the Fund’s investment restriction on illiquid securities.

Pursuant to procedures adopted by the Board of Trustees, the Funds may treat certain commercial paper issued pursuant to Section 4(2) as a liquid security and not subject to the Funds’ investment restriction on illiquid investments. Section 4(2) commercial paper may be considered liquid only if all of the following conditions are met: (i) the Section 4(2) commercial paper must not be traded flat (i.e. without accrued interest) or be in default as to principal or interest; and (ii) the Section 4(2) commercial paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, by that NRSRO, or if the security is unrated, the security has been determined to be of equivalent quality.

The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to re-sales of certain securities to qualified institutional buyers. It is the intent of the Funds’ to invest, pursuant to procedures established by the Board of Trustees as applicable, and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

Pursuant to guidelines set forth by and under the supervision of the Board of Trustees, the Adviser or the Portfolio sub-Advisers, will monitor the liquidity of restricted securities in a Fund’s portfolio. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser or the Portfolio sub-Advisers, as applicable; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Investment Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund does not exceed 10% of the Fund’s average daily net assets. Rule 144A securities and Section 4(2) commercial paper which are determined to be liquid based upon their trading markets will not, however, be required to be included among the securities considered to be illiquid for purposes of Investment Restriction No. 1. Investments in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing Fund illiquidity.

FOREIGN CURRENCY TRANSACTIONS (International Equity Fund; Intermediate Bond Fund, Stock Fund and Financial Services Fund). Investments by the Portfolio in securities of foreign companies will usually involve the currencies of foreign countries. In addition, the Portfolio may temporarily hold funds in bank deposits in foreign currencies pending the completion of certain investment programs. Accordingly, the value of the assets of the Portfolio, as measured in U.S. dollars, may be affected by changes in foreign currency exchange rates and exchange control regulations. In addition, the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio may conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward basis at the spot rate prevailing in the foreign currency exchange market or by entering into foreign currency forward contracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price at the time of the contract. Forward contracts in the principal foreign currencies are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers and involve the risk that the other party to the contract may fail to deliver currency when due, which could result in losses to the Portfolio. A forward contract generally has no requirement, and no commissions are charged at any stage for trades. Foreign exchange dealers realize a profit based on the difference between the price at which they buy and sell various currencies.

The Portfolio may enter into forward contracts under two circumstances. First, with respect to specific transactions, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, the Portfolio may enter into forward contracts in connection with existing portfolio positions. For example, when a Portfolio sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio’s investment securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk of inaccurate predictions of currency price movements, which may cause the Portfolio to incur losses on these contracts and transaction costs. The Portfolio Advisers do not intend to enter into forward contracts on a regular or continuous basis.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the inter-bank market. The inter-bank market is foreign currencies in a global around-the-clock market.

When required by applicable regulatory guidelines, the Portfolio will set aside cash, U.S. Government Securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

INVESTMENT RESTRICTIONS

The following restrictions apply to each Fund. Unless otherwise indicated, only Investment Restriction Nos. 2, 3, 4, 7, 8, 12 and 16 are fundamental policies of the Funds, which can be changed only when permitted by law and approved by a majority of the Funds’ outstanding voting securities. The non-fundamental investment restrictions can be changed by approval of a majority of the Board of Trustees. A "majority of the outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy or (ii) more than 50% of the outstanding shares.

Each Fund, except as indicated, may not:

(1)

Invest more than 15% (10% with respect to the Kansas Tax-Exempt Bond Fund) of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange);

(2)

Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% (10% for Kansas Tax-Exempt Bond Fund) of the current value of its net assets for temporary or emergency purposes or to meet redemptions. Each Fund (except Kansas Tax-Exempt Bond Fund) has adopted a non-fundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist). With respect to the Kansas Tax-Exempt Bond Fund, all borrowings in excess of 5% will be repaid before additional investments are made. The Short-Term Bond Fund has adopted a non-fundamental policy to limit its borrowings for other than temporary or defensive purpose or to meet redemptions to an amount not to exceed an amount equal to 5% of its net assets;

(3)	Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

(4)

Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or the SAI;

(5)	Invest in companies for the purpose of exercising control or management. This restriction is a fundamental policy of the Kansas Tax-Exempt Bond Fund;

(6)	The Funds may invest in securities issued by other investment companies that invest in the types of securities in which the Fund itself is permitted to invest. The Fund may not invest in securities of any registered investment company except to the extent permitted under the 1940 Act.

(7)

Invest in real property (including limited partnership interests but excluding real estate investment trusts and master limited partnerships, debt obligations secured by real estate or interests therein, and securities issued by other companies that invest in real estate or interest therein), commodities, commodity contracts, or oil, gas and other mineral resource, exploration, development, lease or arbitrage transactions. The Kansas Tax-Exempt Bond Fund’s policy with respect to oil, gas and other mineral resource, exploration, development or leases is a non-fundamental policy;

(8)	Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

(9)

Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short. The Kansas Tax-Exempt Bond Fund may not sell securities short;

(10)	Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

(11)

Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Adviser, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

(12)	With the exception of the Financial Services Fund, which will invest at least 25% of its assets in financial services related industries, no Fund shall purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

(13)	Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchanges. The Kansas Tax- Exempt Bond Fund may not purchase warrants, straddles, or spreads;

(14)	Write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, no Fund will invest more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

(15)	Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years’ continuous operation (except (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) municipal securities which are rated by at least two NRSRO’s or determined by the Adviser to be of comparable quality) provided each Fund may invest all or a portion of its assets in another open end management investment company with substantially the same investment objective, policies and investment restrictions as the Fund; or

(16)	With respect to 75% of its assets, purchase a security if as a result, (1) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities, or (2) the Fund would own more than 10% of the outstanding voting securities of such issues. The Kansas Tax-Exempt Bond Fund and the Financial Services Fund will not purchase more than 10% of the voting securities of any one issuer.

As a matter of fundamental policy, notwithstanding any limitation otherwise noted, each Fund is authorized to seek to achieve its investment objective by investing all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund.

If a percentage restriction on investment policies or the investment or use of assets set forth in the Prospectus are adhered to at the time a transaction is effected, except with respect to borrowing later changes in percentage resulting from changing assets values will not be considered a violation.

It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds’ policies that are the result of the application of law the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

RISKS OF INVESTING IN THE FUNDS CERTAIN RISK CONSIDERATIONS

The price per share of each of the Funds will fluctuate with changes in value of the investments held by the Fund. For example, the value of a bond Fund’s shares will generally fluctuate inversely with the movements in interest rates and a stock Fund’s shares will generally fluctuate as a result of numerous factors, including but not limited to investors’ expectations about the economy and corporate earnings and interest rates. Shareholders of a Fund should expect the value of their shares to fluctuate with changes in the value of the securities owned by that Fund. Additionally, a Fund’s investment in smaller companies may involve greater risks than investments in large companies due to such factors as limited product lines, markets and financial or managerial resources, and less frequently traded securities that may be subject to more abrupt price movements than securities of larger companies.

There is, of course, no assurance that a Fund will achieve its investment objective or be successful in preventing or minimizing the risk of loss that is inherent in investing in particular types of investment products. In order to attempt to minimize that risk, the Adviser monitors developments in the economy, the securities markets, and with each particular issuer. Also, as noted earlier, each diversified Fund is managed within certain limitations that restrict the amount of a Fund’s investment in any single issuer.

RISKS OF TECHNIQUES INVOLVING LEVERAGE. Use of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only as secondary (i.e., non-principal) investment strategies, when the Adviser or Portfolio sub-Advisers, as applicable, believe that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.

Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions). The risks of leverage include a higher volatility of the net asset value of a Fund’s shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.

RISK OF INVESTING IN KANSAS MUNICIPAL OBLIGATIONS

Because the Kansas Tax-Exempt Bond Fund will concentrate its investment in Kansas Municipal Obligations, it may be affected by political, economic or regulatory factors that may impair the ability of Kansas issuers to pay interest on or to repay the principal of their debt obligations. Kansas Municipal Obligations may be subject to greater price volatility than municipal obligations in general as a result of the effect of supply and demand for these securities which, in turn, could cause greater volatility in the value of the shares of the Fund.

The following information is a brief summary of particular Kansas state factors effecting the Kansas Tax-Exempt Bond Fund and does not purport to be a complete description of such factors. The financial condition of the state, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. Further, the state faces numerous forms of litigation seeking significant damages which, if awarded, may adversely affect the financial situation of the state or issuers located in such state. It should be noted that the creditworthiness of obligations issued by local issues may be unrelated to the creditworthiness of a state, and there is no obligation on the part of the state to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by a state. The information contained below is based primarily upon information derived from state official statements, Certified Annual Financial Reports, state and industry trade publications, newspaper articles, other public documents relating to securities offerings of issuers of such states, and other historically reliable sources. It has not been independently verified by the Fund. The Fund makes no representation or warranty regarding the completeness or accuracy of such information. The market value of shares of the Fund may fluctuate due to factors such as change in interest rates, matters affecting a particular state, or for other reasons.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under the federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor’s alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. The American Independence Funds cannot predict what legislation, if any, may be proposed or enacted in the future regarding the federal tax status of interest on such obligations or what legislation may be proposed in the Kansas Legislature relating to the status of the Kansas income tax on interest on Kansas obligations. Such proposals, whether pending or enacted, might materially and adversely affect the availability of municipal or Kansas obligations for investment by the Fund and the liquidity and value of its portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

The discussion below of Kansas’ economic conditions and budget recommendations are based on Kansas’ estimates and projections of revenue and expenditures and must not be construed as statements of fact. These estimates and projections are based upon various assumptions and there can be no assurances that these estimates will be achieved.

2007 U.S. Economic Review 1

The U.S. economy continued to expand at a moderate rate during 2007, even though it was slowed somewhat because of the expanding sub-prime mortgage crisis and ongoing high energy costs. The continuing high energy prices had a negative effect on the purchasing power of households and raised business costs. The increases in energy-related materials and shipping costs also significantly affected profit margins for manufacturers and retailers. On a positive note, the U.S. probably is less vulnerable to this recent energy shock than it was to the shocks of the 1970s and early 1980s because energy represents a smaller share of household purchases now than it did in the 70s and 80s. In addition, energy’s proportion of business input costs is lower now than it was in those earlier periods. Another positive point is that despite the substantial rise in oil prices, core consumer prices rose at only a moderate pace.

Earlier in the year, with the U.S. economy expanding and unemployment declining, the Federal Reserve continued to increase the federal funds rate in an attempt to circumvent potential inflationary pressures. However, the expanding scope of the sub-prime mortgage crisis caused the Federal Reserve to change course toward the end of the year.

In addition, the sub-prime mortgage crisis has played a significant role in the recent slowing of overall economic activity too. This crisis is likely to have an ongoing influence on economic growth in the future as well.

In the forecast for 2008, real GDP growth is expected to increase from 2.1 percent in 2007 to 2.3 percent in 2008, while personal income growth is expected to slow from 6.1 percent to 4.9 percent. The inflation rate is expected to slow from 2.8 in 2007 to 2.5 percent in 2008. However, the national unemployment rate is expected to increase slightly from 4.6 percent in 2007 to 4.8 percent in 2008.

Kansas Employment & Income 1

Overall, the Kansas economy is expected to continue experiencing modest growth in 2008. Gross state product (GSP) is forecasted to increase by 5.0 percent, and personal income is expected to increase by 5.1 percent.

Personal income growth in 2008 will be sustained by growth in proprietors’ income of 7.2 percent and dividends, interest, and rent which is expected to grow 6.0 percent. Transfers are expected to increase 5.1 percent, while contributions for social insurance are expected to increase 4.7 percent. Other labor income is expected to increase 4.9 percent, while salaries and wages are expected to increase 4.5 percent. Meanwhile, the residence adjustment is expected to decrease by 4.5 percent. Employment by place of residence is expected to increase by 1.9 percent, while employment by place of work is expected to increase by 1.5 percent in 2008. The unemployment rate is expected to increase from 4.5 percent in 2007 to 4.8 percent in 2008, the same rate forecasted for the U.S. as a whole.

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1 The Governor’s Economic and Demographic Report 2007-2008 - Kansas Division of the Budget (January 2008)

From October 2006 to October 2007 nonfarm salary and wage employment reached 1,397,700 jobs, an increase of 20,200 jobs since October 2006. Ten of the eleven reporting industry sectors showed job increases compared to a year ago. Primary contributors to the increase include professional and technical services which added 6,100 jobs; manufacturing which added 3,200 jobs; trade, transportation, and utilities which added 2,400 jobs; and education and health service which also added 2,400 jobs. The state’s unemployment rate fell from 4.3 percent in October 2006 to 3.4 percent in October 2007.

From October 2006 through October 2007, annual employment in the goods producing industries increased 1.7 percent, while employment in the services producing industries increased 1.4 percent. Within the goods producing industries, natural resources employment increased 2.2 percent, manufacturing employment increased 1.7 percent; and construction employment increased by 1.6 percent. Within the services producing industries, employment in professional and technical services increased 4.3 percent; other services are expected to increased 2.9 percent; financial services are expected to increased 1.8 percent; education and health services increased 1.4 percent; leisure and hospitality services increased 1.1 percent; trade, transportation, and utilities increased 0.9 percent; and government employment increased 0.3 percent. The only services producing industry that reported a decrease in employment was information, which experienced a 0.5 percent decrease. Farm employment declined 14.9 percent in 2007.

Contrary to past years, the state’s economic recovery proceeded at a faster rate than the nation as a whole. One factor that caused the faster recovery relative to the nation was growth in manufacturing employment. Kansas’ manufacturing industry accounts for 13.4 percent of total employment. Within the manufacturing industry, job growth in the transportation manufacturing sector is significant because of the Wichita area’s focus on aircraft manufacturing and the Kansas City area’s focus on car and truck manufacturing. Changes in employment in either sector are noteworthy. The Wichita area’s aircraft related production industry accounts for 22.3 percent of all of the state’s manufacturing jobs, while the Kansas City area’s car and truck manufacturing accounts for 1.9 percent. Although nationwide aircraft manufacturing has been affected severely since the September 11th terrorist attacks, state employment in aerospace manufacturing rebounded 5.9 percent in 2007.

The Kansas agricultural sector produces a wide array of products, with wheat, corn, sorghum, and soybeans as the main crops. Kansas is the nation’s largest wheat producer, harvesting nearly 400.0 million bushels of wheat per year, which is approximately 20.0 percent of the total U.S. wheat output. Although prices were significantly higher in 2007, yields were only slightly higher, and production was down from 2005 levels. However, corn and grain sorghum prices and production are up significantly from last year. Much of the increase in corn prices and production are resulting from high fuel prices and speculation regarding increased ethanol demand as an alternative fuel. In addition to the significant contribution Kansas makes to the production of row crops, the state is a large producer of livestock. More than 60.0 percent of the state’s agricultural receipts are derived from cattle production. These receipts are expected to remain steady. Overall, farm income in 2007 is expected to be significantly higher than last year because of higher crops prices and higher demand for key crops.

Budget Summary 2

The Governor, by KSA 75-3721, must present spending recommendations to the Legislature. The Governor’s Budget Report reflects expenditures for both the current and upcoming fiscal years and identifies the sources of financing for them.

The Legislature uses The Governor’s Budget Report as a guide as it appropriates the money necessary for state agencies to operate. Only the Legislature can authorize expenditures by the State of Kansas. The Governor recommends spending levels, while the Legislature chooses whether to accept or modify those recommendations. The Governor may veto legislative appropriations, although the Legislature may override any veto by two-thirds majority vote.

The state fiscal year runs from July 1 to the following June 30 and is numbered for the calendar year in which it ends. The current fiscal year is the one which ends the coming June. The actual fiscal year is the year which concluded the previous June. The budget year refers to the next fiscal year, which begins the July following the Legislature’s adjournment.

By law, The Governor’s Budget Report must reflect actual year spending, the Governor’s revised spending recommendations for the current fiscal year, state agency spending requests for the budget year, and the Governor’s spending recommendations for the budget year. The budget recommendations cannot include the expenditure of anticipated income attributable to proposed legislation.

Budget Balancing Mechanisms. This term refers to KSA 75-6701 to 75-6704. The purpose of the law is to ensure an adequate operating balance in the State General Fund. The practical effect of this provision is to target the ending balance in the State General Fund to be at least 7.5 percent of authorized expenditures and demand transfers in the budget year. The statutory provisions were suspended for the first time for FY 2003, and the suspension was continued in FY 2004, FY 2005, 2006, and 2007. For FY 2008, the Governor proposed a budget that conformed to the statutory requirement for a 7.5 percent ending balance. However, the 2007 Legislature suspended the requirement once again, approving a budget that left a 4.8 percent ending balance.

The “spending lid” statute requires the Governor’s Budget Report and actions of the Legislature to comply with its provisions. An “Omnibus Reconciliation Spending Limit Bill” must be the last appropriation bill passed by the Legislature. The purpose of the bill is to reconcile State General Fund expenditures and revenues by reducing expenditures, if necessary, to meet the provisions of the “spending lid.”

Overview 2

Governor Kathleen Sebelius presents a revised FY 2008 budget and a new budget plan for FY 2009. Five basic principles guide the Governor’s budget recommendations: Support Kansas schools and enhance early childhood programs; Grow the economy and create jobs; Improve health care; Maintain the state’s infrastructure; Fairly compensate those in public service.

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2 The Governor’s Budget Report Volume 1 Descriptions and Budget Schedules Fiscal Year 2009

State General Fund Budget Totals
(Dollars in Millions)

		Percent
	Amount	Change
FY 2007 Actual Expenditures	$5,607.7	--
FY 2008 Approved (May 2007)	6,088.9	8.6%
Expenditures Shifting Forward	21.4	--
FY 2008 Approved with Shifts	6,110.3	9.0%
FY 2008 Revised Rec.	6,112.1	9.0%
FY 2009 Governor's Rec.	6,393.6	4.6%

The revised budget for FY 2008 supports the initiatives that were included in the original FY 2008 budget approved by the Kansas Legislature but incorporates the most current estimates for human service caseloads and school finance commitments. School finance costs go up $24.3 million primarily to cover special education costs and KPERS, but human service caseload costs decrease from the approved budget, for a net State General Fund increase of $1.8 million. From all funding sources, the revised budget increases $471.9 million primarily to account for new federal disaster funding and shifts in the timing of projects in the Department of Transportation.

For FY 2009, the State General Fund projected ending balance is $317.9 million and equals 5.0 percent of expenditures. Proposed State General Fund expenditures increase $281.5 million. The recommendations use the increase for promises already made – school finance, social service caseloads, and KPERS – and for a continued commitment to postsecondary education. A state employee pay plan, a KPERS COLA for retirees, and any other enhancements to State General Fund programs are made possible by using new gaming revenues to reduce State General Fund debt obligations and pay for infrastructure improvements.

Debt Service Summary 2

Types of Debt

The State of Kansas uses debt financing to pay for certain state expenditures. Debt can be divided into five distinct categories.

The Governor proposes to use a portion of the revenues estimated to be available under the new gaming legislation to make debt service payments on bonds backed by the State General Fund. Should the gaming legislation be ruled unconstitutional by the courts, the payments would revert to the State General Fund.

Traditional Bonds. The first category is traditional debt financing through the issuance of bonds, which can be further divided by debt service payments financed from the State General Fund and the new Expanded Lottery Act Revenues Fund and debt financed from special revenue sources. For purposes of budgeting debt service, bonds backed by the State General Fund but paid back with gaming revenues are grouped together.

Except for the Kansas Department of Transportation, which issues bonds to finance highways and other transportation projects, the Kansas Development Finance Authority (KDFA) is the issuer of revenue bonds for the state and some local governments. KDFA was created by the Legislature in 1987 as an independent instrumentality of the state to operate as a public corporation rather than a state agency. The authority is charged by the Legislature with providing access to the capital markets to state agencies and other public and private organizations.

KDFA accomplishes this purpose in part by issuing debt to fund capital improvements and certain public purpose programs. KDFA issues debt, among other purposes, for local government projects, acquisition, and renovation of state office space, construction and renovation of state university facilities, prison construction and expansion, and energy conservation improvements. KDFA also issues bonds or other debt instruments to finance health care facilities, affordable multifamily housing, and beginning farmer loans. Most of the debt issued by KDFA can be characterized as pledge-of-revenue debt, meaning that bonds are debt serviced by a dedicated stream of revenue, such as a pledge of dormitory or parking garage revenues.

The remaining obligations KDFA issues on behalf of the state can be characterized as State General Fund appropriation bonds, such as those bonds issued to renovate the Capitol Building. Of the state’s total bonded indebtedness, only 27.5 percent is an obligation of the State General Fund and the Expanded Lottery Act Revenues Fund, as illustrated by the pie chart.

Provisions in the Kansas Constitution allow for the limited issuance of general obligation bonds subject to certain restrictions. However, no bonds have been issued under these provisions for decades. No other provisions in the constitution or state law limit the amount of debt that can be issued for Kansas agencies.

As of June 30, 2007, various state agencies had legislatively authorized but unissued debt of $315,669,488. Although the amount of debt for financing capital improvement projects has increased in the past several years, debt service still constitutes a small part of the overall state budget. The state has consistently demonstrated strong fiscal management practices, carefully maintaining expenditures in line with revenues, thereby avoiding the need for restrictive statutory debt limits.

PMIB Loans. The second category consists of a few loans issued by the Pooled Money Investment Board. These loans usually charge interest sufficient to recoup the loss of earnings that would otherwise be made on the investment of idle funds. The legal authorization to finance the 27th payroll that occurred in FY 2006 makes provision for a PMIB loan up to $6.0 million in case the other financing mechanisms fail to provide sufficient resources to cover the obligation. To date no such loan has been necessary.

Facilities Conservation Improvement Program. The third category includes the financing of energy improvements for state facilities under a program administered by the Department of Administration, the Facilities Conservation Improvement Program. The financing is provided through lease purchase agreements with a financial institution, and the debt service is repaid from the energy savings generated by the improvements.

Master Lease Purchase Program. The fourth category is the Master Lease Purchase Program administered by the Department of Administration. This program finances mostly equipment acquisitions by state agencies and represents a line-of-credit concept.

Third Party & Other Debt. Third Party debt is where an agency purchases personal computers, for example, and the vendor maintains an affiliation with a finance company in order to provide financing to the purchasing party. The finance company constitutes the third party. There are other similar financing arrangements. In some cases the vendor itself provides financing, or the vendor recovers the cost of sales promotions by adjusting the price structure accordingly.

Budgeting for Debt Payments

When traditional bonds are issued, KDFA is responsible for the total debt service obligation to the bondholders. The source of funds to meet these obligations comes in part from investment earnings on idle bond proceeds (bond reserve funds or capitalized interest funds) or earnings on project funds which may eventually be used to pay contractors for their work. Permitted earnings on debt service monies may likewise be used to defray debt service costs. After considering the interest earned on bond funds, the “shortfall” represents the remaining amount that must be appropriated in agency budgets from pledged revenue sources or appropriations.

Ratings

Although the state has no general obligation debt, and thus no general obligation debt rating, and thus no general obligation debt rating, KDFA works with the ratings agencies to facilitate the state’s issuer “shadow” credit rating. Standard & Poor’s “AA+” credit rating reflects the state’s general creditworthiness. Credit factors include a very low debt burden, continued economic diversification, and historically conservative and responsible fiscal management.

The issuer rating assigned by Moody’s Corporation remains “Aa1.” Moody’s rating is an issuer rating, which like the Standard & Poor’s rating, can be characterized as an implicit general obligation rating that reflects the state’s history of favorable financial management, the strength and stability of the Kansas economy, and relatively low debt levels. The rating is based on Kansas’ traditionally strong fiscal discipline.

Financial Policies 2

The State of Kansas observes the following financial policies to manage fiscal affairs responsibly.

Operating Policies

The state, through performance budgeting principles, allocates available public resources in keeping with the goals and objectives of state agencies as embodied in their strategic plans.

The state emphasizes the preservation of existing capital facilities over the construction of new ones. A major portion of the Educational Building Fund for universities, Correctional Institutions Building Fund for correctional facilities, and State Institutions Building Fund for hospitals and juvenile correctional facilities is dedicated to rehabilitation and repair.

Revenue Policies

The state maximizes the use of fee funds, federal funds, and other special revenues to preserve the integrity of the State General Fund and ensure budgetary flexibility.

The state uses consensus revenue estimates developed by executive and legislative professional staff as well as university economist consultants as the basis for budgetary decisionmaking.

The state collects taxes, penalties and interest, and other revenues. Internally, state collection units make multiple efforts to collect amounts due the state by using administrative procedures and liens against property. Persistent delinquencies are pursued through legal proceedings and, after exhausting all remedies, may be referred to a private collection agency.

Cash Management Policies

On a daily basis, the state monitors receipts into, and expenditures out of, the state treasury. Ensuring the state has adequate resources at the time obligations occur is the primary goal. Certificates of indebtedness are the first tool used to meet this goal. Managing the timing of expenditures is a secondary tool.

The state invests idle funds to match these anticipated cashflow needs by using commercial paper, repurchase agreements, government securities and collateralized bank deposits to provide safety, liquidity, and yield in that order.

Debt Service Policies

The state incurs debt through the issuance of revenue bonds mainly to finance capital improvements, equipment, certain grant programs, and reducing the unfunded liability of the KPERS Fund. The use of debt financing for operating expenses in state government is limited.

The constitution allows for the issuance of general obligation bonds subject to certain restrictions. However, the state has not exercised this authority for many years.

The most recent issuer credit ratings for the State of Kansas are AA+ by Standard and Poor’s and Aa1 by Moody’s Corporation. These ratings indicate that the state has a strong capacity to meet its financial commitments and reflect the following credit factors: a relatively diverse economic base, conservative fiscal management, and a low debt burden.

Reserve Policy

State law requires an ending balance of at least 7.5 percent of total expenditures in the State General Fund for the Governor’s budget recommendations and the legislative-approved budget.

Accounting, Auditing, & Reporting Policies

The state prepares financial statements in accordance with generally accepted accounting principles, and an independent certified public accounting firm conducts a financial and compliance audit of those statements. As a part of that statewide audit, compliance and control audits of individual agencies are performed at least once every three years. For budgeting, the state avoids double counting expenditures by treating non-expense items and a number of “off budget” expenses as non-reportable.

MANAGEMENT TRUSTEES AND OFFICERS

The Board of Trustees governs the Trust. The Trustees are responsible for generally overseeing the conduct of the Trust’s business. The Board of Trustees is composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Funds’ performance. The Officers of the Trust are responsible for the Funds’ operations. The Trust is composed of ten portfolios.

The business and affairs of the Trust are managed under the general supervision of the Board in accordance with the laws of the State of Delaware and the Trust’s Trust Instrument and Bylaws. Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Interested Trustees." Trustees who are not deemed to be "interested persons" of the Trust are referred to as "Independent Trustees."

Each Trustee’s and officer’s address is c/o American Independence Funds Trust, 335 Madison Avenue, Mezzanine, New York 10017. Each Trustee holds offices until (i) the annual meeting next after his election and until his successor shall have been duly elected and qualified; (ii) he shall have resigned; or (iii) he is removed by the Trust’s shareholders in accordance with the Trust’s Bylaws. Each officer holds office for one year and until his successor shall have been elected and qualified. Each Trustee oversees 11 portfolios of the Trust, which is the sole open-end investment company in the American Independence Fund’s complex. The following table also discloses whether a Trustee serves as a director of any company that is required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

INDEPENDENT TRUSTEES

Name Address and	Position(s)	Term of	Principal	Number of	Other
Age	Held with	Office and	Occupation(s)	Funds in	Directorships
	Company	Length of	During Past Five	Complex	Held by
		Time	Years	Overseen	Trustee
		Served		by Trustee
Terry L. Carter*(2)	Trustee	Indefinite	Retired	11	None
Age: 59
	Trustee	Indefinite	President, Westchester	11	None
Joseph Hankin*(1)			Community College
Age: 67			since 1971
Jeffrey Haas*(1)	Trustee	Indefinite	Professor of Law, New	11	None
Age: 46			York Law School 1996-
			Present
Thomas Kice*(2)	Trustee	Indefinite	President of Kice	11	None
Age: 58			Industries, Inc.
George Mileusnic*(2)	Trustee	Indefinite	Retired Chief Financial Officer	11	None
Age: 53			of Caribou Coffee, Inc.
			(2001-2007). Chief
			Financial Officer of
			Dean and DeLuca
			(2000-2001).
			Executive Vice
			President of The
			Coleman Company
			(9/89-9/98).
Peter Ochs*(3)	Trustee	Indefinite	Manager of Ochs &	11	None
Age: 56			Associates, Inc.
Richard Wedemeyer*(1)	Chairman of	Indefinite	Retired. Formerly Vice	11	None
Age: 71	the Board and		President Finance and
	Trustee		Administration The
			Channel Corporation
			(June 1996-April 2002)

     INTERESTED TRUSTEES

Name Address and	Position(s)	Term of	Principal	Number of	Other
Age	Held with	Office and	Occupation(s)	Funds in	Directorships
	Company	Length of	During Past Five	Complex	Held by
		Time	Years	Overseen	Trustee
		Served		by Trustee
Ronald Baldwin*(2)	Trustee	Indefinite	Retired. Formerly	11	None
Age: 54			Director INTRUST
Financial Services, Inc.
Director of INTRUST
Brokerage , Inc. and
Chief Operating Officer
and President of
INTRUST Bank, N.A>
John J. Pileggi	Trustee	Indefinite	Managing Partner of	11	None
Age: 48			American Independence
Financial Services, LLC
since 2004. Formerly
President and Chief
Executive Officer, PLUS
Funds.com (2000-2002).
Formerly President and
CEO of ING Mutual
Fund Management Co.
LLC (1998-2000).

     OFFICERS

Name, Age and Position(s)	Length of Time Served as	Principal Occupation During
Held	Fund Officer	Past 5 Years
Eric Rubin*	7/2005-Present	President, American
Age: 41		Independence Financial
President		Services, LLC (2/05-Present).
Prior to 2005, Mr. Rubin was
Vice President of ING
Financial Partners from June
2004 to January 2005, Senior
Vice President Mercantile
Capital Advisers 4/03-4/04.
Formerly Senior Vice President
DST International (01/02-
04/03). Formerly President
EMR Financial Services
(06/00-02/01). Formerly
Senior Vice President ING
Funds 06/98-12/99).
Peter W. Wilson	10-2007-Present	Director of Alaric Compliance
Chief Compliance Officer		Services, LLC 2007 to present;
Age: 30		Attorney, U.S. Army JAG
Corps – 2003 to 2007.
Susan Silva	10-2007- Present	Vice President of Vastardis
Treasurer		Fund Services LLC since
Age: 40		August 2006; Treasurer of The
FBR Funds from 2002 through
2006 and officer of FBR
National Trust Company from
2001 through 2005.
Theresa Donovan*	7/2005-Present	Senior Director Compliance
Age: 58		and Administration American
Secretary		Independence Financial
Services, LLC (05/05-Present).
Formerly Senior Corporate
Paralegal, Paul, Weiss,
Rifkind, Wharton & Garrison,
LLP (04/98-05/05).
John J. Pileggi	12-07-Present	Managing Partner of American
Age: 48		Independence Financial Services,
Assistant Treasurer		LLC since 2004. Formerly
President and Chief Executive
Officer, PLUS Funds.com (2000-
2002). Formerly President and
CEO of ING Mutual Fund
Management Co. LLC (1998-
2000).

* Each Trustee and Officer may be contacted by writing to the Trustee or Officer, c/o American Independence Financial Services, LLC, 335 Madison Avenue, Mezzanine, New York, NY 10117.

(1) Each Trustee and Officer has served from the inception of the Funds.

(2) Messrs. Carter, Kice, Mileusnic, Baldwin and Pileggi have served as Trustees to the Predecessor Funds advised by Intrust Financial Services, Inc. since November, 1996.

(3) Mr. Ochs has served as a Trustee to the Predecessor Funds advised by Intrust Financial Services, Inc. since August 2000.

The following table sets forth any ownership by a non-interested Trustee or their immediate family members as to each class of securities of an investment advisor or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trust.

SHARE OWNERSHIP IN THE FUND COMPLEX (as of effective date of this Prospectus)

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity
Securities in All of the Fund Family
Joseph N. Hankin	None	None
Jeffrey Haas	$10,001-$50,000	$10,001-$50,000
Richard Wedemeyer	$10,001-$50,000	$10,001-$50,000
Terry L. Carter	None	None
Thomas F. Kice	None	None
Peter Ochs	None	None
George Mileusnic	None	None
Ron Baldwin	None	None
John J. Pileggi

KANSAS TAX-EXEMPT BOND FUND

Robert Campbell is the portfolio manager for the Kansas Tax-Exempt Bond Fund. His compensation consists primarily of a fixed base salary and a discretionary cash bonus. Mr. Campbell’s bonus compensation will be reviewed annually and will be determined by a number of factors including, the relative investment performance of the portfolios versus the Lehman Brothers 7-Year Municipal Index, the benchmark upon which the Fund is compared, before taxes, for a one year period of time; the consistency of the portfolio manager’s performance, the total value of the assets managed by the portfolio manager, the profitability of the investment advisor and the portfolio manager’s contribution to profitability and the trends in industry compensation and levels.

Mr. Campbell also receives employee benefits, including, but not limited to, health care and other insurance benefits as well as participation in the AIFS 401(k) program.

The structure of the portfolio manager’s compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

BENEFICIAL OWNERSHIP BY PORTFOLIO MANAGER
(as of the effective date of this Prospectus)

Name of Portfolio Manager	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity
Securities in All of the Fund Family
Robert Campbell	$10,000-$50,000	$10,000-$50,000

The portfolio manager makes investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the manager believes are applicable to that portfolio. Consequently, the portfolio manager may purchase or (sell) securities for one portfolio and not another portfolio. American Independence Financial Services, LLC has adopted policies and procedures which it believes are reasonably designed to address any potential conflicts. At present, Mr. Campbell does not manage any other accounts.

SUBADVISERS

Each of the Sub-advisers has entered into a Sub-Advisory Contract dated November 15, 2005, with the Adviser. The Sub-Advisory Contracts will continue in effect for a period beyond two years from the date of their execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contracts may be terminated without penalty by vote of the Trustees or the shareholders of the Funds, or by the Adviser, or the Sub-Adviser, on 60 days’ written notice by either party to the Contract and will terminate automatically if assigned.

INTERNATIONAL EQUITY FUND

Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") provides portfolio investment management services for the American Independence International Equity Fund. Barrow Hanley located at 2200 Ross Avenue, 31st Floor, Dallas, TX 75201, is a subsidiary of Old Mutual Asset Management (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group. Barrow Hanley is a value-oriented investment adviser providing investment management to separately managed portfolios for large institutional clients, registered investment companies, and individuals. Total assets under management as of October 31, 2007 were approximately $68.6 billion.

Barrow Hanley has managed the International Equity Fund since March 2, 2006. Barrow Hanley manages the Fund on a team basis led by Jane Gilday, CFA and David Hodges, CFA. Equity portfolio managers and analysts operate as a team for the purposes of generating and researching investment ideas within the non-U.S. equity segment of the market. Individual security holdings and weightings in the International Equity Fund are the result of input from both analysts and portfolio managers.

For the subadvisory services it provides to the International Equity Fund, Barrow Hanley receives from the Adviser and not the Fund, monthly fees based upon average daily net assets at the annual rate of up to 0.56%.

The following information is for the persons who are primarily responsible for day-to-day management of the Fund:

Name	Title	Length of Service	Business Experience
		at BHMS	for Past 5 Years
Jane Gilday, CFA	Portfolio Manager	9 years	BHMS
Dave Hodges, CFA	Portfolio Manager [1]	6 years	BHMS

1 Prior to 2006, Dave Hodges was an equity analyst with Barrow Hanley.

     Account Management Disclosure

As of October 31, 2007
	Number of Other Accounts			Number of Accounts and Assets
	Managed			For Which Advisory Fee is
	And Assets by Account Type			Performance-Based
Name of
Sub-Adviser		Other			Other
and	Registered	Pooled		Registered	Pooled
Portfolio	Investment	Investment	Other	Investment	Investment	Other
Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
		($mils)	($mils)
Barrow, Hanley Mewhinney & Strauss, Inc
Jane Gilday,	0	0	1(612.2)	0	0	0
CFA
Dave	0	1(6.2)	0	0	0	0
Hodges,
CFA

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

BENEFICIAL OWNERSHIP BY PORTFOLIO MANAGER
(as of the October 31, 2007)

Name of Portfolio Managers	Dollar Range of Equity	Aggregate Dollar Range of
	Securities in the Trust	Equity Securities in All of the
Fund Family
Jane Gilday	$100,001 - $500,000	$100,001 - $500,000
Dave Hodges	None	None

Compensation Disclosure

In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

FINANCIAL SERVICES FUND AND STOCK FUND American Independence Capital Management, LLC (“AICM”) provides portfolio investment management services for the Financial Services Fund and the Stock Fund. AICM, 335 Madison Avenue, Mezzanine, New York, NY 10017, is a jointly owned affiliated registered investment advisor of American Independence Financial Services, LLC and Miller & Jacobs, LLC. AICM currently has assets under management of $122 million. Messrs. Jeffrey A. Miller and Eric D. Jacobs, will act as the portfolio managers to the Financial Services Fund and the Stock Fund. As such, they will have direct and primary responsibility for all investment decisions, subject to the overall supervision of the Adviser. In particular, Mr. Miller will be responsible for all strategic portfolio investments, as well as research and trading of banks and thrifts, while Mr. Jacobs concentrates on evaluating broader market conditions and combining that analysis with proprietary research to determine sub-sector portfolio allocations.

Jeffrey A. Miller

Jeffrey A. Miller, co-founded Miller & Jacobs Capital, LLC in February 2003, and has been managing an affiliated Delaware company (also called Miller & Jacobs Capital, LLC) since 1997. He earned his Masters of Business Administration with Distinction from Cornell University. He also earned a Bachelor of Arts degree in History with Distinction from Cornell University.

Prior to co-founding Miller & Jacobs Capital in 2003, and its affiliated entity in 1997, Mr. Miller was Vice President of Equity Research at Keefe, Bruyette & Woods, Inc. (“KB W”) where he worked from 1994 to 1997.

Mr. Miller has been widely quoted by the financial press, including The Wall Street Journal, The New York Times, American Banker, and Buyside Magazine. He was also the keynote speaker for the Regional Banking Industry at The Wall Street Forum in September of 1996, where he provided an industry overview as well as his stock recommendations.

Mr. Miller is a founder and member of the Board of Directors of The Maasai Foundation of East Africa and is active in many charities in St. Croix, including serving on the Board of the Good Hope School.

Eric D. Jacobs

Eric D. Jacobs, co-founded Miller & Jacobs Capital, LLC in February 2003, and has been managing an affiliated Delaware company (also called Miller & Jacobs Capital, LLC) since 1997 that serves as a portfolio manager for numerous funds managed or advised by its affiliates. He earned a Bachelor of Arts Degree as a Political Science major from Allegheny College in Pennsylvania. He also studied at the University of Richmond School of Law.

Mr. Jacobs was a Vice President at Stuart, Coleman & Co., Inc. from June 1995 to December 1996 where he managed discretionary accounts focusing on the financial services sector. Mr. Jacobs worked at Paine Webber, Inc. from December 1993 to June 1995 where he had responsibility for attracting new assets under management, recommending investment strategies and implementing those strategies with clients. Mr. Jacobs worked at Lehman Brothers from November 1992 to December 1993 with equity and fixed income securities and derivative products.

The following information is for the persons who are primarily responsible for day-to-day management of the Funds:

Name	Title	Length of Service
Eric D. Jacobs	Portfolio Manager	11yrs
Jeffrey A. Miller	Portfolio Manager	11yrs

Account Management Disclosures

	Number of Other Accounts Managed			Number of Accounts and Assets For
	And Assets by Account Type			Which Advisory Fee is Performance-Based
Name of Sub-
Adviser and		Other Pooled			Other Pooled
Portfolio	Registered	Investment		Registered	Investment
Manager	Investment	Vehicles	Other	Investment	Vehicles	Other
	Companies		Accounts	Companies		Accounts
Eric D. Jacobs	-0-	-0-	2 (154M)	1 (4M)	-0-	-0-
Jeffrey A. Miller	-0-	-0-	2 (154M)	1 (4M)	-0-	-0-

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). AICM manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS

In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on quantitative and qualitative factors. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. Contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

BENEFICIAL OWNERSHIP BY PORTFOLIO MANAGER
(as of October 31, 2007)

Name of Portfolio Managers	Name of Fund	Dollar Range of Equity
Securities in the Trust
Eric Jacobs	Stock Fund	None
	Financial Services Fund	None
Jeffrey Miller	Stock Fund	None
	Financial Services Fund	None

SHORT-TERM BOND FUND AND INTERMEDIATE BOND FUND American Independence Financial Counselors, LLC (“AIFC”) provides portfolio investment management services for the Short-Term Bond Fund and the Intermediate Bond Fund. AIFC, 335 Madison Avenue, Mezzanine, New York, NY 10017, is a wholly owned subsidiary of American Independence Financial Services, LLC. AIFC currently has $98 million in assets under management. The day to day management of the Short-Term Bond Fund and the Intermediate Bond Fund will be the responsibility of Mr. Robert Campbell. Mr. Campbell also manages the American Independence Kansas Tax-Exempt Bond Fund.

Mr. Campbell’s compensation consists primarily of a fixed base salary and a discretionary cash bonus. Mr. Campbell’s bonus compensation will be reviewed annually and will be determined by a number of factors including, the relative investment performance of the Kansas-Tax Exempt Bond Fund versus the Lehman Brothers 7-Year Municipal Index, the Short-Term Bond Fund versus the Lehman Brothers 1-3 Year Aggregate Index and the Intermediate Bond Fund versus the Lehman Brothers U.S. Aggregate Index, the benchmarks upon which the Funds are compared, before taxes, for a one year period of time; the consistency of the portfolio manager’s performance, the total value of the assets managed by the portfolio manager, the profitability of the investment advisor and the portfolio manager’s contribution to profitability and the trends in industry compensation and levels.

Mr. Campbell also receives employee benefits, including, but not limited to, health care and other insurance benefits as well as participation in the AIFS 401(k) program.

The structure of the portfolio manager’s compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

BENEFICIAL OWNERSHIP BY PORTFOLIO MANAGER (as of the October 31, 2007)

Fund	Beneficial Ownership
Short-Term Bond Fund	None
Intermediate Bond Fund	None
Kansas-Tax-Exempt Bond Fund	None

The portfolio manager makes investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the manager believes are applicable to that portfolio. Consequently, the portfolio manager may purchase or (sell) securities for one portfolio and not another portfolio. American Independence Financial Counselors, LLC has adopted policies and procedures which it believes are reasonably designed to address any potential conflicts. At present, Mr. Campbell does not manage any other accounts.

STANDING BOARD COMMITTEES

The Board has established two committees: the Audit and Nominating Committees. The Audit Committee annually considers the engagement and compensation of the Trust’s independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust’s financial statements. The Audit Committee consists of all of the Independent Trustees. The Audit Committee met two times during the fiscal year.

The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees. The Nominating Committee consists of all Independent Trustees. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust’s Secretary.

BOARD COMPENSATION

Trustees who are not officers, directors or employees of American Independence Financial Services, LLC or the Distributor will receive from the Trust, an annual fee of $4,000 and a fee of $1,000 for each Board meeting attended, $1,000 for each telephonic or Committee meeting attended, and reimbursement for expenses incurred as a Trustee. The Chairman of the Board will receive an additional fee of $1,000 for each Board meeting attended. The Chairman of the Audit Committee will receive an additional fee of $1,000 for each Audit Committee attended.

COMPENSATION TABLE

Name of Person,	Aggregate	Pension or	Estimated	Total
Position	Compensation	Retirement	Annual Benefit	Compensation
	from Fund	Benefits Accrued	Upon Retirement	From Fund and
		As Part of Funds		Fund Complex
		Expenses		Paid to Trustees
INTERESTED TRUSTEES
John J. Pileggi	$ 0	N/A	N/A	$ 0
Ron Baldwin	$11,000	N/A	N/A	$11,000

NON-INTERESTED TRUSTEES
Richard Wedemeyer	$18,000	N/A	N/A	$18,000
George Mileusnic	$14,000	N/A	N/A	$14,000
Terry Carter	$11,000	N/A	N/A	$11,000
Thomas Kice	$11,000	N/A	N/A	$11,000
Peter Ochs	$12,000	N/A	N/A	$12,000
Jeffrey Haas	$12,000	N/A	N/A	$12,000
Joseph Hankin	$12,000	N/A	N/A	$12,000

CODES OF ETHICS

The Trust and the Advisor have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits investment personnel subject to the particular Code to invest in securities, including securities that may be purchased or held by the American Independence Funds, for their own accounts. These Codes of Ethics are filed as exhibits to the Trust’s registration statement on Form N-1A and are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C.

PROXY VOTING POLICY AND PROCEDURES

The Trust has contractually delegated, subject to Board oversight, the responsibility for voting proxies relating to portfolio securities held by an American Independence Fund to the Advisor. The Trust has delegated proxy voting to the Advisor with the direction that proxies should be voted in a manner consistent with the best interests of a Fund and its shareholders. The Advisor has adopted its own proxy voting policies and procedures for this purpose. These policies and procedures include specific provisions to resolve conflicts of interest that may arise between the interests of a Fund and the Advisor or and its affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

Starting on August 31, 2004, information (if any) regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Trust’s website at http://www.aifunds.com and (ii) on the SEC’s website at http://www.sec.gov.

ADVISORY SERVICES

American Independence Financial Services, LLC serves as investment adviser to the Funds pursuant to a Management Agreement dated December 15, 2006, between the Trust and American Independence Financial Services, LLC pursuant to obligations under the Advisory Agreement. American Independence Financial Services, LLC also provides certain administrative services necessary for the Funds’ operations including; (i) coordination of the services performed by the Funds’ transfer agent, custodian, independent accountants and legal counsel; (ii) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; (iii) preparation of proxy statements and shareholder reports for the Funds; (iv) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds’ Officers and Board of Trustees; and (v) furnishing office space and certain facilities required for conducting the business of the Funds.

The following table shows the advisory fees that AIFS, in its capacity as investment advisor, is entitled to receive from the American Independence Funds, calculated daily and paid monthly at the following annual rates, as a percentage of each respective Fund’s average daily net assets.

Fund	Advisory Fee
Stock Fund	1.00%
International Equity Fund	0.81%
Short-Term Bond Fund	0.40%
Intermediate Bond Fund	0.40%
Kansas Tax-Exempt Bond Fund	0.30%
Financial Services Fund	1.25%

The following table shows the sub-advisory fees that AIFS will pay to the sub-advisors;

Fund	Sub-Advisory Fee
Stock Fund	0.34%
International Equity Fund	0.56%
Short-Term Bond Fund	0.15%
Intermediate Bond Fund	0.15%
Financial Services Fund	0.75%

Under the Advisory Agreement, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Agreement, and the Trust has agreed to indemnify the Advisor against any claims or other liabilities arising out of any such error of judgment or mistake or loss. The Adviser shall remain liable, however, for any loss resulting from willful misfeasance, bad faith, or negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Agreement. Unless sooner terminated, the Advisory Agreement will continue in effect through March 1, 2009 with respect to the American Independence Funds. The Advisory Agreement will continue from year to year after its anticipated termination date if such continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the affected Fund or Funds, provided that in either event such Agreement’s continuance also is approved by a majority of the Trustees who are not parties to such Agreement, or "interested persons" (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated by the Trust or the Advisor on 30 days’ written notice, and will terminate immediately in the event of its assignment.

For the fiscal year ended October 31, 2007 the Adviser was entitled to advisory fees in the following amounts:

	Advisory Fees
	Earned	Waived or Reimbursed
Stock Fund	$760,793	$593,676
International Equity Fund	$312,153	$313,453
Short Term Bond Fund	$149,204	$293,866
Intermediate Bond Fund	$ 97,043	$200,034
Kansas Tax-Exempt Bond Fund	$506,308	$492,063
Financial Services Fund	$ 18,096	$ 42,600

INITIAL BOARD APPROVAL OF THE ADVISORY AGREEMENTS FOR THE AMERICAN INDEPENDENCE FUNDS

American Independence Financial Services, LLC’s compensation under the Advisory Agreement may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Advisory Agreement, American Independence Financial Services, LLC may reduce its compensation to the extent that the funds’ expenses exceed such lower expense limitation as American Independence Financial Services, LLC may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on American Independence Financial Services, LLC’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the prospectus. In addition, through March 1, 2009 and March 1, 2011 for the Kansas Tax-Exempt Bond Fund), American Independence Financial Services, LLC has agreed to waive fees and reimburse expenses of the funds to the extent necessary to ensure that the funds pays total fund operating expenses at a certain rate.

In considering the Advisory Agreement, the Trustees considered numerous factors they believe to be relevant, including a comparison of the fees and expenses of other similarly managed funds, the advisor’s research and decision-making processes, the methods adopted to assure compliance with the funds’ investment objectives, policies and restrictions; the level of research required to select the securities appropriate for investment by the funds; the education, experience and number of advisory personnel; the level of skill and effort required to manage the fund; the value of services provided by the advisor; the economies and diseconomies of scale reflected in the management fee; the advisor’s potential profitability; the financial condition and stability of the advisor; the advisor’s trade allocation methods; the standards and performance in seeking best execution; allocation for brokerage and research and use of soft dollars.

ADMINISTRATION SERVICES

AIFS also provides certain administrative services necessary for the Funds’ operations. For the period March 1, 2007 through October 31, 2007, the fees for the services provided under such agreement were calculated based on each Fund’s average daily net assets at an annual rate of 0.15%.

AIFS has entered into an agreement with Vastardis Fund Services LLC (“Vastardis”) whereby Vastardis provides sub-administration services for a fee accrued daily and paid monthly, on aggregate net assets of all Funds in the Trust, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate
Annual Fees
First $3 billion of net assets	0.05%
Next $2 billion of net assets	0.04%
Over $5 billion of net assets	0.03%

For the fiscal year ended October 31, 2007 the Administrator and Sub-Administrator each earned fees in the following amounts:

	Earned	Waived
Stock Fund	$86,097	$32,713
International Equity Fund	$93,934	$16,847
Short Term Bond Fund	$44,761	$18,553
Intermediate Bond Fund	$29,113	$16,700
Kansas Tax-Exempt Bond Fund	$126,577	$51,943
Financial Services Fund	$1,086

DISTRIBUTION AND SERVICES PLANS

The Trust has adopted separate Distribution and Services Plans pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Class A Shares and Class C Shares of the American Independence Funds (the "Plans"). Under the Plans, the Trust (i) may pay the Distributor or another person for distribution services provided and expenses assumed and (ii) may pay, through the Distributor, broker-dealers or other financial institutions ("Service Organizations") for services, as defined by the Financial Industry Regulatory Authority (FINRA).

Payments to the Distributor will compensate it for distribution assistance and expenses assumed and activities primarily intended to result in the sale of shares, including compensating dealers and other sales personnel, direct advertising and marketing expenses and expenses incurred in connection with preparing, mailing and distributing or publishing advertisements and sales literature, for printing and mailing Prospectuses and SAIs (except those used for regulatory purposes or for distribution to existing shareholders), and costs associated with implementing and operating the Plan.

The Trust intends to enter into servicing agreements under the Plan that will require the Service Organizations receiving such compensation from the Distributor to perform certain services, as defined by FINRA.

Under the Plan, payments by the Trust for distribution expenses may not exceed 0.25% (annualized) of the average daily net assets of Class A Shares of a Fund and 0.75% for Class C Shares, and payments for services, as defined by FINRA, may not exceed 0.25% (annualized) of the average daily net asset value of a Fund’s outstanding Class A Shares that are owned of record or beneficially by a Service Organization’s customers for whom the Service Organization is the owner of record or shareholder of record or with whom it has a servicing relationship. Payments for distribution expenses under the Plan are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" the Trust. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The Plan provides that it may not be amended to increase materially the costs that Service Shares may bear for distribution pursuant to the Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Board has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and holders of Service Shares. The Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to a Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the Shares of the Fund involved. Any agreement entered into pursuant to the Plan with a Service Organization will be terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Service Shares of such Fund, by the Distributor or by the Service Organization. Any such agreement will also terminate automatically in the event of its assignment.

As long as the Plan is in effect, the nomination of Independent Trustees must be committed to the discretion of the Independent Trustees.

For the year ended October 31, 2007 the Distributor earned the following fees:

Fees Earned
Stock Fund		$80,405
Class A Shares		$205
Service Class		$81,782
Service – Class A		$205
International Equity Fund		$82,804
Class A Shares		$59
Service Class		$84,232
Service – Class A		$59
Short Term Bond Fund		$45,574
Class A Shares		$7
Service Class		$46,332
Service – Class A		$7
Intermediate Bond Fund		$30,870
Class A Shares		$6
Service Class		$41,750
Service – Class A		$6
Kansas Tax-Exempt Bond Fund	$
Institutional Class A Shares		$567
Class A Shares		$2,937
Service-Institutional Class		$129,109
Service – Class A		$2,037

SUB-TRANSFER AGENCY PLAN

The Funds have adopted a Sub-Transfer Agency Plan pursuant to which it may pay a fee of up to an annual rate of 0.25% of Fund average daily net assets to service organizations who provide sub-transfer agency services to their customers who own shares of the Funds.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

Your financial intermediary may receive various forms of compensation from you, the Funds or AIFS in connection with the sale of shares of a Fund to you or you remaining an investor in a Fund. The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries. These types of payments include:

  Contingent deferred sales charges or initial front-end sales charges (if applicable), which are payable from your investment to the Distributor and all or a portion of which are payable by the Distributor to financial intermediaries (see “A Choice of Share Classes” in the Prospectus);

  Ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's Distribution Plans adopted under Rule 12b-1 under the Investment Company Act and Shareholder Servicing Plan, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see “Distribution and Service Plans” in the SAI);

  Shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, which are paid from the assets of a Fund as reimbursement to the financial intermediary for expenses they incur on behalf of the Fund.

  Payments by AIFS out of its own assets. AIFS may make these payments in addition to payments described above. Your financial intermediary may receive payments from AIFS that fall within one or more of the following categories, each of which is described in greater detail below:

    Distribution Related Payments;

    Service Related Payments; and

    Processing Related Payments.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with AIFS’ promotional efforts. Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You should ask your financial intermediary for details about any such payments it receives from AIFS or any other fees or expenses it charges.

Distribution Related Payments. AIFS may make payments to certain financial intermediaries as incentives to market the funds or to cooperate with AIFS’ promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support. AIFS compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.15% of that financial intermediary’s total sales of the Funds, and 0.15% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

As noted above a number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary's Funds sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give AIFS access to its investment representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” AIFS' goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.

Service Related Payments. Payments may also be made by AIFS to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services. Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

AIFS compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. Service Related Payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the assets attributable to that financial intermediary.

Processing Related Payments. AIFS may make payments to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries’ costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that AIFS may make under this category include, among others, payment of networking fees or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

Other Payments. Additionally, AIFS may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated investment representatives in connection with educational seminars and “due diligence” or training meetings (to the extent permitted by applicable laws or rules of the National Association of Securities Dealers) and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals and conferences. AIFS makes payments for entertainment events it deems appropriate, subject to AIFS’ policies and applicable law. These payments may vary depending on the nature of the event.

As of September 30, 2006, the following financial intermediaries that are broker dealers have been approved by the Board of Trustees to receive Distribution Related and/or Service Related Payments:

Pershing
Fidelity Brokerage Services LLC
Fiserv Trust Company
Benefit Plan Administrators
A.G. Edwards & Sons

Any additions or deletions to the list of financial intermediaries identified above that have occurred since October 31, 2007 are not reflected.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AGENT

INTRUST Bank, N.A. acts as custodian and securities lending agent for the Funds. Mellon Bank acts as global custodian and securities lending agent for the Funds. Boston Financial Data Services (“BFDS”) acts as transfer agent for the Funds. The Trust compensates BFDS for providing personnel and facilities to perform transfer agency related services for the Trust. JPMorgan Worldwide Securities Services provides the fund accounting services to the Funds.

EXPENSES

Except as noted below, American Independence Financial Services, LLC bears all expenses in connection with the performance of its advisory and administrative services. The Trust bears its owns expenses incurred in its operations, including: organizational costs; taxes; interest; fees (including fees paid to its Trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory fees; administration fees and expenses; charges of the custodians, transfer agent and fund accountant; certain insurance premiums; outside auditing and legal expenses; fees of independent pricing services; costs of shareholders’ reports and shareholder meetings; fees of industry organizations such as the Investment Company Institute; and any extraordinary expenses. The Trust also pays for brokerage fees and commissions, if any, in connection with the purchase of its portfolio securities.

FEE WAIVERS

The Advisor has agreed in writing to limit the expenses of the American Independence Funds to the amount indicated below until March 1, 2009 for all funds except the Kansas Tax-Exempt Bond Fund which waiver will be in effect until March 2011 and the Financial Services Fund which will be in effect until January 31, 2008. These limits do not include any taxes, brokerage commissions, interest on borrowings or extraordinary expenses.

The Advisor has agreed to reduce its management fee and reimburse expenses in order to keep total annual fund operating expenses at the following levels:

Fund	Class A	Class C	Institutional Class
Stock Fund	1.39%	1.89%	0.89%
International Equity	1.49%	1.99%	0.99%
Short-Term Bond Fund	0.75%	1.45%	0.45%
Intermediate Bond Fund	1.06%	1.56%	0.45%
Kansas Tax-Exempt Bond Fund	0.90%	1.40%	0.40%
Financial Services Fund	1.75%	2.25%	1.25%

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

Grant Thornton, LLP, 175 West Jackson Blvd., Chicago, Illinois 60604, has been selected as the Independent Registered Public Accounting Firm for the Trust. Grant Thornton LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

Dechert LLP, 30 Rockefeller Plaza, New York, New York, serves as counsel to the Trust.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program the "Program"), which includes the Customer Identification Program, as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

SHARES OF BENEFICIAL INTEREST

The American Independence Funds Trust was organized as a Delaware business trust on October 7, 2004, and currently consists of five series, which is offered in this SAI. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid and non-assessable.

The American Independence Funds offer three classes of shares, Class A, Class C and Institutional Class. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Call 1-866-410-2005, or contact your sales representative, broker-dealer or bank to obtain more information about the Funds’ shares.

The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

As of February 20, 2008, no person owned of record, or to the knowledge of management beneficially owned five percent or more of the outstanding shares of the respective Fund or classes except as set forth below:

Fund	Percentage Owned
Stock Fund
Class A

SSB&T Ci
Cust for the SEP IRA of
Jeffrey J. Haas
c/o New York Law School
57 Worth St
New York, NY 10013	33.65%

SSB&T Co
Ellyn Fine
IRA
15486 West Fairmount Ave.
Goodyear, AS 85297	14.38%

SSB&T Co
David M. Ricci
IRA
3886 E. Vallejo Drive
Gilbert, AZ 85297	11.39%

Eric M. Rubin
16409 S 30th Street
Phoenix, AZ 85045	9.06%

MG Trust Company
CUST FBO
Arrivato Advisors LLC
Retirement
700 17th St., Suite 300
Denver, CO 80202	8.48%

Ariel B. Fromer
PO Box 24783
Christiansted, VI 00824	6.58%

C Class

Raymond James & Assoc Inc.
FBO Lisa Rubin
1640-9 S 30th Drive
Phoenix AZ 85045	60.61%

Raymond James & Assoc. Inc.
FBO Judith K. Dennis TTEE
U/A DTD March 17, 1993
J Dennis Intervivos Trust
1401 Palo Verde Dr.
Carson City, NV 89701	39.39%

Institutional Class

Maril & Co.
FBO NJ
c/o Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224	45.15%

Mitra & Co.
FBO NJ
c/o Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224	28.74%

Attn Mutual Funds
NFS LLC FEBO
c/o Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224	25.86%

International Equity Fund
Class A

Eric M. Rubin
335 Madison Avenue, Mezzanine
New York, NY 10017	26.41%

SSB&T Co
Cust for the IRA of
David M. Ricci
3886 E. Vallejo Drive
Gilbert, AZ 85297	26.15%

MG Trust Company
CUST FBO
Arrivato Advisors LLC
Retirement
335 Madison Avenue, Mezzanine
New York, NY 10017	22.56%

Richard A Wedemeyer &
Jane Y Wedemeyer Comm Prop
78 Summit Rd
Riverside, CT 06878	13.06%

Sandra C Whitworth
16013 S Desert Foothills Pkwy
#1090
Phoenix, AZ 85048	11.80%

Class C

Raymond James & Assoc. Inc
FBO Lisa Rubin
16409 S 30th Dr
Phoenix, AZ 85045	100.00%

Institutional

Maril & Co.
FBO NJ
c/o Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224	49.23%

Att Mutual Funds

NFS LLC FEBO
FBO INTRUST Bank NJ Dly Rcrdkpg
Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224	25.60%

Mitra & Co.
FBO NJ
c/o Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224	24.45%

Short-Term Bond Fund
Class A

Ridge Clearing and Outsourcing
FBO 421-90151-14
2 Journal Square Plaza
Jersey City, NJ 07306	66.29%

Ridge Clearing and Outsourcing
FBO 421-90151-17
2 Journal Square Plaza
Jersey City, NJ 07306	10.04%

Richard Wedemeyer
Jane Y Wedemeyer
TEN COMM
78 Summit Rd.
Riverside, CT	7.40

Ridge Clearing and Outsourcing
FBO 421-90151-17
2 Journal Square Plaza
Jersey City, NJ 07306	7.23%

Institutional

Maril & Co.
FBO NJ
c/o Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224	60.85%

Mitra & Co.
FBO NJ
c/o Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224	35.85%

Intermediate Bond Fund
Class A

Richard Wedemeyer
Jane Y Wedemeyer
TEN COMM
78 Summit Rd.
Riverside, CT	75.66%

MG Trust Company
CUST FBO
Arrivato Advisors LLC
Retirement
335 Madison Avenue, Mezzanine
New York, NY 10017	24.34%

Institutional

Maril & Co.
FBO NJ
c/o Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224	56.66%

Mitra & Co.
FBO NJ
c/o Marshall & Ilsley Trust Company, NA
11270 West Park Place
Suite 400
Milwaukee, WI 53224	37.05%

Attn Mutual Funds
NFS LLC FEBO
Marshall & Ilsley Trust Co
FBO INTRUST Bank NJ Dly Rcrdkpg
11270 West Park Place
Suite 400
Milwaukee, WI 53224	6.11%

Kansas Tax-Exempt Bond Fund
Class A

Michael A. Belluomo
Michael A. Belluomo Living Trust
DTD 11-12-96
2245 Bullinger St.
Wichita, KS 67204	14.72%

Harry T Hidaka
1945 Portee #157
Wichita, KS 67203	12.55%

Pershing, LLC
PO Box 2052
Jersey City, NJ 07303	10.41%

John C. Cannon
Faith A. Cannon
JTWROS
10419 Todman Landing Ct.
Burke, VA 22015	9.49%

Anna Ruth Kice TTEE &
Jack W.Kice TTEE
Anna Ruth Kice Living Trust
DTD 12-15-92
3103 Harahey Rdg.
Manhattan, KS 66502	7.49%

Kim R. Robertson
4841 N Heritage Ct.
Park City, KS 67219	6.82%

Robert Hettenbach
Robert Hettenbach Trust
DTD 11-21-91
101 S. Florence
Wichita, KS 67209	6.58%

Daniel E. Monnat
Grace Wu-Monnat
JTWROS
1435 Lieunett
Wichita, KS 67203	6.03%

Pershing LLC
PO Box 2052
Jersey City, NJ 07303	5.48%

C Class

Virginia P. Florez
5129 E 39th Street
Wichita, KS 67220	100.00%

Institutional Class

Maril & Co.
c/o Marshall & Ilsley Trust Company
NA
11270 W Park Place Ste. 400
Milwaukee, WI 53224	97.14%

Financial Services Fund

Class A

Jean B. Jacobs
21 Mount Harmony Rd
Bernardsville NJ 07924	30.49%

Betty B Chatfield &
William R Chatfield Jt. Ten
26 Carroll Pl
Greenlawn NY 11740	30.15%

Paul Cameron Salmore
160 E 84th Street Apt a8B
New York, NY 10028	17.42%

Raymond James & Assocv. Inc.
FBO Oregon E. Lybass
1409 Windsor Pl
Jacksonville FL 32205	7.02%

Class C

Raymond James & Assoc Inc.
FBO Lisa Rubin
16409 S 30th Dr
Phoenix AZ 85045	61.68%

Raymond James & Assoc Inc.
FBO Larry Whitfield
PO Box 10044
College Station TX 77842	38.32%

     The Funds do not know the extent to which other holders of record were beneficial owners of shares indicated.

VOTING RIGHTS

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund. Under the Fund’s Trust Instrument, the Boards of Trustees are authorized to create new portfolios or classes without the approval of the shareholders of the applicable Fund. Each share will have a pro rata interest in the assets of the Fund portfolios to which the shares of that series relates, and will have no interest in the assets of any other Fund portfolio. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class. Each Fund’s Board of Trustees is also authorized to create new classes without shareholder approval. When certain matters affect one class but not another, the shareholders would vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or portfolio unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund’s fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the Advisory Contract is a matter to be determined separately by each Fund. As used in the Prospectus and in this SAI, the term "majority", when referring to approvals to be obtained from shareholders of a Fund or class means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or class. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust may dispense with annual meetings of shareholders in any year in which it is not required to elect trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a trustee is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a Fund represents an equal proportional interest in that Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

A Shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a "control person" (as defined under applicable securities laws) of the Fund.

CONVERSION INTO A FEEDER FUND

The Board may convert the Fund in the future into a feeder fund in a master-feeder fund structure without approval of the Funds’ shareholders (the "Shareholders"). It is uncertain whether the Funds will convert into a feeder fund in the future and doing so may require certain regulatory approvals. As a feeder fund, each Fund would seek to achieve its investment objective by investing all of its assets in the securities of a singer master fund with substantially the same investment objective, strategies and restrictions as the Fund. If the Funds were to convert into feeder funds, the Funds’ interest in the securities owned by the master fund would be indirect, unlike other investment companies that typically acquire and manage their own portfolio securities directly.

PERFORMANCE INFORMATION

The Stock Fund, International Equity Fund, Financial Services Fund, Short-Term Bond Fund, Intermediate Bond Fund and Kansas Tax-Exempt Bond Fund may quote performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. The following paragraphs describe how yield and return are calculated by the American Independence Funds.

Return Calculations. Returns quoted in advertising reflect all aspects of a Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in a Fund’s NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund’s performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns, a Fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax and an after-tax basis. Returns may or may not include the effect of a fund’s short-term trading fee or the effect of a fund’s small balance maintenance fee. Excluding a fund’s short-term trading fee or small balance maintenance fee from a return calculation produces a higher return figure. Returns, yields, if applicable, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

From time to time, in advertisements or in reports to shareholders, a Fund’s yield or total return may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices. In addition, total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron’s, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, may be used in comparing the performance of a Fund. The total return and yield of a Fund may also be compared to data prepared by Lipper, Inc.

From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) that may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of Fund rankings or ratings by recognized rating organizations. The Trust may also include calculations, such as hypothetical compounding examples, that describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

It is the policy of the Trust ("Disclosure Policies"), with respect to each of the Funds, to disclose to the general public the portfolio holdings of each of the Funds: (i) in regular public filings made with the Securities and Exchange Commission; and (ii) on a quarterly basis with a lag time of 30 days, by calling 1-888-266-8787. The Funds may also disclose portfolio holdings information in response to a request from a regulatory or other governmental entity.

Portfolio holdings information for the Funds may also be made available more frequently and prior to its public availability ("non-standard disclosure") to:

(1)	the Funds’ service providers including the Funds’ custodian, administrator, fund accountant, financing agents, pricing services and certain others (such as auditors, proxy voting services and securities lending agents) necessary for the Funds’ day-to-day operations ("Service Providers"); and

(2)	certain non-service providers including ratings agencies and other qualified financial professionals (such as Lipper Analytical Services, Moody’s Investors Service, Morningstar, Standard & Poor’s Rating Service and Thomson Financial) for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation) ("Non-Service Providers"). Generally such information is provided to non- service providers on a monthly and quarterly basis with a five-to-fifteen day lag. The above list of ratings agencies will be updated each year.

Prior to the release of non-standard disclosure to Non-Service Providers, the recipient must adhere to the following conditions:

(1)	the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and

(2)	the recipient signs a written Confidentiality Agreement. Persons and entities unwilling to execute an acceptable Confidentiality Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Funds’ Disclosure Policies; or

(3)	the recipient provides assurances of its duty of confidentially by such means as certification as to its policies’ adequacy to protect the information that is disclosed.

The Funds have determined that non-standard disclosure to each service and non-service providers fulfills legitimate business purpose and is in the best interest of shareholders and believes that these arrangements subject the recipients to a duty of confidentiality. Neither the Funds nor the Funds’ investment adviser or any sub-adviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. These Disclosure Policies may not be waived or exceptions made, without the consent of the Funds’ Chief Compliance Officer. The Board of Trustees has approved this policy and will review any material changes to this policy, and shall periodically review persons or entities receiving non-standard disclosure. The Board of Trustees and Chief Compliance Officer (1) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds’ Disclosure Policies and (2) will address any conflicts of interest involving non-standard disclosure.

TAXATION

The Funds have qualified and intend to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). In addition, a Fund earning tax-exempt interest must, in each year, distribute at least 90% of its net tax-exempt income. By meeting these requirements, the Funds generally will not be subject to Federal income tax on their investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. For federal income tax purposes, the following Funds had capital loss carry-forwards as of October 31, 2007 which are available to offset future capital gains, if any:

	Amount	Expires
Financial Services Fund	$77,627	2015
Short-Term Bond Fund	$171,659	2013
Short-Term Bond Fund	$74,624	2014
Short-Term Bond Fund	$20,295	2015
Intermediate Bond Fund	$187,933	2014
Intermediate Bond Fund	$215,080	2015
Kansas Tax-Exempt Bond Fund	$592,685	2009
Kansas Tax-Exempt Bond Fund	$1,379,613	2010
Kansas Tax-Exempt Bond Fond	$2,495	2011
Kansas Tax-Exempt Bond Fund	$122,004	2012
Kansas Tax-Exempt Bond Fund	$88,129	2013
Kansas Tax-Exempt Bond Fund	$225,533	2015
____________________

A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year.

Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Some Funds and the Portfolio may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an"excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund or the Portfolio held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s or, in the case of the International Multi-Manager Stock Fund, the Portfolio’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) and the International Multi-Manager Stock Fund will be taxed on its proportionate share of the Portfolio’s excess distributions allocated to that holding period even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

A Fund or the Portfolio may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund or the Portfolio generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund’s and the Portfolio’s intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself or the Portfolio to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard. The Portfolio does not intend to acquire stock of issuers that are considered PFICs.

Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares will not be entitled to the dividends-received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. Proposed legislation, if enacted, would reduce the dividends received deduction from 70 to 50 percent.

Distributions of net long term capital gains, if any, designated by the Funds as long term capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Funds’ shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

Distributions by a Fund reduce the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholders hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on the redemption, sale or exchange of Fund shares will be disallowed to the extent an exempt-interest dividend was received with respect to those shares if the shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

The taxation of equity options is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option, If the option is exercised, the cost of the option, in the case of a call Option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds and the Portfolio may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund or the Portfolio at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should contact their own tax advisors in this regard.

Generally, the hedging transactions undertaken by a Fund or the Portfolio may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund or the Portfolio. In addition, losses realized by a Fund or the Portfolio on a position that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund or the Portfolio of hedging transactions are not entirely clear, Hedging transactions may increase the amount of short-term capital gain realized by a Fund or Portfolio which is taxed as ordinary income when distributed to stockholders.

A Fund or the Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If a Fund or the Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should contact their own tax advisors in this regard.

Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund or, in the case of the International Multi-Manager Stock Fund, the Portfolio will be able to engage in transactions in options, futures, and forward contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund or the Portfolio accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund or the Portfolio actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. Investors should contact their own tax advisors in this regard.

Income received by a Fund or the Portfolio from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign governments and corporations, the Fund will be eligible and intends to elect to "pass-through" to its shareholders the amount of such foreign taxes paid by the Fund or, in the case of the International Equity Fund, its proportionate share of such taxes paid by the Portfolio. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid (or deemed paid) by a Fund, and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund’s taxable year whether the foreign taxes paid by a Fund or the Portfolio will "pass-through" for that year and, if so, such notification will designate (a) the shareholder’s portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund’s income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund (including, in the case of the International Equity Fund, its proportionate share of the Portfolio’s foreign source passive income). The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

The Funds are required to report to the IRS all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 30% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholders U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 28% (or at a lower rate under a tax treaty).

2003 TAX ACT

Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers. Each of the Funds will be able to separately designate distributions of any qualifying long-term capital gains. Each of the Funds investing in stock will also be able to designate qualifying dividends earned by the Fund that would be eligible for the lower minimum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. A portion of each Fund’s distributions from its investment income may also qualify for the dividends received deduction available to corporations (the corporate shareholder would need to have at least a 46 day holding period with respect to any such qualifying distribution). Because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds will not generally derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends and/or the corporate dividends received deduction.

Kansas Tax-Exempt Bond Fund. This Fund intends to manage its portfolio so that it will be eligible to pay "exempt-interest dividends" to shareholders. The Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular Federal income tax. To the extent that the Fund’s dividends distributed to shareholders are derived from such interest income and are designated as exempt-interest dividends by the Fund, they will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends, however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their Social Security benefits and certain railroad retirement benefits. The Fund will inform shareholders annually as to the portion of the distributions from the Fund which constitute exempt-interest dividends. In addition, for corporate shareholders of the Fund, exempt interest dividends may comprise part or all of an adjustment to alternative minimum taxable income. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular Federal income tax, may constitute an item of tax preference for purposes of the alternative minimum tax.

To the extent that the Fund’s dividends are derived from its investment company taxable income (which includes interest on its temporary taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for Federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund.

Upon redemption, sale or exchange of shares in this Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder’s tax basis for the shares. The discussion above provides additional detail about the income tax consequences of disposing of Fund shares.

Deductions for interest expense incurred to acquire or carry shares of the Fund may be subject to limitations that reduce, defer, or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of the Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continue to purchase or carry shares of an investment company (such as this Fund) paying exempt-interest dividends. Such disallowance would be in an amount which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation, the interest from which is exempt from Federal income tax, generally will constitute tax-exempt interest income.

Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security having market discount will be treated as ordinary taxable income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Under Kansas law, a mutual fund which qualifies as a regulated investment company generally must be at least 50% of its total assets in Kansas state and local issues at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from Kansas personal income tax. Generally, shareholders who are Kansas residents will not incur Kansas personal income tax on the amount of exempt-interest dividends received by them from the Fund and derived from Kansas state and local issues, whether taken in cash or paid in additional shares. Gain on the sale or redemption of Fund shares is subject to Kansas personal income tax.

Shareholders will normally be subject to Kansas personal income tax on dividends paid from income derived from taxable securities and other taxable investments, and from securities issued by states other than Kansas and on distribution of capital and other taxable gains.

The Fund will be required to report to the IRS all distributions of investment company taxable income and net capital gains and gross proceeds from the redemption or exchange of the Fund’s shares, except in the case of certain exempt shareholders. All such distributions and proceeds from the redemption or exchange of the Fund’s shares may be subject to withholding of Federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish a Fund with their taxpayer identification numbers and with required certifications regarding their status under Federal income tax laws.

A deductible "environmental tax" of 0.12% is imposed on a corporation’s modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation’s regular income tax liability exceeds its minimum tax liability. To the extent that exempt-interest dividends paid by a Fund are included in alternative minimum taxable income, corporate shareholders may be subject to the environmental tax.

Opinions relating to the validity of municipal securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuers. The Fund, the Adviser and its affiliates, and the Funds’ counsel make no review of proceedings relating to the issuance of state or municipal securities on the basis of such opinions.

Persons who may be "substantial users" (or "related persons" to substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of this Fund since the acquisition of shares of the Fund may result in adverse tax consequences to them. In addition, all shareholders of a Fund should consult their tax advisers about the tax consequences to them of their investments in the Fund.

Changes in the tax law, including provisions relating to tax-exempt income, frequently come under consideration. If such changes are enacted, the tax consequences arising from an investment in Kansas Tax-Exempt Bond Fund may be affected. Since the Trust does not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the American Independence Funds.

FINANCIAL STATEMENTS

The financial statements and financial highlights for the year ended October 31, 2007 have been audited by Grant Thornton LLP, the Funds independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference, in reliance upon such report, given on the authority of Grant Thornton LLP as experts in accounting and auditing. Information from previous years and periods were audited by the predecessor funds’ independent registered public accounting firm. The American Independent Funds’ annual report includes the financial statements referenced above and is available without charge upon request by calling 1-888-266-8787.

MISCELLANEOUS

As used in this SAI, a "majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective (if fundamental) or a fundamental investment policy, the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

If you have any questions concerning the Trust or any of the Funds, please call 1-866-410-2006.

APPENDIX A -- FUTURES AND OPTIONS

As previously stated, the Funds may enter into futures contracts and options in an effort to have fuller exposure to price movements in securities markets pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions and for other hedging and investment purposes. Such transactions are described in this Appendix. Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on interest rates, various securities (such as U.S. government securities or a single stock ("security future")), securities indices ("stock index future"), foreign currencies, and other financial instruments and indices. These Funds may engage in futures transactions on both U.S. and foreign exchanges.

Futures contracts entered into by one of these Funds (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the Commodity Futures Trading Commission ("CFTC") or, with respect to certain contracts, on foreign exchanges. Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges. A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Neither the CFTC, the National Futures Association ("NFA"), the SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s or SEC’s regulations and other federal securities laws and regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

I INTEREST RATE FUTURES CONTRACTS.

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund might use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. For futures traded on certain trading facilities, the determination would be in accordance with the rules of the exchange or other trading facility on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is affected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is affected by the Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. The Fund would deal only in standardized contracts on recognized exchanges and trading facilities.

Examples of Futures Contract Sale. The Fund might engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93. In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

Examples of Futures Contract Purchase. A Fund might engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

For example, assume that the market price of a long-term bond that a Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rose from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II SECURITY FUTURES CONTRACTS AND STOCK INDEX FUTURES CONTRACTS.

Security Futures Contracts. The Fund may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices. When securities prices are falling, the Fund can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities. When securities prices are rising, the Fund can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it effects anticipated purchases. For example, the Fund may take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Fund’s portfolio securities. On other occasions, the Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

Stock Index Futures Contracts. A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, there are also futures contracts on narrower market indexes, such as the S&P 100 or indexes based on an industry or market segment, such as oil and gas stocks. A stock or bond index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks or bonds included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the S&P 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

The following are examples of transactions in stock index futures (net of commissions and premiums, if any):

ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE

Hedge Objective: Protect Against Increasing Price

Portfolio	Futures
Day Hedge is Placed -
Anticipate Buying $62,500	Buying 1 Index Futures at 125
Equity Portfolio	Value of Futures :
$62,500/Contract
-Day Hedge is Lifted -
Buy Equity Portfolio with	Sell 1 Index Futures at 130
Actual Cost = $65,000	Value of Futures =
Increase in Purchase Price = $2,500	$65,000/Contract
Gain on Futures = $2,500

HEDGING A STOCK PORTFOLIO: SELL THE FUTURE

Hedge Objective: Protect Against Declining Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

Portfolio	Futures
- Day Hedge is Placed
Anticipate Selling	Sell 16 Index Futures at 125 Value of
$1,000,000	Futures = $1,000,000
Equity Portfolio
- Day Hedge is Lifted -
Equity Portfolio – Own stock with Value =	Buy 16 Index Futures at 120 Value Futures =
$960,000	$960,000
Loss in Fund Value = $40,000	Gain on Futures = $40,000

If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund’s transactions in stock index futures would be as set forth below.

ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE

Hedge Objective: Protect Against Increasing Price

Portfolio	Futures
- Day Hedge is Placed
Anticipate Buying $62,000	Buying 1 Index Futures at 125 Value of
Equity Portfolio	Futures = $62,500
- Day Hedge is Lifted -
Buy Equity Portfolio with Actual Cost = $60,000	Sell 1 Index Futures at 120 Value Futures =
Increases in Purchase Price = $2,500	$60,000/Contract
Loss on Futures = $2,500

HEDGING A STOCK PORTFOLIO: SELL THE FUTURE

Hedge Objective: Protect Against Declining Value of the Fund

Factors:
Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

Portfolio	Futures
- Day Hedge is Placed
Anticipate Selling $1,000,000	Sell 16 Index Futures at 125 Value of
Equity Portfolio	Futures = $1,000,000
- Day Hedge is Lifted -
Equity Portfolio – Own stock with Value =	Sell 16 Index Futures at 130 Value Futures =
$ 1,040,000	$ 1,040,000
Gain in Fund Value = $40,000	Loss of Futures = $40,000

III FUTURES CONTRACTS ON FOREIGN CURRENCIES.

To the extent the Fund invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return or to hedge against changes in currency exchange rates. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions. For example, the Fund may take a "short" position to seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Fund’s portfolio securities. On other occasions, the Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

IV MARGIN PAYMENTS.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or liquid portfolio securities, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

There are several risks in connection with the use of futures by the Fund. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of a hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In instances involving the purchase of futures contracts by the Fund, an amount of cash or liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s Custodian and/or in a margin account with a broker to collateralize the position and thereby reduce the leverage effect resulting from the use of such futures.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and any securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only if there is a secondary market for such futures. Although the Fund intends to purchase or sell futures only where there appears to be active secondary markets, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will normally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges and other trading facilities which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange, trading facility or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI OPTIONS ON FUTURES CONTRACTS.

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

VII OTHER TRANSACTIONS.

The Fund is authorized to enter into transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Fund’s hedging and other investment strategies if, in the judgment of the Adviser, transactions therein are necessary or advisable.

VIII ACCOUNTING TREATMENT.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES
AMERICAN INDEPENDENCE FUNDS TRUST
PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of American Independence Funds Trust (the "Trust") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities (the "Securities") held by certain of the Trust’s investment portfolios ("Funds"):

I. POLICY

A. It is the policy of the Board of Trustees of the Trust (the "Board") to delegate the responsibility for voting proxies relating to Securities held by the Funds to American Independence Financial Services, LLC (the "Adviser") as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight. The voting of proxies is an integral part of the investment management services provided by the Adviser pursuant to the advisory contract. As the Adviser and Foreside, the Funds’ principal underwriter, are not affiliates, the delegation of authority to the Adviser to vote proxies relating to portfolio securities eliminates the potential for conflicts of interest between Foreside and the Funds’ shareholders from the proxy voting process.

B. The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to Securities held by the Funds to a sub-adviser (each a "Sub-Adviser") retained to provide investment advisory services to certain Funds. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

II. FIDUCIARY DUTY

The right to vote a proxy with respect to Securities held by the Funds is an asset of the Company. The Adviser or Sub-Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

III. PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Adviser’s Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Funds shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

B. Voting Record Reporting. No less frequently than annually, the Adviser shall report to the Board a record of each proxy voted with respect to Securities of the Funds during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved. As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or affiliated persons of the Adviser have a financial interest in a matter presented by a proxy other than its duties as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

IV. REVOCATION

The delegation by the Board of the authority to vote proxies relating to Securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V. ANNUAL FILING

The Company shall file an annual report of each proxy voted with respect to Securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VI. DISCLOSURES

A. The Company shall include in its registration statement:

1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to Securities; and

2. A statement disclosing that information regarding how the Company voted proxies relating to Securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

B. The Company shall include in its Annual and Semi-Annual Reports to shareholders:

1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to Securities of the Funds is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; and on the SEC website.

2. A statement disclosing that information regarding how the Company voted proxies relating to Securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

VII. REVIEW OF POLICY

At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted: July 12, 2005

AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC

PROXY VOTING POLICY AND PROCEDURES

GENERAL POLICY

      It is the policy of American Independence Financial Services, LLC ("AIFS") to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of clients for whom AIFS provides discretionary investment management services and have authority to vote their proxies.

      AIFS may vote proxies as part of its authority to manage, acquire and dispose of account assets. AIFS will not vote proxies if the advisory agreement does not provide for AIFS to vote proxies or the "named fiduciary" for an account has explicitly reserved the authority for itself.

      When voting proxies for client accounts, AIFS’s primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, AIFS will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. If appropriate to do so, AIFS may employ an independent service provider to vote a proxy or to advise in the voting of a proxy. In certain situations, a client or its fiduciary may provide AIFS with a statement of proxy voting policy. In these situations, AIFS will generally seek to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibility of AIFS.

PROCEDURES FOR VOTING PROXIES

      These procedures are adopted pursuant to the policy cited above and are hereby delegated to the Proxy Committee. The Proxy Committee may consist of executive, investment, compliance, legal and operations personnel. The Proxy Committee will review these procedures on a yearly basis and make such changes as it believes are necessary to maintain compliance with applicable federal securities regulations.

EVALUATION AND VOTING

      The Proxy Committee shall designate one or more employees of AIFS (each a "designated employee") to review each proxy received by AIFS for which AIFS has the responsibility to vote and to ensure that all proxies are voted according to AIFS’s guidelines.

      1. The issues presented in the proxy materials;

      2. The interests of AIFS, if any, in those issues;

      3. How the proxy will be voted; and

      The record will include any external conversations and copies of all other materials that were material to the evaluation and recommendation made by the designated employee. Where an apparent conflict of interest exists, or where the designated employee requires additional guidance, the nature and circumstances of the proxy will be brought to the attention of the Proxy Committee, which will determine how the proxy will be voted.

      In cases where a client has asked AIFS for advice with respect to a proxy, the designated employee will submit a memorandum containing the recommendation to the Proxy Committee, which will:

      1. Endorse the memorandum for delivery to the client;

      2. Return the memorandum for further consideration; or

      3. In the case of a potential conflict of interest or basic disagreement about the voting of the 3 proxy, submit the memorandum to the Investment Policy Committee for direction with respect to the advice AIFS should provide to the client with respect to the proxy. CONFLICTS OF INTEREST

      AIFS will maintain a list of those companies which issue publicly traded securities and with which affiliates of AIFS has such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between AIFS and its clients.

      The term "conflict of interest" refers to a situation in which affiliates of AIFS has a financial interest in a matter presented by a proxy other than the obligation AIFS incurs as investment adviser and any other client which may compromise AIFS’s freedom of judgment and action with respect to the voting of the proxy. Examples of such a situation include:

      1. Companies affiliated with Trustees;

      2. Companies affiliated with officers of AIFS; and

      3. Companies that maintain significant business relationships with AIFS or is actively seeking a significant business relationship.

      Proxies that are received from companies on the list will be directed by the designated employee to the Proxy Committee for its review and consideration. The Proxy Committee will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, AIFS’s commitment to vote proxies in the best interests of client accounts, how the proxy will be voted.

      In rare instances, the Proxy Committee may decline to vote the proxy when the cost of addressing the potential conflict of interest is greater than the benefit to the Funds or any other clients of voting the proxy.

      All votes submitted by IFS on behalf of its clients are not biased in any way by other clients of AIFS. For example, the fact that XYZ Corporation is a client of AIFS does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power (unless otherwise directed by a client with respect to that client’s stock).

REPORTING AND DISCLOSURE

      Once each year, AIFS shall include in its presentation materials to the Boards of Trustees of the investment companies which it serves as investment adviser, a record of each proxy voted with respect to portfolio securities of the investment companies during the year. With respect to those proxies that AIFS has identified as involving a conflict of interest, AIFS shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

      AIFS shall disclose within its Form ADV how other clients can obtain information on how their securities were voted. AIFS shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.

RECORDKEEPING

AIFS shall retain records relating to the voting of proxies, including:

      1. A copy of this proxy voting policy and procedures relating to the voting of proxies.

      2. A copy of each proxy statement received by AIFS regarding portfolio securities in AIFS client accounts.

      3. A record of each vote cast by AIFS on behalf of a client.

      4. A copy of each written client request for information on how AIFS voted proxies on behalf of the client account, and a copy of any written response by AIFS to the client account.

      5. A copy of any document prepared by AIFS that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

      AIFS shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies.

      These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of AIFS.

SCHEDULE A

      The following is a concise summary of AIFS’s proxy voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

- An auditor has a financial interest in or association with the company, and is therefore not independent

- Fees for non-audit services are excessive, or

- There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2. BOARD OF TRUSTEES

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all Trustees annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside Trustees of CEO pay.

Majority of Independent Trustees/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of Trustees be independent unless the board composition already meets the threshold for definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent Trustees if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

Shareholder Ability to Act by Written Consent

- Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

- Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

- Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

- Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

- Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements. Cumulative Voting

- Vote AGAINST proposals to eliminate cumulative voting.

- Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

- Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

- Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

- Voting for Director Nominees in Contested Elections

- Votes in a contested election of Trustees must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE.

5. POISON PILLS

- Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

- Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE Common Stock Authorization

- Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis..

- Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

- Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

- Vote AGAINST proposals to create a new class of common stock with superior voting rights.

- Vote FOR proposals to create a new class of nonvoting or sub voting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, AIFS will value every award type. AIFS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once AIFS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

- Historic trading patterns

- Rationale for the repricing

- Value-for-value exchange

- Option vesting

- Term of the option

- Exercise price

- Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

- Purchase price is at least 85 percent of fair market value

- Offering period is 27 months or less, and

- Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

AMERICAN INDEPENDENCE FUNDS TRUST
335 MADISON AVENUE, MEZZANINE
NEW YORK, NY 10017
GENERAL AND ACCOUNT INFORMATION: (866) 410-2006

AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC - INVESTMENT ADVISER
("AIFS" OR THE "ADVISER")

FORESIDE DISTRIBUTION SERVICES, L.P.
DISTRIBUTOR
("FORESIDE" OR THE "DISTRIBUTOR")

AMERICAN INDEPENDENCE FUNDS

NESTEGG DOW JONES 2010 FUND
NESTEGG DOW JONES 2015 FUND
NESTEGG DOW JONES 2020 FUND
NESTEGG DOW JONES 2030 FUND
NESTEGG DOW JONES 2040 FUND

CLASS A, CLASS C SHARES AND INSTITUTIONAL CLASS SHARES

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2008

This Statement of Additional Information ("SAI") is meant to be read in conjunction with the prospectuses dated March 1, 2008 (the "Prospectuses"), for Class A, Class C and Institutional Class Shares of the funds listed above (each a "NestEgg Dow Jones Fund"). This SAI is incorporated by reference in its entirety into the Prospectuses. Because this SAI is not itself a prospectus, no investment in shares of any Fund should be made solely upon the information contained in this SAI.

Copies of the Prospectuses may be obtained without charge by calling 1-866-410-2006 or by writing American Independence Funds Trust, 335 Madison Avenue, Mezzanine, New York, New York 10017. Capitalized terms that are used in this SAI but not defined have the same meanings as in the Prospectus.

SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. YOU COULD ALSO LOSE MONEY BY INVESTING IN ONE OF THE FUNDS. IN ADDITION, THE DIVIDENDS PAID BY A FUND WILL GO UP AND DOWN.

TABLE OF CONTENTS

NestEgg Dow Jones U.S. Target Date Funds.	3
Investment Policies and Limitation for NestEgg Dow Jones U.S. Target Date Funds	4
Investment Practices	5
Portfolio Transactions and Turnover	21
Calculation of NAV	23
Additional Information Concerning Taxes	23
Qualification as a Regulated Investment Company	24
Management of the Trust	30
Advisory Services	36
Distribution and Services Plans	39
Administrative Services	38
Independent Registered Public Accounting Firm and Counsel	43
Anti-Money Laundering Program	44
Shares of Beneficial Interest	44
Voting Rights	48
Conversion into a Feeder Fund	49
Portfolio Holdings Disclosure	50
Performance Information	51
Methodology Overview of the NestEgg Dow Jones Target Date Indexes	52
Financial Statements	54
Miscellaneous	55
Appendix A = Futures and Options
Appendix B = Proxy Voting Policies and Procedures

NESTEGG DOW JONES TARGET DATE FUNDS

American Independence Funds Trust. (the "Trust") is a Delaware business trust that commenced operations on October 7, 2004 as an open-end, management investment company. The Trust was previously known as Arrivato Funds Trust. The Trust is comprised of 11 portfolios, five of these Funds are described in this SAI. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

"Dow Jones" is a service mark of Dow Jones & Company, Inc. and has been licensed for use for certain purposes by American Independence Financial Services, LLC (the "Advisor"), who, in turn, has licensed it to the Trust.

The NestEgg Dow Jones Target Date Funds (the "NestEgg Dow Jones Funds") are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the shareholders of the NestEgg Dow Jones Funds or any member of the public regarding the advisability of investing in securities generally or in these Funds particularly. Dow Jones’ only relationship to the Trust is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the Dow Jones Target Date Indexes, which are determined, composed and calculated by Dow Jones without regard to the Advisor or the Trust. Dow Jones has no obligation to take the needs of the Advisor or the shareholders of the NestEgg Dow Jones Funds into consideration in determining, composing or calculating the Dow Jones Target Date Indexes. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the shares of the NestEgg Dow Jones Funds to be issued or in the determination or calculation of the equation by which such shares are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the shares of the NestEgg Dow Jones Funds.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES TARGET DATE INDEXES, OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISOR, SHAREHOLDERS OF THE NESTEGG DOW JONES FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF DOW JONES TARGET DATE INDEXES SM, OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES TARGET DATE INDEXES SM, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. EXCEPT AS OTHERWISE AGREED BY DOW JONES AND THE ADVISOR, THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN THEM.

INVESTMENT POLICIES AND LIMITATIONS
FOR THE NESTEGG DOW JONES TARGET DATE FUNDS

The Following policies and limitations supplement those set forth in the prospectus. Except as stated otherwise, if a percentage limitation is satisfied at the time an investment is made, a subsequent increase in that percentage resulting from a change in the value of a Fund’s portfolio securities generally will not constitute a violation of the limitation. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations. With respect to borrowings, if a Fund’s asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

Each Fund’s strategy of seeking to track the overall performance of its relevant Dow Jones Target Date Index is fundamental and cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the Fund.

The following are each Fund’s additional fundamental investment limitations set forth in their entirety. Each fund may not:

1.	Purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) obligations issued or guaranteed by the United States, any state, territory, or possession of the United States, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions; and (ii) repurchase agreements secured by any such obligations; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, and electric and telephone each will be considered a separate industry).

2.	Borrow money or issue senior securities, except that the each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or pledge any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Funds will not purchase portfolio securities while borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held by the NestEgg Dow Jones Fund in escrow or separate accounts in connection with the Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

3.	Purchase or sell real estate, except that each Fund may purchase securities of issuers that deal in real estate; and the Funds may (a) invest in municipal obligations secured by real estate or interests therein; (b) purchase securities which are secured by real estate or interests therein; and (c) invest in mortgage-related securities, including collateralized mortgage obligations and mortgage-backed securities which are issued or guaranteed by the United States, its agencies or its instrumentalities.

4.	Act as an underwriter of securities, except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund’s investment objective, policies, and limitations may be deemed to be underwriting.

5.	Write or sell put options, call options, straddles, spreads, or any combination thereof, except that the each Fund may engage in transactions in options on securities, securities indices, futures contracts and options on futures contracts.

6.	Purchase securities of companies for the purpose of exercising control.

7.	Purchase securities on margin, make short sales of securities, or maintain a short position, except that (a) this investment limitation shall not apply to transactions in options, futures contracts and related options, if any; and (b) the NestEgg Dow Jones Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

8.	Purchase or sell commodities or commodity contracts, or invest in oil, gas, or mineral exploration or development programs, except that the each Fund may
(a) to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities; and (b) enter into futures contracts and related options.

Make loans, except that the each Fund may (a) purchase and hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements with respect to portfolio securities; and (c) lend portfolio securities against collateral consisting of cash or securities which is consistent with the Fund’s permitted investments and is equal at all times to at least 100% of the value of the securities loaned.

INVESTMENT PRACTICES OF THE NESTEGG DOW JONES FUNDS

The following pages contain more detailed information about types of instruments in which the NestEgg Dow Jones 2010 Fund, the NestEgg Dow Jones 2015Fund, the NestEgg Dow Jones 2020 Fund, the NestEgg Dow Jones 2030 Fund and the NestEgg Dow Jones 2040 Fund may invest, strategies the Adviser may employ in pursuit of the Fund’s investment objective, and a summary of related risks. The Adviser is not required to buy all of these instruments or use all of these techniques. The Adviser will buy those instruments and use those techniques it believes will help the Fund achieve its goal.

Derivative Instruments. The Funds may purchase certain "derivative" instruments as described below under various headings. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates or indices, and include, but are not limited to, participation certificates, custodial receipts, futures contracts, options, forward foreign currency contracts, interest rate swaps and structured debt obligations (including collateralized mortgage obligations and other types of mortgage-related securities, "stripped" securities and various floating rate instruments). Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that the Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data is lacking regarding their actual performance over complete market cycles.

The Adviser will evaluate the risks presented by the derivative instruments purchased by the Fund, and will determine, in connection with its day-to-day management of the Fund, how they will be used in furtherance of the Fund’s investment objective. It is possible, however, that the Adviser’s evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that a Fund will, because of the risks discussed above, incur loss as a result of its investments in derivative instruments.

Cash Management. The funds can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

Futures and Related Options on Futures Contracts. The Funds may invest to a limited extent in futures contracts and options on futures contracts in order to gain fuller exposure to movements of securities prices pending investment, for hedging purposes or to maintain liquidity. Futures contracts obligate the Fund, at maturity, to take or make delivery of certain securities or the cash value of a securities index.

The Funds also may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which that Fund intends to purchase. Similarly, if the value of a Fund’s portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to earmarking cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of the contract. Such liquid assets may consist of cash, cash equivalents, liquid securities or other acceptable assets.

The Funds may not purchase or sell a futures contract (or related option) unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets (after taking into account certain technical adjustments), except as may be otherwise permitted under applicable regulations.

More information regarding futures contracts and related options can be found in Appendix A.

Options Trading. The Funds may write covered call options, buy put options, buy call options and sell, or "write," secured put options on particular securities or various securities indices. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. A listed call or put option gives the purchaser of this option the right to buy or sell, as the case may be, the underlying security at a stated price from a clearing corporation.

When a Fund writes a call option on a security, the option is "covered" if the Fund involved owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or liquid portfolio securities in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund involved maintains with its custodian cash or liquid portfolio securities equal to the contract value. A call option is also covered if the Fund involved holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian. A secured put option written by a Fund means that the Fund maintains in a segregated account with the custodian cash or liquid securities in an amount not less than the exercise price of the option at all times during the option period.

The principal reason for writing call options on a securities portfolio is the attempt to realize, through the receipt of premiums, a greater current return than would be realized on the securities alone. In return for the premium, the covered option writer gives up the opportunity for profit from a price increase in the underlying security above the exercise price so long as its obligation as a writer continues, but retains the risk of loss should the price of the security decline. Unlike a party who owns securities not subject to an option, the covered option writer has no control over when it may be required to sell its securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer.

The Fund’s obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

When the Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund involved may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

Options purchased by a Fund will not exceed 5%, and options written by the Fund will not exceed 25%, of its net assets. Options may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation which performs the obligations of its members if they default.

Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, a Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or a Fund closes out the option. In writing a secured put option, the Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of any Fund.

Transactions in options on securities and indices also involve additional risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Limitations on Futures and Options Transactions. The Funds will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase futures contracts or call options if, as a result, the amount of margin deposits on existing futures positions and the current value of option premiums for call options purchased by the fund would exceed 5% of the fund’s total assets.

These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the Funds’ investments in futures contracts and options, and this and other policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.

Illiquid Securities. The Funds may purchase up to 15% of its net assets in illiquid securities. Illiquid securities cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the fund’s investments and, through reports from the Adviser, the Board monitors investments in illiquid securities. In determining the liquidity of a fund’s investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Securities Lending. The Funds may lend securities to parties such as broker-dealers or other institutions. Securities lending allows the fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by the Adviser to be in good standing and when, in the Adviser’s judgment, the income earned would justify the risks. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

The Board of Trustees has approved Securities Lending Agreements with the Custodians. Net revenue from securities lending activity will be used to offset the Funds’ custodian expenses and to pay the cost of other operating expenses for the Funds. The net cost of the Funds’ operating expenses less the net securities lending revenue will be used to calculate the Funds’ expense limitations.

Other Investment Companies. The Funds may invest in securities issued by other investment companies that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment Trust’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Fund may not invest in securities issued by other investment companies except to the extent permitted under the 1940 Act.

Exchange Traded Funds. The Funds may invest in Exchange Traded Funds ("ETFs"), which are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange. ETF shares are sold initially in the primary market in units of 50,000 or more ("creation units"). A creation unit represents a bundle of securities that replicates, or is a representative sample of, a particular index and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities. The Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions. The Fund’s ETF purchases would be subject to the limitations described above for investing in other investment companies.

Repurchase Agreements. The Fund may buy portfolio securities subject to the seller’s agreement to repurchase them at an agreed upon date and price. These transactions are known as repurchase agreements. Repurchase agreements involve the risk that the seller will default on his obligation and fail to repurchase the securities as agreed. In that event, the Fund will bear the risk of possible loss due to adverse market action or delays in liquidating the underlying obligations. Repurchase agreements are considered to be loans under the 1940 Act.

The repurchase price under repurchase agreements generally is equal to the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Fund’s custodian or registered in the name of the Fund involved on the Federal Reserve/Treasury book-entry system. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). The Fund will enter into repurchase agreements only with financial institutions the Adviser deems creditworthy, and during the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller.

Reverse Repurchase Agreements. The Fund may borrow money for temporary purposes by entering into reverse repurchase agreements. Under these agreements, the Fund sells portfolio securities to a financial institution and agrees to buy them back at an agreed upon date and price. Reverse repurchase agreements may be used to meet redemption requests without selling portfolio securities. Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Whenever the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash or liquid portfolio securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. The Fund would consider entering into reverse repurchase agreements to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

When-Issued Purchases and Forward Commitments. The Funds may purchase securities on a "when-issued" basis and may enter into a "forward commitment" to purchase or sell securities. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date, permit the Fund to lock in a price or yield on a security it intends to purchase or sell, regardless of future changes in interest rates. The Fund will bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery takes place. The Funds do not intend to engage in when-issued and forward commitment transactions for speculative purposes. When the Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, the Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such case a Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund’s liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Fund expects that its commitment to purchase securities on a when-issued or forward commitment basis will not exceed 25% of the value of its total assets. In the case of a forward commitment to sell portfolio securities, the Fund’s custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund involved may realize a capital gain or loss.

When the Fund engages in when-issued or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund’s net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in such Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in such Fund’s net asset value as long as the commitment remains in effect.

Government Obligations and Money Market Instruments. The Funds may invest in securities issued or guaranteed by the U.S. government, including but not limited to direct U.S. Treasury obligations, as well as in obligations issued or guaranteed by U.S. government agencies and instrumentalities. Examples of the types of U.S. government obligations that may be acquired by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal Farm Credit Banks, Maritime Administration, Tennessee Valley Authority, Washington D.C. Armory Board, International Bank for Reconstruction and Development (the "World Bank"), and Resolution Trust Corporation. Obligations of certain agencies and instrumentalities, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank, are supported by the issuer’s right to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the entity’s obligations; still others, such as those of FHLMC, are backed solely by the issuer’s credit and are not guaranteed by the U.S. Government. There is no assurance that the U.S. government would provide support to a U.S. government-sponsored entity was it not required to do so by law.

Certain U.S. government obligations held by the Funds may be variable or floating rate instruments. Others may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days and the adjustments are sufficient to cause the securities to have market values, after adjustment, which approximate their par value.

The Funds may from time to time invest in money market instruments, including bank obligations, commercial paper and corporate bonds with remaining maturities of thirteen month or less. Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits issued or supported by U.S. or foreign banks that have total assets of more than $1 billion at the time of purchase (the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches). Each such Fund may invest in obligations of foreign banks or foreign branches of U.S. banks when the Adviser determines that the instrument presents minimal credit risks. Investments in the obligations of foreign banks and foreign branches of U.S. banks involve different risks than investments in the obligations of U.S. banks, including less stringent reserve requirements and different accounting, auditing and recordkeeping standards. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of the particular Fund’s total assets at the time of purchase. The Funds also may make interest-bearing savings deposits in commercial and savings banks in amounts in excess of 5% of its net assets.

Taxable commercial paper purchased by the Funds will be rated at the time of purchase within the highest rating category assigned by a Rating Agency. Corporate bonds purchased by these Funds with remaining maturities of thirteen months or less will be rated at the time of purchase within the two highest rating categories assigned by a Rating Agency. In addition, each such Fund may acquire un-rated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality. Commercial paper may include variable and floating rate instruments. The Funds also may invest in short-term, high quality, U.S. dollar-denominated corporate debt obligations of foreign issuers where the Adviser deems the investments to present minimal credit risks.

Variable and Floating Rate Instruments. The Funds may purchase variable and floating rate instruments, including variable rate demand notes that permit the indebtedness there under to vary in addition to providing for periodic adjustments in the interest rates. Unless guaranteed by the U.S. government or one of its agencies or instrumentalities, variable or floating rate instruments purchased by the Funds must permit the Fund to demand payment of the principal of the instrument at least once every 397 days upon not more than 30 days’ notice. Because of the absence of a market in which to resell a variable or floating rate instrument, an Underlying Fund might have trouble selling an instrument should the issuer default or during periods when the Fund is not permitted by agreement to demand payment of the instrument, and for this and other reasons a loss could occur with respect to the instrument.

The Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of variable and floating rate instruments and, if the obligation is subject to a demand feature, will monitor their financial ability to meet payment on demand. In determining average weighted portfolio maturity, a variable rate instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. A floating rate instrument will usually be deemed to have a maturity equal to the date on which the principal amount must be paid, or the date on which the redemption payment must be made, in the case of an instrument called for redemption. A floating rate instrument that is subject to a demand feature will usually be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. An instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 397 days will generally be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate or earlier maturity.

Municipal Obligations. The Funds may invest from time to time in municipal obligations. Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Municipal obligations may be advantageous for either of these Funds when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other debt securities the Fund can purchase. Dividends paid to shareholders by either of these Funds that come from interest on municipal obligations generally will not be subject to federal income taxes. The two main types of municipal obligations are "general obligation" securities (which are secured by the issuer’s full faith, credit and taxing power) and "revenue" securities (which are payable only from revenues received from the operation of a particular facility or other revenue source). A third type of municipal obligation, normally issued by special purpose public authorities, is known as a "moral obligation" security. If the issuer of a moral obligation security is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer. There are, of course, variations in the quality of municipal obligations, both within a particular classification and between classifications, and the yields on municipal obligations depend upon a variety of factors, including market conditions generally and the municipal bond market in particular, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Private activity bonds (which are a type of obligation that, although exempt from regular federal income tax, may be subject to the federal alternative minimum tax) are usually revenue securities issued by or for public authorities to finance a privately operated facility.

In many cases, the Internal Revenue Service has not ruled on whether the interest received on a municipal obligation is tax-exempt and, accordingly, the purchase of such securities is based on the opinion of bond counsel or counsel to the issuers of such instruments. The Trust and the Adviser rely on these opinions and do not intend to review the bases for them.

Municipal obligations purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, municipal obligations may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal obligation held by a Fund could have an adverse effect on the Fund’s portfolio and the value of its shares. As described above under "Government Obligations and Money Market Instruments," foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations.

Municipal obligations acquired by the Funds may include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes, and other forms of short-term tax-exempt loans. Such instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, the Funds may invest in bonds and other types of longer-term tax-exempt instruments.

Private activity bonds have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

The payment of principal and interest on most municipal obligations purchased by a Fund will depend upon the ability of the issuers to meet their obligations. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities, and authorities and each multi-state agency of which a state is a member, as well as the Commonwealth of Puerto Rico, Guam and the Virgin Islands, is a separate "issuer," as that term is used in the Prospectus and SAI of these Funds. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference (see "Additional Information Concerning Taxes").

Asset-Backed Securities. The Funds may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time, because the underlying assets (i.e., loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. In periods of falling interest rates, the rate of prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of a Fund’s principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding asset-backed securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these assets under certain market conditions.

Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generally consisting of both interest and principal generated by particular assets, most often a pool of assets similar to one another. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities.

The estimated life of an asset-backed security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved.

Asset-backed securities are subject to greater risk of default during periods of economic downturn than conventional debt instruments and the holder frequently has no recourse against the entity that originated the security. In addition, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, such instruments may be considered illiquid securities subject to each Fund’s limitation on illiquid investments described below under "Managing Liquidity."

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Interest Rate Swaps. The Funds may enter into interest rate swap transactions for hedging purposes. Interest rate swaps involve an exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.

The Funds will enter into interest rate swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. To the extent that a Fund’s potential exposure in a transaction involving an interest rate swap is covered by the segregation of cash or liquid portfolio securities, the Fund and the Adviser believe that the transaction does not constitute a senior security under the 1940 Act and, accordingly, will not treat the transaction as being subject to the Fund’s borrowing restrictions.

The Funds will not enter into interest rate swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated A or A-1 or better by Standard and Poor’s ("S&P") or A or P-1 or better by Moody’s Investors Service ("Moody’s") or, if unrated, is determined to be of comparable quality by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting as both principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the market for other similar instruments which are traded in the interbank market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Fund’s transactions in interest rate swaps.

The use of interest rate swaps is a highly specialized activity which involves an investment technique and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of interest rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. RIGHTS AND WARRANTS. The Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life to expiration. The purchase of rights and warrants involves the risk that the purchaser could lose the purchase value of the right or warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of rights and warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security. The Fund does not intend to invest more than 5% of its net assets in rights and warrants during the current fiscal year.

Stand-By Commitments. The Funds may acquire "stand-by commitments" with respect to municipal obligations that it holds. Under a stand-by commitment, a dealer or bank agrees to purchase from the Fund, at the Fund’s option, specified municipal obligations at a specified price equal to their amortized cost value plus interest. Stand-by commitments may be exercisable by the Fund involved at any time before the maturity of the underlying municipal obligations, and may be sold, transferred or assigned only with the instruments involved.

The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each stand-by commitment is acquired.

The Funds intend to enter into stand-by commitments only with banks, brokers or dealers that, in the opinion of the Adviser, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information. The Funds’ reliance upon the credit of these banks, brokers and dealers will be secured by the value of the underlying municipal obligations that are subject to the commitment.

The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights there under for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying municipal obligations. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

Convertible Securities. Convertible securities, which may be purchased by the Fund, entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities for the Funds, the Adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund’s portfolio as to issuers; and the ratings of the securities. Since Rating Agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the Adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments.

Mortgage-Related Securities. The Funds may invest in mortgage-backed securities issued or guaranteed by U.S. government agencies and private issuers. Such securities may include collateralized mortgage obligations ("CMOs") and U.S. government stripped mortgage-backed securities ("SMBs").

CMOs are a type of bond issued by non-governmental entities which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as a real estate mortgage investment conduit or REMIC. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date.

SMBs represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by a U.S. government agency and representing interests in pools of mortgage loans. These principal-only or interest-only distributions are stripped from the underlying mortgage-backed security by private entities or by the agency that issued the mortgage-backed certificates. The yield characteristics of mortgage-related securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., mortgage loans) generally may be prepaid at any time. The prepayment rate is primarily a function of current market rates and conditions. During periods of rising interest rates, the rate of prepayments tends to decrease, lengthening the average life of the pool of mortgage-related securities. In periods of falling interest rates, the rate of prepayment tends to increase. During periods of falling interest rates, the reinvestment of prepayment proceeds by the Fund will generally be at a lower rate than the rate on the prepaid obligation. Prepayments may also result in some loss of the Fund’s principal investment if any premiums were paid. As a result of these yield characteristics, some high-yielding mortgage-related securities may have less potential for growth in value than conventional bonds with comparable maturities. These characteristics may result in a higher level of price volatility for these securities under certain market conditions. In addition, SMBs may exhibit greater price volatility and interest rate risk than other types of mortgage-related securities because of the manner in which their principal and interest are returned to investors.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA-guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private shareholders. Fannie Maes are guaranteed as to timely payment of the principal and interest only by FNMA and not the U.S. government. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed only by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured as described above, the market value of the security, which may fluctuate, is not secured. To the extent that the Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) or rising interest rates may result in some loss of the Fund’s principal investment to the extent of the premium paid. The yield of the Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates. DOWNGRADED AND LOWER QUALITY DEBT SECURITIES ("JUNK BONDS"). The ratings assigned by each Rating Agency are representations of their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields, while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

In the event that an investment grade debt security is downgraded by a Rating Agency, the Adviser will review the security and may retain the security at its discretion. The Fund may invest up to 10% of its net assets in debt securities rated below investment grade at the time of purchase. Such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of (or actual) default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Issuers of low rated or non-rated securities ("high yield" securities, commonly known as "junk bonds") may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Lower-rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

The Funds may have difficulty disposing of certain lower-rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund’s ability to dispose of particular issues when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.

PORTFOLIO TRANSACTIONS AND TURNOVER

Subject to the general supervision and approval of the Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each NestEgg Dow Jones Target Fund.

Investment decisions for the NestEgg Dow Jones Target Funds are made independently from those for other accounts advised or managed by the Adviser. Such other accounts may also invest in the same securities as the NestEgg Dow Jones Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of one of the NestEgg Dow Jones Fund and such other accounts, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to that Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by a NestEgg Dow Jones Fund or the size of the position obtainable or sold for the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the NestEgg Dow Jones Funds with those to be sold or purchased for such other accounts in order to obtain the best execution.

The portfolio turnover rate for each of the NestEgg Dow Jones Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.

Transactions by a Fund on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions by the Fund on foreign stock exchanges involve payment of brokerage commissions that are generally fixed.

Transactions by a Fund in the over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In making portfolio investments for a Fund, the Adviser seeks to obtain the best net price and the most favorable execution of orders. The Adviser may, in its discretion, effect transactions in portfolio securities with broker-dealers who provide research advice or other services to the Fund or the Adviser. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that exceeds the amount of commission another broker-dealer would have charged for effecting that transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities to the Fund and to the Trust. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received (if any) is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable by the Fund. The Board will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or portfolios of the Trust or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account, portfolio of the Trust or Investment Company. The Funds will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase agreements with the Advisor, the Distributor, or any of their "affiliated persons" (as defined in the 1940 Act), except as the 1940 Act or the SEC permits. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

The Fund may from time to time purchase securities issued by the Trust’s "regular broker/dealers."

Under certain market conditions, a Fund may experience high portfolio turnover rates as a result of the investment strategy. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Higher portfolio turnover rates (100% or more) can result in corresponding increases in brokerage commissions and other transaction costs which must be borne by the Fund and ultimately by its shareholders. Portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions for each Fund, and the Fund may engage in short-term trading to achieve its investment objective and adhere to its investment strategy.

CALCULATION OF NAV

The NAV of a particular Class of a Fund is calculated separately by dividing the total value of the assets belonging to the Fund allocable to such Class, less the liabilities of the Fund allocable to such Class, by the number of outstanding shares of such Class. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment portfolio. Assets belonging to a particular Fund are reduced by the direct liabilities of that Fund and by a share of the general liabilities of the Trust allocated daily in proportion to the relative net asset values of all of the Funds at the time of allocation. In addition, liabilities directly attributable to a Class of a Fund are charged to that Class. Subject to the provisions of the Trust’s Trust Instrument, determinations by the Board as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund or Class thereof are conclusive.

The Funds’ investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Board. A security that is primarily traded on a domestic securities exchange (including securities traded through the NASDAQ National Market System) is valued at the last price on that exchange or, if there were no sales during the day, at the current quoted bid price. Securities traded in the over-the-counter market (but not securities traded through the NASDAQ National Market System) are valued at the bid based upon quotes furnished by market makers for such securities. For purposes of determining NAV, futures and options generally will be valued shortly after the close of trading on the New York Stock Exchange.

For the Funds, market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Trustees, which may rely on matrix pricing systems, electronic data processing techniques, and/or quoted bid and asked prices provided by investment dealers. Short-term investments that mature in 60 days or less are valued at amortized cost unless the Board of Trustees determines that this does not constitute fair value.

ADDITIONAL INFORMATION CONCERNING TAXES

Information set forth in the Prospectuses that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund’s prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years. As explained below, however, such carry forwards are subject to limitations on availability Under Code Sections 382 and 383, if a Fund has an "ownership change," then the Fund’s use of its capital loss carry forwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the "IRS")) in effect for the month in which the ownership change occurs (the rate for October 2003 is 4.74%). The Funds will use their best efforts to avoid having an ownership change. However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carry forwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under "Fund Distributions" below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 Contracts." Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 Contracts.

In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a "qualified dividend"), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days during the 120-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction ("DRD") for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD. In general, dividends paid on the various Funds’ share classes are calculated at the same time and in the same manner. In general, dividends may differ among classes as a result of differences in distribution expenses and other class specific expenses.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90-day period (180-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund’s disposition of domestic qualified "small business" stock will be subject to tax.

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit. Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to U.S. withholding tax at the applicable rate (or lower applicable treaty rate) upon the gross amount of the dividend.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation , Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued there under as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Other Tax Information

The information above is only a summary of some of the tax consequences generally affecting each of the NestEgg Dow Jones Funds and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a NestEgg Dow Jones Fund is suitable to their particular tax situation.

MANAGEMENT OF THE TRUST TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the general supervision of the Board in accordance with the laws of the State of Delaware and the Trust’s Trust Instrument and Bylaws. Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees who are deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Interested Trustees." Trustees who are not deemed to be "interested persons" of the Trust are referred to as "Independent Trustees."

Each Trustee’s and officer’s address is c/o American Independence Funds Trust, 335 Madison Avenue, Mezzanine, New York 10017. Each Trustee holds offices until (i) the annual meeting next after his election and until his successor shall have been duly elected and qualified; (ii) he shall have resigned; or (iii) he is removed by the Trust’s shareholders in accordance with the Trust’s Bylaws. Each officer holds office for one year and until his successor shall have been elected and qualified. Each Trustee oversees 5 portfolios of the Trust, which is the sole open-end investment company in the NestEgg Dow Jones Fund’s complex. The following table also discloses whether a Trustee serves as a director of any company that is required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

INDEPENDENT TRUSTEES

Name Address and Age	Position(s)	Term of	Principal Occupation(s)	Number of	Other
	Held with	Office and	During Past Five Years	Funds in	Directorships
	Company	Length of		Complex	Held by
		Time Served		Overseen by	Trustee
Trustee
Retired. Formerly Vice
Terry L. Carter*(2)			President of QuikTrip
Age: 59	Trustee	Indefinite	Corporation
				11	None
President, Westchester
Joseph Hankin*(1)			Community College
Age: 67	Trustee	Indefinite	since 1971
				11	None
Jeffrey Haas*(1)			Professor of Law, New
Age: 46	Trustee	Indefinite	York Law School 1996-
Present
				11	None
Thomas Kice*(2)			President of Kice
Age: 58	Trustee	Indefinite	Industries, Inc.
				11	None

George Mileusnic*(2)			Retired Chief Financial
Age: 53	Trustee	Indefinite	Officer of Caribou Coffee,
			Inc. (2001-2007). Chief
			Financial Officer of Dean
			and DeLuca (2000-2001).
			Executive Vice President
			of The Coleman	11	None
			Company (9/89-9/98).
Peter Ochs*(3)
Age: 56	Trustee	Indefinite	Manager of Ochs &	11	None
			Associates, Inc.
Richard Wedemeyer*(1)	Chairman of		Retired. Formerly Vice
Age: 71	the Board and	Indefinite	President Finance and		None
	Trustee		Administration The
			Channel Corporation	11
			(June 1996-April 2002)

INTERESTED TRUSTEES

Name Address and Age	Position(s)	Term of	Principal	Number of	Other
	Held with	Office and	Occupation(s)	Funds in	Directorships
	Company	Length of	During Past Five	Complex	Held by
		Time	Years	Overseen	Trustee
		Served		by Trustee
Retired. Formerly
Ronald Baldwin*(2)			Director INTRUST
Age: 54	Trustee	Indefinite	Financial Services, Inc.	11	None
Director of INTRUST
Brokerage , Inc. and
Chief Operating Officer
and President of
INTRUST Bank, N.A.
John J. Pileggi			Managing Partner of
Age: 48			American Independence
	Trustee	Indefinite	Financial Services, LLC
since 2004. Formerly
President and Chief
Executive Officer, PLUS
Funds.com (2000-2002).
Formerly President and
CEO of ING Mutual
			Fund Management Co.	11	None
LLC (1998-2000).

OFFICERS

Name, Age and Position(s)	Length of Time Served as	Principal Occupation During
Held	Fund Officer	Past 5 Years
Eric Rubin*		President, American
Age: 41	7/2005-Present	Independence Financial
President		Services, LLC (2/05-Present).
Prior to 2005, Mr. Rubin was
Vice President of ING
Financial Partners from June
2004 to January 2005, Senior
Vice President Mercantile
Capital Advisers 4/03-4/04.
Formerly Senior Vice President
DST International (01/02-
04/03). Formerly President
EMR Financial Services
(06/00-02/01). Formerly
Senior Vice President ING
Funds 06/98-12/99).
Peter W. Wilson	10-2007-Present	Director of Alaric Compliance
Chief Compliance Officer		Services, LLC 2007 to present;
Age: 30		Attorney, U.S. Army JAG
Corps – 2003 to 2007.
Susan Silva	10-2007- Present	Vice President of Vastardis
Treasurer		Fund Services LLC since
Age: 40		August 2006; Treasurer of The
FBR Funds from 2002 through
2006 and officer of FBR
National Trust Company from
2001 through 2005.
Theresa Donovan*		Senior Director Compliance
Age: 58	7/2005-Present	and Administration American
Secretary		Independence Financial
Services, LLC (05/05-Present).
Formerly Senior Corporate
Paralegal, Paul, Weiss,
Rifkind, Wharton & Garrison,
LLP (04/98-05/05).
John J. Pileggi*	12/2007-Present	Managing Partner, American
Age: 48		Independence Financial Services,
Assistant Treasurer		LLC (2004-Present). Formerly,
President and Chief Executive
Officer, Mercantile Capital
Advisors Inc. (2002-2004).
Formerly, President and Chief
Executive Officer,
PLUSFunds.com (2000-2002).
Formerly President and CEO of
ING Mutual Fund Management
Co., LLC (1998-2000). Formerly
Managing Director of Furman
Selz LLC (1994-1998).

* Each Trustee and Officer may be contacted by writing to the Trustee or Officer, c/o American Independence Financial Services, LLC, 335 Madison Avenue, Mezzanine, New York, NY 100017.

(1) Each Trustee and Officer has served from the inception of the Funds.

(2) Messrs. Carter, Kice, Mileusnic, Baldwin and Pileggi have served as Trustees to the Predecessor Funds advised by Intrust Financial Services, Inc. since November, 1996.

(3) Mr. Ochs has served as a Trustee to the Predecessor Funds advised by Intrust Financial Services, Inc. since August 2000.

The following table sets forth any ownership by a non-interested Trustee or their immediate family members as to each class of securities of an investment advisor or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trust.

SHARE OWNERSHIP IN THE FUND COMPLEX (as of effective date of this Prospectus)

Name of Trustee	Dollar Range of Equity	Aggregate Dollar Range of
	Securities in the Trust	Equity Securities in All of the
Fund Family
Joseph N. Hankin	None	None
Jeffrey Haas	$10,001-$50,000	$10,000-$50,000
Richard Wedemeyer	$10,001-$50,000	$10,000-$50,000
Terry L. Carter	None	None
Thomas F. Kice	None	None
Peter Ochs	None	None
George Mileusnic	None	None

Robert A. Campbell and Eric M. Rubin co-manage the five NestEgg Dow Jones Funds. Mr. Campbell’s compensation consists primarily of a fixed base salary and a discretionary cash bonus as well as the possibility of equity ownership in American Independence Financial Services, LLC. Mr. Campbell’s bonus compensation will be reviewed annually and will be determined by a number of factors including, the relative investment performance of the portfolios versus the benchmarks upon which the Funds are based, the Dow Jones Target Date Indexes, before taxes, for a one year period of time; the consistency of the portfolio manager’s performance, the total value of the assets managed by the portfolio manager, the profitability of the investment advisor and the portfolio manager’s contribution to profitability and the trends in industry compensation and levels. Mr. Rubin’s compensation consists of a fixed base salary and a discretionary cash bonus based on the profitability of the investment advisor. Mr. Campbell also manages the American Independence Kansas Tax-Exempt Bond Fund, American Independence Short-Term Bond Fund and American Independence Intermediate Bond Fund.

Mr. Campbell and Mr. Rubin also receives employee benefits, including, but not limited to, health care and other insurance benefits as well as participation in the American Independence Financial Services, LLC 401(k) program.

The structure of a portfolio manager’s compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

SHARE OWNERSHIP IN THE FUND COMPLEX (as of effective date of this Prospectus)

Name of Portfolio Manager	Dollar Range of Equity Securities	Aggregate Dollar Range of
	in the NestEgg Funds	Equity Securities in All of the
Fund Family
Robert Campbell	$1.00-$50,000	$1.00-$50,000
Eric Rubin	$10,000-$50,000	$100,001-$500,000

CONFLICTS OF INTEREST

The portfolio manager makes investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the manager believes are applicable to that portfolio. Consequently, the portfolio manager may purchase or (sell) securities for one portfolio and not another portfolio. American Independence Financial Services, LLC has adopted policies and procedures which it believes are reasonably designed to address any potential conflicts.

STANDING BOARD COMMITTEES

The Board has established two committees: the Audit and Nominating Committees. The Audit Committee annually considers the engagement and compensation of the Trust’s independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Trust’s financial statements. The Audit Committee consists of all of the Independent Trustees. The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees. The Nominating Committee consists of all Independent Trustees. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust’s Secretary.

BOARD COMPENSATION

Trustees who are not officers, directors or employees of American Independence Financial Services, LLC or the Distributor will receive from the Trust, an annual fee of $4,000 and a fee of $1,000 for each Board meeting attended, $1,000 for each telephonic or Committee meeting attended, and reimbursement for expenses incurred as a Trustee. The Chairman of the Board will receive an additional fee of $1,000 for each Board meeting attended. The Chairman of the Audit Committee will receive an additional fee of $1,000 for each Audit Committee attended.

COMPENSATION TABLE

Name of Person,	Aggregate	Pension or	Estimated	Total
Position	Compensation	Retirement	Annual Benefit	Compensation
	from Fund	Benefits Accrued	Upon Retirement	From Fund and
		As Part of Funds		Fund Complex
		Expenses		Paid to Trustees
INTERESTED TRUSTEES
John J. Pileggi	$ 0	N/A	N/A	$ 0
Ron Baldwin	$11,000	N/A	N/A	$11,000

NON-INTERESTED TRUSTEES
Richard	$18,000	N/A	N/A	$18,000
Wedemeyer
George Mileusnic	$14,000	N/A	N/A	$14,000
Terry Carter	$11,000	N/A	N/A	$11,000
Thomas Kice	$11,000	N/A	N/A	$11,000
Peter Ochs	$12,000	N/A	N/A	$12,000
Jeffrey Haas	$12,000	N/A	N/A	$12,000
Joseph Hankin	$12,000	N/A	N/A	$12,000

CODES OF ETHICS

The Trust and the Advisor have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act that permits investment personnel subject to the particular Code to invest in securities, including securities that may be purchased or held by the NestEgg Dow Jones Funds, for their own accounts. These Codes of Ethics are filed as exhibits to the Trust’s registration statement on Form N-1A and are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C.

PROXY VOTING POLICY AND PROCEDURES

The Trust has contractually delegated, subject to Board oversight, the responsibility for voting proxies relating to portfolio securities held by an American Independence Fund to the Advisor. The Trust has delegated proxy voting to the Advisor with the direction that proxies should be voted in a manner consistent with the best interests of a Fund and its shareholders. The Advisor has adopted its own proxy voting policies and procedures for this purpose. These policies and procedures include specific provisions to resolve conflicts of interest that may arise between the interests of a Fund and the Advisor or and its affiliates. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix B.

Starting on August 31, 2004, information (if any) regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Trust’s website at http://www.nesteggfunds.com and (ii) on the SEC’s website at http://www.sec.gov.

ADVISORY SERVICES

American Independence Financial Services, LLC serves as investment adviser to the Funds pursuant to a Management Agreement dated July 12, 2005, between the Trust and American Independence Financial Services, LLC pursuant to obligations under the Advisory Agreement. American Independence Financial Services, LLC also provides certain administrative services necessary for the Funds’ operations including; (i) coordination of the services performed by the Funds’ transfer agent, custodian, independent accountants and legal counsel; (ii) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; (iii) preparation of proxy statements and shareholder reports for the Funds; (iv) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Funds’ Officers and Board of Trustees; and (v) furnishing office space and certain facilities required for conducting the business of the Funds.

The following table shows the advisory fees that American Independence Financial Services, in its capacity as investment advisor, is entitled to receive from the NestEgg Dow Jones Funds, calculated daily and paid monthly at the following annual rates, as a percentage of each respective Fund’s average daily net assets.

Fund	Advisory Fee
NestEgg Dow Jones U.S. 2010 Fund	0.60%
NestEgg Dow Jones U.S. 2015 Fund	0.60%
NestEgg Dow Jones U.S. 2020 Fund	0.60%
NestEgg Dow Jones U.S. 2030 Fund	0.60%
NestEgg Dow Jones U.S. 2040 Fund	0.60%

Under the Advisory Agreement, the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Agreement, and the Trust has agreed to indemnify the Advisor against any claims or other liabilities arising out of any such error of judgment or mistake or loss. The Adviser shall remain liable, however, for any loss resulting from willful misfeasance, bad faith, or negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Agreement.

Unless sooner terminated, the Advisory Agreement will continue in effect through July 12, 2007 with respect to the NestEgg Dow Jones Funds. The Advisory Agreement will continue from year to year after its anticipated termination date if such continuance is approved at least annually by the Board or by the affirmative vote of a majority of the outstanding shares of the affected Fund or Funds, provided that in either event such Agreement’s continuance also is approved by a majority of the Trustees who are not parties to such Agreement, or "interested persons" (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated by the Trust or the Advisor on 30 days’ written notice, and will terminate immediately in the event of its assignment. Upon termination of the Advisory Agreement, the Trust would be required, at the request of the Advisor, to change its name to a name not including "NestEgg".

For the year ended October 31, 2007 the Adviser earned the following fees:

	Earned	Waived and Reimbursed
NestEgg 2010 Fund	$39,705	$125,663
NestEgg 2015 Fund	$89,479	$129,746
NestEgg 2020 Fund	$207,035	$133,397
NestEgg 2030 Fund	$135,191	$122,128
NestEgg 2040 Fund	$143,547	$119,884

INITIAL BOARD APPROVAL OF THE ADVISORY AGREEMENTS FOR THE NESTEGG DOW JONES FUNDS

American Independence Financial Services, LLC’s compensation under the Advisory Agreement may be reduced in any year if the fund’s expenses exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the fund are qualified for offer or sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and generally excludes brokerage commissions, taxes, interest, extraordinary expenses and, if the fund has a distribution plan, payments made under such plan.

Under the Advisory Agreement, American Independence Financial Services, LLC may reduce its compensation to the extent that the funds’ expenses exceed such lower expense limitation as American Independence Financial Services, LLC may, by notice to the fund, declare to be effective. For the purpose of determining any such limitation on American Independence Financial Services, LLC’s compensation, expenses of the fund shall not reflect the application of commissions or cash management credits that may reduce designated fund expenses. The terms of any expense limitation from time to time in effect are described in the prospectus. In addition, through the end of the fund’s fiscal year ending in 2007, American Independence Financial Services, LLC has agreed to waive fees and reimburse expenses of the fund to the extent necessary to ensure that the funds pays total fund operating expenses at the following rates:

NestEgg 2010
        Class A 0.95%
        Class C 1.45%
        Institutional 0.45%

NestEgg 2015
        Class A 0.95%
        Class C 1.45%
        Institutional 0.45%

NestEgg 2020
        Class A 1.05%
        Class C 1.55%
        Institutional 0.55%

NestEgg 2030
        Class A 1.20%
        Class C 1.70%
        Institutional 0.70%

NestEgg 2040
        Class A 1.25%
        Class C 1.75%
        Institutional 0.75%

       In considering the Advisory Agreement, the Trustees considered numerous factors they believe to be relevant, including a comparison of the fees and expenses of other similarly managed funds, the advisor’s research and decision-making processes, the methods adopted to assure compliance with the funds’ investment objectives, policies and restrictions; the level of research required to select the securities appropriate for investment by the funds; the education, experience and number of advisory personnel; the level of skill and effort required to manage the fund; the value of services provided by the advisor; the economies and diseconomies of scale reflected in the management fee; the advisor’s potential profitability; the financial condition and stability of the advisor; the advisor’s trade allocation methods; the standards and performance in seeking best execution; allocation for brokerage and research and use of soft dollars.

ADMINISTRATION SERVICES

AIFS also provides certain administrative services necessary for the Funds’ operations. For the year ended October 31, 2007, the fees for the services provided under such agreement were calculated based on each Fund’s average daily net assets at an annual rate of 0.15%.

AIFS has entered into an agreement with Vastardis Fund Services LLC ("Vastardis") whereby Vastardis provides sub-administration services for a fee accrued daily and paid monthly, on aggregate net assets of all Funds in the Trust, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate
Up to $500 million	0.075%
In excess of $500 million but not exceeding $1 billion	0.060%
In excess of $1 billion	0.050%

For the year ended October 31, 2007 the Administrator earned the following fees:

	Earned	Waived and Reimbursed
NestEgg 2010 Fund	$ 4,963	$ 2,005
NestEgg 2015 Fund	$11,185	$ 5,680
NestEgg 2020 Fund	$25,879	$10,398
NestEgg 2030 Fund	$16,899	$ 6,314
NestEgg 2040 Fund	$17,943	$ 6,572

DISTRIBUTION AND SERVICES PLANS

The Trust has adopted separate Distribution and Services Plans pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Class A Shares and Class C Shares of the NestEgg Dow Jones Funds (the "Plans"). Under the Plans, the Trust (i) may pay the Distributor or another person for distribution services provided and expenses assumed and (ii) may pay, through the Distributor, broker-dealers or other financial institutions ("Service Organizations") for services, as defined by the Financial Industry Regulatory Authority (FINRA).

Payments to the Distributor will compensate it for distribution assistance and expenses assumed and activities primarily intended to result in the sale of shares, including compensating dealers and other sales personnel, direct advertising and marketing expenses and expenses incurred in connection with preparing, mailing and distributing or publishing advertisements and sales literature, for printing and mailing Prospectuses and SAIs (except those used for regulatory purposes or for distribution to existing shareholders), and costs associated with implementing and operating the Plan.

The Trust intends to enter into servicing agreements under the Plan that will require the Service Organizations receiving such compensation from the Distributor to perform certain services, as defined by FINRA.

Under the Plan, payments by the Trust for distribution expenses may not exceed 0.25% (annualized) of the average daily net assets of Class A Shares of a Fund and 0.75% for Class C Shares, and payments for services, as defined by NASD, may not exceed 0.25% (annualized) of the average daily net asset value of a Fund’s outstanding Class A Shares that are owned of record or beneficially by a Service Organization’s customers for whom the Service Organization is the owner of record or shareholder of record or with whom it has a servicing relationship. Payments for distribution expenses under the Plan are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" the Trust. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The Plan provides that it may not be amended to increase materially the costs that Service Shares may bear for distribution pursuant to the Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Board has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and holders of Class A and Class C Shares. The Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to a Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the Shares of the Fund involved. Any agreement entered into pursuant to the Plan with a Service Organization will be terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Service Shares of such Fund, by the Distributor or by the Service Organization. Any such agreement will also terminate automatically in the event of its assignment.

As long as the Plan is in effect, the nomination of Independent Trustees must be committed to the discretion of the Independent Trustees.

For the year ended October 31, 2007 the Distributor earned the following fees:

Earned
NestEgg 2010 Fund
Class A Shares	$840
Class C Shares	$145
Service Class A	$840
Service Class C	$49

NestEgg 2015 Fund
Class A Shares	$387
Class C Shares	$193
Service Class A	$387
Service Class C	$66

NestEgg 2020 Fund
Class A Shares	$790
Class C Shares	$53
Service Class A	$790
Service Class C	$19

NestEgg 2030 Fund
Class A Shares	$1,152
Class C Shares	$57
Service Class A	$1,152
Service Class C	$20

NestEgg 2040 Fund
Class A Shares	$1,794
Class C Shares	$98
Service Class A	$1,794
Service Class C	$33

SUB-TRANSFER AGENCY PLAN

The Funds have adopted a Sub-Transfer Agency Plan pursuant to which it may pay a fee of up to an annual rate of 0.25% of Fund average daily net assets to service organizations who provide sub-transfer agency services to their customers who own shares of the Funds.

Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts which might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

Your financial intermediary may receive various forms of compensation from you, the Funds or AIFS in connection with the sale of shares of a Fund to you or you remaining an investor in a Fund. The compensation that the financial intermediary receives will vary by class of shares and among financial intermediaries. These types of payments include:

  Contingent deferred sales charges or initial front-end sales charges (if applicable), which are payable from your investment to the Distributor and all or a portion of which are payable by the Distributor to financial intermediaries (see “A Choice of Share Classes” in the Prospectus);

  Ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's Distribution Plans adopted under Rule 12b-1 under the Investment Company Act and Shareholder Servicing Plan, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see “Distribution and Service Plans” in the SAI);

  Shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, which are paid from the assets of a Fund as reimbursement to the financial intermediary for expenses they incur on behalf of the Fund.

  Payments by AIFS out of its own assets. AIFS may make these payments in addition to payments described above. Your financial intermediary may receive payments from AIFS that fall within one or more of the following categories, each of which is described in greater detail below:

  Distribution Related Payments;

  Service Related Payments; and

  Processing Related Payments.

These payments may provide an additional incentive to financial intermediaries to actively promote the Funds or cooperate with AIFS’ promotional efforts. Your financial intermediary may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. You should ask your financial intermediary for details about any such payments it receives from AIFS or any other fees or expenses it charges.

Distribution Related Payments. AIFS may make payments to certain financial intermediaries as incentives to market the funds or to cooperate with AIFS’ promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support. AIFS compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. In the case of any one financial intermediary, Distribution Related Payments generally will not exceed the sum of 0.15% of that financial intermediary’s total sales of the Funds, and 0.15% of the total assets of these funds attributable to that financial intermediary, on an annual basis.

As noted above a number of factors are considered in determining the amount of these Distribution Related Payments, including each financial intermediary's Funds sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give AIFS access to its investment representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” AIFS' goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.

Service Related Payments. Payments may also be made by AIFS to financial intermediaries to compensate or reimburse them for administrative or other shareholder services provided such as omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other services. Payments may also be made for administrative services related to the distribution of the Funds’ shares through the financial intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

AIFS compensates financial intermediaries differently depending upon, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary. Service Related Payments to a financial intermediary generally will not exceed, on an annual basis for any calendar year, 0.25% of the assets attributable to that financial intermediary.

Processing Related Payments. AIFS may make payments to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries’ costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that AIFS may make under this category include, among others, payment of networking fees or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

Other Payments. Additionally, AIFS may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated investment representatives in connection with educational seminars and “due diligence” or training meetings (to the extent permitted by applicable laws or rules of the National Association of Securities Dealers) and marketing efforts related to the Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, meals and conferences. AIFS makes payments for entertainment events it deems appropriate, subject to AIFS’ policies and applicable law. These payments may vary depending on the nature of the event.

As of September 30, 2006, the following financial intermediaries that are broker dealers have been approved by the Board of Trustees to receive Distribution Related and/or Service Related Payments:

Pershing
Fidelity Brokerage Services LLC
Fiserv Trust Company
Benefit Plan Administrators
A.G. Edwards & Sons

Any additions or deletions to the list of financial intermediaries identified above that have occurred since October 31, 2007 are not reflected.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

INTRUST Bank, N.A. acts as custodian of the Trust’s assets. Boston Financial Data Services ("BFDS") acts as transfer agent for the Funds. The Trust compensates BFDS for providing personnel and facilities to perform transfer agency related services for the Trust

EXPENSES

Except as noted below, American Independence Financial Services, LLC bears all expenses in connection with the performance of its advisory and administrative services. The Trust bears its owns expenses incurred in its operations, including: organizational costs; taxes; interest; fees (including fees paid to its Trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory fees; administration fees and expenses; charges of the custodians, transfer agent and fund accountant; certain insurance premiums; outside auditing and legal expenses; fees of independent pricing services; costs of shareholders’ reports and shareholder meetings; fees of industry organizations such as the Investment Company Institute; and any extraordinary expenses. The Trust also pays for brokerage fees and commissions, if any, in connection with the purchase of its portfolio securities.

FEE WAIVERS

The Advisor has agreed in writing to limit the expenses of the NestEgg Dow Jones Funds to the amount indicated in the Prospectus until March 1, 2009. These limits do not include any taxes, brokerage commissions, interest on borrowings or extraordinary expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

The financial statements and financial highlights for the year ended October 31, 2007 have been audited by Grant Thornton LLP, the Funds independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference, in reliance upon such report, given on the authority of Grant Thornton LLP as experts in accounting and auditing.

Dechert LLP, 30 Rockefeller Plaza, New York, New York, serves as counsel to the Trust.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program the "Program"), which includes the Customer Identification Program, as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of an anti-money laundering compliance officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Procedures to implement the Program include, but are not limited to, determining that the Fund’s distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

SHARES OF BENEFICIAL INTEREST

The American Independence Funds Trust was organized as a Delaware business trust on October 7, 2004, and currently consists of ten, five of which are offered in this SAI. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid and non-assessable.

The NestEgg Dow Jones Funds offers three classes of shares, Class A, Class C and Institutional Class shares. Purchases be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Call 1-866-410-2006, or contact your sales representative, broker-dealer or bank to obtain more information about the Funds’ shares.

     The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     As of February 20, 2008, no person owned of record, or to the knowledge of management beneficially owned five percent or more of the outstanding shares of the respective Fund or classes except as set forth below.

Fund	Percentage Owned
NestEgg Dow Jones U.S. 2010 Fund
Class A

Pershing LLC
One Pershing Plaza
Product Support, 14th Floor
Jersey City, NJ 07399	61.86%

SSB&T Co
Sandra C. Whitworth
IRA
860 N. McQueen Rd.
#1144
Chandler, AZ 85225	13.14%

SSB&T Co
David M. Ricci
IRA
3886 Vallejo Drive
Gilbert, AZ 85297	8.19%

Ridge Clearing and Outsourcing
FBO 421-90118-16
2 Journal Sq. Plaza
Jersey City, NJ 07306-4001	6.43%

Institutional Class

NFS LLC FEBO
M&I Trust Company NA
FBO INTRUST Bank Attn Mutual Funds
NJ Dly Rcrdkpg
11270 West Park Pl Ste 400
Milwaukee, WI 53224	95.63%

Class C

Pershing LLC
PO Box 2052
Jersey City, NJ 07399	100.00%

NestEgg Dow Jones U.S. 2015 Fund

Class A

Ridge Clearing and Outsourcing
FBO 421-90118-18
2 Journal Sq. Plaza
Jersey City, NJ 07306-4001	46.92%

Pershing LLC
PO Box 2052
Jersey City, NJ 07399	31.14%

Arrivato Advisors LLC Retirement
MG Trust Company Cust FBO
700 17th St. Ste 300
Denver, CO 80202-2051	18.65%

Class C

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052	100.00%

Institutional Class

NFS LLC FEBO
M&I Trust Company NA
FBO INTRUST Bank Attn Mutual Funds
NJ Dly Rcrdkpg
11270 West Park Pl Ste 400
Milwaukee, WI 53224	98.14%

NestEgg Dow Jones U.S. 2020 Fund

Class A

MG Trust Custodian or Trustee
Ward Feed Yard Inc
Employee Profit
700 17th St.
Denver, CO 80202	43.37%

Pershing LLC
PO Box 2052
Jersey City, NJ 07399	15.89%

Ridge Clearing and Outsourcing
FBO 421-90118-18
2 Journal Sq. Plaza
Jersey City, NJ 07306-4001	6.59%

Arrivato Advisors LLC Retirement
MG Trust Company Cust FBO
700 17th St. Ste 300
Denver, CO 80202-2051	5.13%

Class C

John J . Pileggi
335 Madison Avenue
American Independence Financial Services
New York, NY 10017	94.18%

MG Trust Company Cust FBO
Beck’s Turf Inc. 401K Plan
700 17th St. Ste 300
Denver, CO 80202	5.82%
I

Institutional Class

NFS LLC FEBO

Marshall Isley Tr. Co.
FBO INTRUST Bank
Attn Mutual Funds
NJ Dly Rcrdkpg
11270 West Park Pl Ste 400
Milwaukee, WI 53224	99.49%

NestEgg Dow Jones U.S. 2030 Fund

Class A

MG Trust Custodian or Trustee
Ward Feed Yard Inc
Employee Profit
700 17th St.
Denver, CO 80202	55.10%

SSB&T Co.
David M. Ricci
IRA
3886 Vallejo Drive
Gilbert, AZ 85297	11.92%

MG Trust Company
CUST FBO
Arrivato Advisors, LLC
Retirement
700 17th St.
Denver, CO 80202	9.31%

Class C

Institutional Class

NFS LLC FEBO
M&I Trust Company NA
FBO INTRUST Bank Attn Mutual Funds
11270 West Park Pl Ste 400
Milwaukee, WI 53224	98.70%

NestEgg Dow Jones U.S. 2040 Fund

Class A

MG Trust Custodian or Trustee
Ward Feed Yard Inc
Employee Profit
700 17th St.
Denver, CO 80202	40.28%

SSB&T Co C/F
James O. Vanarsdale
Rollover IRA
501 N Main
Macksville, KS 67557	34.54%

MG Trust Company
CUST FBO
Arrivato Advisors, LLC
Retirement
700 17th St.
Denver, CO 80202	19.43%

Class C

Ridge Clearing and Outsourcing
FBO 421-90132-18
2 Journal Sq. Plaza
Jersey City, NJ 07306-4001	97.75%

Institutional Class

NFS LLC FEBO
M&I Trust Company NA
NJ Dly Rcrdkpg
11270 West Park Pl Ste 400
Milwaukee, WI 53224	99.47%

     The Funds do not know the extent to which other holders of record were beneficial owners of shares indicated.

VOTING RIGHTS

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund. Under the Fund’s Trust Instrument, the Boards of Trustees are authorized to create new portfolios or classes without the approval of the shareholders of the applicable Fund. Each share will have a pro rata interest in the assets of the Fund portfolios to which the shares of that series relates, and will have no interest in the assets of any other Fund portfolio. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class. Each Fund’s Board of Trustees is also authorized to create new classes without shareholder approval. When certain matters affect one class but not another, the shareholders would vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or portfolio unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund’s fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the Advisory Contract is a matter to be determined separately by each Fund. As used in the Prospectus and in this SAI, the term "majority", when referring to approvals to be obtained from shareholders of a Fund or class means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or class. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust may dispense with annual meetings of shareholders in any year in which it is not required to elect trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a trustee is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a Fund represents an equal proportional interest in that Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

A Shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a "control person" (as defined under applicable securities laws) of the Fund.

CONVERSION INTO A FEEDER FUND

The Board may convert the Funds in the future into a feeder fund in a master-feeder fund structure without approval of the Funds’ shareholders (the "Shareholders"). It is uncertain whether the Funds will convert into a feeder fund in the future and doing so may require certain regulatory approvals. As a feeder fund, each Fund would seek to achieve its investment objective by investing all of its assets in the securities of a single master fund with substantially the same investment objective, strategies and restrictions as the Fund. If the Funds were to convert into feeder funds, the Funds’ interest in the securities owned by the master fund would be indirect, unlike other investment companies that typically acquire and manage their own portfolio securities directly.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

It is the policy of the Trust ("Disclosure Policies"), with respect to each of the Funds, to disclose to the general public the portfolio holdings of each of the Funds: (i) in regular public filings made with the Securities and Exchange Commission; and (ii) on a quarterly basis with a lag time of 30 days, by calling 1-888-266-8787. The Funds may also disclose portfolio holdings information in response to a request from a regulatory or other governmental entity.

Portfolio holdings information for the Funds may also be made available more frequently and prior to its public availability ("non-standard disclosure") to:

(1)	the Funds’ service providers including the Funds’ custodian, administrator, fund accountant, financing agents, pricing services and certain others (such as auditors, proxy voting services and securities lending agents) necessary for the Funds’ day-to-day operations ("Service Providers"); and

(2)	certain non-service providers including ratings agencies and other qualified financial professionals (such as Lipper Analytical Services, Moody’s Investors Service, Morningstar, Standard & Poor’s Rating Service and Thomson Financial) for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation) ("Non-Service Providers"). Generally such information is provided to non-service providers on a monthly and quarterly basis with a five-to-fifteen day lag. The above list of ratings agencies will be updated each year.

Prior to the release of non-standard disclosure to Non-Service Providers, the recipient must adhere to the following conditions:

(1)	the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and

(2)	the recipient signs a written Confidentiality Agreement. Persons and entities unwilling to execute an acceptable Confidentiality Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Funds’ Disclosure Policies; or

(3)	the recipient provides assurances of its duty of confidentially by such means as certification as to its policies’ adequacy to protect the information that is disclosed.

The Funds have determined that non-standard disclosure to each service and non-service providers fulfills legitimate business purpose and is in the best interest of shareholders and believes that these arrangements subject the recipients to a duty of confidentiality. Neither the Funds nor the Funds’ investment adviser or any sub-adviser may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. These Disclosure Policies may not be waived or exceptions made, without the consent of the Funds’ Chief Compliance Officer. The Board of Trustees has approved this policy and will review any material changes to this policy, and shall periodically review persons or entities receiving non-standard disclosure. The Board of Trustees and Chief Compliance Officer (1) may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds’ Disclosure Policies and (2) will address any conflicts of interest involving non-standard disclosure.

PERFORMANCE INFORMATION

The NestEgg Dow Jones 2010 Fund, NestEgg Dow Jones 2015 Fund, NestEgg Dow Jones 2020 Fund, NestEgg Dow Jones 2030 Fund and NestEgg Dow Jones 2040 Fund may quote performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. The following paragraphs describe how yield and return are calculated by the NestEgg Dow Jones Funds.

Return Calculations. Returns quoted in advertising reflect all aspects of a Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in a Fund’s NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund’s performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns, a Fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax and an after-tax basis. Returns may or may not include the effect of a fund’s short-term trading fee or the effect of a fund’s small balance maintenance fee. Excluding a fund’s short-term trading fee or small balance maintenance fee from a return calculation produces a higher return figure. Returns, yields, if applicable, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

From time to time, in advertisements or in reports to shareholders, a Fund’s yield or total return may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices. The total return and yield of the NestEgg Dow Jones Funds may be compared to the comparable Dow Jones Target Date Indexes. In addition, total return and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron’s, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, may be used in comparing the performance of a Fund. The total return and yield of a Fund may also be compared to data prepared by Lipper, Inc.

From time to time, the Trust may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Trust; (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) that may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of Fund rankings or ratings by recognized rating organizations. The Trust may also include calculations, such as hypothetical compounding examples, that describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

METHODOLOGY OVERVIEW OF THE DOW JONES TARGET DATE INDEXES BASIC COMPOSITION

Each Dow Jones Target Date Index is made up of three composite major asset classes (CMACs)--equity, fixed income and cash--the proportions of which are adjusted over time as the index maturity date approaches. The equity and fixed income CMACs cover a variety of sub asset classes and are formed by equally weighting the indexes listed in the table below. The cash CMAC is defined as the Lehman 1-3 month T-bill index.

CMAC COMPOSITION EQUITY

     - Dow Jones U.S.Large-Cap Growth Index

     - Dow Jones U.S. Large-Cap Value Index

     - Dow Jones U.S. Mid-Cap Growth Index

     - Dow Jones U.S.Mid-Cap Value Index

     - Dow Jones U.S.Small-Cap Growth Index

     - Dow Jones U.S.Small-Cap Value Index

     - Dow Jones Europe/Canada Index

     - Dow Jones Asia/Pacific Index

     - Dow Jones Institutional Emerging Markets Index

FIXED INCOME

     - Lehman Government Bond Index

     - Lehman Corporate Bond Index

     - Lehman Mortgage Bond Index

     - Lehman Majors (ex U.S.) Index

CASH

     - Lehman 1-3 month T-bill index

CMAC WEIGHTINGS

Each Target Date index always contains at least 4% stocks, 4% bonds and 4% cash. The Target Today index always reflects 20% of the risk of the stock CMAC (calculated as 36-month semi-variance).

All other Target Date indexes reflect 90% of the risk of the stock CMAC until the 35th year prior to index maturity. Then, beginning in January of the 35th year prior to the index maturity, each Target Date Index begins to reduce risk monthly until it reaches 20% of the stock CMAC risk on December 31 of the index maturity year. The three CMACs within each index are rebalanced to maximize the allocation to the asset with the greatest expected return at the specified level of risk, based on the following steps:

Each Target Date index’s monthly risk level and corresponding CMAC allocation are determined based on the current risk level of the stock CMAC and according to the number of months remaining until December 31st of the maturity year.

Rather than following a straight-line reduction of risk, Target Date indexes risk levels decline following a cosine curve--thus reducing risk at a lower rate at the beginning of 35 years and a higher rate in the middle years, returning to a lower rate toward the end of the 35 years as the index approaches maturity.

For all months <= 420 the formula for setting the risk levels in percent form for the Target Date indexes is:

min risk +(((Cos(P(s))+1)/2)*R(r)) = Each month’s risk level where:

P(s) = (P(r)*(pi/P))
P = Total Periods = 35*12 = 420
P(r) = P-P(cr)
P(cr) = Periods currently Remaining
R(r) = Risk range = Max Risk - Min Risk
Max Risk = 90
Min Risk = 20

CALCULATION

The return of each Target Date index for a given month is the aggregate return of the underlying indexes for the month. The apportioned asset allocations assigned at the beginning of the month for each level of risk are multiplied by the monthly return of the corresponding asset class indexes to create the Target Date index return for a given month

As described, the Dow Jones Target Date Indexes reflect gradual reductions in risk over time. At inception each index represents 90% of the risk of the equity CMAC; this risk level gradually declines until the index represents just 20% of equity CMAC risk. The table below summarizes the performance of indexes whose risk has been held constant at 90% and 20% of equity CMAC risk. It illustrates that a portfolio index taking a predetermined percentage of equity risk does not realize that same percentage of equity return. Thus while the Dow Jones Target Date Index methodology limits index risk to a percentage of equity CMAC risk, index return is not similarly limited.. Historic risks/returns and relationships are not necessarily indicative of future risks/returns and relationships.

METHODOLOGIES OF UNDERLYING INDEXES

The methodologies of the underlying sub asset class indexes are determined by their respective index providers. The equity indexes are maintained by Dow Jones Indexes; their methodologies are available at www.djindexes.com. The fixed-income and cash (T-Bill) indexes are maintained by Lehman Brothers.

FINANCIAL STATEMENTS

The financial statements and financial highlights for the year ended October 31, 2007 have been audited by Grant Thornton LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference, in reliance upon such report, given on the authority of Grant Thornton LLP as experts in accounting and auditing. Information from previous years and periods were audited by the predecessor funds’ independent registered public accounting firm. The American Independence Funds’ annual report includes the financial statements referenced above and is available without charge upon request by calling 1-888-266-8787.

MISCELLANEOUS

As used in this SAI, a "majority of the outstanding shares" of a Fund means, with respect to the approval of an investment advisory agreement or change in an investment objective (if fundamental) or a fundamental investment policy, the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

If you have any questions concerning the Trust or any of the Funds, please call 1-866-410-2006.

APPENDIX A -- FUTURES AND OPTIONS

As previously stated, the Funds may enter into futures contracts and options in an effort to have fuller exposure to price movements in securities markets pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions and for other hedging and investment purposes. Such transactions are described in this Appendix. Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on interest rates, various securities (such as U.S. government securities or a single stock ("security future")), securities indices ("stock index future"), foreign currencies, and other financial instruments and indices. These Funds may engage in futures transactions on both U.S. and foreign exchanges.

Futures contracts entered into by one of these Funds (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the Commodity Futures Trading Commission ("CFTC") or, with respect to certain contracts, on foreign exchanges. Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges. A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Neither the CFTC, the National Futures Association ("NFA"), the SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s or SEC’s regulations and other federal securities laws and regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

I INTEREST RATE FUTURES CONTRACTS.

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date.

Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund might use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. For futures traded on certain trading facilities, the determination would be in accordance with the rules of the exchange or other trading facility on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is affected by the Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is affected by the Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury bills; and ninety-day commercial paper. The Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. The Fund would deal only in standardized contracts on recognized exchanges and trading facilities.

Examples of Futures Contract Sale. The Fund might engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93. In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an off-setting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

Examples of Futures Contract Purchase. A Fund might engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

For example, assume that the market price of a long-term bond that a Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rose from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II SECURITY FUTURES CONTRACTS AND STOCK INDEX FUTURES CONTRACTS.

Security Futures Contracts. The Fund may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices. When securities prices are falling, the Fund can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities. When securities prices are rising, the Fund can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it effects anticipated purchases. For example, the Fund may take a "short" position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Fund’s portfolio securities. On other occasions, the Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

Stock Index Futures Contracts. A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, there are also futures contracts on narrower market indexes, such as the S&P 100 or indexes based on an industry or market segment, such as oil and gas stocks. A stock or bond index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the common stocks or bonds included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Some stock index futures contracts are based on broad market indices, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the S&P 100 or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

The following are examples of transactions in stock index futures (net of commissions and premiums, if any):

ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE

Hedge Objective: Protect Against Increasing Price

Portfolio	Futures
Day Hedge is Placed -
Anticipate Buying $62,500	Buying 1 Index Futures at 125
Equity Portfolio	Value of Futures :
$62,500/Contract

-Day Hedge is Lifted -
Buy Equity Portfolio with	Sell 1 Index Futures at 130
Actual Cost = $65,000	Value of Futures =
Increase in Purchase Price = $2,500	$65,000/Contract
Gain on Futures = $2,500

HEDGING A STOCK PORTFOLIO: SELL THE FUTURE

Hedge Objective: Protect Against Declining Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

Portfolio	Futures
- Day Hedge is Placed
Anticipate Selling	Sell 16 Index Futures at 125 Value of
$1,000,000	Futures = $1,000,000
Equity Portfolio
- Day Hedge is Lifted -
Equity Portfolio – Own stock with Value =	Buy 16 Index Futures at 120 Value Futures =
$960,000	$960,000
Loss in Fund Value = $40,000	Gain on Futures = $40,000

If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund’s transactions in stock index futures would be as set forth below.

ANTICIPATORY PURCHASE HEDGE: BUY THE FUTURE

Hedge Objective: Protect Against Increasing Price

Portfolio	Futures
- Day Hedge is Placed
Anticipate Buying $62,000	Buying 1 Index Futures at 125 Value of
Equity Portfolio	Futures = $62,500
- Day Hedge is Lifted -
Buy Equity Portfolio with Actual Cost = $60,000	Sell 1 Index Futures at 120 Value Futures =
Increases in Purchase Price = $2,500	$60,000/Contract
Loss on Futures = $2,500

HEDGING A STOCK PORTFOLIO: SELL THE FUTURE

Hedge Objective: Protect Against Declining Value of the Fund

Factors:

Value of Stock Fund = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Fund Beta Relative to the Index = 1.0

Portfolio	Futures
- Day Hedge is Placed
Anticipate Selling $1,000,000	Sell 16 Index Futures at 125 Value of
Equity Portfolio	Futures = $1,000,000
- Day Hedge is Lifted -
Equity Portfolio – Own stock with Value =	Sell 16 Index Futures at 130 Value Futures =
$1,040,000	$1,040,000
Gain in Fund Value = $40,000	Loss of Futures = $40,000

III FUTURES CONTRACTS ON FOREIGN CURRENCIES.

To the extent the Fund invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return or to hedge against changes in currency exchange rates. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions. For example, the Fund may take a "short" position to seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Fund’s portfolio securities. On other occasions, the Fund may take a "long" position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

IV MARGIN PAYMENTS.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or liquid portfolio securities, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

There are several risks in connection with the use of futures by the Fund. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of a hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In instances involving the purchase of futures contracts by the Fund, an amount of cash or liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s Custodian and/or in a margin account with a broker to collateralize the position and thereby reduce the leverage effect resulting from the use of such futures.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and any securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Positions in futures may be closed out only if there is a secondary market for such futures. Although the Fund intends to purchase or sell futures only where there appears to be active secondary markets, there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will normally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges and other trading facilities which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange, trading facility or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by the Fund is also subject to the Adviser’s ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI OPTIONS ON FUTURES CONTRACTS.

The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

VII OTHER TRANSACTIONS.

The Fund is authorized to enter into transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Fund’s hedging and other investment strategies if, in the judgment of the Adviser, transactions therein are necessary or advisable.

VIII ACCOUNTING TREATMENT.

Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES
AMERICAN INDEPENDENCE FUNDS TRUST
PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of American Independence Funds Trust (the "Trust") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities (the "Securities") held by certain of the Trust’s investment portfolios ("Funds"):

I. POLICY

A. It is the policy of the Board of Trustees of the Trust (the "Board") to delegate the responsibility for voting proxies relating to Securities held by the Funds to American Independence Financial Services, LLC (the "Adviser") as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight. The voting of proxies is an integral part of the investment management services provided by the Adviser pursuant to the advisory contract. As the Adviser and Foreside, the Funds’ principal underwriter, are not affiliates, the delegation of authority to the Adviser to vote proxies relating to portfolio securities eliminates the potential for conflicts of interest between Foreside and the Funds’ shareholders from the proxy voting process.

B. The Adviser may, but is not required to, further delegate the responsibility for voting proxies relating to Securities held by the Funds to a sub-adviser (each a "Sub-Adviser") retained to provide investment advisory services to certain Funds. If such responsibility is delegated to a Sub-Adviser, then the Sub-Adviser shall assume the fiduciary duty and reporting responsibilities of the Adviser under these policy guidelines.

II. FIDUCIARY DUTY

The right to vote a proxy with respect to Securities held by the Funds is an asset of the Company. The Adviser or Sub-Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

III. PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

A. Review of Adviser’s Proxy Voting Procedures. The Adviser with authority to vote proxies on behalf of the Funds shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

B. Voting Record Reporting. No less frequently than annually, the Adviser shall report to the Board a record of each proxy voted with respect to Securities of the Funds during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest, the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved. As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or affiliated persons of the Adviser have a financial interest in a matter presented by a proxy other than its duties as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

IV. REVOCATION

The delegation by the Board of the authority to vote proxies relating to Securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V. ANNUAL FILING

The Company shall file an annual report of each proxy voted with respect to Securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

VI. DISCLOSURES

A. The Company shall include in its registration statement:

1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to Securities; and

2. A statement disclosing that information regarding how the Company voted proxies relating to Securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

B. The Company shall include in its Annual and Semi-Annual Reports to shareholders:

1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to Securities of the Funds is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; and on the SEC website.

2. A statement disclosing that information regarding how the Company voted proxies relating to Securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

VII. REVIEW OF POLICY

At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

Adopted: July 12, 2005

AMERICAN INDEPENDENCE FINANCIAL SERVICES, LLC

PROXY VOTING POLICY AND PROCEDURES

GENERAL POLICY

     It is the policy of American Independence Financial Services, LLC ("AIFS") to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of clients for whom AIFS provides discretionary investment management services and have authority to vote their proxies.

     AIFS may vote proxies as part of its authority to manage, acquire and dispose of account assets. AIFS will not vote proxies if the advisory agreement does not provide for AIFS to vote proxies or the "named fiduciary" for an account has explicitly reserved the authority for itself.

     When voting proxies for client accounts, AIFS’s primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, AIFS will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. If appropriate to do so, AIFS may employ an independent service provider to vote a proxy or to advise in the voting of a proxy. In certain situations, a client or its fiduciary may provide AIFS with a statement of proxy voting policy. In these situations, AIFS will generally seek to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibility of AIFS.

PROCEDURES FOR VOTING PROXIES

     These procedures are adopted pursuant to the policy cited above and are hereby delegated to the Proxy Committee. The Proxy Committee may consist of executive, investment, compliance, legal and operations personnel. The Proxy Committee will review these procedures on a yearly basis and make such changes as it believes are necessary to maintain compliance with applicable federal securities regulations.

EVALUATION AND VOTING

     The Proxy Committee shall designate one or more employees of AIFS (each a "designated employee") to review each proxy received by AIFS for which AIFS has the responsibility to vote and to ensure that all proxies are voted according to AIFS’s guidelines.

     1. The issues presented in the proxy materials;

     2. The interests of AIFS, if any, in those issues;

     3. How the proxy will be voted; and

     The record will include any external conversations and copies of all other materials that were material to the evaluation and recommendation made by the designated employee. Where an apparent conflict of interest exists, or where the designated employee requires additional guidance, the nature and circumstances of the proxy will be brought to the attention of the Proxy Committee, which will determine how the proxy will be voted.

     In cases where a client has asked AIFS for advice with respect to a proxy, the designated employee will submit a memorandum containing the recommendation to the Proxy Committee, which will:

     1. Endorse the memorandum for delivery to the client;

     2. Return the memorandum for further consideration; or

     3. In the case of a potential conflict of interest or basic disagreement about the voting of the 3 proxy, submit the memorandum to the Investment Policy Committee for direction with respect to the advice AIFS should provide to the client with respect to the proxy. CONFLICTS OF INTEREST

     AIFS will maintain a list of those companies which issue publicly traded securities and with which affiliates of AIFS has such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between AIFS and its clients.

     The term "conflict of interest" refers to a situation in which affiliates of AIFS has a financial interest in a matter presented by a proxy other than the obligation AIFS incurs as investment adviser and any other client which may compromise AIFS’s freedom of judgment and action with respect to the voting of the proxy. Examples of such a situation include:

     1. Companies affiliated with Trustees;

     2. Companies affiliated with officers of AIFS; and

     3. Companies that maintain significant business relationships with AIFS or is actively seeking a significant business relationship.

     Proxies that are received from companies on the list will be directed by the designated employee to the Proxy Committee for its review and consideration. The Proxy Committee will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, AIFS’s commitment to vote proxies in the best interests of client accounts, how the proxy will be voted.

     In rare instances, the Proxy Committee may decline to vote the proxy when the cost of addressing the potential conflict of interest is greater than the benefit to the Funds or any other clients of voting the proxy.

     All votes submitted by IFS on behalf of its clients are not biased in any way by other clients of AIFS. For example, the fact that XYZ Corporation is a client of AIFS does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power (unless otherwise directed by a client with respect to that client’s stock).

REPORTING AND DISCLOSURE

     Once each year, AIFS shall include in its presentation materials to the Boards of Trustees of the investment companies which it serves as investment adviser, a record of each proxy voted with respect to portfolio securities of the investment companies during the year. With respect to those proxies that AIFS has identified as involving a conflict of interest, AIFS shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

     AIFS shall disclose within its Form ADV how other clients can obtain information on how their securities were voted. AIFS shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.

RECORDKEEPING

AIFS shall retain records relating to the voting of proxies, including:

     1. A copy of this proxy voting policy and procedures relating to the voting of proxies.

     2. A copy of each proxy statement received by AIFS regarding portfolio securities in AIFS client accounts.

     3. A record of each vote cast by AIFS on behalf of a client.

     4. A copy of each written client request for information on how AIFS voted proxies on behalf of the client account, and a copy of any written response by AIFS to the client account.

     5. A copy of any document prepared by AIFS that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

     AIFS shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies.

     These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of AIFS.

SCHEDULE A

     The following is a concise summary of AIFS’s proxy voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

-	An auditor has a financial interest in or association with the company, and is therefore not independent

-	Fees for non-audit services are excessive, or

-	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2. BOARD OF TRUSTEES

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all Trustees annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside Trustees of CEO pay.

Majority of Independent Trustees/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of Trustees be independent unless the board composition already meets the threshold for definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent Trustees if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

Shareholder Ability to Act by Written Consent

-	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

-	Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

-	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

-	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

-	Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements. Cumulative Voting

-	Vote AGAINST proposals to eliminate cumulative voting.

-	Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Confidential Voting

-	Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

-	Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

-	Voting for Director Nominees in Contested Elections

-

Votes in a contested election of Trustees must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE.

5. POISON PILLS
-	Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

-	Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE Common Stock Authorization

-	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis..

-	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

-	Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

-	Vote AGAINST proposals to create a new class of common stock with superior voting rights.

-	Vote FOR proposals to create a new class of nonvoting or sub voting common stock if:

-	It is intended for financing purposes with minimal or no dilution to current shareholders

-	It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, AIFS will value every award type. AIFS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once AIFS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

-	Historic trading patterns

-	Rationale for the repricing

-	Value-for-value exchange

-	Option vesting

-	Term of the option

-	Exercise price

-	Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

-	Purchase price is at least 85 percent of fair market value

-	Offering period is 27 months or less, and

-	Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

AMERICAN INDEPENDENCE FUNDS TRUST

PART C. OTHER INFORMATION

Item 23. Exhibits:

(a)	(1)	Trust Instrument(1)

	(2)	Amendment to Trust Instrument(2)

(b)	By-Laws.(1)

(d)	Investment Advisory Contracts.

	(1)	Investment Advisory agreement between Registrant and Arrivato Advisors, LLC(1)

	(2)	Form of Investment Advisory Agreement between Registrant and American Independence Financial Services, LLC(3)

	(3)	Form of Sub-Advisory Agreement between American Independence Financial Services,LLC and Barrow, Hanley, Mewhinney & Strauss, Inc.(4)

	(4)	Form of Sub-Advisory Agreement between American Independence Financial Services, LLC and Commerce Asset Management.(4)

	(5)	Form of Sub-Advisory Agreement between American Independence Financial Services, LLC and Miller & Jacobs Capital, LLC.(5)

	(6)	Amended Investment Advisory Agreement between Registrant and American Independence Financial Services, LLC.dated February 2008*

	(7)	Form of Sub-Advisory Agreement between American Independence Financial Services and Fischer Francis Trees & Watts*

(e)	Underwriting Contracts

	(1)	Distribution Agreement between Registrant and BISYS Fund Services Limited Partnership.(1)

	(2)	Amendment to the Distribution Agreement dated November 14, 2005(3)

	(3)	Distribution Agreement between Registrant and Foreside Fund Services, LLC*

(f)	None.

(g)	Custodian Agreement between Registrant and INTRUST Bank, NA.(2)

(h)	Other Material Contracts.

	(1)	Form of Master Services Agreement between Registrant and BISYS Fund Services Ohio, Inc.(1)

	(2)	Amendment to Master Services Agreement between Registrant and BISYS Fund Services Ohio, Inc.

	(2)	Fund Accounting Agreement between Registrant and JPMorgan Worldwide Securities Services*

	(3)	Transfer Agent and Service Agreement between Registrant and Boston Financial Data Services, Inc.

	(3)	Sub-Transfer Agency Agreement(1)

	(4)	Form of Agreement and Plan of Reorganization.(4)

	(5)	Form of Agreement and Plan of Reorganization with Fischer Francis Trees & Watts*

(i)	Legal Opinion.

	(1)	Opinion and Consent of Dechert LLP

(j)	Consent of Independent Public Accountants

(k)	None.

(m)	(1)	Rule 12b-1 Plan.(1)

	(2)	Amended Rule 12b-1 Plan(3)

	(3)	Amended Rule 12b-1 Plan

(n)	(1)	Rule 18f-3 Plan.(1)

	(2)	Revised Rule 18f-3 Plan dated Nov. 14, 2005(3)

	(3)	Revised Rule 18f-3 Plan dated December 15, 2006.(5)

(o)	N/A

(p)	Codes of Ethics

	(1)	Code of Ethics of Arrivato Funds Trust(1)

	(2)	Code of Ethics of Arrivato Advisors, LLC(2)

	(3)	Code of Ethics of BISYS (Distributor)(2)

	(4)	Code of Ethics of Barrow Hanley(3)

	(5)	Code of Ethics of Commerce Asset Management(3)

	(6)	Code of Ethics of Miller & Jacobs Capital, LLC.(5)

	(7)	Code of Ethics of Fischer Francis Trees & Watts*

(q)	Power of Attorney (3)

*	To be filed by amendment.

1.	Previously filed with Pre-Effective Amendment No. 2 filed on July 28, 2005.

2.	Previously filed with Pre-Effective Amendment No. 3 filed on August 29, 2005.

3.	Previously Filed Incorporated by reference from exhibits filed with Registrants Registration Statement on Form N-14 filed with the Securities and Exchange Commission on February 15, 2006.

4.	Previously filed with Post-Effective Amendment No. 2 Filed on February 23, 2006.

5.	Previously filed with Post-Effective Amendment No. 5 Filed on January 16, 2007.

Item 25. Indemnification
No change from the information set forth in Item 25 of the most recently filed N-1A of American Independence Funds Trust (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 333-124214 and 811-21757) as filed with the Securities and Exchange Commission on March 1, 2007 (Accession No. 0000950123-07-002946.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York and State of New York on the 29th day of February, 2008.

AMERICAN INDEPENDENCE FUNDS TRUST
By: /s/ Eric Rubin
--------------------
Eric Rubin
President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has Been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Eric Rubin
Eric Rubin	President	February 29, 2008

/s/ Richard A. Wedemeyer*
Richard A. Wedemeyer	Chairman of the Board
	and Trustee	February 29, 2008

/s/ Jeffrey Haas*
Jeffrey Haas	Trustee	February 29, 2008

/s/ Joseph Hankin*
Joseph Hankin	Trustee	February 29, 2008

/s/ Terry L. Carter*	Trustee	February 29, 2008
Terry L. Carter

/s/ Thomas F. Kice*	Trustee	February 29, 2008
Thomas F. Kice

/s/ George Mileusnic*	Trustee	February 29, 2008
George Mileusnic

/s/ John J. Pileggi*	Trustee	February 29, 2008
John J. Pileggi

/s/ Ronald Baldwin*	Trustee	February 29, 2008
Ronald Baldwin

/s/ Peter L. Ochs*	Trustee	February 29, 2008
Peter L. Ochs

*By: /s/ Eric Rubin
Eric Rubin, Attorney-in-Fact pursuant to
Power of Attorney Previously Filed